MARKET DIMENSIONS
A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
Security Life Separate Account S-L1 (formerly known as Southland Separate Account L1)
and
Security Life of Denver Insurance Company

The Policy	The Fund Families

  Is issued by Security Life of Denver Insurance Company. Prior to October 1, 2004, the policy was issued by Southland Life Insurance Company. See Security Life of Denver Insurance Company on page 16 for more information about the merger of Southland Life Insurance Company with and into Security Life of Denver Insurance Company.
Funds from the following fund families are available through the policy.
Alger American Funds
Is returnable by you during the free look period if you are not satisfied.	American Funds Insurance Series
Is no longer offered for sale to new purchasers.
Premium Payments	Fidelity® Variable Insurance Products Funds
Are flexible, so the premium amount and frequency may vary.
Are allocated to the variable account and the fixed account, based on your instructions.	ING Investors Trust
Are subject to specified fees and charges.	ING Partners
The Policy Value	ING Strategic Allocation Portfolios
Is the sum of your holdings in the fixed account, the variable account and the loan account.
Has no guaranteed minimum value under the variable account. The value varies with the value of the sub-accounts you select.	ING VP Portfolios
ING Variable Products (VP) Trust
Has a minimum guaranteed rate of return for amounts in the fixed account.
Is subject to specified fees and charges including possible surrender charges.	INVESCO Variable Investment Funds, Inc.
Death Benefit Proceeds
Are paid if your policy is in force when the insured person dies.	Janus Aspen Series
Are calculated under your choice of options:	Pioneer Variable Contracts Trust

    Option 1 - the base death benefit is the greater of the amount of basic insurance coverage you have selected or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A; or

Putnam Variable Trust

    Option 2 - the base death benefit is the greater of the amount of basic insurance coverage you have selected plus the policy value or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Are equal to the base death benefit plus any rider benefits minus any outstanding loans, accrued loan interest and unpaid fees and charges.
Are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.
This prospectus describes what you should know before purchasing the Market Dimensions variable universal life insurance policy. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy described in this prospectus is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

The date of this prospectus is October 1, 2004

TABLE OF CONTENTS
	Page		Page
POLICY SUMMARY .............................	3	Termination of Coverage ................................	46
The Policy's Features and Benefits ...............	3	TAX CONSIDERATIONS ............................	47
Factors You Should Consider Before		Tax Status of the Company ..............................	48
Purchasing a Policy ............................	6	Tax Status of the Policy .................................	48
Fees and Charges ....................................	8	Diversification and Investor Control Requirements .	48
THE COMPANY, THE FIXED ACCOUNT		Tax Treatment of Policy Death Benefits ..............	49
AND THE VARIABLE ACCOUNT ......	16	Distributions Other than Death Benefits ...............	49
Security Life of Denver Insurance Company ...	16	Other Tax Matters ........................................	51
The Investment Options ............................	16	ADDITIONAL INFORMATION ....................	53
DETAILED INFORMATION ABOUT THE		General Policy Provisions ...............................	53
POLICY ........................................	19	Trading - Industry Developments.......................	59
Purchasing a Policy .................................	19	Legal Proceedings ........................................	59
Fees and Charges ....................................	23	Financial Statements .....................................	59
Death Benefits .......................................	28	APPENDIX A ............................................	A-1
Additional Insurance Benefits .....................	34	APPENDIX B ............................................	B-1
Policy Value ..........................................	38	MORE INFORMATION IS AVAILABLE ........	Back Cover
Special Features and Benefits.......................	40
TERMS TO UNDERSTAND
The following is a list of some of the key defined terms and the page number on which each is defined:
Term	Page Where Defined	Term	Page Where Defined
Age	19	Policy Date	19
Fixed Account .	16	Policy Value	38
Fixed Account Value	38	Segment or Coverage Segment	28
Loan Account	5	Surrender Value	4
Loan Account Value	40	Valuation Date	38
Monthly Processing Date	25	Variable Account	17
Net Premium	20	Variable Account Value	38

"Security Life" "we," "us," "our" and the "company" refer to Security Life of Denver Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

State Variations - State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center or your agent/registered representative.

You may contact us about the policy at our:	Customer Service Center P.O. Box 5065 Minot, ND 58702-5065 1-877-253-5050

2 - Market Dimensions
POLICY SUMMARY

This summary highlights the features and benefits of the policy, the risks that you should consider before purchasing a policy and the fees and charges associated with the policy and its benefits. More detailed information is included in the other sections of this prospectus which should be read carefully before you purchase the policy.

The Policy's Features and Benefits
Premium Payments See Premium Payments, page 20.

    You choose when to pay and how much to pay.

    You will need to pay sufficient premiums to keep the policy in force. Failure to pay sufficient premiums may cause your policy to lapse.

    You cannot pay additional premiums after age 100.

    We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code.

    We deduct tax charges and a sales charge from each premium payment and credit the remaining premium (the "net premium") to the variable account or the fixed account according to your instructions.

Free Look Period See Free Look Period, page 22.

    During the free look period, you have the right to examine your policy and return it for a refund if you are not satisfied for any reason.

    The free look period is generally ten days from your receipt of the policy, although certain states may allow more than ten days.

    Generally, there are two types of free look refunds:

Some states require a return of all premium we have received; and Other states require that we return your policy value plus a refund of all fees and charges deducted.

    The length of the free look period and the free look refund that applies in your state will be stated in your policy.

    During the free look period, your net premium will be allocated among the investment options you have selected unless your state requires a return of premium as the free look refund. In these states your net premium directed to the sub-accounts will be allocated to the ING Liquid Asset Portfolio sub-account until after the free look period ends.

Death Benefits See Death Benefits, page 28.

    Death benefits are paid if your policy is in force when the insured person dies.

    Until age 100, the amount of the death benefit will depend on which death benefit option is in effect when the insured person dies.

    There are two death benefit options available under your policy:

    Option 1 - the base death benefit is the greater of the amount of basic insurance coverage you have selected or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A; or

    Option 2 - the base death benefit is the greater of the amount of basic insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

    After age 100, death benefit Option 1 will apply to all policies and the amount of basic insurance coverage selected will equal the amount of basic insurance coverage in effect on the policy anniversary nearest the insured person's 100th birthday plus the amount of coverage, if any, under the adjustable term insurance rider on that date.

    We will reduce the death benefit proceeds payable under any death benefit option by any outstanding loans, accrued loan interest and unpaid fees and charges.

    The death benefit is generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Market Dimensions - 3

No-Lapse and Death Benefit Guarantees See No-Lapse and Death Benefit Guarantees, page 32.

    Generally, your policy will not lapse as long as your policy value minus any surrender charge and any outstanding loan amount and accrued loan interest (the "surrender value") is enough to pay the periodic fees and charges when due.

    However, during the first three policy years we guarantee that your policy will not lapse, regardless of its surrender value, provided the premiums you have paid minus partial withdrawals, loans and accrued loan interest equals or exceeds the minimum annual premium during each of your first three policy years.

    Additionally, a death benefit guarantee is available which provides that the basic insurance coverage under the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges when due. The death benefit guarantee is an optional benefit and may be selected only when you apply for the policy.

    Depending on which death benefit guarantee you select, the guarantee lasts for:

The greater of ten policy years or until the insured person reaches age 65; or The lifetime of the insured person or to the policy anniversary nearest the insured person's 100th birthday.
To keep the death benefit guarantee in force, on any monthly processing date:

    Your cumulative premium payments minus any partial withdrawals, loans and accrued loan interest, must equal or exceed the sum of guarantee period monthly premium payments to the next monthly processing date; and

    Your policy value minus any loan account value and accrued loan interest (the "net policy value") must be allocated to at least five investment options with no more than 35% invested in any one investment option.

During the death benefit guarantee period there is an additional monthly charge for the death benefit guarantee. The death benefit guarantee may not be available in some states.
Temporary Insurance See Temporary Insurance, page 22.

    If you apply and qualify, we may issue temporary insurance equal to the total amount of insurance coverage for which you applied.

    The maximum amount of temporary insurance is $4.5 million, which includes other in-force coverage you have with us.

    Temporary insurance may not be available in all states.

Rider Benefits See Additional Insurance Benefits, page 34.	Your policy may include additional insurance benefits, attached by rider. There are two types of rider benefits:
Optional rider benefits that you must select before they are effective; and Rider benefits that automatically come with your policy.
In many cases, we deduct an additional monthly charge for these benefits. Not all riders may be available under your policy or in your state.
Investment Options See The Investment Options, page 16.

    You may allocate your net premiums to the Security Life Separate Account S-L1 (the "variable account") and to our fixed account.

    The variable account is one of our separate accounts and consists of sub-accounts which invest in corresponding funds. When you allocate premiums to a sub-account, we invest any net premiums in shares of the corresponding fund.

    Your variable account value will vary with the investment performance of the funds and the charges we deduct from your variable account value.

    The fixed account is part of our general account and consists of all of our assets other than those in our separate accounts (including the variable account) and loan account.

    We credit interest of at least 3.00% per year on amounts allocated to the fixed account, and we may, in our sole discretion, credit interest in excess of this amount.

Transfers See Transfers, page 41.

    You currently may make an unlimited number of transfers between the sub-accounts and to the fixed account each policy year. Transfers are, however, subject to any limits, conditions and restrictions that we or the funds whose shares are involved may impose.

    There are certain restrictions on transfers from the fixed account.

    We do not charge for transfers.

4 - Market Dimensions

Dollar Cost Averaging See Dollar Cost Averaging, page 42.

    Dollar cost averaging is a systematic program of transferring policy values to selected sub-accounts of the variable account. It is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps to reduce the risk of investing too little when the price of a fund's shares is low.

    Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

    There are certain conditions on participation in the dollar cost averaging program, but there is no charge to participate in the dollar cost averaging program.

Automatic Rebalancing See Automatic Rebalancing, page 42.

    Automatic rebalancing is a systematic program through which your variable and fixed account values are periodically reallocated among your selected investment options to maintain the allocation percentages you have chosen.

    Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.

    There are certain conditions on participation in the automatic rebalancing program, but there is no charge to participate in the automatic rebalancing program.

Loans See Loans, page 40.

    After the first policy month, you may take loans against your policy's surrender value.

    A loan must be at least $100 and is generally limited to your surrender value less the periodic fees and charges to your next policy anniversary.

    When you take a loan from your policy we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account.

    We credit amounts held in the loan account with interest at an annual rate no less than 4.00%.

    We also charge interest on loans. Interest is due in arrears on each policy anniversary and accrues daily at a current annual rate of 4.00% for preferred loans and 6.00% for non-preferred loans.

    Beginning with the sixth policy year, all loans up to 10% of the net policy value are preferred loans if the insured is age 60 or older. As a matter of current practice, beginning with the 11th policy year all loans and outstanding loan balances will be considered preferred loans. Beginning with the twenty-first policy year, all loans and outstanding loan balances are guaranteed to be preferred.

    Loans reduce your policy's death benefit and may cause your policy to lapse.

    Loans may have tax consequences, and you should consult with a tax adviser before taking a loan from your policy.

Partial Withdrawals See Partial Withdrawals, page 44.

    After the first policy year, you may take up to 12 partial withdrawals each policy year. In certain circumstances you may take partial withdrawals during the first policy year.

    A partial withdrawal must be at least $100 and may not exceed the amount which leaves your surrender value less than $500.

    We currently charge a fee of 2.00% of the amount withdrawn, up to $25 for each partial withdrawal.

    Partial withdrawals may reduce the amount of basic and total insurance coverage under your policy and will reduce your policy value.

    Partial withdrawals may also have tax consequences, and you should consult with a tax adviser before taking a partial withdrawal from your policy.

Surrenders See Surrender, page 46.

    You may surrender your policy for its surrender value at any time before the death of the insured person.

    Your surrender value is your policy value minus any surrender charge and any outstanding loan amount and accrued loan interest.

    Surrender charges apply for the first fourteen years of each segment of basic insurance coverage. Surrender charges are level for the first nine years then decrease uniformly each year to zero at the beginning of the fifteenth year.

    Surrender charge rates vary by the insured person's age at the time each basic insurance coverage segment is established.

    All insurance coverage ends on the date we receive your surrender request.

    If you surrender your policy it cannot be reinstated.

    Surrendering the policy may have tax consequences, and you should consult with a tax adviser before surrendering your policy.

Market Dimensions - 5

Reinstatement See Reinstatement, page 47.

    You may reinstate your policy (other than the death benefit guarantee) and riders within five years of lapse if you still own the policy and did not surrender it and the insured person is still insurable.

    You will need to pay the required reinstatement premium.

    If you had an outstanding loan when coverage lapsed, we will reinstate it with accrued loan interest to the date of the lapse.

    When we reinstate your policy, we reinstate the surrender charges for the amount and time remaining when your policy lapsed.

    A policy that is reinstated more than 90 days after lapsing may be considered a modified endowment contract for tax purposes.

    Reinstating your policy may have tax consequences, and you should consult with a tax adviser before reinstating your policy.

Factors You Should Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the policy's investment options, its other features and benefits, its risks and the fees and charges you will incur. Consider, among others, the following matters.

Life Insurance Coverage

    The policy is not a short-term savings vehicle and should be purchased only if you need life insurance coverage. Evaluate your need for life insurance coverage before purchasing a policy.

    You should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

Fees and Charges See Fees and Charges, page 23.

    In the early policy years the surrender charge may exceed the policy value because the surrender charge may be more than the cumulative premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

    The policy's fees and charges reflect the costs associated with its features and benefits, the services we render, the expenses we expect to incur and the risks we assume under the policy.

    We believe that the policy's fees and charges, in the aggregate, are reasonable, but before purchasing a policy you should compare the value that these various features, benefits and services have to you, given your particular circumstances, with the fees and charges associated with those features, benefits and services.

Lapse See Lapse, page 46.	Your policy may lapse and your insurance coverage under the policy may terminate if on any monthly processing date:
The no-lapse guarantee or the death benefit guarantee is not in effect; and Your surrender value is not enough to pay the periodic fees and charges when due.

    If you meet these conditions, we will send you notice and give you a 61 day grace period to make a sufficient premium payment.

    If you do not make a sufficient premium payment by the end of the 61 day grace period, your life insurance coverage will terminate and your policy will lapse without value.

    Partial withdrawals and loans have an adverse impact on your surrender value. Before taking a partial withdrawal or loan consider its affect on your ability to keep your policy from lapsing.

6 - Market Dimensions

Investment Risk See The Variable Account, page 17.	You should evaluate the policy's long-term investment potential and risks before purchasing a policy. For amounts you allocate to the sub-accounts of the variable account:

    Your values will fluctuate with the markets, interest rates and the performance of the underlying funds;

    You assume the risk that your values may decline or may not perform to your expectations;

    Your policy could lapse without value or you may be required to pay additional premium because of poor fund performance;

    Each fund has various investment risks, and some funds are riskier than others;

    You should read each fund's prospectus and understand the risks associated with the fund before allocating your premiums to its corresponding sub-account; and

    There is no assurance that any fund will achieve its stated investment objective.

For amounts you allocate to the fixed account:
Interest rates we declare will change over time; and You assume the risk that interest rates may decline, although never below the guaranteed minimum annual rate of 3.00%.
Exchanges See Purchasing a Policy, page 19.

    Replacing your existing life insurance policy(ies) with the policy described in this prospectus may not be beneficial to you.

    Before purchasing a policy, determine whether your existing policy(ies) will be subject to fees or penalties upon surrender or cancellation.

    Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) with those of the policy described in this prospectus.

Taxation See TAX CONSIDERATIONS, page 47.

    Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract.

    Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. Depending on your circumstances, however, the following events may have tax consequences for you:

Reduction in the amount of your insurance coverage; Partial withdrawals; Loans; Surrender; Lapse; and Reinstatement.

    In addition, if your policy is a modified endowment contract, a partial withdrawal, surrender or a loan against or secured by the policy will may cause income taxation to the extent of any gain in the policy. A penalty tax may be imposed on a distribution from a modified endowment contract as well.

    There is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

    Consult with a qualified legal or tax adviser before you purchase a policy.

Sales Compensation

    We pay compensation to broker/dealers who sell the policy.

    Broker/dealers may be able to choose to receive their compensation under various payment options, but their choice will not affect the fees and charges you will pay for the policy.

Other Products

    We and our affiliates offer other insurance products which may have different features, benefits, fees and charges. These other products may better match your needs.

    Contact your agent/registered representative if you would like information about these other products.

Market Dimensions - 7
Fees and Charges
The following tables describe the fees and charges you will pay when buying, owning and surrendering the policy.

Transaction Fees and Charges The following table describes the fees and charges deducted at the time you buy the policy, make a partial withdrawal, surrender your policy or request an excess illustration. See Fees and Charges - Transaction Fees and Charges, page 23.

Charge	When Deducted	Amount Deducted
Tax Charges	Deducted when you make a premium payment.	2.50% of each premium payment for state and local taxes. 1.50% of each premium payment for estimated federal income tax treatment of deferred acquisition costs.
Sales Charge	Deducted when you make a premium payment.	4.00% of premium up to target premium in segment years 1-10 - current. 4.00% of all premium received - maximum.
Partial Withdrawal Fee	Deducted when you take a partial withdrawal.	2.00% of the amount withdrawn, up to $25.
Surrender Charge [1]

    Deducted during the first fourteen segment years when you surrender your policy, decrease your basic insurance coverage, take a partial withdrawal which decreases your basic insurance coverage or allow your policy to lapse.

  Minimum rates - $5.80 per $1,000 of basic insurance coverage.

  Maximum rates - $34.88 per $1,000 of basic insurance coverage.

  Rates for a representative insured person - $16.60 per $1,000 of basic insurance coverage. The representative insured person is a male, age 45 in the preferred no tobacco risk class.

Excess Illustration Fee	Deducted each time you request an illustration after the first each policy year.	$25 - maximum. $0 - current.
[1]

The surrender charge rates shown are for the first policy year. The rates that apply to you depend on the insured person's gender and age. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you. Surrender charge rates remain level for the first nine years then decrease uniformly at the beginning of each year to zero at the beginning of the fifteenth year.

8 - Market Dimensions

Periodic Fees and Charges The following table describes the fees and charges deducted each month on the monthly processing date, not including fund fees and expenses. See Fees and Charges - Periodic Fees and Charges, page 25.

Charge	When Deducted	Amount Deducted
Cost of Insurance Charge [2]	On the monthly processing date.	Minimum Rates per $1,000 of basic insurance coverage -
$0.06 - current and guaranteed.
Maximum Rates per $1,000 of basic insurance coverage -
$14.52 - current and guaranteed.
Rates for a representative insured person per $1,000 of basic insurance coverage -
$0.19 - current. $0.28 - guaranteed. The representative insured person is a male, age 45 in the preferred no tobacco risk class.
Mortality & Expense Risk Charge [3]	On the monthly processing date.	Percentage of policy value invested in the variable account -
0.08% in policy years 1-5 (0.90% on an annual basis), and lower thereafter.
Administrative Charge	On the monthly processing date.	10 per month -- maximum. $7 per month - current.
Death Benefit Guarantee Charge (if selected)	On the monthly processing date.	$0.01 per $1,000 of basic insurance coverage during the guarantee period - maximum. $0.005 per $1,000 of basic insurance coverage during the guarantee period - current.
Loan Interest Charge	Accrues daily but is due in arrears on each policy anniversary.	6.00% per annum of the non-preferred loan amount. 4.00% per annum of the preferred loan amount.
[2]

The cost of insurance rates shown are for the first policy year. The rates have been rounded to the nearest penny. Consequently, the actual rates are either more or less than these rounded rates. The rates that apply to you depend on the amount of your basic insurance coverage and the insured person's age, gender, policy duration and risk class and generally increase each year after the first segment year. Different cost of insurance rates will apply to each segment of basic insurance coverage. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

[3]

The monthly mortality and expense risk charge rate has been rounded to the nearest one hundredth of one percent. See Periodic Fees and Charges - Mortality and Expense Risk Charge, page 25 for the monthly rate without rounding.

Market Dimensions - 9

Optional Rider Fees and Charges The following table describes the charges deducted if you elect any of the optional rider benefits. See Fees and Charges - Optional Rider Fees and Charges, page 26.
Rider	When Deducted	Amount Deducted
Additional Insured Rider [4,5]	On the monthly processing date.	Minimum Rates per $1,000 of rider benefit -
$0.03 - current. $0.06 - guaranteed.
Maximum Rates per $1,000 of rider benefit -
$1.59 - current. $14.52 - guaranteed.
Rates for a representative insured person per $1,000 of rider benefit -
$0.04 - current. $0.06 - guaranteed. The representative insured person is a female, age 5 in the no tobacco class.
Adjustable Term Insurance Rider [4,5]	On the monthly processing date.	Minimum Rates per $1,000 of rider benefit -
$0.05 - current. $0.07 - guaranteed.
Maximum Rates per $1,000 of rider benefit -
$11.61 - current. $18.15 - guaranteed.
Rates for a representative insured person per $1,000 of rider benefit -
$0.13 - current. $0.35 - guaranteed. The representative insured person is a male, age 45 in the preferred no tobacco risk class.
Waiver of Cost of Insurance Rider [4]	On the monthly processing date.

  Minimum Rates - $6.20 per $100 of rider coverage.

  Maximum Rates - $15.23 per $100 of rider coverage.

  Rates for a representative insured person - $8.43 per $100 of rider coverage. The representative insured person is age 45.

Waiver of Specified Premium Rider [4]	On the monthly processing date.

  Minimum Rates - $1.70 per $100 of rider coverage.

  Maximum Rates - $8.30 per $100 of rider coverage.

  Rates for a representative insured person - $3.90 per $100 of rider coverage. The representative insured person is age 45.

[4]

The rates shown are for the first policy year. The rates for a particular rider depend on various factors that may include the insured person's age, gender, policy duration and/or risk class. Rates generally increase each year after the first policy year. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

[5]

The rates shown have been rounded to the nearest penny. Consequently, the actual rates are either more or less than these rounded rates. You should contact your agent/registered representative for information about the rates that apply to you.

10 - Market Dimensions

Fund Fees and Expenses The following table shows the minimum and maximum fund fees and expenses that you may pay during the time you own the policy. These may change from year to year. You should review the fund prospectuses for details about the fees and charges specific to a particular fund.

Annual Total Fund Expenses (expenses deducted from fund assets)
	Minimum	Maximum
Total Gross Annual Fund Expenses [6]	0.28%	2.40%
Total Net Annual Fund Expenses [6,7]	0.28%	2.40%
[6]	Total Gross Annual Fund Expenses include management fees, distribution (12b-1) fees and other expenses.
[7]

The Total Net Annual Fund Expense figures take into account contractual arrangements that require reimbursement or waiver of certain fund fees and expenses at least through October 1, 2005. Out of all funds available through the policy, one has a contractual arrangement to reimburse or waive certain fees and expenses through this period. Generally, these arrangements provide that fees and expenses will be reimbursed or waived above a certain levels for a specific period of time. See the Fund Expense Table below for more detailed information about these contractual arrangements. The minimum and maximum Total Net Annual Fund Expenses shown take into account all of the available funds, not just those with contractual arrangements.

Fund Expense Table.[1] The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one of the factors that impact the value of a fund share. To learn about additional factors, please see the fund prospectuses. See also Fees and Charges - Fund Fees and Expenses, page 27. The following figures are a percentage of the average net assets of each fund as of December 31, 2003.

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
Alger American Growth Portfolio - Class O Shares	0.75%	--	0.10%	0.85%	--	0.85%
Alger American Leveraged AllCap Portfolio - Class O Shares	0.85%	--	0.12%	0.97%	--	0.97%
Alger American MidCap Growth Portfolio - Class O Shares	0.80%	--	0.13%	0.93%	--	0.93%
American Funds Insurance Series - Growth Fund - Class 2	0.37%	0.25%	0.02%	0.64%	N/A	0.64%
American Funds Insurance Series - Growth - Income Fund - Class 2	0.33%	0.25%	0.01%	0.59%	N/A	0.59%
American Funds Insurance Series - International Fund - Class 2	0.57%	0.25%	0.06%	0.88%	N/A	0.88%
Fidelity® VIP Asset Manager SM Portfolio - Service Class	0.53%	0.10%	0.11%	0.74%	--	0.74%
Fidelity® VIP Contrafund® Portfolio - Service Class	0.58%	0.10%	0.09%	0.77%	--	0.77%
Fidelity® VIP Equity-Income Portfolio - Service Class	0.48%	0.10%	0.09%	0.67%	--	0.67%
Fidelity® VIP Growth Portfolio - Service Class	0.58%	0.10%	0.09%	0.77%	--	0.77%
Fidelity® VIP High Income Portfolio - Service Class	0.58%	0.10%	0.11%	0.79%	--	0.79%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	0.43%	--	0.11%	0.54%	--	0.54%
Fidelity® VIP Overseas Portfolio - Service Class	0.73%	0.10%	0.17%	1.00%	--	1.00%
ING Hard Assets Portfolio - Class I 2, 3, 4	0.68%	--	0.01%	0.69%	--	0.69%
ING JPMorgan Small Cap Equity Portfolio - Class I 2, 3, 5, 6	0.90%	--	--	0.90%	--	0.90%
ING Legg Mason Value Portfolio - Class I 2, 3, 5, 6	0.81%	--	--	0.81%	--	0.81%
ING Limited Maturity Bond Portfolio - Class S 3, 7	0.27%	--	0.26%	0.53%	--	0.53%
ING Liquid Assets Portfolio - Class S 3, 7	0.27%	--	0.26%	0.53%	--	0.53%
ING Marsico Growth Portfolio - Class I 2, 3, 4, 6	0.79%	--	--	0.79%	--	0.79%
ING MFS Mid Cap Growth Portfolio - Class I 2, 3, 4, 6, 8	0.64%	--	0.01%	0.65%	--	0.65%
Market Dimensions - 11

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
ING MFS Research Portfolio - Class I 2, 3, 4, 6, 8	0.64%	--	0.01%	0.65%	--	0.65%
ING MFS Total Return Portfolio - Class I 2, 3, 4, 6, 8	0.64%	--	0.01%	0.65%	--	0.65%
ING Salomon Brothers Investors Portfolio - Class I 2, 3, 4	0.75%	--	--	0.75%	--	0.75%
ING Stock Index Portfolio - Class I 2, 3, 9	0.27%	--	0.01%	0.28%	--	0.28%
ING T. Rowe Price Capital Appreciation Portfolio - Class I 2, 3, 4, 6	0.68%	--	0.01%	0.69%	--	0.69%
ING T. Rowe Price Equity Income Portfolio - Class I 2, 3, 4, 6	0.68%	--	0.01%	0.69%	--	0.69%
ING Van Kampen Equity Growth Portfolio - Class I 2, 3, 5	0.65%	--	0.02%	0.67%	--	0.67%
ING Van Kampen Real Estate Portfolio - Class I 2, 3, 5	0.68%	--	--	0.68%	--	0.68%
ING JP Morgan Mid Cap Value Portfolio - Initial Class	0.75%	--	0.35%	1.10%	--	1.10%
ING PIMCO Total Return Portfolio - Initial Class	0.50%	--	0.35%	0.85%	--	0.85%
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	0.70%	--	0.13%	0.83%	--	0.83%
ING UBS U.S. Allocation Portfolio - Initial Class [10]	0.85%	--	0.20%	1.05%	--	1.05%
ING Van Kampen Comstock Portfolio - Initial Class [11]	0.60%	--	0.35%	0.95%	--	0.95%
ING VP Intermediate Bond Portfolio - Class I Shares [12]	0.40%	--	0.10%	0.50%	--	0.50%
ING VP Index Plus LargeCap Portfolio - Class I Shares [12,13]	0.35%	--	0.08%	0.43%	--	0.43%
ING VP Index Plus MidCap Portfolio - Class I Shares [12,13]	0.40%	--	0.10%	0.50%	--	0.50%
ING VP Index Plus SmallCap Portfolio - Class I Shares [12,13]	0.40%	--	0.16%	0.56%	--	0.56%
ING VP MagnaCap Portfolio - Class I Shares [14,15,16,17]	0.75%	--	0.39%	1.14%	--	1.14%
ING VP MidCap Opportunities Portfolio - Class I Shares [14,15,16]	0.75%	--	0.46%	1.21%	0.31%	0.90%
ING VP SmallCap Opportunities Portfolio - Class I Shares [14,15,16]	0.75%	--	0.32%	1.07%	--	1.07%
ING VP Strategic Allocation Balanced Portfolio (Class I) [18,19]	0.60%	--	0.14%	0.74%	--	0.74%
ING VP Strategic Allocation Growth Portfolio (Class I) [18,19]	0.60%	--	0.15%	0.75%	--	0.75%
ING VP Strategic Allocation Income Portfolio (Class I) [18,19]	0.60%	--	0.14%	0.74%	--	0.74%
INVESCO VIF-Core Equity Fund - Series I 20, 21	0.75%	N/A	0.38%	1.13%	0.00%	1.13%
INVESCO VIF-Utilities Fund - Series I 20, 21, 22	0.60%	N/A	0.55%	1.15%	0.00%	1.15%
Janus Aspen Balanced Portfolio - Institutional Shares	0.65%	--	0.02%	0.67%	--	0.67%
Janus Aspen International Growth Portfolio - Institutional Shares	0.65%	--	0.11%	0.76%	--	0.76%
Janus Aspen Mid Cap Growth Portfolio - Institutional Shares	0.65%	--	0.02%	0.67%	--	0.67%
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	0.65%	--	0.06%	0.71%	--	0.71%
Pioneer Mid Cap Value VCT Portfolio - Class I Shares	0.65%	--	0.11%	0.76%	--	0.76%
Pioneer Small Cap Value VCT Portfolio - Class I Shares [23]	0.75%	--	1.65%	2.40%	--	2.40%
Putnam VT Growth and Income Fund - Class IB Shares	0.48%	0.25%	0.05%	0.78%	N/A	0.78%
Putnam VT New Opportunities Fund - Class IB Shares	0.59%	0.25%	0.08%	0.92%	N/A	0.92%
Putnam VT Small Cap Value Fund - Class IB Shares	0.79%	0.25%	0.12%	1.16%	N/A	1.16%
Putnam VT Voyager Fund - Class IB Shares	0.55%	0.25%	0.07%	0.87%	N/A	0.87%

12 - Market Dimensions

[1]

We may receive compensation from each of the funds or their affiliates based on an annual percentage of the average net assets held in that fund by the company. The percentage paid may vary from one fund to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in this Fund Expense Table and the fund prospectuses. We may also receive additional payments for administrative, recordkeeping or other services which we provide to the funds or their affiliates or as an incentive for us to make the funds available through the policy. These additional payments are not disclosed in this Fund Expense Table and do not increase, directly or indirectly, the fees and expenses shown below. See Fees and Charges - Fund Fees and Expenses on page 27 for additional information.

[2]

The table above shows the estimated operating expenses for Class I Shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any.

[3]

Through a "bundled fee" arrangement, Directed Services, Inc. (DSI), the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolio. The Portfolios would bear any extraordinary expenses.

[4]

Because the Class I Shares of these Portfolios had not had a full year's performance during the fiscal year ended December 31, 2003, expenses are estimated based on the expenses of the Portfolio's Class S Shares for the most recently completed fiscal year.

[5]

Because the Class I Shares of these Portfolios had not commenced operations prior to December 31, 2003, the Portfolios' fiscal year end, expenses are estimated based on the expenses of the Portfolio's Class S Shares for the most recently completed fiscal year.

[6]

A portion of the brokerage commissions that the Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions and the MFS voluntary management fee waiver the "Total Net Annual Fund Expenses" for the year ended December 31, 2003 would have been 0.89% for ING JPMorgan Small Cap Equity, 0.80% for ING Legg Mason Value, 0.77% for ING Marsico Growth, 0.61% for ING MFS Mid Cap Growth, 0.59% for ING MFS Research, 0.64% for ING MFS Total Return, and 0.68% for ING T. Rowe Price Capital Appreciation and ING T. Rowe Price Equity Income Portfolios. This arrangement may be discontinued at any time.

[7]

The table above shows the estimated operating expenses for Class S Shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any. "Other Expenses" shown in the table above includes a Shareholder Service Fee of 0.25%.

[8]

DSI has voluntarily agreed to waive a portion of its management fee for certain Portfolios. Including these waivers, the "Total Net Annual Fund Expenses" for the year ended December 31, 2003, would have been 0.64% for ING MFS Mid Cap Growth and ING MFS Research Portfolios and 0.65% for ING MFS Total Return Portfolio. This arrangement may be discontinued by DSI at any time.

[9]	Because the Portfolio is new, expenses, shown above, are estimated.
[10]

"Management Fees" have been restated to reflect a decrease from 0.90% to 0.85% effective May 1, 2004. Effective November 8, 2004, this Portfolio will be renamed ING Van Kampen Equity and Income Portfolio, and effective December 1, 2004, the "Management Fees" and "Other Expenses" will be reduced to 0.55% and 0.02%, respectively.

[11]

The Administrator of the Fund has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses through April 30, 2005. Including these waivers and/or reimbursements, the "Total Net Annual Fund Expenses" would have been 0.88%. For further information regarding the fee waivers and/or reimbursements, see the Portfolio's prospectus.

[12]

The table above shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year and fee waivers to which the Portfolio's investment adviser has agreed for each Portfolio.

Market Dimensions - 13

[13]

ING Investments, LLC, the investment adviser to each Portfolio, entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by the adviser within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by the adviser is shown under "Fees and Expenses Waived or Reimbursed" in the table above. The expense limit for each Portfolio is shown as "Total Net Annual Fund Expenses" in the table above. For each Portfolio, the expense limits will continue through at least December 31, 2004. For further information regarding the expense limitation agreements, see the Fund's prospectus.

[14]

The above table shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which the Portfolio's investment adviser has agreed for each Portfolio.

[15]

ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets which is included in Other Expenses in the above table. Estimated Other Expenses are based on each Portfolio's actual Other Expenses for its most recently completed fiscal year.

[16]

ING Investments, LLC, the investment adviser to each Portfolio, has entered into a written expense limitation agreement with each Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the adviser within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by the adviser was 0.24% for the ING VP MagnaCap Portfolio, and 0.17% for the ING VP SmallCap Opportunities Portfolio". Including these waivers and/or reimbursements, the "Total Net Annual Fund Expenses" would have been 0.90% for the ING VP MagnaCap Portfolio, and 0.90% for the ING VP SmallCap Opportunities Portfolio. For each Portfolio except ING VP MidCap Opportunities Portfolio, the expense limits will continue through at least December 31, 2004. For ING VP MidCap Opportunities Portfolio, the expense limits will continue through at least December 31, 2005. For further information regarding the expense limitation agreements, see the Fund's prospectus.

[17]

"Other Expenses," "Total Gross Annual Fund Expenses" and "Total Net Annual Fund Expenses" in the above table exclude a one-time merger fee of 0.05% incurred in connection with the merger of another investment company into ING VP MagnaCap Portfolio.

[18]

The table above shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year and fee waivers to which the Portfolio's investment adviser has agreed for each Portfolio.

[19]

ING Investments, LLC, the investment adviser to each Portfolio, entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by the adviser within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by the adviser was 0.04% for the ING Strategic Allocation Balanced Portfolio and 0.09% for the ING Strategic Allocation Income Portfolio. Including these waivers and/or reimbursements, the "Total Net Annual Fund Expenses" would have been 0.70% for the ING Strategic Allocation Balanced Portfolio and 0.65% for the ING Strategic Allocation Income Portfolio. For each Portfolio, the expense limits will continue through at least December 31, 2004. For further information regarding the expense limitation agreements, see the Portfolio's prospectus.

[20]

The Fund has adopted new forms of administrative services and transfer agency agreements which were effective May 1, 2004. As a result, "Other Expenses" have been restated to reflect the changes in fees under the new agreements.

[21]

The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

[22]	As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's "Total Gross Annual Expenses" have been restated to reflect current expenses.
[23]

The expenses in the table above do not reflect the contractual expense limitation in effect through May 1, 2005 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% (Pioneer Small Cap Value VCT Portfolio) of the average daily net assets attributable to Class I shares. If the expense limitation was reflected in the above table, the "Fees and Expenses Waived or Reimbursed" would have been 1.15% and the "Total Net Annual Fund Expenses" would have been 1.25%.

14 - Market Dimensions

How the Policy Works
Your Premium You make a premium payment.
		_________________►	We deduct from each premium payment:
Tax Charge.
Sales Charge
	Net Premium We allocate the net premium to the investment options you choose.	◄____________________

▼	▼
Fixed Account Amounts you allocate are held in our general account and earn a fixed rate of interest.	Variable Account Amounts you allocate are held in sub-accounts of the variable account. The sub-accounts invest in the funds.		The funds deduct:
		__________►	Investment management fees.
12b-1 Fees
Other Expenses.

We deduct transaction fees and charges from your policy value:
		____►	Partial Withdrawal Fee.
	▼		Surrender Charge.
Policy Value Your policy value equals the sum of your fixed account, variable account and loan account values.			Excess Illustration Fee.

▲ | ▼
We deduct periodic fees and charges from your policy value:
Loan Account An amount equal to any loan you take is set aside as collateral for policy loans.		____►	Mortality and Expense Risk Charge.
Policy Charge.
	▲		Administrative Charge.
Cost of Insurance Charge.
Death Benefit Guarantee Charge.
		▼	Optional Rider Fees and Charges.
Loans We charge interest on any outstanding loan amount.	Interest Credited We credit interest on the amount held in the loan account.

Market Dimensions - 15

THE COMPANY, THE FIXED ACCOUNT AND THE VARIABLE ACCOUNT
Security Life of Denver Insurance Company

Prior to October 1, 2004, the policies were issued by Southland Life Insurance Company ("Southland Life"), an affiliate of Security Life and a wholly-owned indirect subsidiary of ING Groep N.V. ("ING"). Southland Life was a stock life insurance company organized in 1908 and incorporated under the laws of the State of Texas. On October 1, 2004, Southland Life merged with and into Security Life and Security Life assumed responsibility for Southland Life's obligations under the policies.

Security Life is a stock life insurance company organized in 1929 and incorporated under the laws of the State of Colorado. Security Life is admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 1290 Broadway, Denver, Colorado 80203-5699. Security Life's consolidated financial statements appear in the Statement of Additional Information.

Security Life is a wholly-owned indirect subsidiary of ING. ING is a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands.

The Investment Options

You may allocate your premium payments to any of the available investment options. These options include the fixed account and sub-accounts of the variable account. The investment performance of a policy depends on the performance of the investment options you choose.

The Fixed Account
In the policy the "fixed account" is referred to as the "Guaranteed Interest Division."

You may allocate all or a part of your net premium and transfer your net policy value into the fixed account. We declare the interest rate that applies to all amounts in the fixed account. This interest rate is never less than 3.00%. The credited interest rate will be in effect for an initial twelve-month period. Thereafter, the credited interest rate will be guaranteed for successive twelve-month periods at an interest rate current at that time. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the fixed account on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the fixed account.

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value.

16 - Market Dimensions

The fixed account guarantees principal and is part of our general account. The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the fixed account under the Securities Act of 1933, as amended ("1933 Act"). Also, we have not registered the fixed account or the general account as an investment company under the Investment Company Act of 1940, as amended ("1940 Act") (because of exemptive and exclusionary provisions). This means that the general account, the fixed account and interests in it are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the fixed account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

The Variable Account

Security Life Separate Account S-L1 (the "variable account") was originally established on February 25, 1994, under the laws of the State of Texas to hold the assets that underlie the policy. Prior to October 1, 2004, the variable account was known as Southland Separate Account L1. On October 1, 2004, Southland Separate Account L1 was transferred to Security Life in conjunction with the merger of Southland Life with and into Security Life and was renamed Security Life Separate Account S-L1. Security Life Separate Account S-LI operates pursuant to the laws of the State of Colorado and is a unit investment trust, registered with the SEC under the 1940 Act.

In the policy the "variable account" is referred to as the "Separate Account."

We own all of the assets of the variable account and are obligated to pay all amounts due under a policy according to the terms of the policy. Income, gains and losses credited to, or charged against, the variable account reflect the investment experience of the variable account and not the investment experience of our other assets. Additionally, Colorado law provides that we cannot charge the variable account with liabilities arising out of any other business we may conduct. This means that if we ever became insolvent, the variable account assets will be used first to pay variable account policy claims. Only if variable account assets remain after these claims have been satisfied can these assets be used to pay owners of other policies and creditors.

The variable account is divided into sub-accounts. Each sub-account invests in a corresponding fund. When you allocate premium payments to a sub-account, you acquire accumulation units of that sub-account. You do not invest directly in or hold shares of the funds when you allocate premium payments to the sub-accounts of the variable account. See Appendix B for a list of the funds available through the variable account along with information about each fund's investment adviser/subadviser, and investment objective. See the Fund Expense Table on page 11 for fund expense information.

More detailed information about a fund, including information about the risks associated with investing in the fund, is located in the fund's prospectus. Read the fund prospectuses in conjunction with this prospectus, and retain the prospectuses for future reference.

Market Dimensions - 17

A fund available through the variable account is not the same as a retail mutual fund with the same or similar name. Accordingly, the management, expenses and performance of a fund available through the variable account is likely to differ from a similarly named retail mutual fund.

Voting Privileges. We invest each sub-account's assets in shares of a corresponding fund. We are the legal owner of the fund shares held in the variable account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each fund share has the right to one vote. The votes of all fund shares are cast together on a collective basis, except on issues for which the interests of the funds differ. In these cases, voting is on a fund-by-fund basis.

Examples of issues that require a fund-by-fund vote are changes in the fundamental investment policy of a particular fund or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of the fund's shareholders. We vote any fund shares that are not attributable to policies and any fund shares for which the owner does not give us instructions in the same proportion as we vote the shares for which we did receive voting instructions.

We reserve the right to vote fund shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the funds corresponding to the sub-accounts in which you have invested assets as of the record date set by the fund's Board for the shareholders meeting. We determine the number of fund shares in each sub-account of your policy by dividing your variable account value in that sub-account by the net asset value of one share of the matching fund.

Right to Change the Variable Account. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our variable account with respect to some or all classes of policies:

    Change the investment objective;

    Offer additional sub-accounts which will invest in funds we find appropriate for policies we issue;

    Eliminate sub-accounts;

    Combine two or more sub-accounts;

    Substitute a new fund for a fund in which a sub-account currently invests. A substitution may become necessary if, in our judgment:

    A fund no longer suits the purposes of your policy;

    There is a change in laws or regulations;

    There is a change in the fund's investment objectives or restrictions;

    The fund is no longer available for investment; or

    Another reason we deem a substitution is appropriate.

18 - Market Dimensions

    In the case of a substitution, the new fund may have different fees and charges than the fund it replaced;

    Transfer assets related to your policy class to another separate account;

    Withdraw the variable account from registration under the 1940 Act;

    Operate the variable account as a management investment company under the 1940 Act;

    Cause one or more sub-accounts to invest in a fund other than, or in addition to, the funds currently available;

    Stop selling the policy;

    End any employer or plan trustee agreement with us under the agreement's terms;

    Limit or eliminate any voting rights for the variable account;

    Make any changes required by the 1940 Act or its rules or regulations; or

    Close a sub-account to new investments.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected sub-account to another sub-account or to the fixed account, you may do so free of charge. Just notify us at our customer service center.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard Market Dimensions variable universal life insurance policy. The policy provides death benefits, policy values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.

If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.
Purchasing a Policy
The policy is no longer offered for sale to new purchasers.
To purchase a policy you must submit an application to us. On that application you will, among other things, select:
The amount of your basic insurance coverage (which generally must be at least $100,000); Your initial death benefit option; and Any riders or optional benefits.
Additionally, on the application you will provide us with certain health and other necessary information.

On the date coverage under the policy begins (the "policy date"), the person on whose life we issue the policy (the "insured person") generally can be no more than age 85. "Age" under the policy means the insured person's age on the birthday nearest to the policy date. From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limits are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured. We may also set a minimum age to issue a policy.

Market Dimensions - 19

You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy.
Premium Payments
Premium payments are flexible and you may choose the amount and frequency of premium payments, within limits, including:

    We may refuse to accept any premium less than $25;

    You cannot pay additional premiums after age 100;

    We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code;

    We may refuse any premium that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgement accepting your policy as a modified endowment contract; and

    We may refuse to accept any premium that does not comply with our anti-money laundering program. See General Policy Provisions - Anti-Money Laundering, page 55.

After we deduct the tax charges and the sales charge from your premium payments, we apply the remaining premium (the "net premium") to your policy as described below.

A premium payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to assure the earliest crediting date.

Your initial premium must be at least equal to the sum of the scheduled premium from the policy date through the investment date. The investment date is the date we apply the net premium to your policy.

Scheduled Premium. You may select your scheduled (planned) premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. This amount may or may not be enough to keep your policy in force. You may receive premium reminder notices for the scheduled premium on a quarterly, semi-annual or annual basis. You are not required to pay the scheduled premium.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected.

If you have the death benefit guarantee feature, your scheduled premium should not be less than the guarantee period annual premium shown in your policy. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 32.

20 - Market Dimensions

Unscheduled Premium Payments. Generally speaking, you may make unscheduled premium payments at any time, however:

    We may limit the amount of an unscheduled premium payment if it would result in an increase in the amount of the base death benefit required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured person is insurable at the time that you make the unscheduled premium payment if the base death benefit is increased due to an unscheduled premium payment;

    We may require proof that the insured person is insurable if an unscheduled premium payment will cause the net amount at risk to increase; and

    We will return premium payments which would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy.

Target Premium. Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the age and gender of the insured person. The target premium is used to determine your sales charge and the sales compensation we pay. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and additional segments is listed in your policy schedule pages.

Minimum Annual Premium. To qualify for the no-lapse guarantee, during each of your first three policy years you must pay at least the minimum annual premium shown in your policy. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 32.

We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

Premium Payments Affect Your Coverage. Unless your policy is in the no-lapse guarantee period or you have the death benefit guarantee feature, your coverage lasts only as long as you have a positive surrender value which is enough to pay the periodic fees and charges due each month. If you do not meet this requirement, your policy will enter a 61-day grace period and you must make a sufficient premium payment to keep your policy from lapsing. See Termination of Coverage - Lapse, page 46.

During the no-lapse guarantee period, we guarantee that your policy and riders will not lapse regardless of your surrender value provided your cumulative premium payments, minus any partial withdrawals and any outstanding loan amount and accrued loan interest are at least equal your minimum annual premium. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 32.

If you have the death benefit guarantee, we guarantee that your policy will not lapse during the guarantee period provided your cumulative premium payments minus any partial withdrawals and any outstanding loan amount and accrued loan interest are at least equal to the guarantee period annual premium and your net policy value meets certain diversification requirements. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 32.

Allocation of Net Premium. We apply the initial net premium to your policy after all of the following conditions have been met:
We receive the required initial premium; All issue requirements have been received by our customer service center; and We approve your policy for issue.

Market Dimensions - 21

Amounts you designate for the fixed account will be allocated to that account on the investment date. If your state requires return of your premium during the free look period, we initially invest amounts you have designated for the sub-accounts of the variable account in the sub-account which invests in the ING Liquid Asset Portfolio. We later transfer these amounts from this sub-account to your selected sub-accounts, based on your most recent premium allocation instructions, at the earlier of the following dates:

Five days after the date we mailed your policy to you plus the length of your state free look period; or The date we receive your delivery receipt plus the length of your state free look period.

If your state provides for return of your policy value during the free look period (or provides no free look period), we allocate amounts you designated for the sub-accounts of the variable account directly into those sub-accounts.

All net premium we receive after the applicable period are allocated to your policy on the valuation date of receipt. We will use your most recent premium allocation instructions specified in percentages stated to the nearest tenth and totaling 100%.

Free Look Period

You have the right to examine your policy and return it to us (for any reason) within the period shown in the policy. The period during which you have this right is called the free look period and starts on the date you receive your policy. If you return your policy to us within the free look period, we cancel it as of your policy date.

If you cancel your policy during the free look period, you will receive a refund as determined by state law. Generally, there are two types of free look refunds:
Refund of all premium we have received from you; or Refund of your policy value plus a refund of all charges deducted.

The type of refund that applies in your state will be specified in your policy. The type of free look refund will affect when premium received before the end of the free look period is allocated to the sub-accounts. See Premium Payments - Allocation of Net Premium, page 21.

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the amount of insurance coverage for which you applied, up to $4.5 million, which includes other in-force coverage you have with us.

Temporary insurance coverage begins when all of the following events have occurred:

    You have completed and signed our temporary insurance coverage form;

    We have received and accepted a premium payment of at least your scheduled premium (selected on your application); and

    The necessary parts of the application are complete.

Unless otherwise provided by state law, temporary insurance coverage ends on the earliest of:

    Five days after we mail the premium refund to the address on your application;

    Five days after we mail notice of termination to the address on your application;

    Your policy date;

    The date we refuse to issue a policy based on your application; or

    90 days after you sign our temporary life insurance coverage form.

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There is no death benefit under the temporary insurance coverage if any of the following events occur:

    There is a material misrepresentation in your answers on the temporary insurance coverage form;

    There is a material misrepresentation in statements on your application;

    The person or persons intended to be insured die by suicide or self-inflicted injury; or

    The bank does not honor your premium check or authorized withdrawal.

During the period of temporary insurance coverage your premium payments are held by us in a general suspense account until underwriting is completed and the policy is issued or the temporary insurance coverage otherwise ends. Premiums held in this suspense account do not earn interest and they are not allocated to the investment options available under the policy until a policy is issued. See Premium Payments - Allocation of Net Premium, page 21.

Fees and Charges
We deduct fees and charges under the policy to compensate us for:

    Providing the insurance benefits of the policy (including any rider benefits);

    Administering the policy;

    Assuming certain risks in connection with the policy; and

    Incurring expenses in distributing the policy.

The amount of a fee or charge may be more or less than the cost associated with the service or benefit. Accordingly, excess proceeds from one fee or charge may be used to make up a shortfall on another fee or charge, and we may earn a profit on one or more of these fees and charges. We may use any such profits for any proper corporate purpose, including, among other things, payment of sales expenses.

Transaction Fees and Charges
We deduct the following transaction fees and charges from your policy value each time you make certain transactions.

Tax Charges. We deduct 2.5% from each premium payment to cover the total average state and local taxes we expect to pay. We pay state and local taxes in most states. These taxes vary from state to state and from jurisdiction to jurisdiction.

We deduct 1.5% from each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

We may increase or decrease the charges for taxes, within limits, if there are changes in the tax rates or tax laws.
Sales Charge. We deduct a sales charge from each premium payment.
Currently, we charge 4.00% of premium we receive up to target premium in the first ten segment years. The maximum sales charge we can assess is 4.00% of all premium we receive.

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When calculating your applicable sales charge, we allocate premium payments we receive after an increase in the amount of basic insurance coverage to your coverage segments in the same proportion as the target premium for each segment bears to the sum of the target premium for all segments.

This charge helps compensate us for the costs associated with selling the policies, including promotional, advertising and distribution expenses.

Partial Withdrawal Fee. We deduct a partial withdrawal fee each time you take a partial withdrawal from your policy. The amount of this fee is 2.00% of the amount withdrawn up to $25. We deduct the partial withdrawal fee proportionately from your remaining fixed and variable account values.

This fee helps offset the expenses we incur when processing a partial withdrawal.
Surrender Charge. We deduct a surrender charge during the first fourteen segment years when you:
Surrender your policy; Allow your policy to lapse; Decrease your basic insurance coverage; or Take a partial withdrawal which decreases the amount of your basic insurance coverage.
The amount of the surrender charge depends on the amount of basic insurance coverage surrendered or decreased and the surrender charge rates.

When you purchase a policy or increase your basic insurance coverage, we set surrender charge rates based on the gender and age of the insured person. These surrender charge rates decline to zero in the fifteenth segment year. Each coverage segment will have its own set of surrender charge rates which will apply only to that segment. See Death Benefits - Changes in the Amount of Your Insurance Coverage, page 28. Surrender charge rates will not exceed $34.88 per $1,000 of basic insurance coverage and the rates that apply to you will be set forth in your policy. See the Fees and Charges - Transaction Fees and Charges table on page 8 for the minimum and maximum surrender charge rates and the rates for a representative insured person.

For full surrenders, you will receive the surrender value of your policy. For decreases in the amount of basic insurance coverage, the surrender charge will reduce your policy value. If there are multiple segments of basic insurance coverage, the coverage decreases and surrender charges assessed will be processed on a pro rata basis.

In the early policy years the surrender charge may exceed the policy value because the surrender charge may be more than the cumulative premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

The surrender charge helps offset the expenses we incur in issuing and distributing the policy.

Excess Illustration Fee. We currently do not assess this fee, but we reserve the right to assess a fee of up to $25 for each illustration of your policy values you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess illustrations.

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Periodic Fees and Charges

We deduct the following periodic fees and charges from your policy value on the monthly processing date. The monthly processing date is the same date each month as your policy date. If that date is not a valuation date, then the monthly processing date is the next valuation date.

At any time you may choose one investment option from which we will deduct your periodic fees and charges. If you do not choose the investment option or the amount in your chosen investment option is not enough to cover the periodic fees and charges, then your periodic fees and charges are taken from the sub-accounts and fixed account in the same proportion that your value in each has to your net policy value.

Mortality and Expense Risk Charge. Each month we deduct from your policy value a mortality and expense risk charge based on the amount invested in the sub-accounts according to the following rates:
Policy Years	Percentage of the Amount Invested in the Variable Account
1 - 5	0.075% (0.90% on an annual basis)
6 - 10	0.05% (0.60% on an annual basis)
11+	0.0125% (0.15% on an annual basis)

This charge helps compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is the risk that insured people, as a group, may live less time than we estimated. The expense risk is the risk that the costs of issuing and administering the policies and operating the sub-accounts of the variable account are greater than we estimated.

Administrative Charge. Each month we currently deduct an administrative charge of $7. We guarantee that this charge will never be higher than $10 each month.
This charge helps offset the costs we incur in administering the policy, including costs associated with:
Billing and collecting premiums; Processing claims and policy transactions; Keeping records; Reporting and communicating with policy owners; and Our overhead and other expenses.

Cost of Insurance. Each month we deduct a cost of insurance charge equal to our current monthly cost of insurance rates multiplied by the net amount at risk for each segment of your basic insurance coverage. The net amount at risk as calculated on each monthly processing date equals the difference between:

    Your current base death benefit, discounted to take into account one month's interest earnings at an assumed 3.00% annual interest rate; and

    Your policy value minus the periodic fees and charges due on that date, other than cost of insurance charges.

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Monthly cost of insurance rates are based on the insured person's age at issue, gender, risk class and amount of insurance coverage on the policy date and each date you increase your insurance coverage (a "segment date") and the segment year. They will not, however, be greater than the guaranteed cost of insurance rates shown in the policy, which are based on the 1980 Commissioner's Standard Ordinary Sex and Smoker Distinct Mortality Tables. We will apply unisex rates where appropriate under the law. This currently includes policies issued in the state of Montana and policies issued to employers or employee organizations in connection with employment related insurance or benefit programs. The rates that apply to you will be set forth in your policy. See the Fees and Charges - Periodic Fees and Charges table on page 9 for the minimum and maximum cost of insurance rates and the rates for a representative insured person.

Separate cost of insurance rates apply to each segment of your insurance coverage and your riders. The maximum rates for the initial segment and each new segment of your insurance coverage will be printed in your policy schedule pages.

The cost of insurance charge varies from month to month because of changes in your net amount at risk, changes in your death benefit and the increasing age of the insured person. The net amount at risk is affected by the same factors that affect your policy value, namely:

    The net premium applied to your policy;

    The fees and charges we deduct;

    Any partial withdrawals you take;

    Interest earnings on the amounts allocated to the fixed account;

    Interest earned on amounts held in the loan account; and

    The investment performance of the funds underlying the sub-accounts of the variable account.

We calculate the net amount at risk separately for each segment of your insurance coverage. We allocate the net amount at risk to segments of the base death benefit in the same proportion that each segment has to the total base death benefit for all insurance coverage as of the monthly processing date.

There are no cost of insurance charges during the continuation of coverage period.
The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death benefit proceeds that may be more than your policy value.

Death Benefit Guarantee Charge. If you have the death benefit guarantee feature, each month during the guarantee period we currently deduct a death benefit guarantee charge of $.005 per $1,000 of basic insurance coverage. We guarantee that this charge will never be more than $0.01 per $1,000 of basic insurance coverage.

This charge helps compensate us for the costs associated with providing the death benefit guarantee.
Optional Rider Fees and Charges

There may be separate fees and charges for optional rider benefits. See the Fees and Charges - Optional Rider Fees and Charges table on page 10, and the Additional Insurance Benefits - Optional Rider Benefits section on page 26 for more information about the optional rider benefits and the applicable fees and charges.

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Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:

    Certain groups or sponsored arrangements (including our employees, employees of our affiliates, our appointed sales agents and certain family members of each of these groups of individuals);

    Corporate purchasers;

    Our policyholders or the policyholders of our affiliated companies, or

    Certain groups or individuals who purchase the policy through investment professionals who charge a fee for their services.

Any variation in fees and charges will be based on differences in costs or services and our rules in effect at the time. We may change our rules from time to time, but we will not unfairly discriminate in any waiver or reduction.

Fund Fees and Expenses

Each fund deducts management fees from the amounts invested in the fund. In addition, certain funds deduct a distribution or 12b-1 fee which is used to finance any activity that is primarily intended to result in the sale of fund shares, and certain funds deduct a service fee which is used to compensate service providers for administrative and policy owner services provided on behalf of the funds. A fund's management fees, distribution (12b-1) fees, as applicable and other expenses are set by the fund and may change from year to year. They are deducted from the fund's assets and are not direct charges against a sub-account's assets or policy values. Rather, they are included when each underlying fund computes its net asset value, which is the share price used to calculate the unit values of the sub-accounts. See the Fund Expense Table on page 11 for details about each fund's management fees, distribution (12b-1) fees, other expenses and total annual fund expenses.

In addition to the fees and charges shown in the Fund Expense Table, we may, from time to time, receive other compensation from the funds or their affiliates. For example, the funds or their affiliates may make cash payments or provide expense reimbursements to us as an incentive for us to include the funds among the investment options available under the policy and to provide certain services to policy owners that relate to the investment options. More specifically, we may receive compensation from the investment advisers, administrators or distributors of the funds in connection with administrative, distribution, or other services and cost savings experienced by the investment advisers, administrators or distributors of the funds. It is anticipated that such compensation will be based on assets of the particular funds attributable to the policy. Some funds or their affiliates pay us more than others and some of the amounts we receive may be significant. The payments and expense reimbursements made to us by the funds do not increase, directly or indirectly, the expenses shown in the Fund Expense Table.

For a more complete description of the funds' fees and expenses, review each fund's prospectus.

Each of the funds or their affiliates pays us compensation for recordkeeping, administration or other services. The amount of compensation is usually based on the aggregate assets of the fund from policies that we issue or administer. Some funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

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Death Benefits
In the policy the amount of insurance coverage you select is referred to as the "Face Amount."

You decide the amount of life insurance protection you need, now and in the future. Generally, we require a minimum of $100,000 of basic insurance coverage to issue your policy. We may lower this minimum for certain group, sponsored or corporate purchasers. The amount of insurance coverage in effect on your policy date is your initial coverage segment. If you have an adjustable term insurance rider, at issue we restrict the amount of the rider benefit to no more than nine times your basic insurance coverage.

You can combine the long-term advantages of permanent life insurance with the flexibility and short-term advantages of term life insurance through the policy. The base policy provides the permanent element of your coverage. The adjustable term insurance rider provides the term insurance element of your coverage.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. The adjustable term insurance rider has no cash value, however, and provides no growth potential. Both the cost of insurance under the term insurance rider and the cost of insurance under the base policy are deducted monthly from your policy value and generally increase with the age of the insured person.

Changes in the Amount of Your Insurance Coverage

Subject to certain limitations, you may change the amount of your insurance coverage after the first policy year (first monthly processing date for an increase). The change will be effective on the next monthly processing date after we receive your written request.

There may be underwriting or other requirements that must be met before we will approve a change. After we approve your request to change the amount of insurance coverage under the policy, we will send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

Changes in the amount of your insurance coverage must be for at least $1,000.

A coverage segment or segment is a block of insurance coverage. A requested increase in basic insurance coverage will cause a new coverage segment to be created. Once we create a new segment, it is permanent unless law requires differently.

Each new segment will have:

    A new sales charge;

    New cost of insurance charges, guaranteed and current;

    A new incontestability period;

    A new suicide exclusion period;

    A new target premium;

    A new minimum annual premium during the no-lapse guarantee period; and

    A new surrender charge.

If a death benefit option change causes the amount of basic insurance coverage to increase, no new segment is created. Instead, the size of each existing segment(s) is (are) changed. If it causes the amount of basic insurance coverage to decrease, each segment is decreased.

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In determining the net amount at risk for each coverage segment we allocate the net amount at risk among the basic coverage segments in the same proportion that each segment bears to the total amount of basic insurance coverage.

You may not decrease the amount of your insurance coverage below the minimum we require to issue you a policy. Decreases in insurance coverage may result in:
Surrender charges on the amount of the decrease; Reduced target premium amounts; and Reduced cost of insurance charges.

Requested reductions in the amount of insurance coverage will first decrease your total insurance coverage amount. We decrease your basic insurance coverage amount only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in basic coverage among your coverage segments pro rata unless law requires differently.

We reserve the right to not approve a requested change in your insurance coverage that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code. In addition, we may refuse to approve a requested change in your insurance coverage that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgment accepting your policy as a modified endowment contract. Decreasing the amount of insurance coverage under your policy could cause your policy to be considered a modified endowment contract. If this happens, prior and subsequent distributions from the policy (including loans) may be subject to adverse tax treatment. You should consult a tax adviser before changing your amount of insurance coverage. See Distributions Other than Death Benefits - Modified Endowment Contracts, page 49.

Continuation of Coverage

The continuation of coverage feature automatically continues your insurance coverage in force for the period beyond the policy anniversary nearest the insured person's 100th birthday (the "continuation of coverage period"), unless prohibited by state law. If you do not surrender your policy before this date, on this date:

    The amount of your total insurance coverage becomes your basic insurance coverage amount;

    Death benefit Option 2 is converted to death benefit Option 1, if applicable;

    All riders are terminated;

    Your net policy value is transferred into the fixed account and subsequent transfers into the sub-accounts are not allowed; and

    Dollar cost averaging and automatic rebalancing programs are terminated.

Your insurance coverage continues in force until the death of the insured person, unless the policy lapses or is surrendered. However:
We accept no further premium payments; and We deduct no further fees and charges except transaction fees and charges, if applicable.

Partial withdrawals and loans are allowed during the continuation of coverage period. If you have an outstanding loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the outstanding loan amount plus accrued loan interest may become greater than your policy value and cause your policy to lapse. To avoid lapse, you may repay the loan and loan interest during the continuation of coverage period.

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If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net policy value. There is no surrender charge during this period. All other normal consequences of surrender apply. See Termination of Coverage - Surrender, page 46.

The continuation of coverage feature is not available in all states. If a state has approved this feature, it is automatic under your policy. In certain states the death benefit during the continuation of coverage period is the net policy value. Contact your agent/registered representative or our customer service center to find out if this feature is available in your state and which type of death benefit applies in your state.

The tax consequences of coverage continuing beyond the insured person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences. See Other Tax Matters - Continuation of a Policy, page 51.

Death Benefit Qualification Test
In the policy the "guideline premium test" is referred to as the "Guideline Premium/Cash Value Corridor Test."

The death benefit proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance. Your policy will meet this definition of life insurance provided that it meets the requirements of the guideline premium test.

The guideline premium test requires that premium payments do not exceed certain statutory limits and your death benefit is at least equal to your policy value multiplied by a factor defined by law. The guideline premium test provides for a maximum amount of premium in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The factors for the guideline premium test can be found in Appendix A to this prospectus.

In the policy, death benefit Option 1 is referred to as "Option A" and death benefit Option 2 is referred to as "Option B."	Death Benefit Options

There are two death benefit options available under the policy. You choose the option you want when you apply for the policy. You may change that choice after your first monthly processing date and before age 100.

Option 1. Under death benefit Option 1, the base death benefit is the greater of:

    The amount of basic insurance coverage in effect on the date of the insured person's death; or

    Your policy value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your base death benefit will remain level unless your policy value multiplied by the appropriate factor described in Appendix A exceeds the amount of basic insurance coverage. In this case, your death benefit will vary as the policy value varies.

With Option 1, positive investment performance generally reduces your net amount at risk, which lowers your policy's cost of insurance charge. Option 1 also offers insurance coverage at a set amount with potentially lower cost of insurance charges over time.

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Option 2. Under death benefit Option 2, the base death benefit is the greater of:

    The amount of basic insurance coverage in effect on the date of the insured person's death plus your policy value; or

    Your policy value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

Under this option your base death benefit will vary as the policy value varies and investment performance is reflected in your insurance coverage.
Option 2 is not available after age 100. If Option 2 is in effect at age 100, it automatically converts to death benefit Option 1. See Death Benefits - Continuation of Coverage, page 29.

Which Death Benefit Option to Choose. If you are satisfied with the amount of your basic insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value and lower cost of insurance charges, you should choose death benefit Option 1. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose death benefit Option 2.

Changing Death Benefit Options. On or after the first monthly processing date and before age 100 you may change death benefit options as described below. We may require evidence of insurability under our normal rules of underwriting for some death benefit option changes.

Changing your death benefit option may reduce or increase your basic and total insurance coverage amounts but it will not change the amount of your base and total death benefits. We may not approve a death benefit option change if it reduces the amount of insurance coverage below the minimum we require to issue your policy. The following death benefit option changes are allowed, and on the effective date of the change the amount of your basic insurance coverage will change as follows:

Change From:	Change To:	Basic Insurance Coverage Following the Change:
Option 1	Option 2	Your basic insurance coverage before the change minus your policy value as of the effective date of the change.
Option 2	Option 1	Your basic insurance coverage before the change plus your policy value as of the effective date of the change.
Your death benefit option change is effective on your next monthly processing date after we approve it.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

If a death benefit option change causes the amount of insurance coverage to change, no new coverage segment(s) is (are) created. Instead, the size of each existing segment(s) is (are) changed. If you change death benefit options, there is no change to the amount of term insurance if you have the adjustable term insurance rider. See Optional Rider Benefits - Adjustable Term Insurance Rider, page 35.

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We do not impose a surrender charge if a death benefit option change results in a decrease in the amount of your basic insurance coverage. Additionally, we do not adjust the target premium when you change your death benefit option. See Transaction Fees and Charges - Surrender Charge, page 24.

Changing your death benefit option may have tax consequences. You should consult a tax adviser before making changes.
Death Benefit Proceeds

After the insured person's death, if your policy is in force we pay the death benefit proceeds to the beneficiaries. The beneficiaries are the people you name to receive the death benefit proceeds from your policy. The death benefit proceeds are equal to:

    Your base death benefit; plus

    The amount of any rider benefits; minus

    Any outstanding loan amount plus accrued loan interest; minus

    Any outstanding fees and charges incurred before the insured person's death.

The death benefit is calculated as of the date of the insured person's death and will vary depending on the death benefit option you have chosen.
No-Lapse and Death Benefit Guarantees
In the policy, the "no-lapse guarantee period" is referred to as the "Special Continuation Period."

No-lapse Guarantee. The policy has a no-lapse guarantee which provides that the policy will not lapse during the first three policy years (the no-lapse guarantee period) regardless of its surrender value, if on a monthly processing date:

    Premiums you have paid, minus partial withdrawals that you have taken, minus outstanding loans, including accrued loan interest, is greater than or equal to;

    The cumulative minimum monthly premium for each policy month from the first month of your policy through the current monthly processing date.

The minimum monthly premium is one-twelfth of the minimum annual premium. Your minimum annual premium is based on:
The amount of your basic insurance coverage; The insured person's age, gender and risk class; and Additional rider coverage on your policy.
Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

During the no-lapse guarantee period, if there is not enough surrender value to pay the periodic fees and charges due each month and you have satisfied these requirements, we do not allow your policy to lapse. We do not permanently waive these charges. Instead, we continue to deduct these charges which may result in a negative surrender value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly periodic fees and charges owing. At the end of the no-lapse guarantee period, to avoid lapse of your policy you must pay enough premium to bring the surrender value to zero plus the amount that covers your estimated monthly periodic fees and charges for the following two months. See Termination of Coverage - Lapse, page 46.

There is no charge for this guarantee.

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Death Benefit Guarantee. The policy has a death benefit guarantee which provides that the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges each month.

In the policy, the death benefit guarantee feature is referred to as the "Guaranteed Minimum Death Benefit."

This is an optional benefit that may be selected only when you apply for the policy. The death benefit guarantee extends the period that your policy's basic insurance coverage remains in force even if the surrender value declines due to poor investment performance of the funds. The policy offers two death benefit guarantee options. These options vary primarily by the length of the guarantee period:

The greater of ten policy years or until the insured person reaches age 65. The lifetime of the insured person or to the policy anniversary nearest the insured person's 100th birthday.
To keep the death benefit guarantee in force:
You must pay premium at least equal to the guarantee period annual premium; and Your net policy value must meet certain diversification requirements.
The guarantee period annual premium for the first death benefit guarantee option (the greater of ten policy years or until the insured person reaches age 65) is based on:
The amount of your basic insurance coverage; The insured person's age, gender and risk class; and Additional rider coverage on your policy.

The guarantee period annual premium for the second death benefit guarantee option (the lifetime of the insured person or to the policy anniversary nearest the insured person's 100th birthday) is based on a percentage of the guideline level premium calculated under the federal tax laws. The guarantee period annual premium for the second option will be greater than that required for the first option.

Your guideline level annual premium depends on:

    The amount of your basic insurance coverage;

    The insured person's age, gender, risk class and underwriting characteristics;

    The death benefit option you choose;

    Additional rider coverage on your policy; and

    Other additional benefits on your policy.

Although the required guarantee period annual premium level is different for the two options, the death benefit guarantee operates similarly for either option.

On each monthly processing date we test to see if you have paid enough premium to keep your guarantee in place. We take the actual premiums we have received and subtract the partial withdrawals and loans (including accrued interest) you have taken. The result must equal or exceed the sum of the guarantee period monthly premium payments for each policy month starting with your first policy month through the end of the policy month that begins on the current monthly processing date. A guarantee period monthly premium is equal to one-twelfth of the guarantee period annual premium.

You must continually meet the premium requirements for the death benefit guarantee to remain in effect. If your policy benefits increase, the guarantee period annual premium increases.
In addition, to keep the death benefit guarantee in force your net policy value on any monthly processing date must be diversified as follows:
Your net policy value is invested in at least five investment options; and No more than 35% of your net policy value is in any one investment option.
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Your policy will continue to meet the diversification requirements if you have dollar cost averaging which results in transfers into at least four sub-accounts with no more than 35% of any transfer directed to any one or you have automatic rebalancing and meet the two diversification tests listed above. See Transfers - Dollar Cost Averaging, page 42 and Transfers - Automatic Rebalancing, page 42.

You should consider the following factors in relation to the death benefit guarantee:

    If you have the death benefit guarantee, the guarantee period annual premium will be shown on your policy schedule page (see Purchasing a Policy - Premium Payments, page 20);

    There is a monthly charge for this guarantee (see Periodic Fees and Charges - Death Benefit Guarantee Charge, page 26);

    If your policy fails to satisfy either the annual premium or diversification test we will send you a notice and give you a thirty day opportunity to correct the condition. If you do not correct it, the death benefit guarantee terminates;

    Once it terminates, you cannot reinstate the death benefit guarantee and the guarantee period annual premium no longer applies to your policy;

    You may terminate this guarantee at any time during the guarantee period upon written notice to us;

    A loan may cause the termination of this guarantee because we deduct your loan amount plus accrued loan interest from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and

    Even if the death benefit guarantee terminates, your policy will not necessarily lapse (see Termination of Coverage - Lapse, page 46).

Additional Insurance Benefits
Your policy may include additional insurance benefits, attached by rider. There are two types of riders:
Those that provide optional benefits that you must select before they are effective; and Those that automatically come with the policy.

The following information does not include all of the terms and conditions of each rider, and you should refer to the rider to fully understand its benefits and limitations. We may offer riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Optional Rider Benefits

The following riders may have an additional cost, but you may cancel optional riders at any time. Adding or canceling riders may have tax consequences. See Distributions Other than Death Benefits - Modified Endowment Contracts, page 49.

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Additional Insured Rider. This rider provides death benefits upon the death of a named immediate family member. The insured person can be no older than age 75. You may add up to nine additional insured riders to your policy. We require proof of insurability for each person. Minimum coverage for each person is $10,000. Maximum coverage for all additional insured persons is five times your total basic insurance coverage. There is no defined premium for a given amount of additional insured rider coverage. Instead, we deduct a separate monthly cost of insurance charge from your policy value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage(s) multiplied by the additional insured rider death benefit(s) in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue age(s), gender(s) and risk class(es) of the insured person(s), as well as the length of time since the rider was added to your policy. Rates for this rider will not exceed the levels in the 1980 Commissioner's Standard Ordinary Sex and Smoker Distinct Mortality Table. See the Fees and Charges - Optional Rider Fees and Charges table on page 10 for the minimum rates, maximum rates and the rates for a representative insured person.

Adjustable Term Insurance Rider. You may increase the amount of your total insurance coverage under the policy by adding coverage under the adjustable term insurance rider. This rider allows you to schedule the pattern of insurance coverage appropriate for your anticipated needs. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of total coverage.

In the policy "basic insurance coverage" or "basic coverage" is referred to as the "Stated Death Benefit"; the "total insurance coverage" or "total coverage" is referred to as the "Target Death Benefit."

You specify your amount of total insurance coverage when you apply for this rider. The amount of total insurance coverage can be level for the life of your policy or can be scheduled to change at the beginning of a selected policy year(s).

We generally restrict your coverage under this rider to an amount not more than nine times your basic insurance coverage at issue. For example, if your basic insurance coverage is $100,000, then the maximum amount of coverage under this rider is $900,000 with a total insurance coverage amount of $1,000,000.

The adjustable term insurance rider benefit is the difference between the amount of your total death benefit and your base death benefit, but not less than zero. The rider's benefit automatically adjusts daily as the amount of your base death benefit changes. Your death benefit proceeds depend on which death benefit option is in effect.

Under death benefit Option 1, the total death benefit is the greater of:
The amount of total insurance coverage you have selected; or Your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.
Under death benefit Option 2, the total death benefit is the greater of:

    The amount of total insurance coverage you have selected plus your policy value; or

    Your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A.

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For example, under death benefit Option 1, assume your base death benefit changes as a result of a change in your policy value. The adjustable term insurance rider adjusts to provide death benefit proceeds equal to your total insurance coverage in each year:

Base Death Benefit	Amount of Total Insurance Coverage	Adjustable Term Insurance Benefit
$201,500	$250,000	$48,500
$202,500	$250,000	$47,500
$202,250	$250,000	$47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance benefit would be zero.

Even when the adjustable term insurance benefit is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below the amount of your total insurance coverage, the adjustable term insurance rider coverage reappears to maintain the amount of your total insurance coverage.

You may change the amount of your total insurance coverage, according to our rules. See Death Benefits - Changes in the Amount of Your Insurance Coverage, page 28.
We may deny future, scheduled increases to the amount of your total insurance coverage if you cancel a scheduled change or if you ask for an unscheduled decrease in your total insurance coverage.

Partial withdrawals, changes from death benefit Option 1 to Option 2, and decreases in the amount of your basic insurance coverage may reduce the amount of your total insurance coverage. See Special Features and Benefits - Partial Withdrawals, page 44; and Death Benefits - Changes in the Amount of Your Insurance Coverage, page 28.

There is no defined premium for a given amount of adjustable term insurance benefit. Instead, we deduct a separate monthly cost of insurance charge from your policy value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider benefit multiplied by the amount of adjustable term insurance benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue age, gender and risk class of the insured person, as well as the length of time since your policy date. See the Fees and Charges - Optional Rider Fees and Charges table on page 10 for the minimum rates, maximum rates and the rates for a representative insured person.

The only charge for this rider is the cost of insurance charge. The total charges that you pay may be more or less if you have some coverage under an adjustable term insurance rider rather than just basic insurance coverage. There are no sales charges or surrender charges for this coverage.

If the total insurance coverage is increased by you after the adjustable term insurance rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original risk class even though satisfactory new evidence of insurability is required for the increased schedule. Although the maximum cost of insurance rates for this rider are greater than the maximum cost of insurance rates for the basic insurance coverage, the current rates for this rider may be lower than current cost of insurance rates for the basic insurance coverage. See Periodic Fees and Charges - Cost of Insurance, page 25.

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Not all policy features apply to the adjustable term insurance rider. The rider does not contribute to the policy value nor to the surrender value. It does not affect investment performance and cannot be used for a loan. The adjustable term insurance rider provides benefits only at the insured person's death.

Waiver of Cost of Insurance Rider. If the insured person becomes totally disabled while your policy is in force, this rider provides that we waive the periodic fees and charges and rider charges during the disability period. The insured person must be no less than age 10 and no more than age 55. See the Fees and Charges - Optional Rider Fees and Charges table on page 10 for the minimum rates, maximum rates and the rates for a representative insured person. The cost of this rider is included as part of the monthly cost of insurance charge.

If you add this rider to your policy, you may not add the waiver of specified premium rider.

Waiver of Specified Premium Rider. If the insured person becomes totally disabled while your policy is in force, this rider provides that after a waiting period, we credit a specified premium amount monthly to your policy during the disability period. Subject to our underwriting, you specify this amount on the application for the policy. The insured person must be no less than age 10 and no more than age 55. The minimum coverage under this rider is $25 per month. See the Fees and Charges - Optional Rider Fees and Charges table on page 10 for the minimum rates, maximum rates and the rates for a representative insured person.

A policy may contain either the Waiver of Cost of Insurance Rider or the Waiver of Specified Premium Rider, but not both.
Automatic Rider Benefit
The following rider benefit may come with your policy automatically. Exercising this benefit may have tax consequences. See Other Tax Matters - Accelerated Death Benefit Rider, page 51.

Accelerated Death Benefit Rider. Under certain circumstances, the accelerated death benefit rider allows you to accelerate payment of the death benefit that we otherwise would pay upon the insured person's death. Generally, we will provide an accelerated benefit under this rider if the insured person has a terminal illness that will result in his or her death within 12 months, as certified by a physician. The accelerated benefit will be the lesser of 75% of the amount that would be payable at the death of the insured person or $1 million. The accelerated benefit will first be used to pay off any outstanding loans and interest due. The remainder of the accelerated benefit will be paid to you in a lump sum. There is no charge for this rider.

Consider the following factors when deciding whether to accelerate the death benefit under this rider:

    Receipt of an accelerated payment under this rider reduces the policy's death benefit, surrender value and rider benefits by the percentage of eligible coverage that is accelerated. For example, if the accelerated payment is 75% of the eligible coverage, the new death benefit will be 25% of the death benefit proceeds just prior to acceleration;

    Accelerating the death benefit will not affect the amount of premium payable on the policy;

    No loans are permitted after this rider is exercised; and

    There may be tax consequences to requesting payment under this rider, and you should consult with a qualified tax adviser for further information.

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Certain limitations and restrictions are described in the rider. Additionally, the benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

In the policy the "policy value" is referred to as the "Account Value"; the "fixed account value" is referred to as the "Account Value of the Guaranteed Interest Division"; the "variable account value" is referred to as the "Account Value of the Investment Options of the Separate Account"; and the "loan account value" is referred to as the "Account Value of the Loan Division."

Policy Value
Your policy value equals the sum of your fixed account, variable account and loan account values. Your policy value reflects:

    The net premium applied to your policy;

    The fees and charges that we deduct;

    Any partial withdrawals you take;

    Interest earned on amounts allocated to the fixed account;

    The investment performance of the funds underlying the sub-accounts of the variable account; and

    Interest earned on amounts held in the loan account.

Fixed Account Value

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value. See The Investment Options - The Fixed Account, page 16.

Variable Account Value
Your variable account value equals your policy value attributable to amounts invested in the sub-accounts of the variable account.

Determining Values in the Sub-Accounts. The value of the amounts invested in the sub-accounts are measured by accumulation units and accumulation unit values. The value of each sub-account is the accumulation unit value for that sub-account multiplied by the number of accumulation units you own in that sub-account. Each sub-account has a different accumulation unit value.

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each sub-account varies with the investment performance of its underlying fund. It reflects:
Investment income; Realized and unrealized gains and losses; Fund expenses; and Taxes, if any.

A valuation date is a date on which a fund values its shares and the New York Stock Exchange is open for business, except for days on which valuations are suspended by the SEC. Each valuation date ends at 4:00 p.m. Eastern time.

You purchase accumulation units when you allocate premium or make transfers to a sub-account, including transfers from the loan account.

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We redeem accumulation units:

    When amounts are transferred from a sub-account (including transfers to the loan account);

    For the monthly deduction of the periodic fees and charges from your policy value;

    For policy transaction fees;

    When you take a partial withdrawal;

    If you surrender your policy; and

    To pay the death benefit proceeds.

To calculate the number of accumulation units purchased or sold we divide the dollar amount of your transaction by the accumulation unit value for the sub-account calculated at the close of business on the valuation date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We deduct the periodic fees and charges each month from your policy value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the sub-accounts goes up or down depending on investment performance of the corresponding funds. There is no guaranteed minimum value of amounts invested in the sub-accounts of the variable account.

How We Calculate Accumulation Unit Values. We determine the accumulation unit value for each sub-account on each valuation date.
We generally set the accumulation unit value for a sub-account at $10 when the sub-account is first opened. After that, the accumulation unit value on any valuation date is:
The accumulation unit value for the preceding valuation date, multiplied by The sub-account's accumulation experience factor for the valuation period.
Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.
We calculate an accumulation experience factor for each sub-account every valuation date as follows:

    We take the net asset value of the underlying fund shares as reported to us by the fund managers as of the close of business on that valuation date;

    We add dividends or capital gain distributions declared and reinvested by the fund during the current valuation period;

    We subtract a charge for taxes, if applicable; and

    We divide the resulting amount by the net asset value of the shares of the underlying fund at the close of business on the previous valuation date.

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Loan Account Value
In the policy the "loan account" is referred to as the "Loan Division."

When you take a loan from your policy we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account and we credit interest to the amount held in the loan account. Your loan account value is equal to your outstanding loan amount plus accrued interest in the loan account. See Special Features and Benefits - Loans, page 40.

Special Features and Benefits
Loans

You may borrow money from us at any time after the first policy month, by using your policy as collateral for the loan. Unless state law requires otherwise, a new loan amount must be at least $100 and the maximum amount you may borrow is limited to the surrender value of your policy minus the monthly periodic fees and charges to your next policy anniversary or the monthly periodic fees and charges for the next thirteen months if you take a loan within thirty days before your next policy anniversary.

Your loan request must be directed to our customer service center. When you request a loan you may specify the investment options from which the loan collateral will be taken. If you do not specify the investment options, the loan collateral will be taken proportionately from each active investment option you have, including the fixed account.

If you request an additional loan, we add the new loan amount to your existing loan. This way, there is only one loan outstanding on your policy at any time.

Loan Interest. We credit amounts held in the loan account with interest at an annual rate of 4.00%. Interest which we credit to the loan account becomes part of your loan account value until the next policy anniversary when it is transferred to the investment options according to your most recent allocation instructions.

We also charge interest on loans you take. The annual interest rate charged is 4.00% for preferred loans and 6.00% for non-preferred loans. Interest accrues daily but is due in arrears on each policy anniversary. If you do not pay the interest when it is due, we add it to your loan amount.

Beginning with the sixth policy year, all loans up to 10% of the net policy value are preferred loans if the insured is age 60 or older. Beginning with the eleventh policy year, all loans and outstanding loan balances will be considered preferred loans, as a matter of current practice. Beginning with the twenty-first policy year, all loans and outstanding loan balances are guaranteed to be preferred.

Loan Repayment. You may repay your loan at any time. We assume that payments you make, other than scheduled premium payments, are loan repayments. You must tell us if you want unscheduled payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your payment from the loan account to the sub-accounts and fixed account in the same proportion as your current premium allocation, unless you tell us otherwise.

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Effects of a Loan. Using your policy as collateral for a loan will effect your policy in various ways. You should carefully consider the following before taking a loan:

    If you do not make loan repayments your policy could lapse if your loan amount plus accrued interest is greater than your policy value, less any surrender charges;

    A loan may cause the termination of the death benefit guarantee because we deduct your loan amount plus accrued loan interest from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the death benefit guarantee in effect;

    Taking a loan reduces your opportunity to participate in the investment performance of the sub-accounts and the interest guarantees of the fixed account;

    Accruing loan interest will change your policy value as compared to what it would have been if you did not take a loan;

    Even if you repay your loan, it will have a permanent effect on your policy value;

    If you use the continuation of coverage feature and you have a loan, loan interest continues to accrue and could cause your policy to lapse;

    If you do not repay your loan we will deduct any outstanding loan amount plus accrued loan interest from amounts payable under the policy; and

    Loans may have tax consequences and if your policy lapses with a loan outstanding, you may have further tax consequences. See TAX CONSIDERATIONS - Distributions Other than Death Benefits, page 49.

Transfers

You currently may make an unlimited number of transfers of your variable account value between the sub-accounts and to the fixed account. Transfers are subject to any conditions that we or the funds whose shares are involved may impose, including:

    If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends;

    The minimum amount you may transfer is $100;

    If the amount remaining in the investment option after a transfer will be less than $100, we will transfer the entire amount; and

    We may limit the number of transfers or restrict or refuse transfers because of excessive trading, as described below.

Any conditions or limits we impose on transfers between the sub-accounts or to the fixed account will generally apply equally to all policy owners. However, we may impose different conditions or limits on third parties acting on behalf of policy owners, such as market timing services.

Transfers from the fixed account to the sub-accounts of the variable account may be made only during the first 30 days of each policy year and are limited to the greater of:
25% of your fixed account value at the time of the first such transfer in a policy year; The sum of the amounts transferred and withdrawn from the fixed account during the prior policy year; or $100.

We reserve the right to liberalize these restrictions on transfers from the fixed account, depending on market conditions. Any such liberalization will generally apply equally to all policy owners. However, we may impose different restrictions on third parties acting on behalf of policy owners, such as market timing services.

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We process all transfers and determine all values in connection with transfers on the valuation date we receive your request, except as described below for the dollar cost averaging or automatic rebalancing programs.

Dollar Cost Averaging. Anytime you have at least $10,000 invested in the sub-account which invests in ING Liquid Asset Portfolio (the "source sub-account"), you may elect dollar cost averaging. There is no charge for this feature.

Dollar cost averaging is a long-term investment program through which you direct us to automatically transfer at regular intervals a specific dollar amount or percentage of sub-account value from the source sub-account to one or more of the other sub-accounts. We do not permit transfers to the fixed account or the loan account under this program. You may request that the dollar cost averaging transfers occur on a monthly, quarterly, semi-annual or annual basis.

This systematic plan of transferring policy values is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps reduce the risk of investing too little when the price of a fund's shares is low. Because you transfer the same dollar amount to the sub-accounts each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires a refund of all premium received during the free look period, dollar cost averaging begins after the end of your free look period.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, your dollar cost averaging source sub-account cannot be included in your automatic rebalancing program.
Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.
You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate on:

    The date you specify;

    The date your balance in the source sub-account reaches a dollar amount you set;

    The date your balance in the source sub-account is equal to or less than the amount to be transferred. In this situation we will transfer the entire balance of the source sub-account to the other sub-accounts you have selected; or

    Any date when dollar cost averaging transfers are scheduled and the policy is in the grace period.

Automatic Rebalancing. Automatic rebalancing is a program for simplifying the process of asset allocation and maintaining a consistent allocation of your variable and fixed account values among your chosen investment options. There is no charge for this feature.

If you elect automatic rebalancing, we periodically transfer amounts among the investment options to match the asset allocation percentages you have chosen. This action rebalances the amounts in the investment options that do not match your set allocation percentages. This mismatch can happen if an investment option outperforms another investment option over the time period between automatic rebalancing transfers.

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Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your free look period if your state requires return of premium during the free look period). If you do not request a date, processing is on the last valuation date of the calendar quarter in which we receive your request.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source sub-account for your dollar cost averaging program cannot be included in your automatic rebalancing program. You may not include the loan account.

Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the fixed account, it is considered a transfer from that account. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the fixed account.

If you have the death benefit guarantee and you ask for an automatic rebalancing allocation which does not meet the death benefit guarantee diversification requirements, we will notify you and ask you for revised instructions. If you have the death benefit guarantee and you terminate automatic rebalancing, you still must meet the diversification requirements for the guarantee period to continue. See Death Benefits - No-Lapse and Death Benefit Guarantees, page 32.

You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program, and automatic rebalancing will automatically terminate if the policy is in the grace period on any date when automatic rebalancing transfers are scheduled.

Limits on Frequent or Disruptive Transfers. The policy is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can adversely affect fund performance, disrupt fund management strategies and increase fund expenses through:

    Increased trading and transaction costs;

    Forced and unplanned portfolio turnover;

    Lost opportunity costs; and

    Large asset swings that decrease the fund's ability to provide maximum investment return to all policy owners.

Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the policy.
We monitor transfer activity and reserve the right to take any necessary action if an individual's or organization's transfer activity:

    Exceeds our then-current monitoring standard for excessive trading;

    Is identified as problematic by an underlying fund;

    Is determined, in our sole discretion, to be not in the best interests of other policy owners; or

    Is determined, in our sole discretion, to be disruptive due to the excessive dollar amounts involved.

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Such actions may include, but are not limited to, the suspension of transfer privileges via facsimile, telephone, email and internet, and the limiting of transfer privileges to submission by mail. We will notify you in writing if we take any of these actions.

Our current definition of excessive trading is more than one purchase and sale of the same underlying fund within a 30-day period. We do not count transfers associated with scheduled dollar cost averaging or automatic rebalancing programs and transfers involving certain de minimis amounts when determining whether transfer activity is excessive. We reserve the right to modify our excessive trading policy at any time, without prior notice and in our sole discretion, based on, among other factors, the best interests of policy owners, fund investors, fund management considerations and state or federal regulatory developments.

We also reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions may include:

    Not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and

    Not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one policy owner at a time.

The Company does not allow exceptions to our excessive trading policy. Our excessive trading policy may not be completely successful in preventing market timing or excessive trading activity.

Limits Imposed by the Funds. Orders for the purchase of fund shares may be subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation of a premium payment to a sub-account if the sub-account's investment in its corresponding fund is not accepted by the fund for any reason.

Conversion to a Guaranteed Policy. During the first two policy years you may permanently convert your policy to a guaranteed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new guaranteed policy, we will permanently transfer the amounts you have invested in the sub-accounts of the variable account to the fixed account and allocate all future net premium to the fixed account. After you exercise this right you may not allocate future premium payments or make transfers to the sub-accounts of the variable account. We do not charge for this change. Contact our customer service center or your agent/registered representative for information about the conversion rights available in your state.

Partial Withdrawals

Beginning in the second policy year (or the first policy year for "in corridor" policies) you may withdraw part of your policy's surrender value. Twelve partial withdrawals are currently allowed each policy year, and a partial withdrawal must be at least $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your surrender value (or for in corridor policies during the first policy year, the amount that would cause your policy to no longer qualify as "in corridor"). If your withdrawal request is for more than the maximum, we will require you to surrender your policy or reduce the amount of the withdrawal.

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A policy is "in corridor" if:

    Under death benefit Option 1, your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than the amount of your basic insurance coverage; or

    Under death benefit Option 2, your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A is greater than your basic insurance coverage plus your policy value.

We charge a partial withdrawal fee of 2.00% of the amount withdrawn, up to $25 for each partial withdrawal. See Transaction Fees and Charges - Partial Withdrawal Fee, page 24.

Unless you specify a different allocation, we will take partial withdrawals from the fixed account and the sub-accounts of the variable account in the same proportion that your value in each has to your net policy value immediately before the withdrawal. We will determine these proportions at the end of the valuation period during which we receive your partial withdrawal request. However, amounts withdrawn from the fixed account may not exceed the amount of the total withdrawal multiplied by the ratio of your policy value in the fixed account to your net policy value immediately before the partial withdrawal.

Effects of a Partial Withdrawal. We will reduce your policy value by the amount of the partial withdrawal plus the partial withdrawal fee. Your policy value may also be reduced by the amount of a surrender charge if you take a partial withdrawal which decreases your basic insurance coverage.

A partial withdrawal may also cause the termination of the death benefit guarantee because we deduct the amount of the partial withdrawal from the total premiums paid when calculating whether you have paid sufficient premiums in order to maintain the death benefit guarantee.

Under death benefit Option 1, a partial withdrawal will reduce the amount of your basic insurance coverage by the amount of a partial withdrawal unless:

    No more than fifteen years have passed since your policy date;

    The insured person is younger than age 81; and

    The amount of the partial withdrawal is less than the greater of 10% of your policy value or 5% of the amount of your basic insurance coverage.

Any amount withdrawn in excess of the greater of 10% of your policy value or 5% of the amount of your basic insurance coverage will reduce the amount of your basic insurance coverage by that excess amount.

Under death benefit Option 2, a partial withdrawal will not reduce the amount of your basic insurance coverage.

If a partial withdrawal reduces the amount of basic insurance coverage, the total amount of insurance coverage will also be reduced for the current year and all future years by an equal amount. Therefore, a partial withdrawal can affect the amount of pure insurance protection under the policy.

We will not allow a partial withdrawal if the amount of basic insurance coverage after the withdrawal would be less than $100,000.
A reduction in the amount of basic insurance coverage as a result of a partial withdrawal will be pro-rated among the existing coverage segments, unless state law requires otherwise.

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A partial withdrawal may have adverse tax consequences depending on the circumstances. See TAX CONSIDERATIONS - Tax Status of the Policy, page 48.
Termination of Coverage
Your insurance coverage will continue under the policy until you surrender your policy or it lapses.
Surrender
In the policy the "surrender value" is referred to as the "Net Cash Surrender Value."

You may surrender your policy for its surrender value at any time after the free look period while the insured person is alive. Your surrender value is your policy value minus any surrender charge and any outstanding loan amount and accrued loan interest.

You may take your surrender value in other than one payment.

We compute your surrender value as of the valuation date we receive your written surrender request and policy (or lost policy form) at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy.

If you surrender your policy we may deduct a surrender charge. See Transaction Fees and Charges - Surrender Charge, page 24. Surrender of your policy may have adverse tax consequences. See TAX CONSIDERATIONS - Distributions Other than Death Benefits, page 49.

Lapse
Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:

    The no-lapse guarantee is in effect;

    The death benefit guarantee is in effect;

    Your surrender value is enough to pay the periodic fees and charges when due; or

    During the continuation of coverage period, your policy value exceeds your outstanding loan amount plus accrued loan interest.

Grace Period. If on a monthly processing date you do not meet any of these conditions, your policy will enter the 61-day grace period during which you must make a sufficient premium payment to avoid having your policy lapse and insurance coverage terminate.

We will notify you that your policy is in a grace period at least 30 days before it ends. We will send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We will notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally equals the past due charges, plus the estimated periodic fees and charges and charges of any optional rider benefits for the next two months. If we receive payment of the required amount before the end of the grace period, we apply it to your policy in the same manner as your other premium payments, then we deduct the overdue amounts from your policy value.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining variable and fixed account values, deduct amounts you owe us and inform you that your coverage has ended.

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If the insured person dies during the grace period we pay death benefit proceeds to your beneficiaries with reductions for your outstanding loan amount, accrued loan interest and periodic fees and charges owed.

During the early policy years your surrender value may not be enough to cover the periodic fees and charges due each month, and you may need to pay sufficient premium to keep the no-lapse guarantee or the death benefit guarantee in force. See Purchasing a Policy - Premium Payments, page 20.

If your policy lapses, any distribution of policy value may be subject to current taxation. See TAX CONSIDERATIONS - Distributions Other than Death Benefits, page 49.
Reinstatement

Reinstatement means putting a lapsed policy back in force. You may reinstate a lapsed policy (other than the death benefit guarantee) and its riders by written request any time within five years after it has lapsed. A policy that was surrendered may not be reinstated.

To reinstate the policy and any riders, you must submit evidence of insurability satisfactory to us and pay a premium large enough to keep the policy and any rider benefits in force during the grace period and for at least two months after reinstatement. When we reinstate your policy, we reinstate the surrender charges for the amount and time remaining when your coverage lapsed. If you had a loan existing when coverage lapsed, we will reinstate it with accrued loan interest to the date of the lapse.

A policy that lapses during a seven pay testing period and is reinstated more than 90 days after lapsing will be classified as a modified endowment contract for tax purposes. In general, a seven pay testing period is the first seven policy years and the first seven years after certain changes to your policy. You should consult with a qualified adviser to determine whether reinstating a lapsed policy will cause it to be classified as a modified endowment contract. See Distributions Other Than Death Benefits - Modified Endowment Contracts, page 49.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. This discussion is not intended as tax advice. Counsel or other qualified tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

The following discussion generally assumes that the policy will qualify as a life insurance contract for federal tax purposes.

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Tax Status of the Company

We are taxed as a life insurance company under the Internal Revenue Code. The variable account is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the company. We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to us. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the variable account before being used by the company.

We do not expect that we will incur any federal income tax liability attributable to the variable account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the variable account, then we may impose a charge against the variable account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Specifically, the policy must meet the requirements of the guideline premium test. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.

We will at all times strive to assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. See TAX CONSIDERATIONS - Tax Treatment of Policy Death Benefits, page 49.

Diversification and Investor Control Requirements

In addition to meeting the Internal Revenue Code Section 7702 guideline premium test, Internal Revenue Code Section 817(h) requires separate account investments, such as our variable account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each sub-account must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each sub-account's corresponding fund has represented that it will meet the diversification standards that apply to your policy. If it is determined that your variable life policy does not satisfy the applicable diversification regulations, we will take appropriate and reasonable steps to bring your policy into compliance with such regulations and we reserve the right to modify your policy as necessary in order to do so.

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In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies, due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the variable account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the variable account assets, or to otherwise qualify your policy for favorable tax treatment.

Tax Treatment of Policy Death Benefits

The death benefit, or an accelerated death benefit, under a policy is generally excludable from the gross income of the beneficiary(ies) under Section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the policy value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction in benefits, could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a qualified adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

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Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

    All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income. Amounts will be treated as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed. The amount of gain in the policy will be equal to the difference between the policy's value and the investment in the policy;

    Loan amounts taken from or secured by a policy classified as a modified endowment contract, and also assignments or pledges of such a policy (or agreements to assign or pledge such a policy), are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed; and

    A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (a) made on or after the date on which the taxpayer attains age 59 1/2, (b) which are attributable to the taxpayer's becoming disabled (as defined in the Internal Revenue Code), or (c) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy is there taxable income. However, certain distributions made in connection with policy benefit reductions during the first fifteen policy years may be treated in whole or in part as ordinary income subject to tax. Consult a tax adviser to determine whether or not any distributions made in connection with a reduction in policy benefits will be subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. However, the tax consequences of preferred loans are uncertain and a tax adviser should be consulted about such loans. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

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Other Tax Matters
Policy Loans

In general, interest on a loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. You should consult a tax adviser to determine whether you qualify under this exception.

Moreover, the tax consequences associated with a preferred loan available in the policy are uncertain. Before taking out a loan, you should consult a tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.

Accelerated Death Benefit Rider

We believe that payments under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the policy, or is an individual who has no business or financial connection with the insured. (See Automatic Rider Benefits - Accelerated Death Benefit Rider on page 37 for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Continuation of a Policy

The tax consequences of continuing the policy beyond the policy anniversary nearest the insured person's 95th birthday are unclear. For example, in certain situations it is possible that after the insured person reaches age 95 the IRS could treat you as being in constructive receipt of the policy value if the policy value becomes equal to the death benefit. If this happens, an amount equal to the excess of the policy value over the investment in the policy would be includible in your income at that time. Because we believe the policy will continue to constitute life insurance at that time and the IRS has not issued any guidance on this issue, we do not intend to tax report any earnings due to the possibility of constructive receipt in this circumstance. You should consult a tax adviser if you intend to keep the policy in force after the insured person reaches age 95.

Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy or an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult your tax adviser.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

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Tax Law Changes

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Policy Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may make changes to your policy or its riders or make distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.
Any increase in your death benefit will cause an increase in your cost of insurance charges.
Policy Availability and Qualified Plans

The policy is not available for sale to and cannot be acquired with funds that are assets of (i) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and that is subject to Title I of ERISA; (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code; or (iii) an entity whose underlying assets include plan assets by reason of the investment by an employee benefit plan or other plan in such entity within the meaning of 29 C.F.R. Section 2510.3 101 or otherwise.

Life Insurance Owned by Businesses

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. For example, in the case of a policy issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a policy even if no loans are taken under the policy. (An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of a trade or business.) As another example, special rules apply if you are subject to the alternative minimum tax. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you will have to pay income taxes and possibly penalties later.

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Policy Transfers

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.
ADDITIONAL INFORMATION
General Policy Provisions
Your Policy
The policy is a contract between you and us and is the combination of:
Your policy; A copy of your original application and applications for benefit increases or decreases; Your riders; Your endorsements; Your policy schedule pages; and Your reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.
A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.
Age

We issue your policy at the insured person's age (stated in your policy schedule) based on the nearest birthday to the policy date. On the policy date, the insured person can generally be no more than age 85.

We often use age to calculate rates, charges and values. We determine the insured person's age at a given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

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Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the life of the insured person. These rights include the right to change the owner, beneficiaries or the method designated to pay death benefit proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive the insured person receive the death benefit proceeds. Other surviving beneficiaries receive death benefit proceeds only if there are no surviving primary beneficiaries. If more than one beneficiary survives the insured person, they share the death benefit proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death benefit proceeds to you or to your estate, as owner.

You may name new beneficiaries during the insured person's lifetime. We pay death benefit proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See TAX CONSIDERATIONS - Other Tax Matters, page 51.

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries' rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See TAX CONSIDERATIONS - Other Tax Matters, page 51.

Incontestability

After your policy has been in force and the insured person is alive for two years from the policy date and from the effective date of any new coverage segment, an increase in any other benefit or reinstatement, we will not question the validity of statements in your applicable application.

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if the insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your policy value on the last monthly processing date before the insured person's death, or as otherwise required by law.

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If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.
Suicide
If the insured person commits suicide (while sane or insane), within two years of your policy date, unless otherwise required by law, we limit death benefit proceeds to:
The total premium we receive to the time of death; minus Outstanding loan account value plus accrued loan interest; minus Partial withdrawals taken.

We make a limited payment to the beneficiaries for a new coverage segment or other increase if the insured person commits suicide (while sane or insane), within two years of the effective date of a new coverage segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance and periodic fees and charges which were deducted for the increase.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers' identities are properly verified and that premiums are not derived from improper sources.

Under our anti-money laundering program, we may require policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (travelers cheques, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in your policy entering a 61-day grace period during which you must make a sufficient payment, in an acceptable form, to keep your policy from lapsing. See Premium Payments - Premium Payments Affect Your Coverage, page 21.

Our anti-money laundering program is subject to change without notice to take account of changes applicable in laws or regulations and our ongoing assessment of our exposure to illegal activity.
Transaction Processing
Generally, within seven days of when we receive all information required to process a payment, we pay:
Death benefit proceeds; Surrender value; Partial withdrawals; and Loan proceeds.

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We may delay processing these transactions if:

    The New York Stock Exchange is closed for trading;

    Trading on the New York Stock Exchange is restricted by the SEC;

    There is an emergency so that it is not reasonably possible to sell securities in the sub-accounts or to determine the value of a sub-account's assets; and

    A governmental body with jurisdiction over the variable account allows suspension by its order.

SEC rules and regulations generally determine whether or not these conditions exist.
We execute transfers among the sub-accounts as of the valuation date of our receipt of your request at our customer service center.
We determine the death benefit as of the date of the insured person's death. The death benefit proceeds are not affected by subsequent changes in the value of the sub-accounts.

We may delay payment from our fixed account for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Notification and Claims Procedures
Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for changes to your policy or if you surrender it.

If the insured person dies while your policy is in force, please let us know as soon as possible. We will send you instructions on how to make a claim. As proof of the insured person's death, we may require proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased insured person.

Telephone Privileges

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative to call our customer service center to:

Make transfers; Change premium allocations; Change your dollar cost averaging and automatic rebalancing programs; Request partial withdrawals; and Request a loan.

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Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:
Requiring some form of personal identification; Providing written confirmation of any transactions; and Tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue this privilege at any time. See Transfers - Limits on Frequent or Disruptive Transfers, page 43.

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by written request.

Non-participation
Your policy does not participate in the surplus earnings of Security Life of Denver Insurance Company.
Advertising Practices and Sales Literature
We may use advertisements and sales literature to promote this product, including:

    Articles on variable life insurance and other information published in business or financial publications;

    Indices or rankings of investment securities; and

    Comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the sub-accounts and funds. Past performance is not indicative of future performance of the sub-accounts or funds and is not reflective of the actual investment experience of policy owners.

We may feature certain sub-accounts, the underlying funds and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends, and, investment performance or other information we believe may be of interest to our customers.

Settlement Options

You may elect to take the surrender value in other than one lump-sum payment. Likewise, you may elect to have the beneficiaries receive the death benefit proceeds other than in one lump-sum payment, if you make this election during the insured person's lifetime. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of the insured person's death.

The investment performance of the sub-accounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20 and the total proceeds must be at least $2,000.

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The following settlement options are available:

    Option 1 - The proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid;

    Option 2 - The proceeds provide an annuity payment with a specified number of months. The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee;

    Option 3 - The proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval;

    Option 4 - The proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid; and

    Option 5 - Other options we offer at the time we pay the benefit.

If none of these settlement options have been elected, your surrender value or the death benefit proceeds will be paid in one lump sum payment.

Unless you request otherwise, death benefit proceeds generally will be paid into an interest bearing account which is backed by our general account and can be accessed by the beneficiary through a checkbook feature. The beneficiary may access the death benefit proceeds at any time without penalty. Interest earned on this account may be less than interest paid on other settlement options.

Reports

Annual Statement. We will send you an annual statement once each policy year showing the amount of insurance coverage under your policy as well as your policy's death benefit, policy and surrender values, the amount of premiums you have paid, the amounts you have withdrawn, borrowed or transferred and the fees and charges we have imposed since the last statement.

We send semi-annual reports with financial information on the funds, including a list of investment holdings of each fund.

We send confirmation notices to you throughout the year for certain policy transactions such as transfers between investment options, partial withdrawals and loans. You are responsible for reviewing the confirmation notices to verify that the transactions are being made as requested.

Illustrations. To help you better understand how your policy values will vary over time under different sets of assumptions, we will provide you with a personalized illustration projecting future results based on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, planned premiums and rates of return (within limits) you specify. We may assess a charge not to exceed $25 for each illustration you request after the first in a policy year. See Transaction Fees and Charges - Excess Illustration Fee, page 24.

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Other Reports. We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one policy issued by us or an affiliate. Call our customer service center toll-free at 1-877-253-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each policy in all future mailings.

Trading - Industry Developments

As with many financial services companies, the company and affiliates of the company have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. The company is also reviewing its policies and procedures in this area.

Legal Proceedings
We are not aware of any pending legal proceedings which involve the variable account as a party.

We are, or may be in the future, a defendant in various legal proceedings in connection with the normal conduct of our insurance operations. Some of these cases may seek class action status and may include a demand for punitive damages as well as for compensatory damages. In the opinion of management, the ultimate resolution of any existing legal proceeding is not likely to have a material adverse effect on our ability to meet our obligations under the policy.

ING America Equities, Inc., the principal underwriter and distributor of the policy, is not involved in any legal proceeding which, in the opinion of management, is likely to have a material adverse effect on its ability to distribute the policy.

Financial Statements

Financial statements of the variable account and the company are contained in the Statement of Additional Information. To request a free Statement of Additional Information, please contact our Customer Service Center at the address or telephone number on the back of this prospectus.

We are required to include several additional financial statements in the Statement of Additional Information because of the October 1, 2004, merger of Southland Life with and into Security Life. These additional financial statements of Southland Life and pro forma financial statements of Security Life reflect the effect of the merger. None of these financial statements will appear in future versions of the Statement of Additional Information.

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APPENDIX A
Definition of Life Insurance Factors

Guideline Premium Test Factors
Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
0-40	2.50	48	1.97	56	1.46	64	1.22	72	1.11
41	2.43	49	1.91	57	1.42	65	1.20	73	1.09
42	2.36	50	1.85	58	1.38	66	1.19	74	1.07
43	2.29	51	1.78	59	1.34	67	1.18	75 - 90	1.05
44	2.22	52	1.71	60	1.30	68	1.17	91	1.04
45	2.15	53	1.64	61	1.28	69	1.16	92	1.03
46	2.09	54	1.57	62	1.26	70	1.15	93	1.02
47	2.03	55	1.50	63	1.24	71	1.13	94	1.01
								95 +	1.00

A-1

APPENDIX B

The following chart lists the funds, the investment advisers and subadvisers to the funds and summary information regarding the investment objective of each fund. For information about each fund's expenses, see the Fund Expense Table on page 11 of this prospectus. More detailed information about the funds can be found in the current prospectus and Statement of Additional Information for each fund.

There is no assurance that the stated objectives and policies of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the 1940 Act.

Fund Name	Investment Adviser/Subadviser	Investment Objective
Alger American Growth Portfolio - Class O Shares	Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation.
Alger American Leveraged AllCap Portfolio - Class O Shares	Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation.
Alger American MidCap Growth Portfolio - Class O Shares	Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation.
American Funds Insurance Series - Growth Fund - Class 2	Investment Adviser: Capital Research and Management Company	Seeks growth of capital.
American Funds Insurance Series - Growth - Income Fund - Class 2	Investment Adviser: Capital Research and Management Company	Seeks capital growth and income over time.
American Funds Insurance Series - International Fund - Class 2	Investment Adviser: Capital Research and Management Company	Seeks growth of capital over time.
Fidelity® VIP Asset Manager SM Portfolio - Service Class

Investment Adviser:
Fidelity Management & Research Company
Subadvisers:
Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; Fidelity Investments Money Management, Inc.; FMR Co., Inc.

Seeks to obtain high total return with reduced risk over the long term.
Fidelity® VIP Contrafund® Portfolio - Service Class

Investment Adviser:
Fidelity Management & Research Company
Subadvisers:
Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.

Seeks long-term capital appreciation.

B-1

Fund Name	Investment Adviser/Subadviser	Investment Objective
Fidelity® VIP Equity-Income Portfolio - Service Class	Investment Adviser: Fidelity Management & Research Company Subadviser: FMR Co., Inc.	Seeks reasonable income.
Fidelity® VIP Growth Portfolio - Service Class	Investment Adviser: Fidelity Management & Research Company Subadviser: FMR Co., Inc.	Seeks to achieve capital appreciation.
Fidelity® VIP High Income Portfolio - Service Class

Investment Adviser:
Fidelity Management & Research Company
Subadvisers:
Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.

Seeks a high level of current income while also considering growth of capital.
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Investment Adviser: Fidelity Management & Research Company Subadviser: Fidelity Investments Money Management, Inc.	Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Overseas Portfolio - Service Class

Investment Adviser:
Fidelity Management & Research Company
Subadvisers:
Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Limited; FMR Co., Inc.

Seeks long-term growth of capital.
ING Hard Assets Portfolio - Class I Shares	Investment Adviser: Directed Services, Inc. Subadviser: Baring International Investment Limited	A nondiversified Portfolio that seeks long-term capital appreciation.
ING JPMorgan Small Cap Equity Portfolio - Class I Shares	Investment Adviser: Directed Services, Inc. Subadviser: J.P. Morgan Investment Management Inc.	A nondiversified Portfolio that seeks capital growth over the long term.
ING Legg Mason Value Portfolio - Class I Shares	Investment Adviser: Directed Services, Inc. Subadviser: Legg Mason Funds Management, Inc.	Seeks long-term growth of capital.

B-2

Fund Name	Investment Adviser/Subadviser	Investment Objective
ING Limited Maturity Bond Portfolio - Class S Shares	Investment Adviser: Directed Services, Inc. Subadviser: ING Investment Management Co.	Seeks highest current income consistent with low risk to principal and liquidity.
ING Liquid Assets Portfolio - Class S Shares	Investment Adviser: Directed Services, Inc. Subadviser: ING Investment Management Co.	Seeks high level of current income consistent with the preservation of capital and liquidity.
ING Marsico Growth Portfolio - Class I Shares	Investment Adviser: Directed Services, Inc. Subadviser: Marsico Capital Management, LLC	Seeks capital appreciation.
ING MFS Mid-Cap Growth Portfolio - Class I Shares	Investment Adviser: Directed Services, Inc. Subadviser: Massachusetts Financial Services Company	Seeks long-term growth of capital.
ING MFS Research Portfolio - Class I Shares *	Investment Adviser: Directed Services, Inc. Subadviser: Massachusetts Financial Services Company	Seeks long-term growth of capital and future income.
ING MFS Total Return Portfolio - Class I Shares	Investment Adviser: Directed Services, Inc. Subadviser: Massachusetts Financial Services Company	Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital.
ING Salomon Brothers Investors Portfolio - Class I Shares	Investment Adviser: Directed Services, Inc. Subadviser: Salomon Brothers Asset Management, Inc.	Seeks long-term growth of capital.
ING Stock Index Portfolio - Class I Shares	Investment Adviser: Directed Services, Inc. Subadviser: ING Investment Management Co.	Seeks total return.
ING T. Rowe Price Capital Appreciation Portfolio - Class I Shares	Investment Adviser: Directed Services, Inc. Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk.
ING T. Rowe Price Equity Income Portfolio - Class I Shares	Investment Adviser: Directed Services, Inc. Subadviser: T. Rowe Price Associates, Inc.	Seeks substantial dividend income as well as long-term growth of capital.
ING Van Kampen Equity Growth Portfolio - Class I Shares	Investment Adviser: Directed Services, Inc. Subadviser: Van Kampen	Seeks long-term capital appreciation.

B-3

Fund Name	Investment Adviser/Subadviser	Investment Objective
ING Van Kampen Real Estate Portfolio- Class I Shares	Investment Adviser: Directed Services, Inc. Subadviser: Van Kampen	A nondiversified Portfolio that seeks capital appreciation and secondarily seeks current income.
ING JP Morgan Mid Cap Value Portfolio - Initial Class	Investment Adviser: ING Life Insurance and Annuity Company. Subadviser: J.P. Morgan Investment Management Inc.	Seeks growth from capital appreciation.
ING PIMCO Total Return Portfolio - Initial Class	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: Pacific Investment Management Company LLC	Seeks maximum total return, consistent with capital preservation and prudent investment management.
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: Salomon Brothers Asset Management Inc.	Seeks long-term growth of capital.
ING UBS U.S. Allocation Portfolio - Initial Class **	Investment Adviser: ING Life Insurance and Annuity Company Sub-Adviser: UBS Global Asset Management (US) Inc.	Seeks total return, consisting of long-term capital appreciation and current income.
ING Van Kampen Comstock Portfolio - Initial Class	Investment Adviser: ING Life Insurance and Annuity Company Sub-Adviser: Van Kampen	Seeks capital growth and income.
ING VP Intermediate Bond Portfolio - Class I Shares	Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	Seeks to maximize total return.
ING VP Index Plus LargeCap Portfolio - Class I Shares	Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), while maintaining a market level of risk.
ING VP Index Plus MidCap Portfolio - Class I Shares	Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.

B-4

Fund Name	Investment Adviser/Subadviser	Investment Objective
ING VP Index Plus SmallCap Portfolio - Class I Shares	Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	Seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index (S&P 600 Index), while maintaining a market level of risk.
ING VP Strategic Allocation Balanced Portfolio (Class I Shares)	Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	Seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).
ING VP Strategic Allocation Growth Portfolio (Class I Shares)	Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	Seeks to provide capital appreciation.
ING VP Strategic Allocation Income Portfolio (Class I Shares)	Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	Seeks to provide total return consistent with preservation of capital.
ING VP MagnaCap Portfolio - Class I Shares	Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	Seeks growth of capital with dividend income as a secondary consideration.
ING VP MidCap Opportunities Portfolio - Class I Shares	Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	Seeks long-term capital appreciation.
ING VP SmallCap Opportunities Portfolio - Class I Shares	Investment Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	Seeks long-term capital appreciation.
INVESCO VIF-Core Equity Fund - Series I shares	Investment Adviser: A I M Advisors, Inc. Investment Sub-Adviser: INVESCO Institutional (N.A.), Inc.	Seeks to provide a high total return.
INVESCO VIF-Utilities Fund - Series I shares	Investment Adviser: A I M Advisors, Inc. Investment Sub-Adviser: INVESCO Institutional (N.A.), Inc.	Seeks capital growth.
Janus Aspen Balanced Portfolio - Service Shares	Investment Adviser: Janus Capital	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Aspen International Growth Portfolio - Service Shares	Investment Adviser: Janus Capital	Seeks long-term growth of capital.
Janus Aspen Mid Cap Growth Portfolio - Service Shares	Investment Adviser: Janus Capital	Seeks long-term growth of capital.

B-5

Fund Name	Investment Adviser/Subadviser	Investment Objective
Janus Aspen Worldwide Growth Portfolio - Service Shares	Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with the preservation of capital.
Pioneer Mid Cap Value VCT Portfolio - Class I Shares	Investment Adviser: Pioneer Investment Management, Inc.	Seeks capital appreciation.
Pioneer Small Cap Value VCT Portfolio - Class I Shares	Investment Adviser: Pioneer Investment Management, Inc.	Seeks capital growth.
Putnam VT Growth and Income Fund - Class IB Shares	Investment Adviser: Putnam Investment Management, LLC	Seeks capital growth and current income.
Putnam VT New Opportunities Fund - Class IB Shares	Investment Adviser: Putnam Investment Management, LLC	Seeks long-term capital appreciation.
Putnam VT Small Cap Value Fund - Class IB Shares	Investment Adviser: Putnam Investment Management, LLC	Seeks capital appreciation.
Putnam VT Voyager Fund - Class IB Shares	Investment Adviser: Putnam Investment Management, LLC	Seeks capital appreciation.
*

Effective November 8, 2004, ING UBS U.S. Allocation Portfolio will be renamed ING Van Kampen Equity and Income Portfolio and Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) will replace UBS Global Asset Management (US) Inc. as sub-adviser.

**

Effective November 8, 2004, ING MFS Research Portfolio will be renamed ING Oppenheimer Main Street Core Portfolio and OppenheimerFunds, Inc. will replace Massachusetts Financial Services Company as sub-adviser.

B-6
MORE INFORMATION IS AVAILABLE

If you would like more information about us, the variable account or the policy, the following documents are available free upon request:

    Statement of Additional Information ("SAI") - The SAI contains more specific information about the variable account and the policy, as well as the financial statements of the variable account and the company. The SAI is incorporated by reference into (made legally part of) this prospectus. The following is the Table of Contents for the SAI:

Page
General Information and History	2
Distribution of the Policies	3
Performance Reporting and Advertising	4
Experts	5
Financial Statements	5
Financial Statements of Southland Life Separate Account L1 for the Year ended December 31, 2003	SA L1 - 1
Statutory Basis Financial Statements of Southland Life Insurance Company for the Years Ended December 31, 2002 and 2001	SLIC - 1
Statutory Basis Financial Statements of Southland Life Insurance Company for the Years Ended December 31, 2003 and 2002	SLIC - 1
Statutory Basis Financial Statements of Security Life of Denver Insurance Company for the Years Ended December 31, 2002 and 2001	SLD - 1
Statutory Basis Financial Statements of Security Life of Denver Insurance Company for the Years Ended December 31, 2003 and 2002	SLD - 1
Pro-Forma Unaudited Financial Statements of Security Life of Denver Insurance Company (see page PF - 1 for the periods presented)	PF - 1

    A personalized illustration of policy benefits - A personalized illustration can help you understand how the policy works, given the policy's fees and charges along with the investment options, features and benefits and optional benefits you select. A personalized illustration can also help you compare the policy's death benefits, policy value and surrender value with other life insurance policies based on the same or similar assumptions. We reserve the right to assess a fee of up to $25 for each personalized illustration you request after the first each policy year. See Transaction Fees and Charges - Excess Illustration Fee, page 24.

To request a free SAI or personalized illustration of policy benefits or to make other inquiries about the policy, please contact us at our:
Customer Service Center
P.O. Box 5065
Minot, ND 58702-5065
1-877-253-5050

Additional information about us, the variable account or the policy (including the SAI) can be reviewed and copied from the SEC's Internet website (www.sec.gov) or at the SEC's Public Reference Room in Washington, DC. Copies of this additional information may also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549-0102. More information about operation of the SEC's Public Reference Room can be obtained by calling 202-942-8090.

1940 Act File No.: 811-09106 1933 Act file No.: 333-119438
Prospectus Supplement
Market Dimensions Variable Universal Life

Security Life of Denver Insurance Company
and its
Security Life Separate Account S-L1

Supplement dated October 1, 2004, to the October 1, 2004, prospectus

This supplement updates certain information contained in your current variable life insurance product prospectus. Please read it carefully and keep it with your product prospectus for future reference.

NOTICE OF FUND SUBSTITUTIONS

Security Life of Denver Insurance Company (the "Company") and Security Life Separate Account S-L1 (the "Variable Account") have filed an application with the Securities and Exchange Commission to permit certain funds in which the sub-accounts of the Variable Account invests (the "Replaced Funds") to be replaced with certain other funds (the "Substitute Funds").

Reasons for the Substitution. The principal purposes of the substitutions are as follows:

    Implement Business Plan. The substitutions are part of an overall business plan to provide a more streamlined, standardized, simplified and consolidated current array of funds available through the Company's products.

    Reduced Costs and Greater Influence. Including too many different funds with different investment advisers within the Company's products makes those products more costly to administer. The Company believes that making available affiliated funds managed by expert third party asset managers will lead to increased efficiencies, greater influence over the administrative aspects of the funds and reduced costs.

    Due Diligence. The substitutions will allow the Company to respond to concerns that it has identified in their due diligence review of the funds available through the products, including concerns related to changes in fund managers, performance and well-publicized investigations, claims and regulatory actions and the corresponding negative publicity.

The Substitute Funds.

Each of the Substitute funds is a series of ING Partners, Inc. On August 13, 2004, the Board of Directors of ING Partners approved changing each Substitute Fund's sub-adviser, name and investment policies and reducing each Substitute Fund's fees and expenses. These actions are necessary to meet the conditions of the substitutions and shall be effective prior to the effective date of the substitutions. The information about the Substitute Funds in this supplement reflects the actions as approved by the ING Partners Board of Directors.

134066	Page 1 of 3	October 2004

The following funds are involved in the substitutions:

Replaced Funds	Substitute Funds
Janus Aspen Balanced Portfolio - Service Shares	ING UBS U.S. Allocation Portfolio - Initial Class (to be renamed the ING Van Kampen Equity and Income Portfolio - Initial Class)
Janus Aspen Mid Cap Growth Portfolio - Service Shares	ING Alger Aggressive Growth Portfolio - Service Class (to be renamed the ING T. Rowe Price Diversified Mid-Cap Portfolio- Service Class)
Janus Aspen Worldwide Growth Portfolio - Service Shares	ING MFS Global Growth Portfolio - Service Class (to be renamed the ING Oppenheimer Global Portfolio - Service Class)
Important Information about the Proposed Substitutions.

    Prior to the effective date of the substitutions you will receive another prospectus supplement which will indicate the effective date of the substitutions and reiterate your rights related to the substitutions. You will also receive a prospectus for each of the Substitute Funds.

  Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to a sub-account which invests in a Replaced Fund to any other sub-account or the fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

  On the effective date of the substitutions all amounts you have allocated to a sub-account which invests in a Replaced Fund will automatically be reallocated to the corresponding Substitute Fund. Thereafter, all future allocations directed to a sub-account which invested in a Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

  You will not incur any fees or charges or any tax liability because of the substitutions, and your policy value immediately before the substitutions will equal your policy value immediately after the substitutions;

  The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The fees and expenses of each Substitute Fund are more fully described below.

  The investment objective and policies of each Substitute Fund are substantially the same as the investment objective and policies of the corresponding Replaced Fund. The investment objective of each Substitute Fund is more fully described below.

134066	Page 2 of 3	October 2004

Substitute Fund Fees and Expenses. The following table shows the investment advisory fees and other expenses charged annually by each of the Substitute Funds. The figures are a percentage of the average net assets of each fund as of the effective date of the substitutions as approved by the ING Partners Board of Directors. See the prospectuses for the Substitute Funds for more information concerning these fees and expenses.

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
ING Van Kampen Equity and Income Portfolio - Initial Class	0.55%	--	0.02%	0.57%	--	0.57%
ING T. Rowe Price Diversified MidCap Growth Portfolio - Service Class	0.64%	--	0.27%1	0.91%	--	0.91%
ING Oppenheimer Global Portfolio - Service Class	0.60%	--	0.31%1	0.91%	--	0.91%
[1]

Included in Other Expenses is a shareholder services fee of 0.25% of the average daily net assets of Service Class Shares to compensate insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to the Service Class Shares and their shareholders.

Certain of the sub-advisers for the Substitute Funds have voluntarily agreed to pay for or reimburse the Companies or their affiliates for certain printing, mailing, transaction and/or transition costs associated with the substitutions. These payments are not disclosed in the Fund Fees and Expenses Table above, and they do not increase directly or indirectly the fees and expenses you will pay as a consequence of the substitutions.

Substitute Fund Investment Advisers/Sub-advisers and Investment Objectives. The following table lists the investment advisers and subadvisers and information regarding the investment objectives of the Substitute Funds. More detailed information about these funds can be found in the current prospectus and Statement of Additional Information for each fund.

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING Van Kampen Equity and Income Portfolio	Investment Adviser: ING Life Insurance and Annuity Company Sub-adviser: Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Seeks total return, consisting of long-term capital appreciation and current income.
ING T. Rowe Price Diversified Mid-Cap Portfolio	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
ING Oppenheimer Global Portfolio	Investment Adviser: ING Life Insurance and Annuity Company Subadviser: OppenheimerFunds, Inc.	Seeks capital appreciation.

134066	Page 3 of 3	October 2004
SECURITY LIFE SEPARATE ACCOUNT S-L1 (formerly known as Southland Separate Account L1) OF SECURITY LIFE OF DENVER INSURANCE COMPANY
Statement of Additional Information dated October 1, 2004
MARKET DIMENSIONS Variable Universal Life Insurance Policy

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Market Dimensions prospectus dated October 1, 2004. The policy offered in connection with the prospectus is a flexible premium variable universal life insurance policy funded through the Security Life Separate Account S-L1.

A free prospectus is available upon request by contacting the Security Life of Denver Insurance Company's Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, by calling 1-877-253-5050 or by accessing the SEC's web site at www.sec.gov.

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.
TABLE OF CONTENTS
Page
General Information and History	2
Distribution of the Policies	3
Performance Reporting and Advertising	4
Experts	5
Financial Statements	5
Financial Statements of Southland Life Separate Account L1 for the Year Ended December 31, 2003	SA L1 - 1
Statutory Basis Financial Statements of Southland Life Insurance Company for the Years Ended December 31, 2002 and 2001	SLIC - 1
Statutory Basis Financial Statements of Southland Life Insurance Company for the Years Ended December 31, 2003 and 2002	SLIC - 1
Statutory Basis Financial Statements of Security Life of Denver Insurance Company for the Years Ended December 31, 2002 and 2001	SLD - 1
Statutory Basis Financial Statements of Security Life of Denver Insurance Company for the Years Ended December 31, 2003 and 2002	SLD - 1
Pro-Forma Unaudited Financial Statements of Security Life of Denver Insurance Company (see page PF - 1 for the periods presented)	PF - 1

1

GENERAL INFORMATION AND HISTORY

Prior to October 1, 2004, Southland Life Insurance Company ("Southland Life") issued the policy described in the prospectus and was responsible for providing each policy's insurance benefits. On October 1, 2004, Southland Life merged with and into the Security Life of Denver Insurance Company ("Security Life," "we," "us," "our" and the "company") and Security Life assumed responsibility for Southland Life's obligations under the policies. Security Life is a stock life insurance company organized in 1929 and incorporated under the laws of the State of Colorado and an indirect wholly-owed subsidiary of ING Groep N.V. ("ING"), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands. We are engaged in the business of issuing insurance policies. Our headquarters is at 1290 Broadway, Denver, CO 80203.

Southland Life established Southland Separate Account L1 (the "variable account") on February 25, 1994, under the laws of the State of Texas for the purpose of funding variable life insurance policies. On October 1, 2004, the variable account was transferred to Security Life in conjunction with the merger of Southland Life with and into Security Life and its name was changed to Security Life Separate Account S-L1. The variable account operates pursuant to the laws of the State of Colorado and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Premium payments may be allocated to one or more of the available sub-accounts of the variable account. Each sub-account invests in shares of a corresponding fund at net asset value. We may make additions to, deletions from or substitutions of available funds as permitted by law and subject to the conditions of the policy.

Other than the policy owner fees and charges described in the prospectus, all expenses incurred in the operations of the variable account are borne by the company. We do, however, receive compensation for certain recordkeeping, administration or other services from the funds or affiliates of the funds available through the policies. See "Fees and Charges" in the prospectus.

The company maintains custody of the assets of the variable account. As custodian, the company holds cash balances for the variable account pending investment in the funds or distribution. The funds in whose shares the assets of the sub-accounts of the variable account are invested each have custodians, as discussed in the respective fund prospectuses.

2

DISTRIBUTION OF THE POLICIES
The policies are no longer offered for sale to new purchasers.

The company's affiliate, ING America Equities, Inc., serves as the principal underwriter (distributor) for the policies. ING America Equities, Inc. was organized under the laws of the State of Colorado on September 27, 1993 and is registered as a broker/dealer with the SEC and the National Association of Securities Dealers, Inc. We pay ING America Equities, Inc. under a distribution agreement dated May 1, 2002. ING America Equities, Inc.'s principal office is located at 1290 Broadway, Denver, Colorado 80203-5699.

ING America Equities, Inc. offers the securities under the policies on a continuous basis. For the years ended December 31, 2003, 2002 and 2001, the aggregate amount paid to ING America Equities, Inc. under our distribution agreement was $31,870, $102,239 and $205,242, respectively.

We sell our policies through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. A description of the manner in which the policies are purchased may be found in the prospectus under the section entitled "Purchasing a Policy."

All broker/dealers who sell this policy have entered into selling agreements with us. Under these selling agreements, we pay a distribution allowance to broker/dealers, who in turn pay commissions to their agents/registered representatives who sell this policy.

The policy has two structures for the distribution allowance, but the structure does not affect fees or charges on your policy.
Under one structure, the distribution allowance is up to 90% of the first target premium we receive in the first two policy years.

Under the other structure, the distribution allowance is up to 85% of the first target premium we receive in the first two policy years. For premium over target we pay less. A bonus may be paid on aggregate sales.

Broker/dealers receive renewal commissions (trails) of up to 0.25% of the average net policy value in policy years 6 through 10, and at lower rates thereafter.
In addition to these distribution allowances/commissions, we may also pay other amounts to broker/dealers and/or their agents/registered representatives. These amounts may include:

    Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms, such as reduction or elimination or the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on insurance sales;

    Wholesaler fees and marketing allowances based on aggregate commissions paid during the year;

    Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;

    Sponsor payments or reimbursements for broker/dealers to use in sales contests for their agents/registered representatives. We do not hold contests directly based on sales of this product; and

    Certain overrides and other benefits, which may include cash compensation, based on the amount of earned commissions, agent/representative recruiting, and other activities that promote the sale of policies.

We pay dealer concessions, wholesaling fees, overrides, other allowances and benefits and the costs of all other incentives or training programs from our resources which include sales charges.
3

PERFORMANCE REPORTING AND ADVERTISING

Information regarding the past, or historical, performance of the sub-accounts of the variable account and the funds available for investment through the sub-accounts of the variable account may appear in advertisements, sales literature or reports to policy owners or prospective purchasers. Such performance information for the sub-accounts will reflect the deduction of all fund fees and charges, including investment management fees, distribution (12b-1) fees and other expenses but will not reflect deductions for any policy fees and charges. If the policy's premium expense, cost of insurance, administrative and mortality and expense risk charges and the other transaction, periodic or optional benefits fees and charges were deducted, the performance shown would be significantly lower.

With respect to performance reporting it is important to remember that past performance does not guarantee future results. Current performance may be higher or lower than the performance shown and actual investment returns and principal values will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Performance history of the sub-accounts of the variable account and the corresponding funds is measured by comparing the value at the beginning of the period to the value at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years (if the fund has been in existence for these periods) and since the inception date of the fund (if the fund has been in existence for less than ten years). We may provide performance information showing average annual total returns for periods prior to the date a sub-account commenced operation. We will calculate such performance information based on the assumption that the sub-accounts were in existence for the same periods as those indicated for the funds, with the level of charges at the variable account level that were in effect at the inception of the sub-accounts. Performance information will be specific to the class of fund shares offered through the policy, however, for periods prior to the date a class of fund shares commenced operations, performance information may be based on a different class of shares of the same fund. In this case, performance for the periods prior to the date a class of fund shares commenced operations will be adjusted by the fund fees and expenses associated with the class of fund shares offered through the policy.

We may compare performance of the sub-accounts and/or the funds as reported from time to time in advertisements and sales literature to other variable life insurance issuers in general; to the performance of particular types of variable life insurance policies investing in mutual funds; or to investment series of mutual funds with investment objectives similar to each of the sub-accounts, whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar. Inc. ("Morningstar") or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's and Fortune. Lipper and Morningstar are independent services which monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. We may also compare the performance of each sub-account in advertising and sales literature to the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each sub-account to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

4

To help you better understand how your policy's death benefits, policy value and surrender value will vary over time under different sets of assumptions, we encourage you to obtain a personalized illustration. Personalized illustrations will assume deductions for fund expenses and policy and variable account charges. We will base these illustrations on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. These personalized illustrations will be based on either a hypothetical investment return of the funds of 0% and other percentages not to exceed 12% or on the actual historical experience of the funds as if the sub-accounts had been in existence and a policy issued for the same periods as those indicated for the funds. Subject to regulatory approval, personalized illustrations may be based upon a weighted average of fund expenses rather than an arithmetic average. A personalized illustration is available upon request by contacting our Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065 or by calling 1-877-253-5050.

EXPERTS

Certain financial statements included in this Statement of Additional Information, which is part of the registration statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Their principal business address is Suite 2800, 600 Peachtree Street, Atlanta, GA 30308-2215.

FINANCIAL STATEMENTS

The statement of assets and liabilities of Southland Separate Account L1 (to become Security Life of Denver Separate Account S-L1 as of October 1, 2004) as of December 31, 2003, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, appearing herein, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report appearing herein.

The pro forma financial statements of Security Life, reflecting the merger of Southland Life into Security Life, appearing herein, are unaudited.

The statutory-basis financial statements of Security Life (into which Southland Life will merge, effective October 1, 2004) as of December 31, 2003, 2002 and 2001, and for each of the years then ended, appearing herein, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report appearing herein. Financial statements of Security Life should be considered only as bearing on Security Life's ability to meet our obligations under the policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

We also are required to include several additional financial statements in this Statement of Additional Information because of the October 1, 2004, merger of Southland Life into Security Life. The statutory-basis financial statements as of December 31, 2003, 2002 and 2001, and for each of the years then ended of Southland Life, appearing herein, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports appearing herein.

5
SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Financial Statements
Year ended December 31, 2003

Contents

Page
Report of Independent Auditors	SA L1 - 2

Audited Financial Statements

Statements of Assets and Liabilities	SA L1 - 4
Statements of Operations	SA L1 - 17
Statements of Changes in Net Assets	SA L1 - 30
Notes to Financial Statements	SA L1 - 46

SA L1 - 1

Report of Independent Auditors

The Board of Directors and Participants
Southland Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Southland Separate Account L1 (the "Account") as of December 31, 2003, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The Account is comprised of the following Divisions:

The Alger American Fund:
  Alger American Growth Portfolio - Class O
  Alger American Leveraged AllCap Portfolio - Class O
  Alger American MidCap Growth Portfolio - Class O
  Alger American Small Capitalization Portfolio - Class O
American Funds Insurance Series:
  American Funds Growth Fund - Class 2
  American Funds Growth-Income Fund - Class 2
  American Funds International Fund - Class 2
Fidelity® Variable Insurance Products Fund:
  Fidelity® VIP Asset ManagerSM Portfolio - Initial Class
  Fidelity® VIP Asset ManagerSM Portfolio - Service Class
  Fidelity® VIP Contrafund® Portfolio - Initial Class
  Fidelity® VIP Contrafund® Portfolio - Service Class
  Fidelity® VIP Equity-Income Portfolio - Initial Class
  Fidelity® VIP Equity-Income Portfolio - Service Class
  Fidelity® VIP Growth Portfolio - Initial Class
  Fidelity® VIP Growth Portfolio - Service Class
  Fidelity® VIP High Income Portfolio - Initial Class
  Fidelity® VIP High Income Portfolio - Service Class

Fidelity® Variable Insurance Products Fund (continued):
  Fidelity® VIP Index 500 Portfolio - Initial Class
  Fidelity® VIP Investment Grade Bond Portfolio - Initial     Class
  Fidelity® VIP Money Market Portfolio - Initial Class
  Fidelity® VIP Overseas Portfolio - Initial Class
  Fidelity® VIP Overseas Portfolio - Service Class
ING Income Shares:
  ING VP Bond Portfolio - Class R
ING Investors Trust:
  ING Hard Assets Portfolio - Institutional Class
  ING Limited Maturity Bond Portfolio - Service Class
  ING Liquid Asset Portfolio - Service Class
  ING Marisco Growth Portfolio - Institutional Class
  ING MFS Mid Cap Growth Portfolio - Institutional Class
  ING MFS Research Portfolio - Institutional Class
  ING MFS Total Return Portfolio - Institutional Class
  ING Salomon Brothers Investors Portfolio - Institutional     Class
  ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class
  ING T. Rowe Price Equity Income Portfolio - Institutional     Class
  ING Van Kampen Real Estate Portfolio - Institutional Class

SA L1 - 2

ING Partners, Inc.:
  ING JP Morgan Mid Cap Value Portfolio - Initial Class
  ING PIMCO Total Return Portfolio - Initial Class
  ING Salomon Brothers Aggressive Growth Portfolio - Initial Class
  ING UBS Tactical Asset Allocation Portfolio - Initial Class
  ING Van Kampen Comstock Portfolio - Initial Class
ING Variable Portfolios, Inc.:
  ING VP Index Plus LargeCap Portfolio - Class R
  ING VP Index Plus MidCap Portfolio - Class R
  ING VP Index Plus SmallCap Portfolio - Class R
ING Variable Products Trust:
  ING VP Growth Opportunities Portfolio - Class R
  ING VP MagnaCap Portfolio - Class R
  ING VP MidCap Opportunities Portfolio - Class R
  ING VP SmallCap Opportunities Portfolio - Class R
INVESCO Variable Investment Funds, Inc.:
  INVESCO VIF - Core Equity Fund
  INVESCO VIF - Utilities Fund

Janus Aspen Series:
  Janus Aspen Balanced Portfolio - Institutional
  Janus Aspen Balanced Portfolio - Service
  Janus Aspen Growth Portfolio - Institutional
  Janus Aspen Growth Portfolio - Service
  Janus Aspen International Growth Portfolio - Institutional
  Janus Aspen International Growth Portfolio - Service
  Janus Aspen Mid Cap Growth Portfolio - Institutional
  Janus Aspen Mid Cap Growth Portfolio - Service
  Janus Aspen Worldwide Growth Portfolio - Institutional
  Janus Aspen Worldwide Growth Portfolio - Service
Pioneer Variable Contracts Trust:
  Pioneer Mid Cap Value VCT Portfolio - Class I
  Pioneer Small Cap Value VCT Portfolio - Class I
Putnam Variable Trust:
  Putnam VT Growth and Income Fund - Class IB
  Putnam VT New Opportunities Fund - Class IB
  Putnam VT Small Cap Value Fund - Class IB
  Putnam VT Voyager Fund - Class IB

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions comprising Southland Separate Account L1 at December 31, 2003, and the results of their operations and changes in their net assets for the periods disclosed in the financial statements, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Atlanta, Georgia
March 15, 2004

SA L1 - 3

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)

		Alger	Alger	Alger
	Alger	American	American	American	American
	American	Leveraged	MidCap	Small	Funds
	Growth	AllCap	Growth	Capitalization	Growth

Assets
Investments in mutual funds
at fair value	$ 5,354	$ 3,824	$ 4,472	$ 2,178	$ 248

Total assets	5,354	3,824	4,472	2,178	248

Net assets	$ 5,354	$ 3,824	$ 4,472	$ 2,178	$ 248

Number of units outstanding:
Class A	291,360	183,495	182,884	206,560	13,586

Class B	70,599	65,408	61,074	42,715	5,661

Value per unit:
Class A	$ 16.41	$ 17.84	$ 20.09	$ 9.07	$ 12.86

Class B	$ 8.12	$ 8.41	$ 13.07	$ 7.14	$ 12.95

Total number of mutual fund
shares	160,844	136,121	243,064	125,344	5,451

Cost of mutual fund shares	$ 6,758	$ 4,922	$ 3,916	$ 2,450	$ 232

The accompanying notes are an integral part of these financial statements.

SA L1 - 4

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)
			Fidelity® VIP	Fidelity® VIP
	American	American	Asset	Asset	Fidelity® VIP
	Funds	Funds	ManagerSM	ManagerSM	Contrafund®
	Growth-Income	International	- Initial Class	- Service Class	- Initial Class

Assets
Investments in mutual funds
at fair value	$ 148	$ 91	$ 776	$ 144	$ 6,903

Total assets	148	91	776	144	6,903

Net assets	$ 148	$ 91	$ 776	$ 144	$ 6,903

Number of units outstanding:
Class A	2,302	5,298	51,220	554	355,071

Class B	9,137	1,251	-	12,972	-

Value per unit:
Class A	$ 12.90	$ 13.84	$ 15.15	$ 10.02	$ 19.44

Class B	$ 12.98	$ 13.93	$ -	$ 10.64	$ -

Total number of mutual fund
shares	4,429	6,772	53,664	9,991	298,426

Cost of mutual fund shares	$ 132	$ 83	$ 789	$ 133	$ 7,031

The accompanying notes are an integral part of these financial statements.

SA L1 - 5

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Contrafund®	Equity-	Equity-	Fidelity® VIP	Fidelity® VIP
	- Service	Income	Income	Growth	Growth
	Class	- Initial Class	- Service Class	- Initial Class	- Service Class

Assets
Investments in mutual funds
at fair value	$ 852	$ 3,417	$ 645	$ 3,751	$ 517

Total assets	852	3,417	645	3,751	517

Net assets	$ 852	$ 3,417	$ 645	$ 3,751	$ 517

Number of units outstanding:
Class A	8,641	202,298	11,896	243,383	11,410

Class B	68,909	-	50,692	-	54,640

Value per unit:
Class A	$ 9.92	$ 16.89	$ 9.98	$ 15.41	$ 7.42

Class B	$ 11.12	$ -	$ 10.39	$ -	$ 7.91

Total number of mutual fund
shares	36,946	147,403	27,928	120,829	16,716

Cost of mutual fund shares	$ 726	$ 3,353	$ 565	$ 4,730	$ 469

The accompanying notes are an integral part of these financial statements.

SA L1 - 6

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)
		Fidelity® VIP
	Fidelity® VIP	High		Fidelity® VIP	Fidelity® VIP
	High Income	Income	Fidelity® VIP	Investment	Money
	- Initial Class	- Service Class	Index 500	Grade Bond	Market

Assets
Investments in mutual funds
at fair value	$ 1,204	$ 196	$ 11,239	$ 2,840	$ 2,722

Total assets	1,204	196	11,239	2,840	2,722

Net assets	$ 1,204	$ 196	$ 11,239	$ 2,840	$ 2,722

Number of units outstanding:
Class A	114,763	1,502	506,195	133,338	215,379

Class B	-	16,675	325,364	59,577	-

Value per unit:
Class A	$ 10.49	$ 11.28	$ 16.52	$ 15.81	$ 12.64

Class B	$ -	$ 10.76	$ 8.84	$ 12.29	$ -

Total number of mutual fund
shares	173,218	28,377	89,103	208,079	2,722,387

Cost of mutual fund shares	$ 1,229	$ 169	$ 11,740	$ 2,715	$ 2,723

The accompanying notes are an integral part of these financial statements.

SA L1 - 7

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)

		Fidelity® VIP
	Fidelity® VIP	Overseas			ING Limited
	Overseas	- Service	ING VP	ING Hard	Maturity
	- Initial Class	Class	Bond	Assets	Bond

Assets
Investments in mutual funds
at fair value	$ 637	$ 246	$ 195	$ 46	$ 308

Total assets	637	246	195	46	308

Net assets	$ 637	$ 246	$ 195	$ 46	$ 308

Number of units outstanding:
Class A	49,651	10,794	11,762	13	16,986

Class B	-	17,403	5,373	2,972	9,519

Value per unit:
Class A	$ 12.82	$ 8.74	$ 11.35	$ 15.43	$ 10.81

Class B	$ -	$ 8.70	$ 11.52	$ 15.53	$ 13.08

Total number of mutual fund
shares	40,829	15,824	13,809	3,111	26,449

Cost of mutual fund shares	$ 603	$ 200	$ 191	$ 40	$ 307

The accompanying notes are an integral part of these financial statements.

SA L1 - 8

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)

			ING MFS		ING MFS
	ING Liquid	ING Marisco	Mid Cap	ING MFS	Total
	Asset	Growth	Growth	Research	Return

Assets
Investments in mutual funds
at fair value	$ 2,059	$ 59	$ 468	$ 97	$ 858

Total assets	2,059	59	468	97	858

Net assets	$ 2,059	$ 59	$ 468	$ 97	$ 858

Number of units outstanding:
Class A	60,905	3,946	38,893	2,236	38,384

Class B	124,409	689	27,965	9,843	33,066

Value per unit:
Class A	$ 10.33	$ 12.77	$ 5.33	$ 7.10	$ 11.21

Class B	$ 11.49	$ 12.85	$ 9.31	$ 8.22	$ 12.93

Total number of mutual fund
shares	2,058,604	4,589	46,166	6,509	49,816

Cost of mutual fund shares	$ 2,059	$ 55	$ 422	$ 92	$ 787

The accompanying notes are an integral part of these financial statements.

SA L1 - 9

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)

		ING T. Rowe	ING T. Rowe		ING JP
	ING Salomon	Price	Price	ING Van	Morgan
	Brothers	Capital	Equity	Kampen	Mid Cap
	Investors	Appreciation	Income	Real Estate	Value

Assets
Investments in mutual funds
at fair value	$ 13	$ 1,658	$ 47	$ 102	$ 18

Total assets	13	1,658	47	102	18

Net assets	$ 13	$ 1,658	$ 47	$ 102	$ 18

Number of units outstanding:
Class A	533	65,200	3,091	6,861	1,036

Class B	447	59,842	638	1,010	348

Value per unit:
Class A	$ 13.01	$ 13.10	$ 12.68	$ 12.90	$ 12.72

Class B	$ 13.09	$ 13.43	$ 12.76	$ 12.98	$ 12.80

Total number of mutual fund
shares	1,216	77,649	3,903	4,962	1,481

Cost of mutual fund shares	$ 12	$ 1,400	$ 42	$ 95	$ 16

The accompanying notes are an integral part of these financial statements.

SA L1 - 10

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)

		ING Salomon	ING UBS
		Brothers	Tactical	ING Van	ING VP
	ING PIMCO	Aggressive	Asset	Kampen	Index Plus
	Total Return	Growth	Allocation	Comstock	LargeCap

Assets
Investments in mutual funds
at fair value	$ 77	$ 33	$ 32	$ 148	$ 216

Total assets	77	33	32	148	216

Net assets	$ 77	$ 33	$ 32	$ 148	$ 216

Number of units outstanding:
Class A	5,567	2,508	2,187	8,956	13,051

Class B	1,990	92	1,040	4,706	8,556

Value per unit:
Class A	$ 10.20	$ 12.75	$ 9.82	$ 10.75	$ 9.92

Class B	$ 10.26	$ 12.83	$ 9.97	$ 10.91	$ 10.08

Total number of mutual fund
shares	7,270	911	1,049	13,926	15,932

Cost of mutual fund shares	$ 78	$ 30	$ 29	$ 133	$ 197

The accompanying notes are an integral part of these financial statements.

SA L1 - 11

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)

	ING VP	ING VP	ING VP		ING VP
	Index Plus	Index Plus	Growth	ING VP	MidCap
	MidCap	SmallCap	Opportunities	MagnaCap	Opportunities

Assets
Investments in mutual funds
at fair value	$ 320	$ 237	$ 47	$ 93	$ 137

Total assets	320	237	47	93	137

Net assets	$ 320	$ 237	$ 47	$ 93	$ 137

Number of units outstanding:
Class A	20,078	13,281	885	4,032	4,365

Class B	9,295	8,123	5,047	5,400	10,415

Value per unit:
Class A	$ 10.84	$ 11.02	$ 7.71	$ 9.67	$ 9.08

Class B	$ 11.01	$ 11.20	$ 7.91	$ 9.92	$ 9.31

Total number of mutual fund
shares	20,459	17,555	9,367	10,469	22,211

Cost of mutual fund shares	$ 263	$ 192	$ 38	$ 80	$ 115

The accompanying notes are an integral part of these financial statements.

SA L1 - 12

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)

				Janus	Janus
	ING VP	INVESCO		Aspen	Aspen
	SmallCap	VIF - Core	INVESCO	Balanced	Balanced
	Opportunities	Equity	VIF - Utilities	- Institutional	- Service

Assets
Investments in mutual funds
at fair value	$ 351	$ 1,702	$ 1,139	$ 6,293	$ 1,251

Total assets	351	1,702	1,139	6,293	1,251

Net assets	$ 351	$ 1,702	$ 1,139	$ 6,293	$ 1,251

Number of units outstanding:
Class A	12,164	93,273	70,152	315,428	32,347

Class B	34,221	31,864	43,273	-	90,394

Value per unit:
Class A	$ 7.43	$ 14.92	$ 12.17	$ 19.95	$ 9.82

Class B	$ 7.62	$ 9.74	$ 6.60	$ -	$ 10.32

Total number of mutual fund
shares	23,790	95,030	87,913	273,838	52,498

Cost of mutual fund shares	$ 303	$ 1,796	$ 1,275	$ 6,547	$ 1,198

The accompanying notes are an integral part of these financial statements.

SA L1 - 13

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)

	Janus	Janus	Janus Aspen	Janus Aspen	Janus Aspen
	Aspen	Aspen	International	International	Mid Cap
	Growth	Growth	Growth	Growth	Growth
	- Institutional	- Service	- Institutional	- Service	- Institutional

Assets
Investments in mutual funds
at fair value	$ 4,629	$ 677	$ 1,767	$ 157	$ 4,783

Total assets	4,629	677	1,767	157	4,783

Net assets	$ 4,629	$ 677	$ 1,767	$ 157	$ 4,783

Number of units outstanding:
Class A	323,258	15,653	107,654	823	384,806

Class B	-	94,456	-	22,667	-

Value per unit:
Class A	$ 14.32	$ 7.04	$ 16.41	$ 7.44	$ 12.43

Class B	$ -	$ 6.00	$ -	$ 6.66	$ -

Total number of mutual fund
shares	240,720	35,553	76,609	6,863	223,511

Cost of mutual fund shares	$ 6,252	$ 621	$ 2,329	$ 131	$ 7,085

The accompanying notes are an integral part of these financial statements.

SA L1 - 14

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)

	Janus Aspen	Janus Aspen	Janus Aspen
	Mid Cap	Worldwide	Worldwide	Pioneer	Pioneer
	Growth	Growth	Growth	Mid Cap	Small Cap
	- Service	- Institutional	- Service	Value	Value

Assets
Investments in mutual funds
at fair value	$ 322	$ 4,376	$ 578	$ 229	$ 266

Total assets	322	4,376	578	229	266

Net assets	$ 322	$ 4,376	$ 578	$ 229	$ 266

Number of units outstanding:
Class A	8,619	284,688	6,931	16,334	20,408

Class B	67,782	-	85,702	3,550	4,538

Value per unit:
Class A	$ 5.70	$ 15.37	$ 6.92	$ 11.49	$ 10.62

Class B	$ 4.02	$ -	$ 6.19	$ 11.67	$ 10.79

Total number of mutual fund
shares	15,278	169,467	22,508	11,192	21,256

Cost of mutual fund shares	$ 283	$ 5,872	$ 533	$ 184	$ 213

The accompanying notes are an integral part of these financial statements.

SA L1- 15

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Assets and Liabilities
December 31, 2003
(Dollars in thousands, except for unit data)

	Putnam VT	Putnam VT	Putnam VT
	Growth and	New	Small Cap	Putnam VT
	Income	Opportunities	Value	Voyager

Assets
Investments in mutual funds
at fair value	$ 409	$ 120	$ 1,368	$ 278

Total assets	409	120	1,368	278

Net assets	$ 409	$ 120	$ 1,368	$ 278

Number of units outstanding:
Class A	18,068	3,836	56,134	4,515

Class B	22,422	9,849	41,149	27,275

Value per unit:
Class A	$ 9.96	$ 8.63	$ 13.91	$ 8.57

Class B	$ 10.21	$ 8.84	$ 14.26	$ 8.78

Total number of mutual fund
shares	17,579	7,890	75,475	10,715

Cost of mutual fund shares	$ 358	$ 99	$ 1,098	$ 265

The accompanying notes are an integral part of these financial statements.

SA L1 - 16

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)

		Alger	Alger	Alger
	Alger	American	American	American	American
	American	Leveraged	MidCap	Small	Funds
	Growth	AllCap	Growth	Capitalization	Growth

Net investment income (loss)
Dividends from mutual funds	$ -	$ -	$ -	$ -	$ -
Mortality, expense risk and other charges	39	28	32	15	-

Net investment income (loss)	(39)	(28)	(32)	(15)	-

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(377)	(248)	(397)	(500)	-
Net unrealized gain (loss) on investments	1,701	1,157	1,782	1,113	16

Net realized and unrealized gain (loss)
on investments	1,324	909	1,385	613	16

Net increase (decrease) in net assets
resulting from operations	$ 1,285	$ 881	$ 1,353	$ 598	$ 16

The accompanying notes are an integral part of these financial statements.

SA L1 - 17

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)

			Fidelity® VIP	Fidelity® VIP
	American	American	Asset	Asset	Fidelity® VIP
	Funds	Funds	ManagerSM	ManagerSM	Contrafund®
	Growth-Income	International	- Initial Class	- Service Class	- Initial Class

Net investment income (loss)
Dividends from mutual funds	$ 1	$ 1	$ 24	$ 4	$ 27
Mortality, expense risk and other charges	-	-	6	1	54

Net investment income (loss)	1	1	18	3	(27)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	-	-	(13)	122	(89)
Net unrealized gain (loss) on investments	16	8	111	17	1,599

Net realized and unrealized gain (loss)
on investments	16	8	98	139	1,510

Net increase (decrease) in net assets
resulting from operations	$ 17	$ 9	$ 116	$ 142	$ 1,483

The accompanying notes are an integral part of these financial statements.

SA L1 - 18

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)

		Fidelity® VIP	Fidelity® VIP
	Fidelity® VIP	Equity-	Equity-	Fidelity® VIP	Fidelity® VIP
	Contrafund®	Income	Income	Growth	Growth
	- Service Class	- Initial Class	- Service Class	- Initial Class	- Service Class

Net investment income (loss)
Dividends from mutual funds	$ 2	$ 52	$ 7	$ 8	$ 1
Mortality, expense risk and other charges	5	26	4	29	3

Net investment income (loss)	(3)	26	3	(21)	(2)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1)	(107)	(15)	(432)	(44)
Net unrealized gain (loss) on investments	158	864	141	1,235	143

Net realized and unrealized gain (loss)
on investments	157	757	126	803	99

Net increase (decrease) in net assets
resulting from operations	$ 154	$ 783	$ 129	$ 782	$ 97

The accompanying notes are an integral part of these financial statements.

SA L1 - 19

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)

	Fidelity® VIP	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP
	High Income	High Income	Fidelity® VIP	Investment	Money
	- Initial Class	- Service Class	Index 500	Grade Bond	Market

Net investment income (loss)
Dividends from mutual funds	$ 70	$ 6	$ 124	$ 153	$ 29
Mortality, expense risk and other charges	9	1	83	27	26

Net investment income (loss)	61	5	41	126	3

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(62)	-	(281)	66	-
Net unrealized gain (loss) on investments	239	25	2,602	(69)	(1)

Net realized and unrealized gain (loss)
on investments	177	25	2,321	(3)	(1)

Net increase (decrease) in net assets
resulting from operations	$ 238	$ 30	$ 2,362	$ 123	$ 2

The accompanying notes are an integral part of these financial statements.

SA L1 - 20

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)

	Fidelity® VIP	Fidelity® VIP			ING Limited
	Overseas	Overseas	ING VP	ING Hard	Maturity
	- Initial Class	- Service Class	Bond	Assets	Bond

Net investment income (loss)
Dividends from mutual funds	$ 4	$ 1	$ 5	$ -	$ 3
Mortality, expense risk and other charges	4	1	2	-	2

Net investment income (loss)	-	-	3	-	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(75)	-	1	-	-
Net unrealized gain (loss) on investments	252	57	8	6	1

Net realized and unrealized gain (loss)
on investments	177	57	9	6	1

Net increase (decrease) in net assets
resulting from operations	$ 177	$ 57	$ 12	$ 6	$ 2

The accompanying notes are an integral part of these financial statements.

SA L1 - 21

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)

			ING MFS		ING MFS
	ING Liquid	ING Marisco	Mid Cap	ING MFS	Total
	Asset	Growth	Growth	Research	Return

Net investment income (loss)
Dividends from mutual funds	$ 14	$ -	$ -	$ -	$ 5
Mortality, expense risk and other charges	19	-	3	1	6

Net investment income (loss)	(5)	-	(3)	(1)	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	-	-	(102)	(8)	(7)
Net unrealized gain (loss) on investments	-	4	215	22	105

Net realized and unrealized gain (loss)
on investments	-	4	113	14	98

Net increase (decrease) in net assets
resulting from operations	$ (5)	$ 4	$ 110	$ 13	$ 97

The accompanying notes are an integral part of these financial statements.

SA L1 - 22

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)
		ING T. Rowe	ING T. Rowe		ING JP
	ING Salomon	Price	Price	ING Van	Morgan
	Brothers	Capital	Equity	Kampen	Mid Cap
	Investors	Appreciation	Income	Real Estate	Value

Net investment income (loss)
Dividends from mutual funds	$ -	$ 9	$ -	$ 1	$ -
Mortality, expense risk and other charges	-	11	-	-	-

Net investment income (loss)	-	(2)	-	1	-

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	-	(2)	-	3	-
Net unrealized gain (loss) on investments	1	294	5	7	2

Net realized and unrealized gain (loss)
on investments	1	292	5	10	2

Net increase (decrease) in net assets
resulting from operations	$ 1	$ 290	$ 5	$ 11	$ 2

The accompanying notes are an integral part of these financial statements.

SA L1 - 23

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)
		ING Salomon	ING UBS
		Brothers	Tactical	ING Van	ING VP
	ING PIMCO	Aggressive	Asset	Kampen	Index Plus
	Total Return	Growth	Allocation	Comstock	LargeCap

Net investment income (loss)
Dividends from mutual funds	$ 2	$ -	$ -	$ 3	$ 2
Mortality, expense risk and other charges	-	-	-	-	1

Net investment income (loss)	2	-	-	3	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	-	-	-	-	5
Net unrealized gain (loss) on investments	(1)	3	3	16	20

Net realized and unrealized gain (loss)
on investments	(1)	3	3	16	25

Net increase (decrease) in net assets
resulting from operations	$ 1	$ 3	$ 3	$ 19	$ 26

The accompanying notes are an integral part of these financial statements.

SA L1 - 24

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)

	ING VP	ING VP	ING VP		ING VP
	Index Plus	Index Plus	Growth	ING VP	MidCap
	MidCap	SmallCap	Opportunities	MagnaCap	Opportunities

Net investment income (loss)
Dividends from mutual funds	$ 1	$ -	$ -	$ 1	$ -
Mortality, expense risk and other charges	2	1	-	1	1

Net investment income (loss)	(1)	(1)	-	-	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	2	1	(4)	(1)	(3)
Net unrealized gain (loss) on investments	58	45	15	21	27

Net realized and unrealized gain (loss)
on investments	60	46	11	20	24

Net increase (decrease) in net assets
resulting from operations	$ 59	$ 45	$ 11	$ 20	$ 23

The accompanying notes are an integral part of these financial statements.

SA L1 - 25

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)
				Janus	Janus
	ING VP	INVESCO		Aspen	Aspen
	SmallCap	VIF - Core	INVESCO	Balanced	Balanced
	Opportunities	Equity	VIF - Utilities	- Institutional	- Service

Net investment income (loss)
Dividends from mutual funds	$ -	$ 18	$ 12	$ 131	$ 21
Mortality, expense risk and other charges	2	14	9	53	10

Net investment income (loss)	(2)	4	3	78	11

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(17)	(34)	(175)	(264)	(7)
Net unrealized gain (loss) on investments	89	330	323	902	130

Net realized and unrealized gain (loss)
on investments	72	296	148	638	123

Net increase (decrease) in net assets
resulting from operations	$ 70	$ 300	$ 151	$ 716	$ 134

The accompanying notes are an integral part of these financial statements.

SA L1 - 26

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)
	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen
	Aspen	Aspen	International	International	Mid Cap
	Growth	Growth SS	Growth	Growth SS	Growth
	- Institutional	- Service	- Institutional	- Service	- Institutional

Net investment income (loss)
Dividends from mutual funds	$ 4	$ -	$ 18	$ 1	$ -
Mortality, expense risk and other charges	36	5	13	1	36

Net investment income (loss)	(32)	(5)	5	-	(36)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(306)	(37)	(186)	(2)	(869)
Net unrealized gain (loss) on investments	1,430	184	639	39	2,092

Net realized and unrealized gain (loss)
on investments	1,124	147	453	37	1,223

Net increase (decrease) in net assets
resulting from operations	$ 1,092	$ 142	$ 458	$ 37	$ 1,187

The accompanying notes are an integral part of these financial statements.

SA L1 - 27

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)
	Janus Aspen	Janus Aspen	Janus Aspen
	Mid Cap	Worldwide	Worldwide	Pioneer	Pioneer
	Growth	Growth	Growth	Mid Cap	Small Cap
	- Service	- Institutional	- Service	Value	Value

Net investment income (loss)
Dividends from mutual funds	$ -	$ 42	$ 4	$ -	$ -
Mortality, expense risk and other charges	2	34	4	1	1

Net investment income (loss)	(2)	8	-	(1)	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(5)	(96)	(8)	(1)	(5)
Net unrealized gain (loss) on investments	77	910	110	50	56

Net realized and unrealized gain (loss)
on investments	72	814	102	49	51

Net increase (decrease) in net assets
resulting from operations	$ 70	$ 822	$ 102	$ 48	$ 50

The accompanying notes are an integral part of these financial statements.

SA L1 - 28

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Operations
For the year ended December 31, 2003
(Dollars in thousands)

	Putnam VT	Putnam VT	Putnam VT
	Growth and	New	Small Cap	Putnam VT
	Income	Opportunities	Value	Voyager

Net investment income (loss)
Dividends from mutual funds	$ 3	$ -	$ 3	$ 1
Mortality, expense risk and other charges	2	1	9	2

Net investment income (loss)	1	(1)	(6)	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(2)	(1)	2	(3)
Net unrealized gain (loss) on investments	67	26	406	49

Net realized and unrealized gain (loss)
on investments	65	25	408	46

Net increase (decrease) in net assets
resulting from operations	$ 66	$ 24	$ 402	$ 45

The accompanying notes are an integral part of these financial statements.

SA L1 - 29
SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)

		Alger	Alger	Alger
	Alger	American	American	American
	American	Leveraged	MidCap	Small
	Growth	AllCap	Growth	Capitalization
Net assets at January 1, 2002	$ 5,212	$ 3,600	$ 3,736	$ 1,765
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(72)	(74)	(48)	(30)
Net realized gain (loss) on investments	(697)	(243)	(1,101)	(410)
Net unrealized appreciation (depreciation) of investments	(1,075)	(1,037)	(116)	(47)
Net increase (decrease) in net assets from operations	(1,844)	(1,354)	(1,265)	(487)
Changes from principal transactions:
Net premiums	1,451	1,021	933	549
Cost of insurance and administrative charges	(875)	(547)	(618)	(260)
Benefit payments	-	-	-	-
Surrenders	(220)	(175)	(194)	(73)
Net transfers among Divisions (including the GID), net	(191)	55	344	(110)
Other	4	2	4	-
Increase (decrease) in net assets derived from principal
transactions	169	356	469	106
Total increase (decrease)	(1,675)	(998)	(796)	(381)
Net assets at December 31, 2002	3,537	2,602	2,940	1,384

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(39)	(28)	(32)	(15)
Net realized gain (loss) on investments	(377)	(248)	(397)	(500)
Net unrealized appreciation (depreciation) of investments	1,701	1,157	1,782	1,113
Net increase (decrease) in net assets from operations	1,285	881	1,353	598
Changes from principal transactions:
Net premiums	1,146	929	870	536
Cost of insurance and administrative charges	(667)	(453)	(466)	(248)
Benefit payments	(77)	(11)	(1)	(3)
Surrenders	(225)	(157)	(278)	(85)
Net transfers among Divisions (including the GID), net	355	32	49	(4)
Other	-	1	5	-
Increase (decrease) in net assets derived from principal
transactions	532	341	179	196
Total increase (decrease)	1,817	1,222	1,532	794
Net assets at December 31, 2003	$ 5,354	$ 3,824	$ 4,472	$ 2,178

The accompanying notes are an integral part of these financial statements.

SA L1 - 30

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)

				Fidelity® VIP
	American	American	American	Asset
	Funds	Funds	Funds	ManagerSM
	Growth	Growth-Income	International	- Initial Class
Net assets at January 1, 2002	$ -	$ -	$ -	$ 879
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	-	24
Net realized gain (loss) on investments	-	-	-	(91)
Net unrealized appreciation (depreciation) of investments	-	-	-	(14)
Net increase (decrease) in net assets from operations	-	-	-	(81)
Changes from principal transactions:
Net premiums	-	-	-	147
Cost of insurance and administrative charges	-	-	-	(97)
Benefit payments	-	-	-	-
Surrenders	-	-	-	(83)
Net transfers among Divisions (including the GID), net	-	-	-	(124)
Other	-	-	-	1
Increase (decrease) in net assets derived from principal
transactions	-	-	-	(156)
Total increase (decrease)	-	-	-	(237)
Net assets at December 31, 2002	-	-	-	642

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	1	1	18
Net realized gain (loss) on investments	-	-	-	(13)
Net unrealized appreciation (depreciation) of investments	16	16	8	111
Net increase (decrease) in net assets from operations	16	17	9	116
Changes from principal transactions:
Net premiums	14	12	7	118
Cost of insurance and administrative charges	(5)	(3)	(2)	(82)
Benefit payments	-	-	-	-
Surrenders	-	-	-	(15)
Net transfers among Divisions (including the GID), net	223	122	77	3
Other	-	-	-	(6)
Increase (decrease) in net assets derived from principal
transactions	232	131	82	18
Total increase (decrease)	248	148	91	134
Net assets at December 31, 2003	$ 248	$ 148	$ 91	$ 776

The accompanying notes are an integral part of these financial statements.

SA L1 - 31

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)

	Fidelity® VIP			Fidelity® VIP
	Asset	Fidelity® VIP	Fidelity® VIP	Equity-
	ManagerSM	Contrafund®	Contrafund®	Income
	- Service Class	- Initial Class	- Service Class	- Initial Class
Net assets at January 1, 2002	$ 26	$ 6,234	$ 209	$ 3,262
Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(71)	(1)	77
Net realized gain (loss) on investments	(1)	(20)	(6)	(60)
Net unrealized appreciation (depreciation) of investments	(7)	(594)	(35)	(619)
Net increase (decrease) in net assets from operations	(7)	(685)	(42)	(602)
Changes from principal transactions:
Net premiums	70	1,447	278	589
Cost of insurance and administrative charges	(12)	(862)	(50)	(370)
Benefit payments	-	-	-	-
Surrenders	-	(429)	(8)	(70)
Net transfers among Divisions (including the GID), net	22	(255)	29	(109)
Other	-	(1)	(1)	-
Increase (decrease) in net assets derived from principal
transactions	80	(100)	248	40
Total increase (decrease)	73	(785)	206	(562)
Net assets at December 31, 2002	99	5,449	415	2,700

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3	(27)	(3)	26
Net realized gain (loss) on investments	122	(89)	(1)	(107)
Net unrealized appreciation (depreciation) of investments	17	1,599	158	864
Net increase (decrease) in net assets from operations	142	1,483	154	783
Changes from principal transactions:
Net premiums	33	1,186	260	534
Cost of insurance and administrative charges	(11)	(761)	(83)	(326)
Benefit payments	-	(5)	-	(1)
Surrenders	(2)	(333)	(27)	(166)
Net transfers among Divisions (including the GID), net	-	(118)	133	(107)
Other	(117)	2	-	-
Increase (decrease) in net assets derived from principal
transactions	(97)	(29)	283	(66)
Total increase (decrease)	45	1,454	437	717
Net assets at December 31, 2003	$ 144	$ 6,903	$ 852	$ 3,417

The accompanying notes are an integral part of these financial statements.

SA L1 - 32

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)

	Fidelity® VIP
	Equity-	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Income	Growth	Growth	High Income
	- Service Class	- Initial Class	- Service Class	- Initial Class
Net assets at January 1, 2002	$ 151	$ 4,289	$ 511	$ 834
Increase (decrease) in net assets
Operations:
Net investment income (loss)	4	(51)	(3)	72
Net realized gain (loss) on investments	(6)	(456)	(30)	(130)
Net unrealized appreciation (depreciation) of investments	(58)	(834)	(135)	67
Net increase (decrease) in net assets from operations	(60)	(1,341)	(168)	9
Changes from principal transactions:
Net premiums	204	1,040	177	188
Cost of insurance and administrative charges	(39)	(756)	(134)	(107)
Benefit payments	-	-	-	-
Surrenders	(8)	(226)	(65)	(43)
Net transfers among Divisions (including the GID), net	109	(216)	49	(48)
Other	2	4	5	-
Increase (decrease) in net assets derived from principal
transactions	268	(154)	32	(10)
Total increase (decrease)	208	(1,495)	(136)	(1)
Net assets at December 31, 2002	359	2,794	375	833

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3	(21)	(2)	61
Net realized gain (loss) on investments	(15)	(432)	(44)	(62)
Net unrealized appreciation (depreciation) of investments	141	1,235	143	239
Net increase (decrease) in net assets from operations	129	782	97	238
Changes from principal transactions:
Net premiums	201	777	167	164
Cost of insurance and administrative charges	(57)	(523)	(60)	(113)
Benefit payments	-	(1)	-	-
Surrenders	(11)	(208)	(150)	(16)
Net transfers among Divisions (including the GID), net	26	9	79	97
Other	(2)	121	9	1
Increase (decrease) in net assets derived from principal
transactions	157	175	45	133
Total increase (decrease)	286	957	142	371
Net assets at December 31, 2003	$ 645	$ 3,751	$ 517	$ 1,204

The accompanying notes are an integral part of these financial statements.

SA L1 - 33

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)

	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP
	High Income	Fidelity® VIP	Investment	Money
	- Service Class	Index 500	Grade Bond	Market
Net assets at January 1, 2002	$ 20	$ 8,996	$ 1,419	$ 2,133
Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	(9)	39	28
Net realized gain (loss) on investments	(2)	(422)	42	-
Net unrealized appreciation (depreciation) of investments	2	(1,832)	121	-
Net increase (decrease) in net assets from operations	2	(2,263)	202	28
Changes from principal transactions:
Net premiums	32	2,376	565	987
Cost of insurance and administrative charges	(8)	(1,428)	(227)	(388)
Benefit payments	-	-	-	(132)
Surrenders	-	(320)	(32)	(215)
Net transfers among Divisions (including the GID), net	26	331	870	711
Other	1	5	-	(1)
Increase (decrease) in net assets derived from principal
transactions	51	964	1,176	962
Total increase (decrease)	53	(1,299)	1,378	990
Net assets at December 31, 2002	73	7,697	2,797	3,123

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	41	126	3
Net realized gain (loss) on investments	-	(281)	66	-
Net unrealized appreciation (depreciation) of investments	25	2,602	(69)	(1)
Net increase (decrease) in net assets from operations	30	2,362	123	2
Changes from principal transactions:
Net premiums	80	2,825	619	743
Cost of insurance and administrative charges	(16)	(1,234)	(305)	(393)
Benefit payments	-	(1)	-	(62)
Surrenders	(3)	(484)	(74)	(425)
Net transfers among Divisions (including the GID), net	32	98	(322)	(266)
Other	-	(24)	2	-
Increase (decrease) in net assets derived from principal
transactions	93	1,180	(80)	(403)
Total increase (decrease)	123	3,542	43	(401)
Net assets at December 31, 2003	$ 196	$ 11,239	$ 2,840	$ 2,722

The accompanying notes are an integral part of these financial statements.

SA L1 - 34

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)

	Fidelity® VIP	Fidelity® VIP
	Overseas	Overseas	ING VP	ING Hard
	- Initial Class	- Service Class	Bond	Assets
Net assets at January 1, 2002	$ 464	$ 3	$ -	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3)	-	8	-
Net realized gain (loss) on investments	(67)	-	3	-
Net unrealized appreciation (depreciation) of investments	(24)	(11)	(4)	-
Net increase (decrease) in net assets from operations	(94)	(11)	7	-
Changes from principal transactions:
Net premiums	101	57	22	-
Cost of insurance and administrative charges	(53)	(8)	(14)	-
Benefit payments	-	-	-	-
Surrenders	(11)	-	-	-
Net transfers among Divisions (including the GID), net	(10)	35	299	-
Other	(2)	-	-	-
Increase (decrease) in net assets derived from principal
transactions	25	84	307	-
Total increase (decrease)	(69)	73	314	-
Net assets at December 31, 2002	395	76	314	-

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	3	-
Net realized gain (loss) on investments	(75)	-	1	-
Net unrealized appreciation (depreciation) of investments	252	57	8	6
Net increase (decrease) in net assets from operations	177	57	12	6
Changes from principal transactions:
Net premiums	95	69	98	13
Cost of insurance and administrative charges	(52)	(15)	(37)	(1)
Benefit payments	-	-	-	-
Surrenders	(27)	(5)	(44)	-
Net transfers among Divisions (including the GID), net	50	64	(147)	27
Other	(1)	-	(1)	1
Increase (decrease) in net assets derived from principal
transactions	65	113	(131)	40
Total increase (decrease)	242	170	(119)	46
Net assets at December 31, 2003	$ 637	$ 246	$ 195	$ 46
The accompanying notes are an integral part of these financial statements.

SA L1 - 35

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)

	ING Limited			ING MFS
	Maturity	ING Liquid	ING Marisco	Mid Cap
	Bond	Asset	Growth	Growth
Net assets at January 1, 2002	$ -	$ 482	$ -	$ 298
Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	2	-	(3)
Net realized gain (loss) on investments	-	-	-	(24)
Net unrealized appreciation (depreciation) of investments	(1)	-	-	(158)
Net increase (decrease) in net assets from operations	1	2	-	(185)
Changes from principal transactions:
Net premiums	9	4,421	-	183
Cost of insurance and administrative charges	(4)	(177)	-	(52)
Benefit payments	-	-	-	-
Surrenders	-	(41)	-	(4)
Net transfers among Divisions (including the GID), net	72	(3,099)	-	53
Other	2	3	-	1
Increase (decrease) in net assets derived from principal
transactions	79	1,107	-	181
Total increase (decrease)	80	1,109	-	(4)
Net assets at December 31, 2002	80	1,591	-	294

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(5)	-	(3)
Net realized gain (loss) on investments	-	-	-	(102)
Net unrealized appreciation (depreciation) of investments	1	-	4	215
Net increase (decrease) in net assets from operations	2	(5)	4	110
Changes from principal transactions:
Net premiums	60	2,966	2	157
Cost of insurance and administrative charges	(20)	(235)	(1)	(54)
Benefit payments	-	(69)	-	-
Surrenders	(8)	(33)	-	(32)
Net transfers among Divisions (including the GID), net	193	(2,157)	54	(6)
Other	1	1	-	(1)
Increase (decrease) in net assets derived from principal
transactions	226	473	55	64
Total increase (decrease)	228	468	59	174
Net assets at December 31, 2003	$ 308	$ 2,059	$ 59	$ 468

The accompanying notes are an integral part of these financial statements.

SA L1 - 36

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)
				ING T. Rowe
		ING MFS	ING Salomon	Price
	ING MFS	Total	Brothers	Capital
	Research	Return	Investors	Appreciation
Net assets at January 1, 2002	$ 51	$ 192	$ -	$ 353
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	7	-	18
Net realized gain (loss) on investments	(1)	(2)	-	1
Net unrealized appreciation (depreciation) of investments	(15)	(22)	-	(34)
Net increase (decrease) in net assets from operations	(16)	(17)	-	(15)
Changes from principal transactions:
Net premiums	20	165	-	247
Cost of insurance and administrative charges	(9)	(49)	-	(86)
Benefit payments	-	-	-	-
Surrenders	-	(7)	-	(8)
Net transfers among Divisions (including the GID), net	10	150	-	471
Other	-	-	-	-
Increase (decrease) in net assets derived from principal
transactions	21	259	-	624
Total increase (decrease)	5	242	-	609
Net assets at December 31, 2002	56	434	-	962

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(1)	-	(2)
Net realized gain (loss) on investments	(8)	(7)	-	(2)
Net unrealized appreciation (depreciation) of investments	22	105	1	294
Net increase (decrease) in net assets from operations	13	97	1	290
Changes from principal transactions:
Net premiums	30	222	4	407
Cost of insurance and administrative charges	(9)	(78)	(1)	(135)
Benefit payments	-	(3)	-	-
Surrenders	(2)	(20)	-	(11)
Net transfers among Divisions (including the GID), net	10	206	9	146
Other	(1)	-	-	(1)
Increase (decrease) in net assets derived from principal
transactions	28	327	12	406
Total increase (decrease)	41	424	13	696
Net assets at December 31, 2003	$ 97	$ 858	$ 13	$ 1,658

The accompanying notes are an integral part of these financial statements.

SA L1 - 37

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)
	ING T. Rowe		ING JP
	Price	ING Van	Morgan
	Equity	Kampen	Mid Cap	ING PIMCO
	Income	Real Estate	Value	Total Return
Net assets at January 1, 2002	$ -	$ -	$ -	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	-	-
Net realized gain (loss) on investments	-	-	-	-
Net unrealized appreciation (depreciation) of investments	-	-	-	-
Net increase (decrease) in net assets from operations	-	-	-	-
Changes from principal transactions:
Net premiums	-	-	-	-
Cost of insurance and administrative charges	-	-	-	-
Benefit payments	-	-	-	-
Surrenders	-	-	-	-
Net transfers among Divisions (including the GID), net	-	-	-	-
Other	-	-	-	-
Increase (decrease) in net assets derived from principal
transactions	-	-	-	-
Total increase (decrease)	-	-	-	-
Net assets at December 31, 2002	-	-	-	-

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	1	-	2
Net realized gain (loss) on investments	-	3	-	-
Net unrealized appreciation (depreciation) of investments	5	7	2	(1)
Net increase (decrease) in net assets from operations	5	11	2	1
Changes from principal transactions:
Net premiums	10	35	5	4
Cost of insurance and administrative charges	(3)	(3)	(1)	(1)
Benefit payments	-	-	-	-
Surrenders	-	(1)	-	-
Net transfers among Divisions (including the GID), net	34	59	12	74
Other	1	1	-	(1)
Increase (decrease) in net assets derived from principal
transactions	42	91	16	76
Total increase (decrease)	47	102	18	77
Net assets at December 31, 2003	$ 47	$ 102	$ 18	$ 77

The accompanying notes are an integral part of these financial statements.

SA L1 - 38

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)
	ING Salomon	ING UBS
	Brothers	Tactical	ING Van	ING VP
	Aggressive	Asset	Kampen	Index Plus
	Growth	Allocation	Comstock	LargeCap
Net assets at January 1, 2002	$ -	$ -	$ -	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	-	-
Net realized gain (loss) on investments	-	-	-	-
Net unrealized appreciation (depreciation) of investments	-	-	-	-
Net increase (decrease) in net assets from operations	-	-	-	-
Changes from principal transactions:
Net premiums	-	-	4	2
Cost of insurance and administrative charges	-	-	(1)	-
Benefit payments	-	-	-	-
Surrenders	-	-	-	-
Net transfers among Divisions (including the GID), net	-	1	11	7
Other	-	-	-	(1)
Increase (decrease) in net assets derived from principal
transactions	-	1	14	8
Total increase (decrease)	-	1	14	8
Net assets at December 31, 2002	-	1	14	8

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	3	1
Net realized gain (loss) on investments	-	-	-	5
Net unrealized appreciation (depreciation) of investments	3	3	16	20
Net increase (decrease) in net assets from operations	3	3	19	26
Changes from principal transactions:
Net premiums	1	10	20	59
Cost of insurance and administrative charges	(1)	(3)	(6)	(22)
Benefit payments	-	-	-	-
Surrenders	-	(1)	(2)	-
Net transfers among Divisions (including the GID), net	30	21	103	146
Other	-	1	-	(1)
Increase (decrease) in net assets derived from principal
transactions	30	28	115	182
Total increase (decrease)	33	31	134	208
Net assets at December 31, 2003	$ 33	$ 32	$ 148	$ 216

The accompanying notes are an integral part of these financial statements.

SA L1 - 39

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)

	ING VP	ING VP	ING VP
	Index Plus	Index Plus	Growth	ING VP
	MidCap	SmallCap	Opportunities	MagnaCap
Net assets at January 1, 2002	$ -	$ -	$ 41	$ 13
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	-	-	-
Net realized gain (loss) on investments	(3)	-	(8)	(2)
Net unrealized appreciation (depreciation) of investments	(1)	(1)	(12)	(8)
Net increase (decrease) in net assets from operations	(4)	(1)	(20)	(10)
Changes from principal transactions:
Net premiums	19	9	23	42
Cost of insurance and administrative charges	(4)	(2)	(14)	(6)
Benefit payments	-	-	-	-
Surrenders	-	-	-	-
Net transfers among Divisions (including the GID), net	112	68	11	9
Other	(2)	-	3	-
Increase (decrease) in net assets derived from principal
transactions	125	75	23	45
Total increase (decrease)	121	74	3	35
Net assets at December 31, 2002	121	74	44	48

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(1)	-	-
Net realized gain (loss) on investments	2	1	(4)	(1)
Net unrealized appreciation (depreciation) of investments	58	45	15	21
Net increase (decrease) in net assets from operations	59	45	11	20
Changes from principal transactions:
Net premiums	89	74	17	34
Cost of insurance and administrative charges	(29)	(19)	(5)	(8)
Benefit payments	-	-	-	-
Surrenders	(16)	-	(30)	(3)
Net transfers among Divisions (including the GID), net	95	62	11	3
Other	1	1	(1)	(1)
Increase (decrease) in net assets derived from principal
transactions	140	118	(8)	25
Total increase (decrease)	199	163	3	45
Net assets at December 31, 2003	$ 320	$ 237	$ 47	$ 93

The accompanying notes are an integral part of these financial statements.

SA L1 - 40

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)

	ING VP	ING VP	INVESCO
	MidCap	SmallCap	VIF - Core	INVESCO
	Opportunities	Opportunities	Equity	VIF - Utilities
Net assets at January 1, 2002	$ 8	$ 108	$ 1,560	$ 1,108
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(1)	(4)	(7)
Net realized gain (loss) on investments	(1)	(24)	(17)	(213)
Net unrealized appreciation (depreciation) of investments	(6)	(33)	(311)	(36)
Net increase (decrease) in net assets from operations	(7)	(58)	(332)	(256)
Changes from principal transactions:
Net premiums	31	92	350	319
Cost of insurance and administrative charges	(8)	(20)	(172)	(148)
Benefit payments	-	-	-	-
Surrenders	-	(2)	(62)	(37)
Net transfers among Divisions (including the GID), net	7	24	13	(47)
Other	1	-	1	-
Increase (decrease) in net assets derived from principal
transactions	31	94	130	87
Total increase (decrease)	24	36	(202)	(169)
Net assets at December 31, 2002	32	144	1,358	939

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(2)	4	3
Net realized gain (loss) on investments	(3)	(17)	(34)	(175)
Net unrealized appreciation (depreciation) of investments	27	89	330	323
Net increase (decrease) in net assets from operations	23	70	300	151
Changes from principal transactions:
Net premiums	56	99	335	272
Cost of insurance and administrative charges	(17)	(29)	(169)	(129)
Benefit payments	-	-	-	(2)
Surrenders	(2)	(4)	(47)	(32)
Net transfers among Divisions (including the GID), net	44	71	(75)	(60)
Other	1	-	-	-
Increase (decrease) in net assets derived from principal
transactions	82	137	44	49
Total increase (decrease)	105	207	344	200
Net assets at December 31, 2003	$ 137	$ 351	$ 1,702	$ 1,139

The accompanying notes are an integral part of these financial statements.

SA L1 - 41

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)
	Janus	Janus	Janus	Janus
	Aspen	Aspen	Aspen	Aspen
	Balanced	Balanced	Growth	Growth
	- Institutional	- Service	- Institutional	- Service
Net assets at January 1, 2002	$ 7,205	$ 352	$ 5,053	$ 669
Increase (decrease) in net assets
Operations:
Net investment income (loss)	24	10	(85)	(5)
Net realized gain (loss) on investments	(263)	(5)	(332)	(47)
Net unrealized appreciation (depreciation) of investments	(371)	(77)	(964)	(162)
Net increase (decrease) in net assets from operations	(610)	(72)	(1,381)	(214)
Changes from principal transactions:
Net premiums	1,195	587	1,289	290
Cost of insurance and administrative charges	(853)	(92)	(872)	(146)
Benefit payments	-	-	-	-
Surrenders	(736)	(9)	(166)	(65)
Net transfers among Divisions (including the GID), net	(285)	207	(344)	9
Other	1	5	4	-
Increase (decrease) in net assets derived from principal
transactions	(678)	698	(89)	88
Total increase (decrease)	(1,288)	626	(1,470)	(126)
Net assets at December 31, 2002	5,917	978	3,583	543

Increase (decrease) in net assets
Operations:
Net investment income (loss)	78	11	(32)	(5)
Net realized gain (loss) on investments	(264)	(7)	(306)	(37)
Net unrealized appreciation (depreciation) of investments	902	130	1,430	184
Net increase (decrease) in net assets from operations	716	134	1,092	142
Changes from principal transactions:
Net premiums	949	383	1,028	195
Cost of insurance and administrative charges	(705)	(112)	(628)	(59)
Benefit payments	(5)	(2)	(1)	-
Surrenders	(497)	(29)	(292)	(171)
Net transfers among Divisions (including the GID), net	(84)	(100)	(153)	22
Other	2	(1)	-	5
Increase (decrease) in net assets derived from principal
transactions	(340)	139	(46)	(8)
Total increase (decrease)	376	273	1,046	134
Net assets at December 31, 2003	$ 6,293	$ 1,251	$ 4,629	$ 677

The accompanying notes are an integral part of these financial statements.

SA L1 - 42

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)
	Janus Aspen	Janus Aspen	Janus Aspen	Janus Aspen
	International	International	Mid Cap	Mid Cap
	Growth	Growth	Growth	Growth
	- Institutional	- Service	- Institutional	- Service
Net assets at January 1, 2002	$ 2,372	$ 23	$ 4,795	$ 86
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(24)	-	(119)	(1)
Net realized gain (loss) on investments	(226)	(1)	(1,684)	(3)
Net unrealized appreciation (depreciation) of investments	(305)	(13)	350	(37)
Net increase (decrease) in net assets from operations	(555)	(14)	(1,453)	(41)
Changes from principal transactions:
Net premiums	416	50	1,327	92
Cost of insurance and administrative charges	(264)	(12)	(766)	(29)
Benefit payments	-	-	-	-
Surrenders	(82)	(1)	(175)	(3)
Net transfers among Divisions (including the GID), net	(520)	20	(227)	69
Other	-	-	6	(1)
Increase (decrease) in net assets derived from principal
transactions	(450)	57	165	128
Total increase (decrease)	(1,005)	43	(1,288)	87
Net assets at December 31, 2002	1,367	66	3,507	173

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	-	(36)	(2)
Net realized gain (loss) on investments	(186)	(2)	(869)	(5)
Net unrealized appreciation (depreciation) of investments	639	39	2,092	77
Net increase (decrease) in net assets from operations	458	37	1,187	70
Changes from principal transactions:
Net premiums	279	63	971	118
Cost of insurance and administrative charges	(201)	(18)	(603)	(36)
Benefit payments	-	-	-	-
Surrenders	(59)	(2)	(184)	(3)
Net transfers among Divisions (including the GID), net	(77)	11	(95)	(1)
Other	-	-	-	1
Increase (decrease) in net assets derived from principal
transactions	(58)	54	89	79
Total increase (decrease)	400	91	1,276	149
Net assets at December 31, 2003	$ 1,767	$ 157	$ 4,783	$ 322

The accompanying notes are an integral part of these financial statements.

SA L1 - 43

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)
	Janus Aspen	Janus Aspen
	Worldwide	Worldwide	Pioneer	Pioneer
	Growth	Growth	Mid Cap	Small Cap
	- Institutional	- Service	Value	Value
Net assets at January 1, 2002	$ 5,212	$ 137	$ -	$ -
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(68)	-	1	-
Net realized gain (loss) on investments	(134)	(12)	-	(1)
Net unrealized appreciation (depreciation) of investments	(1,165)	(60)	(5)	(3)
Net increase (decrease) in net assets from operations	(1,367)	(72)	(4)	(4)
Changes from principal transactions:
Net premiums	1,055	250	23	9
Cost of insurance and administrative charges	(559)	(33)	(2)	(2)
Benefit payments	-	-	-	-
Surrenders	(228)	(2)	-	-
Net transfers among Divisions (including the GID), net	(620)	45	46	112
Other	2	(2)	(1)	(2)
Increase (decrease) in net assets derived from principal
transactions	(350)	258	66	117
Total increase (decrease)	(1,717)	186	62	113
Net assets at December 31, 2002	3,495	323	62	113

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	-	(1)	(1)
Net realized gain (loss) on investments	(96)	(8)	(1)	(5)
Net unrealized appreciation (depreciation) of investments	910	110	50	56
Net increase (decrease) in net assets from operations	822	102	48	50
Changes from principal transactions:
Net premiums	855	199	70	70
Cost of insurance and administrative charges	(464)	(54)	(13)	(12)
Benefit payments	-	-	-	-
Surrenders	(160)	(13)	(1)	(1)
Net transfers among Divisions (including the GID), net	(172)	22	63	46
Other	-	(1)	-	-
Increase (decrease) in net assets derived from principal
transactions	59	153	119	103
Total increase (decrease)	881	255	167	153
Net assets at December 31, 2003	$ 4,376	$ 578	$ 229	$ 266

The accompanying notes are an integral part of these financial statements.

SA L1 - 44

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Statements of Changes in Net Assets
For the years ended December 31, 2003 and 2002
(Dollars in thousands)

	Putnam VT	Putnam VT	Putnam VT
	Growth and	New	Small Cap	Putnam VT
	Income	Opportunities	Value	Voyager
Net assets at January 1, 2002	$ 87	$ 62	$ 331	$ 67
Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(1)	2	(1)
Net realized gain (loss) on investments	(9)	(40)	(5)	(2)
Net unrealized appreciation (depreciation) of investments	(18)	3	(164)	(36)
Net increase (decrease) in net assets from operations	(27)	(38)	(167)	(39)
Changes from principal transactions:
Net premiums	82	29	236	65
Cost of insurance and administrative charges	(16)	(11)	(90)	(17)
Benefit payments	-	-	-	-
Surrenders	(1)	(1)	(11)	(1)
Net transfers among Divisions (including the GID), net	18	17	364	72
Other	-	(1)	4	(1)
Increase (decrease) in net assets derived from principal
transactions	83	33	503	118
Total increase (decrease)	56	(5)	336	79
Net assets at December 31, 2002	143	57	667	146

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(1)	(6)	(1)
Net realized gain (loss) on investments	(2)	(1)	2	(3)
Net unrealized appreciation (depreciation) of investments	67	26	406	49
Net increase (decrease) in net assets from operations	66	24	402	45
Changes from principal transactions:
Net premiums	111	37	248	86
Cost of insurance and administrative charges	(33)	(10)	(106)	(28)
Benefit payments	-	-	-	-
Surrenders	(3)	(2)	(8)	(5)
Net transfers among Divisions (including the GID), net	125	15	165	33
Other	-	(1)	-	1
Increase (decrease) in net assets derived from principal
transactions	200	39	299	87
Total increase (decrease)	266	63	701	132
Net assets at December 31, 2003	$ 409	$ 120	$ 1,368	$ 278

The accompanying notes are an integral part of these financial statements.

SA L1 - 45
SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements
1. Organization

The Southland Separate Account L1 (the "Account") was established by resolution of the Board of directors of Southland Life Insurance Company ("Southland Life" or "the Company") on February 25, 1994. The Account supports the operations of the Future Dimensions Variable Universal Life, Survivor Dimensions Variable Universal Life and Market Dimensions Variable Universal Life policies ("Variable Universal Life Policies" or collectively, "Policies") offered by the Company. The Company is a wholly owned subsidiary of ING America Insurance Holdings, Inc. ("ING AIH"), an insurance holding company domiciled in the State of Delaware. ING AIH is a wholly owned subsidiary of ING Groep, N.V., a global financial services holding company based in The Netherlands.

The Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. Market Dimensions Variable Universal Life Policies became effective in 2001 and are defined as Class B Policies due to their mortality and expense charge structure. Future Dimensions Variable Universal Life and Survivor Dimensions Variable Universal Life Policies are defined as Class A Policies. The Variable Universal Life Policies allow the Policyholders to specify the allocation of their net premiums to the various funds. They can also transfer their account values among the funds. The Variable Universal Life Policies also provide the Policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Account ("GIA") in the Company's general account. The GIA guarantees a rate of interest to the Policyholder, and it is not variable in nature. Therefore, it is not included in the Account financial statements. The Account may be used to support other variable life policies as they are offered by the Company. The assets of the Account are the property of the Company. However, the portion of the Account's assets attributable to the Policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of December 31, 2003, the Account consisted of 64 investment divisions (the "Divisions") available to the Policyholders, 40 of which invest in independently managed mutual funds and 24 of which invest in mutual funds advised by an affiliate, either Directed Services, Inc., ING Investments, LLC, or ING Life Insurance and Annuity Company. The assets in each Division are invested in shares of a designated fund ("Fund") of various investment trusts (collectively, the "Trusts"). Investment Divisions at December 31, 2003 and related Trusts are as follows:

The Alger American Fund: Alger American Growth Portfolio - Class O Alger American Leveraged AllCap Portfolio - Class O Alger American MidCap Growth Portfolio - Class O	Alger American Small Capitalization Portfolio - Class O American Funds Insurance Series: American Funds Growth Fund - Class 2** American Funds Growth-Income Fund - Class 2**

SA L1 - 46

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

American Funds Insurance Series (continued):
  American Funds International Fund - Class 2**
Fidelity® Variable Insurance Products Fund:
  Fidelity® VIP Asset ManagerSM Portfolio - Initial Class
  Fidelity® VIP Asset ManagerSM Portfolio - Service Class
  Fidelity® VIP Contrafund® Portfolio - Initial Class
  Fidelity® VIP Contrafund® Portfolio - Service Class
  Fidelity® VIP Equity-Income Portfolio - Initial Class
  Fidelity® VIP Equity-Income Portfolio - Service Class
  Fidelity® VIP Growth Portfolio - Initial Class
  Fidelity® VIP Growth Portfolio - Service Class
  Fidelity® VIP High Income Portfolio - Initial Class
  Fidelity® VIP High Income Portfolio - Service Class
  Fidelity® VIP Index 500 Portfolio - Initial Class
  Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
  Fidelity® VIP Money Market Portfolio - Initial Class
  Fidelity® VIP Overseas Portfolio - Initial Class
  Fidelity® VIP Overseas Portfolio - Service Class
ING Income Shares:
  ING VP Bond Portfolio - Class R*
ING Investors Trust:
  ING Hard Assets Portfolio - Institutional Class**
  ING Limited Maturity Bond Portfolio - Service Class*
  ING Liquid Asset Portfolio - Service Class
  ING Marsico Growth Portfolio - Institutional Class**
  ING MFS Mid Cap Growth Portfolio - Institutional Class
  ING MFS Research Portfolio - Institutional Class

  ING MFS Total Return Portfolio - Institutional Class
  ING Salomon Brothers Investors Portfolio - Institutional Class**
  ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class
  ING T. Rowe Price Equity Income Portfolio - Institutional Class**
  ING Van Kampen Real Estate Portfolio - Institutional Class**
ING Partners, Inc.:
  ING JP Morgan Mid Cap Value Portfolio - Initial Class **
  ING PIMCO Total Return Portfolio - Initial Class **
  ING Salomon Brothers Aggressive Growth Portfolio - Initial Class **
  ING UBS Tactical Asset Allocation Portfolio - Initial Class*
  ING Van Kampen Comstock Portfolio - Initial Class*
ING Variable Portfolios, Inc.:
  ING VP Index Plus LargeCap Portfolio - Class R *
  ING VP Index Plus MidCap Portfolio - Class R *
  ING VP Index Plus SmallCap Portfolio - Class R *
ING Variable Products Trust:
  ING VP Growth Opportunities Portfolio - Class R
  ING VP MagnaCap Portfolio - Class R
  ING VP MidCap Opportunities Portfolio - Class R
  ING VP SmallCap Opportunities Portfolio - Class R
INVESCO Variable Investment Funds, Inc.:
  INVESCO VIF - Core Equity Fund
  INVESCO VIF - Utilities Fund
Janus Aspen Series:
  Janus Aspen Balanced Portfolio - Institutional
  Janus Aspen Balanced Portfolio - Service
  Janus Aspen Growth Portfolio - Institutional
  Janus Aspen Growth Portfolio - Service
  Janus Aspen International Growth Portfolio - Institutional

SA L1 - 47

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

Janus Aspen Series (continued):
  Janus Aspen International Growth Portfolio - Service
  Janus Aspen Mid Cap Growth Portfolio - Institutional
  Janus Aspen Mid Cap Growth Portfolio - Service
  Janus Aspen Worldwide Growth Portfolio - Institutional
  Janus Aspen Worldwide Growth Portfolio - Service
Pioneer Variable Contracts Trust:
  Pioneer Mid Cap Value VCT Portfolio - Class I*

  Pioneer Small Cap Value VCT Portfolio - Class I*
Putnam Variable Trust:
  Putnam VT Growth and Income Fund - Class IB
  Putnam VT New Opportunities Fund - Class IB
  Putnam VT Small Cap Value Fund - Class IB
  Putnam VT Voyager Fund - Class IB

*    Division added in 2002
**  Division added in 2003

All Contracts in the Account are currently in the accumulation period.

The names of certain Divisions were changed during 2003. The following is a summary of current and former names for those Divisions:

Current Name	Former Name

Fidelity® Variable Insurance Products Fund:	Fidelity® Variable Insurance Products Fund II:
Fidelity® VIP Asset ManagerSM - Initial Class	Fidelity® VIP II Asset ManagerSM - Initial Class
Fidelity® VIP Asset ManagerSM - Service Class	Fidelity® VIP II Asset ManagerSM - Service Class
Fidelity® VIP Contrafund® - Initial Class	Fidelity® VIP II Contrafund® - Initial Class
Fidelity® VIP Contrafund® - Service Class	Fidelity® VIP II Contrafund® - Service Class
Fidelity® VIP Index 500	Fidelity® VIP II Index 500
Fidelity® VIP Investment Grade Bond	Fidelity® VIP II Investment Grade Bond
ING Investors Trust:	The GCG Trust:
ING Limited Maturity Bond	GCG Trust Limited Maturity Bond
ING Liquid Assets	GCG Trust Liquid Asset
ING MFS Mid Cap Growth	GCG Trust Mid Cap Growth
ING MFS Research	GCG Trust Research
ING MFS Total Return	GCG Trust Total Return
ING T. Rowe Price Capital Appreciation	GCG Trust Fully Managed
Janus Aspen Series:	Janus Aspen Series:
Janus Aspen Mid Cap Growth - Institutional	Janus Aspen Aggressive Growth - Institutional
Janus Aspen Mid Cap Growth - Service	Janus Aspen Aggressive Growth - Service

SA L1 - 48

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements
2. Significant Accounting Policies
The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Fund and are recorded at fair value, determined by the net asset value per share of the respective Fund. The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from investment transactions are reported using the first-in, first-out method of accounting for cost. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of Southland Life, which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Policyholders are excluded in the determination of the federal income tax liability of Southland Life.

Policyholder Reserves

Policyholder reserves are presented as net assets on the Statement of Assets and Liabilities and are equal to the aggregate account values of the Policyholders invested in the Account Divisions. To the extent that benefits to be paid to the Policyholders exceed their account values, Southland Life will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to Southland Life.

SA L1 - 49

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements
Policy Loans

The Variable Universal Life Policies allow the Policyholders to borrow against their Policies by using them as collateral for a loan. At the time of borrowing against the Policies, an amount equal to the loan amount is transferred from the Account to a loan GIA in the Company's general account to secure the loan. As payments are made on the Policy loan, amounts are transferred back from the loan GIA to the Account Divisions. Interest is credited to the balance in the loan GIA at a fixed rate. The loan GIA is not variable in nature and is not included in these Account statements.

3. Charges and Fees

Under the terms of the Policies, certain charges are allocated to the Policies to cover Southland Life's expenses in connection with the issuance and administration of the Policies. Following is a summary of these charges:

Mortality and Expense Risk Charges

For Future Dimensions and Survivor Dimensions Policies (Class A Policies), charges are made directly against the assets of the Divisions, and are reflected daily in the computation of the unit values of the Divisions. A daily deduction, at an annual rate of 0.90% of the daily asset value of the Account Divisions, is charged to the Account for mortality and expense risks assumed by the Company.

For Market Dimensions Policies (Class B Policies), mortality and expense risk charges result in the redemption of units rather than in a deduction in the daily computation of unit values. A monthly deduction, at an annual rate of 0.90%, .60% and .15% of the Account value is charged during policy years 1 through 5, 6 through 10, and 11 and later, respectively.

Other Policy Deductions

The Variable Universal Life Policies provide for certain deductions for sales and tax loads from premium payments received from the Policyholders and for surrender charges and taxes from amounts paid to Policyholders. Such deductions are taken after the redemption of units in the Account and are not included in the Account financial statements.

Premium Taxes

Premiums are subject to a charge for premium and other state and local taxes. The amount and timing of the payment by Southland Life depends on the state of residence and currently ranges up to 4.0% of premiums.

SA L1 - 50

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements
4. Related Party Transactions

During the year ended December 31, 2003, management and service fees were paid indirectly to Directed Services, Inc., an affiliate of the Company, in its capacity as investment manager to ING Investors Trust. The Fund's advisory agreement provided for a fee at annual rates ranging from 0.53% to 1.85% of the average net assets of each respective Division. Management fees were paid to ING Investments, LLC, an affiliate of the Company, in its capacity as investment advisor to ING Variable Products Trust, ING Income Shares, and ING Variable Portfolios, Inc. The Funds' advisory agreement provides for fees at annual rates ranging from 0.35% to 1.00% of the average net assets of each respective Division. Additionally, management fees were paid to ING Life Insurance and Annuity Company in its capacity as investment advisor to ING Partners, Inc. The Fund's advisory agreement provides for fees at annual rates of 0.90% of the average net assets of the ING UBS Tactical Asset Allocation Portfolio and 0.60% of the average net assets of the ING Van Kampen Comstock Portfolio.

SA L1 - 51

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements
5. Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments follows:

	Year ended December 31
	2003		2002
	Purchases	Sales	Purchases		Sales
	(Dollars in thousands)
The Alger American Fund:
Alger American Growth	$ 917	$ 424	$ 850		$ 718
Alger American Leveraged AllCap	624	311	768		438
Alger American MidCap Growth	776	629	1,336		898
Alger American Small Capitalization	366	185	309		216
American Funds Insurance Series:
American Funds Growth	234	2	-		-
American Funds Growth-Income	134	2	-		-
American Funds International	86	3	-		-
Fidelity® Variable Insurance Products Fund:
Fidelity® VIP Asset ManagerSM - Initial Class	98	52	101		233
Fidelity® VIP Asset ManagerSM - Service Class	42	136	85	#	5
Fidelity® VIP Contrafund® - Initial Class	401	457	626		729
Fidelity® VIP Contrafund® - Service Class	330	50	299		52
Fidelity® VIP Equity-Income - Initial Class	377	417	469		333
Fidelity® VIP Equity-Income - Service Class	217	57	337	#	65
Fidelity® VIP Growth - Initial Class	391	237	525		701
Fidelity® VIP Growth - Service Class	176	133	176		148
Fidelity® VIP High Income - Initial Class	279	85	201		131
Fidelity® VIP High Income - Service Class	105	7	62		10
Fidelity® VIP Index 500	2,024	803	2,212		1,218
Fidelity® VIP Investment Grade Bond	1,014	968	1,700		482
Fidelity® VIP Money Market	1,501	1,901	3,042		2,059
Fidelity® VIP Overseas - Initial Class	141	76	132		107
Fidelity® VIP Overseas - Service Class	120	7	86		2
ING Income Shares:
ING VP Bond	179	307	417		102
ING Investors Trust:
ING Hard Assets	44	4	-		-
ING Limited Maturity Bond	253	26	83		3
ING Liquid Asset	2,445	1,977	3,682		2,572
ING Marsico Growth	55	-	-		-
ING MFS Mid Cap Growth	195	134	199		21
ING MFS Research	47	20	26		6
ING MFS Total Return	388	62	282		16
ING Salomon Brothers Investors	13	1	-		-
ING T. Rowe Price Capital Appreciation	513	109	815		173
ING T. Rowe Price Equity Income	44	2	-		-
ING Van Kampen Real Estate	130	38	-		-

SA L1 - 52

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

	Year ended December 31
	2003		2002
	Purchases	Sales	Purchases	Sales
	(Dollars in thousands)
ING Partners, Inc.:
ING JP Morgan Mid Cap Value	$ 17	$ 1	$ -	$ -
ING PIMCO Total Return	80	2	-	-
ING Salomon Brothers Aggressive Growth	31	1	-	-
ING UBS Tactical Asset Allocation	38	10	1	-
ING Van Kampen Comstock	123	5	15	-
ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap	297	114	11	2
ING VP Index Plus MidCap	204	65	209	84
ING VP Index Plus SmallCap	153	36	130	56
ING Variable Products Trust:
ING VP Growth Opportunities	22	30	53	31
ING VP MagnaCap	29	4	53	8
ING VP MidCap Opportunities	137	56	32	2
ING VP SmallCap Opportunities	190	55	164	71
INVESCO Variable Investment Funds, Inc.:
INVESCO VIF - Core Equity	225	177	310	170
INVESCO VIF - Utilities	241	189	366	283
Janus Aspen Series:
Janus Aspen Balanced - Institutional	771	1,033	1,085	1,663
Janus Aspen Balanced - Service	340	190	1,054	347
Janus Aspen Growth - Institutional	415	493	490	617
Janus Aspen Growth - Service	156	169	314	230
Janus Aspen International Growth - Institutional	147	200	269	719
Janus Aspen International Growth - Service	63	9	61	4
Janus Aspen Mid Cap Growth - Institutional	387	334	704	574
Janus Aspen Mid Cap Growth - Service	91	14	133	6
Janus Aspen Worldwide Growth - Institutional	410	343	627	976
Janus Aspen Worldwide Growth - Service	176	23	306	48
Pioneer Variable Contracts Trust:
Pioneer Mid Cap Value	140	22	69	2
Pioneer Small Cap Value	142	40	119	2
Putnam Variable Trust:
Putnam VT Growth and Income	214	13	149	66
Putnam VT New Opportunities	50	12	114	83
Putnam VT Small Cap Value	374	81	843	339
Putnam VT Voyager	98	12	161	43

SA L1 - 53

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

6. Changes in Units
The net changes in units outstanding follow:

	Year ended December 31
	2003		2002
	Net Increase	Units	Units	Net Increase
	(Decrease)	Issued	Redeemed	(Decrease)

The Alger American Fund:
Alger American Growth	45,886	86,643	57,748	28,895
Alger American Leveraged AllCap	35,329	59,762	34,293	25,469
Alger American MidCap Growth	10,665	91,904	64,108	27,796
Alger American Small Capitalization	30,168	48,847	29,372	19,475
American Funds Insurance Series:
American Funds Growth	19,248	-	-	-
American Funds Growth-Income	11,438	-	-	-
American Funds International	6,549	-	-	-
Fidelity® Variable Insurance Products Fund:
Fidelity® VIP Asset ManagerSM - Initial Class	1,630	5,918	17,311	(11,393)
Fidelity® VIP Asset ManagerSM - Service Class	2,511	8,935	536	8,399
Fidelity® VIP Contrafund® - Initial Class	(1,795)	37,339	43,248	(5,909)
Fidelity® VIP Contrafund® - Service Class	29,017	32,671	6,497	26,174
Fidelity® VIP Equity-Income - Initial Class	(4,159)	25,197	22,770	2,427
Fidelity® VIP Equity-Income - Service Class	17,373	36,510	7,081	29,429
Fidelity® VIP Growth - Initial Class	4,603	37,710	51,413	(13,703)
Fidelity® VIP Growth - Service Class	2,450	27,511	24,019	3,492
Fidelity® VIP High Income - Initial Class	14,500	14,660	16,278	(1,618)
Fidelity® VIP High Income - Service Class	9,664	7,396	1,266	6,130
Fidelity® VIP Index 500	155,045	227,466	118,574	108,892
Fidelity® VIP Investment Grade Bond	(1,839)	128,566	37,516	91,050
Fidelity® VIP Money Market	(32,124)	239,306	162,669	76,637
Fidelity® VIP Overseas - Initial Class	5,876	13,551	10,184	3,367
Fidelity® VIP Overseas - Service Class	15,833	12,362	387	11,975
ING Income Shares:
ING VP Bond	(11,916)	38,777	9,727	29,050
ING Investors Trust:
ING Hard Assets	2,985	-	-	-
ING Limited Maturity Bond	19,301	7,449	245	7,204
ING Liquid Asset	42,397	339,215	239,233	99,982
ING Marsico Growth	4,634	-	-	-
ING MFS Mid Cap Growth	6,961	33,157	4,517	28,640
ING MFS Research	3,369	3,549	823	2,726
ING MFS Total Return	29,640	26,155	2,023	24,132
ING Salomon Brothers Investors	980	-	-	-
ING T. Rowe Price Capital Appreciation	34,521	74,693	17,430	57,263
ING T. Rowe Price Equity Income	3,729	-	-	-
ING Van Kampen Real Estate	7,871	-	-	-

SA L1 - 54

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

	Year ended December 31
	2003		2002

	Net Increase	Units	Units	Net Increase
	(Decrease)	Issued	Redeemed	(Decrease)

ING Partners, Inc.:
ING JP Morgan Mid Cap Value	1,384	-	-	-
ING PIMCO Total Return	7,558	-	-	-
ING Salomon Brothers Aggressive Growth	2,600	-	-	-
ING UBS Tactical Asset Allocation	3,118	113	4	109
ING Van Kampen Comstock	11,933	1,771	41	1,730
ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap	20,547	1,368	308	1,060
ING VP Index Plus MidCap	14,685	24,905	10,217	14,688
ING VP Index Plus SmallCap	12,390	15,830	6,816	9,014
ING Variable Products Trust:
ING VP Growth Opportunities	(1,425)	7,682	5,029	2,653
ING VP MagnaCap	3,033	6,168	1,054	5,114
ING VP MidCap Opportunities	10,142	4,104	359	3,745
ING VP SmallCap Opportunities	20,005	24,437	9,157	15,280
INVESCO Variable Investment Funds, Inc.:
INVESCO VIF - Core Equity	6,777	28,358	15,414	12,944
INVESCO VIF - Utilities	8,964	46,799	30,832	15,967
Janus Aspen Series:
Janus Aspen Balanced - Institutional	(19,789)	50,730	89,745	(39,015)
Janus Aspen Balanced - Service	14,160	109,625	37,305	72,320
Janus Aspen Growth - Institutional	(3,321)	41,062	46,783	(5,721)
Janus Aspen Growth - Service	(6,982)	58,076	46,355	11,721
Janus Aspen International Growth - Institutional	(3,728)	18,782	48,510	(29,728)
Janus Aspen International Growth - Service	10,202	10,584	722	9,862
Janus Aspen Mid Cap Growth - Institutional	6,911	69,914	54,331	15,583
Janus Aspen Mid Cap Growth - Service	20,578	38,269	2,218	36,051
Janus Aspen Worldwide Growth - Institutional	5,274	43,867	68,904	(24,227)
Janus Aspen Worldwide Growth - Service	28,607	51,879	8,162	43,717
Pioneer Variable Contracts Trust:
Pioneer Mid Cap Value	12,599	7,555	270	7,285
Pioneer Small Cap Value	10,607	14,640	300	14,340
Putnam Variable Trust:
Putnam VT Growth and Income	22,585	16,978	7,879	9,099
Putnam VT New Opportunities	5,146	14,595	12,574	2,021
Putnam VT Small Cap Value	26,570	75,174	33,055	42,119
Putnam VT Voyager	10,915	18,796	4,880	13,916

SA L1 - 55

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

7. Financial Highlights

A summary of unit values and units outstanding for Variable Universal Life Policies, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2003, 2002 and 2001, along with units outstanding and unit values for the year ended December 31, 2000, follows:

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
Alger American Growth
2003	362	$8.12 to $16.41	$ 5,354	-%	0% to .90%	33.96% to 35.11%
2002	316	$6.01 to $12.25	3,537	0.04	0% to .90%	-34.03% to -32.92%
2001	287	$8.96 to $18.57	5,212	12.78	0% to .90%	-12.57%
2000	245	$21.24	5,192	*	*	*
Alger American Leveraged AllCap
2003	249	$8.41 to $17.84	3,824	-	0% to .90%	33.53% to 34.78%
2002	214	$6.24 to $13.36	2,602	0.01	0% to .90%	-35.49% to -33.97%
2001	188	$9.45 to $20.71	3,600	3.45	0% to .90%	-16.56%
2000	137	$24.82	3,404	*	*	*
Alger American MidCap Growth
2003	244	$13.07 to $20.09	4,472	-	0% to .90%	46.43% to 47.85%
2002	233	$8.84 to $13.72	2,940	-	0% to .90%	-30.57% to -29.56%
2001	205	$12.55 to $19.76	3,736	39.21	0% to .90%	-7.40%
2000	139	$21.34	2,958	*	*	*
Alger American Small Capitalization
2003	249	$7.14 to $9.07	2,178	-	0% to .90%	41.06% to 42.23%
2002	219	$5.02 to $6.43	1,384	-	0% to .90%	-27.59% to -26.18%
2001	200	$6.80 to $8.88	1,765	0.05	0% to .90%	-29.86%
2000	155	$12.66	1,967	*	*	*

SA L1 - 56

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
American Funds Growth
2003	19	$12.86 to $12.95	$ 248	**** %	0% to .90%	****
2002	****	****	****	****	****	****
2001	****	****	****	****	****	****
2000	****	****	****	****	****	****
American Funds Growth-Income
2003	11	$12.90 to $12.98	148	****	0% to .90%	****
2002	****	****	****	****	****	****
2001	****	****	****	****	****	****
2000	****	****	****	****	****	****
American Funds International
2003	7	$13.84 to $13.93	91	****	0% to .90%	****
2002	****	****	****	****	****	****
2001	****	****	****	****	****	****
2000	****	****	****	****	****	****
Fidelity® VIP Asset ManagerSM - Initial Class
2003	51	$15.15	776	3.39	0.90%	16.99%
2002	50	$12.95	642	4.07	0.90%	-10.13%
2001	61	$14.41	879	5.51	0.90%	-4.76%
2000	58	$15.13	883	*	*	*
Fidelity® VIP Asset ManagerSM - Service Class
2003	14	$10.02 to $10.64	144	3.29	0% to .90%	16.92% to 17.83%
2002	11	$8.57 to $9.03	99	2.41	0% to .90%	-8.83% to -8.79%
2001	3	$9.40 to $9.90	26	-	0% to .90%	**
2000	**	**	**	**	**	**

SA L1 - 57

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
Fidelity® VIP Contrafund® - Initial Class
2003	355	$19.44	$ 6,903	0.44%	0.90%	27.31%
2002	357	$15.27	5,449	0.84	0.90%	-11.17%
2001	363	$17.19	6,234	3.50	0.90%	-12.87%
2000	336	$19.73	6,632	*	*	*
Fidelity® VIP Contrafund® - Service Class
2003	78	$9.92 to $11.12	852	0.32	0% to .90%	27.18% to 28.41%
2002	49	$7.80 to $8.66	415	0.46	0% to .90%	-10.14% to -9.51%
2001	22	$8.68 to $9.57	209	-	0% to .90%	**
2000	**	**	**	**	**	**
Fidelity® VIP Equity-Income - Initial Class
2003	202	$16.89	3,417	1.70	0.90%	29.13%
2002	206	$13.08	2,700	4.06	0.90%	-18.20%
2001	204	$15.99	3,262	6.13	0.90%	-5.66%
2000	179	$16.95	3,039	*	*	*
Fidelity® VIP Equity-Income - Service Class
2003	63	$9.98 to $10.39	645	1.39	0% to .90%	28.94% to 30.20%
2002	45	$7.74 to $7.98	359	2.23	0% to .90%	-17.75% to -16.96%
2001	16	$9.41 to $9.61	151	-	0% to .90%	**
2000	**	**	**	**	**	**
Fidelity® VIP Growth - Initial Class	243	$15.41	3,751	0.24	0.90%	31.71%
2003	239	$11.70	2,794	0.26	0.90%	-31.14%
2002	252	$16.99	4,289	6.75	0.90%	-18.36%
2001	204	$20.81	4,237	*	*	*
2000

SA L1 - 58

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
Fidelity® VIP Growth - Service Class
2003	66	$7.42 to $7.91	$ 517	0.22%	0% to .90%	31.56% to 32.72%
2002	64	$5.64 to $5.96	375	0.14	0% to .90%	-30.80% to -30.13%
2001	60	$8.15 to $8.53	511	-	0% to .90%	**
2000	**	**	**	**	**	**
Fidelity® VIP High Income - Initial Class
2003	115	$10.49	1,204	6.87	0.90%	26.23%
2002	100	$8.31	833	10.65	0.90%	1.47%
2001	102	$8.19	834	13.04	0.90%	-11.94%
2000	87	$9.30	810	*	*	*
Fidelity® VIP High Income - Service Class
2003	18	$10.76 to $11.28	196	4.46	0% to .90%	25.75% to 26.89%
2002	9	$8.48 to $8.97	73	6.52	0% to .90%	2.75% to 3.67%
2001	2	$8.18 to $8.73	20	-	0% to .90%	**
2000	**	**	**	**	**	**
Fidelity® VIP Index 500
2003	832	$8.84 to $16.52	11,239	1.31	0% to .90%	27.27% to 28.49%
2002	677	$6.88 to $12.98	7,697	1.26	0% to .90%	-23.33% to -22.26%
2001	568	$8.85 to $16.93	8,996	1.06	0% to .90%	-12.82%
2000	413	$19.42	8,024	*	*	*
Fidelity® VIP Investment Grade Bond
2003	193	$12.29 to $15.81	2,840	5.43	0% to .90%	4.22% to 5.13%
2002	195	$11.69 to $15.17	2,797	2.87	0% to .90%	9.14% to 10.39%
2001	104	$10.59 to $13.90	1,419	5.02	0% to .90%	7.67%
2000	83	$12.91	1,065	*	*	*

SA L1 - 59

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
Fidelity® VIP Money Market
2003	215	$12.64	$ 2,722	0.99%	0.90%	0.16%
2002	248	$12.62	3,123	0.77	0.90%	1.12%
2001	171	$12.48	2,133	-	0.90%	3.14%
2000	248	$12.10	2,999	*	*	*
Fidelity® VIP Overseas - Initial Class
2003	50	$12.82	637	0.78	0.90%	42.13%
2002	44	$9.02	395	0.79	0.90%	-21.57%
2001	40	$11.50	464	12.66	0.90%	-21.72%
2000	34	$14.69	496	*	*	*
Fidelity® VIP Overseas - Service Class
2003	28	$8.70 to $8.74	246	0.62	0% to .90%	41.88% to 43.09%
2002	12	$6.08 to $6.16	76	0.05	0% to .90%	-21.03% to -20.31%
2001	-	$7.63 to $7.80	3	-	0% to .90%	**
2000	**	**	**	**	**	**
ING VP Bond
2003	17	$11.35 to $11.52	195	1.96	0% to .90%	5.39% to 6.27%
2002	29	$10.77 to $10.84	314	6.38	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***
ING Hard Assets
2003	3	$15.43 to $15.53	46	****	0% to .90%	****
2002	****	****	****	****	****	****
2001	****	****	****	****	****	****
2000	****	****	****	****	****	****

SA L1 - 60

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING Limited Maturity Bond
2003	27	$10.81 to $13.08	$ 308	1.55%	0% to .90%	1.89% to 2.83%
2002	7	$10.61 to $12.72	80	5.06	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***
ING Liquid Asset
2003	185	$10.33 to $11.49	2,059	0.77	0% to .90%	-0.19% to 0.70%
2002	143	$10.35 to $11.41	1,591	1.32	0% to .90%	0.58% to 1.42%
2001	43	$10.29 to $11.25	482	2.82	0% to .90%	**
2000	**	**	**	**	**	**
ING Marsico Growth
2003	5	$12.77 to $12.85	59	****	0% to .90%	****
2002	****	****	****	****	****	****
2001	****	****	****	****	****	****
2000	****	****	****	****	****	****
ING MFS Mid Cap Growth
2003	67	$5.33 to $9.31	468	-	0% to .90%	38.08% to 39.58%
2002	60	$3.86 to $6.67	294	-	0% to .90%	-50.39% to -48.85%
2001	31	$7.78 to $13.04	298	1.27	0% to .90%	**
2000	**	**	**	**	**	**
ING MFS Research
2003	12	$7.10 to $8.22	97	-	0% to .90%	23.48% to 24.73%
2002	9	$5.75 to $6.59	56	0.53	0% to .90%	-25.52% to -24.86%
2001	6	$7.72 to $8.77	51	7.19	0% to .90%	**
2000	**	**	**	**	**	**

SA L1 - 61

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING MFS Total Return
2003	71	$11.21 to $12.93	$ 858	0.77%	0% to .90%	15.93% to 16.91%
2002	42	$9.67 to $11.06	434	3.32	0% to .90%	-5.93% to -5.06%
2001	18	$10.28 to $11.65	192	9.33	0% to .90%	**
2000	**	**	**	**	**	**
ING Salomon Brothers Investors
2003	1	$13.01 to $13.09	13	****	0% to .90%	****
2002	****	****	****	****	****	****
2001	****	****	****	****	****	****
2000	****	****	****	****	****	****
ING T. Rowe Price Capital Appreciation
2003	125	$13.10 to $13.43	1,658	0.69	0% to .90%	24.17% to 25.28%
2002	91	$10.55 to $10.72	962	3.37	0% to .90%	-0.38% to 0.56%
2001	33	$10.59 to $10.66	353	12.99	0% to .90%	**
2000	**	**	**	**	**	**
ING T. Rowe Price Equity Income
2003	4	$12.68 to $12.76	47	****	0% to .90%	****
2002	****	****	****	****	****	****
2001	****	****	****	****	****	****
2000	****	****	****	****	****	****
ING Van Kampen Real Estate
2003	8	$12.90 to $12.98	102	****	0% to .90%	****
2002	****	****	****	****	****	****
2001	****	****	****	****	****	****
2000	****	****	****	****	****	****

SA L1 - 62

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING JP Morgan Mid Cap Value
2003	1	$12.72 to $12.80	$ 18	**** %	0% to .90%	****
2002	****	****	****	****	****	****
2001	****	****	****	****	****	****
2000	****	****	****	****	****	****
ING PIMCO Total Return
2003	8	$10.20 to $10.26	77	****	0% to .90%	****
2002	****	****	****	****	****	****
2001	****	****	****	****	****	****
2000	****	****	****	****	****	****
ING Salomon Brothers Aggressive Growth
2003	3	$12.75 to $12.83	33	****	0% to .90%	****
2002	****	****	****	****	****	****
2001	****	****	****	****	****	****
2000	****	****	****	****	****	****
ING UBS Tactical Asset Allocation
2003	3	$9.82 to $9.97	32	-	0% to .90%	26.22% to 27.33%
2002	-	$7.78 to $7.83	1	-	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***
ING Van Kampen Comstock
2003	14	$10.75 to $10.91	148	3.70	0% to .90%	28.74% to 29.88%
2002	2	$8.35 to $8.40	14	0.80	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***

SA L1 - 63

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING VP Index Plus LargeCap
2003	22	$9.92 to $10.08	$ 216	1.79%	0% to .90%	24.94% to 26.16%
2002	1	$7.94 to $7.99	8	-	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***
ING VP Index Plus MidCap
2003	29	$10.84 to $11.01	320	0.45	0% to .90%	31.23% to 32.49%
2002	15	$8.26 to $8.31	121	0.15	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***
ING VP Index Plus SmallCap
2003	21	$11.02 to $11.20	237	-	0% to .90%	34.88% to 36.09%
2002	9	$8.17 to $8.23	74	0.20	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***
ING VP Growth Opportunities
2003	6	$7.71 to $7.91	47	-	0% to .90%	31.79% to 33.16%
2002	7	$5.85 to $5.94	44	-	0% to .90%	-32.21% to -31.57%
2001	5	$8.63 to $8.68	41	-	0% to .90%	**
2000	**	**	**	**	**	**
ING VP MagnaCap
2003	9	$9.67 to $9.92	93	1.42	0% to .90%	29.80% to 31.04%
2002	6	$7.45 to $7.57	48	1.33	0% to .90%	-23.43% to -22.76%
2001	1	$9.73 to $9.80	13	1.15	0% to .90%	**
2000	**	**	**	**	**	**
SA L1 - 64

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
ING VP MidCap Opportunities
2003	15	$9.08 to $9.31	$ 137	-%	0% to .90%	35.52% to 36.71%
2002	5	$6.70 to $6.81	32	-	0% to .90%	-26.54% to -25.82%
2001	1	$9.12 to $9.18	8	-	0% to .90%	**
2000	**	**	**	**	**	**
ING VP SmallCap Opportunities
2003	46	$7.43 to $7.62	351	-	0% to .90%	37.34% to 38.80%
2002	26	$5.41 to $5.49	144	-	0% to .90%	-44.11% to -43.63%
2001	11	$9.68 to $9.74	108	0.36	0% to .90%	**
2000	**	**	**	**	**	**
INVESCO VIF - Core Equity
2003	125	$9.74 to $14.92	1,702	1.18	0% to .90%	21.50% to 22.52%
2002	118	$7.95 to $12.28	1,358	1.64	0% to .90%	-20.67% to -19.04%
2001	105	$9.82 to $15.48	1,560	1.52	0% to .90%	-9.79%
2000	84	$17.16	1,443	*	*	*
INVESCO VIF - Utilities
2003	113	$6.60 to $12.17	1,139	1.15	0% to .90%	16.46% to 17.44%
2002	104	$5.62 to $10.45	939	0.48	0% to .90%	-21.37% to -20.28%
2001	88	$7.05 to $13.29	1,108	1.04	0% to 90%	-32.84%
2000	59	$19.79	1,173	*	*	*
Janus Aspen Balanced - Institutional
2003	315	$19.95	6,293	2.15	0.90%	13.03%
2002	335	$17.65	5,917	2.41	0.90%	-8.31%
2001	374	$19.25	7,205	2.59	0.90%	-5.22%
2000	378	$20.31	7,675	*	*	*

SA L1 - 65

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
Janus Aspen Balanced - Service
2003	123	$9.82 to $10.32	$ 1,251	1.88%	0% to .90%	12.61% to 13.66%
2002	109	$8.72 to $9.08	978	2.37	0% to .90%	-7.43% to -6.68%
2001	36	$9.42 to $9.73	352	-	0% to .90%	**
2000	**	**	**	**	**	**
Janus Aspen Growth - Institutional
2003	323	$14.32	4,629	0.10	0.90%	30.54%
2002	327	$10.97	3,583	-	0.90%	-27.88%
2001	332	$15.21	5,053	0.26	0.90%	-25.04%
2000	271	$20.29	5,509	*	*	*
Janus Aspen Growth - Service
2003	110	$6.00 to $7.04	677	-	0% to .90%	30.37% to 31.58%
2002	117	$4.56 to $5.40	543	-	0% to .90%	-27.42% to -26.81%
2001	105	$6.23 to $7.44	669	-	0% to .90%	**
2000	**	**	**	**	**	**
Janus Aspen International Growth - Institutional
2003	108	$16.41	1,767	1.15	0.90%	33.74%
2002	111	$12.27	1,367	0.84	0.90%	-27.01%
2001	141	$16.81	2,371	1.04	0.90%	-23.76%
2000	140	$22.05	3,087	*	*	*
Janus Aspen International Growth - Service
2003	23	$6.66 to $7.44	157	0.90	0% to .90%	33.33% to 34.55%
2002	13	$4.95 to $5.58	66	0.79	0% to .90%	-26.48% to -25.79%
2001	3	$6.67 to $7.59	23	-	0% to .90%	**
2000	**	**	**	**	**	**

SA L1 - 66

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
Janus Aspen Mid Cap Growth - Institutional
2003	385	$12.43	$ 4,783	-%	0.90%	33.94%
2002	378	$9.28	3,507	-	0.90%	-29.86%
2001	362	$13.23	4,795	-	0.90%	-39.70%
2000	254	$21.94	5,566	*	*	*
Janus Aspen Mid Cap Growth - Service
2003	76	$4.02 to $5.70	322	-	0% to .90%	33.80% to 34.90%
2002	56	$2.98 to $4.26	173	-	0% to .90%	-28.88% to -28.19%
2001	20	$4.15 to $5.99	86	-	0% to .90%	**
2000	**	**	**	**	**	**
Janus Aspen Worldwide Growth - Institutional
2003	285	$15.37	4,376	1.07	0.90%	22.86%
2002	279	$12.51	3,495	0.89	0.90%	-27.10%
2001	304	$17.16	5,212	0.50	0.90%	-22.91%
2000	272	$22.26	6,054	*	*	*
Janus Aspen Worldwide Growth - Service
2003	93	$6.19 to $6.92	578	0.89	0% to .90%	22.48% to 23.55%
2002	64	$5.01 to $5.65	323	0.82	0% to .90%	-27.19% to -25.67%
2001	20	$6.74 to $7.76	137	-	0% to .90%	-
2000	**	**	**	**	**	**
Pioneer Mid Cap Value
2003	20	$11.49 to $11.67	229	-	0% to .90%	36.14% to 37.46%
2002	7	$8.44 to $8.49	62	2.13	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***

SA L1 - 67

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)
Pioneer Small Cap Value
2003	25	$10.62 to $10.79	$ 266	-%	0% to .90%	34.26% to 35.55%
2002	14	$7.91 to $7.96	113	-	0% to .90%	***
2001	***	***	***	***	***	***
2000	***	***	***	***	***	***
Putnam VT Growth and Income
2003	40	$9.96 to $10.21	409	1.09	0% to .90%	26.40% to 27.47%
2002	18	$7.88 to $8.01	143	1.61	0% to .90%	-20.00% to -19.01%
2001	9	$9.85 to $9.89	87	-	0% to .90%	**
2000	**	**	**	**	**	**
Putnam VT New Opportunities
2003	14	$8.63 to $8.84	120	-	0% to .90%	31.35% to 32.34%
2002	9	$6.57 to $6.68	57	-	0% to .90%	-31.20% to -30.49%
2001	7	$9.55 to $9.61	62	-	0% to .90%	**
2000	**	**	**	**	**	**
Putnam VT Small Cap Value
2003	97	$13.91 to $14.26	1,368	0.29	0% to .90%	48.29% to 49.63%
2002	71	$9.38 to $9.53	667	1.20	0% to .90%	-19.00% to -18.27%
2001	29	$11.58 to $11.66	331	-	0% to .90%	**
2000	**	**	**	**	**	**

SA L1 - 68

SOUTHLAND LIFE INSURANCE COMPANY
SOUTHLAND SEPARATE ACCOUNT L1
Notes to Financial Statements

Investment
		Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
Division		(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

Putnam VT Voyager
	2003	32	$8.57 to $8.78	$ 278	0.47%	0% to .90%	23.84% to 24.89%
	2002	21	$6.92 to $7.03	146	0.63	0% to .90%	-27.69% to -26.84%
	2001	7	$9.57 to $9.61	67	-	0% to .90%	**
	2000	**	**	**	**	**	**

*	Not provided for 2000.
**	As investment Division was not available until 2001, this data is not meaningful and is therefore not presented.
***	As investment Division was not available until 2002, this data is not meaningful and is therefore not presented.
****	As investment Division was not available until 2003, this data is not meaningful and is therefore not presented.

A	The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets.
The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.
B	The Expense Ratio considers only the expenses borne directly by the Account and is equal to the mortality and expense charge, as defined in Note 3. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.
C	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

SA L1 - 69

Southland Life Insurance Company

Financial Statements - Statutory Basis

Years ended December 31, 2002 and 2001

Contents

Report of Independent Auditors	SLIC - 2

Audited Financial Statements - Statutory Basis

Balance Sheets - Statutory Basis	SLIC - 4
Statements of Operations - Statutory Basis	SLIC - 6
Statements of Changes in Capital and Surplus - Statutory Basis	SLIC - 8
Statements of Cash Flows - Statutory Basis	SLIC - 9
Notes to Financial Statements - Statutory Basis	SLIC - 11

SLIC - 1

Report of Independent Auditors

Board of Directors and Stockholder
Southland Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Southland Life Insurance Company ("the Company" and a wholly owned subsidiary of ING America Insurance Holdings, Inc.) as of December 31, 2002 and 2001, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Department of Regulatory Agencies of the State of Texas (Texas Department of Insurance), which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Southland Life Insurance Company at December 31, 2002 and 2001 or the results of its operations or its cash flows for the years then ended.

SLIC - 2

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance.

As discussed in Note 3 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Texas Department of Insurance.

/s/ Ernst & Young LLP

March 21, 2003

SLIC - 3

Southland Life insurance Company

Balance Sheets - Statutory Basis

	December 31
	2002	2001
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$ 2,123,233	$ 2,060,778
Preferred stocks	102	138
Common stocks	88	161
Mortgage loans	505,343	482,113
Policy loans	63,708	87,663
Other invested assets	17,536	37,694
Cash and short-term investments	154,432	105,101
Total cash and invested assets	2,864,442	2,773,648

Deferred and uncollected premiums, less loading	4,114	3,998
(2002-$446, 2001-$69)
Accrued investment income	28,752	29,927
Reinsurance balances recoverable	4,747	10,727
Indebtedness from related parties	1,167	20
Federal income tax recoverable	34,632	18,689
Separate account assets	77,841	92,257
Other assets	337	919

Total admitted assets	$ 3,016,032	$ 2,930,185

SLIC - 4

Southland Life insurance Company

Balance Sheets - Statutory Basis (continued)

	December 31
	2002	2001
	(In Thousands, except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 2,441,080	$ 2,382,848
Accident and health reserves	-	7,676
Payable on reinsurance	25,842	-
Deposit type contracts	20,408	16,472
Policyholders' funds	37	330
Dividends payable	12	16
Unpaid claims	9,512	14,332
Total policy and contract liabilities	2,496,891	2,421,674

Accounts payable and accrued expenses	19,361	34,726
Interest maintenance reserve	10,541	15,721
Indebtedness to related parties	-	30,187
Contingency reserve	8,332	10,575
Asset valuation reserve	11,018	14,894
Borrowed money	191,619	47,260
Dividends payable	88,700	5,000
Other liabilities	(13,141)	124,351
Separate account liabilities	77,841	92,257
Total liabilities	2,891,162	2,796,645

Capital and surplus:
Common stock, $3.00 par value; authorized 2,550,000 shares, issued and outstanding 2,500,000 shares	7,500	7,500
Additional paid-in capital	69,900	69,900
Unassigned surplus	47,470	56,140
Total capital and surplus	124,870	133,540
Total liabilities and capital and surplus	$ 3,016,032	$ 2,930,185

See accompanying notes - statutory basis

SLIC - 5

Southland Life insurance Company

Statement of Operations - Statutory Basis

	Year ended December 31
	2002	2001
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 119,378	$ 425,718
Policy proceeds and dividends left on deposit	-	187
Net investment income	180,618	175,587
Amortization of interest maintenance reserve	5,677	2,575
Commissions, expense allowances and reserve adjustments on reinsurance ceded	30,613	4,223
Other revenues	15,375	12,312
Total premiums and other revenues	351,661	620,602

Benefits paid or provided:
Death benefits	49,076	61,277
Annuity benefits	2,531	2,732
Surrender benefits	74,446	78,353
Interest on policy or contract funds	(874)	874
Accident and health benefits	225	3,699
Other benefits	801	2,956
Increase in life, annuity, and accident and health reserves	50,557	283,163
Net transfers to separate accounts	19,333	20,088
Total benefits paid or provided	196,095	453,142

Insurance expenses:
Commissions	48,433	71,242
General expenses	38,036	40,976
Insurance taxes, licenses and fees, excluding federal income taxes	11,472	10,712
Total insurance expenses	97,941	122,930
Gain from operations before policyholder dividends, federal income taxes and net realized capital losses	57,625	44,530

SLIC - 6

Southland Life insurance Company

Statement of Operations - Statutory Basis (continued)

	Year ended December 31
	2002	2001
	(In Thousands)

Dividends to policyholders	$ 28	$ 54
Gain from operations before federal income taxes
and net realized capital losses	57,597	44,476
Federal income taxes	1,857	8,169
Gain from operations before net realized capital gains	55,740	36,307
Net realized capital losses net of income taxes 2002 - $3,907; 2001 - $91 and excluding net transfers to the interest maintenance reserve 2002- $498; 2001 - $2,779	(8,904)	(16,733)
Net income	$ 46,836	$ $19,574

See accompanying notes - statutory basis.

SLIC - 7

Southland Life insurance Company

Statement of Changes in Capital and Surplus - Statutory Basis
	Year ended December 31
	2002	2001
	(In Thousands)
Common stock:
Balance at beginning and end of year	$ 7,500	$ 7,500

Paid-in and contributed surplus:
Balance at beginning of year	69,900	59,600
Capital contributions	-	10,300
Balance at end of year	69,900	69,900

Unassigned surplus:
Balance at beginning of year	56,140	42,311
Net income	46,836	19,574
Change in net unrealized capital gains or losses	(4,143)	(1,118)
Change in nonadmitted assets	40,597	(35,611)
Change in liability for reinsurance in unauthorized companies	(45)	(480)
Change in asset valuation reserve	3,876	4,929
Change in net deferred income tax	(23,941)	13,775
Change in accounting principle, net of tax	-	21,557
Deferral recognition of gain on reinsurance of existing business, net of tax	48,150	(3,797)
Dividends to stockholder	(120,000)	(5,000)
Balance at end of year	47,470	56,140

Total capital and surplus	$ 124,870	$ 133,540
See accompanying notes - statutory basis.

SLIC - 8

Southland Life insurance Company

Statements of Cash Flows - Statutory Basis
	Year ended December 31
	2002	2001
	(In Thousands)
Operations
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$ 119,739	$ 430,289
Net investment income received	179,164	166,479
Commission and expense allowances received on reinsurance ceded	30,613	425
Benefits paid	(126,019)	(156,635)
Net transfers to separate accounts	(16,873)	(9,473)
Insurance expenses paid	(89,881)	(123,869)
Dividends paid to policyholders	(32)	(54)
Federal income taxes received (paid)	15,887	(27,421)
Net other revenues (expenses)	11,202	(1,081)
Net cash provided by operations	123,800	278,660

Investments
Proceeds from sales, maturities, or repayments of investment
Bonds	4,407,921	2,377,610
Preferred stocks	76	598
Real estate	2,600	-
Mortgage loans	56,342	39,510
Other invested assets Miscellaneous proceeds	2,200 22,518	1,685 139,797
Tax (payment) benefit on capital gains or losses	(3,907)	(91)
Net proceeds from sales, maturities, or
repayments of investments	4,487,750	2,559,109

Cost of investments acquired:
Bonds	4,484,760	2,758,286
Mortgage loans	80,337	59,862
Real estate	2,475	-
Other invested assets	5,086	6,941
Miscellaneous applications	140,164	22,081
Total cost of investments acquired	4,712,822	2,847,170
Net (decrease) in policy loans	(25,112)	(1,049)
Net cash used in investment activities	(199,960)	(287,012)

SLIC - 9

Southland Life insurance Company

Statement of Cash Flows - Statutory Basis (continued)
	Year ended December 31
	2002	2001
	(In Thousands)
Financing and miscellaneous activities
Cash provided:
Capital and surplus paid-in	48,150	31,300
Borrowed money	144,394	(89,260)
Other (uses) sources	(30,753)	46,613
Dividends to stockholder	(36,300)	-
Net cash provided by (used in) financing and miscellaneous activities	125,491	(11,347)
Net increase (decrease) in cash and
short-term investments	49,331	(19,699)
Cash and short-term investments:
Beginning of year	105,101	124,800
End of year	$ 154,432	$ 105,101

See accompanying notes - statutory basis.

SLIC - 10

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

1. Nature of Operations and Significant Accounting Policies

Southland Life Insurance Company (the "Company") is a wholly owned, Texas domiciled subsidiary of ING America Life Corporation (the "Parent"), a wholly owned subsidiary of ING America Insurance Holdings, Inc.("ING AIH"). The Parent has another insurance subsidiary, Life Insurance Company of Georgia ("LOG"), in addition to a minor non-insurance subsidiary.

The Company's market focus is on the middle-income consumer. The life insurance products offered address retirement accumulation, wealth transfer and estate planning, and death protection needs. Products include universal life, survivorship and traditional life insurance and products with low expense loads to institutional and individual customers. Operations are conducted through independent producers. An increasing portion of the Company's business is no-load products sold to individuals, by fee-based financial planners, businesses and institutions. The Company is presently licensed in forty-nine states (all states except New York), the District of Columbia, and Puerto Rico.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance, which practices differ from accounting principles generally accepted in the United States ("GAAP"). The most significant variances from GAAP are as follows:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in

SLIC - 11

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation (continued)

operations for those designated as trading and as a separate component of other comprehensive income in stockholder's equity for those designated as available-for-sale.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is written down to the value of the undiscounted cash flows. For GAAP, assets are re-evaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book. The asset is then written down to fair value.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholders' equity rather than to income as required for fair value hedges.

Valuation Reserves: The asset valuation reserve ("AVR") is determined by a NAIC-prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed-income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets.

Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and credit impairments are charged to income when there has been a decline in value deemed other than temporary.

SLIC - 12

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation (continued)

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. In deposit accounting premiums are credited to an appropriate policy reserve account, without recognizing premium income.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

SLIC - 13

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation (continued)

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners' Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Nonadmitted Assets: Certain assets designated as "nonadmitted," principally deferred federal income tax assets, disallowed interest maintenance reserves, non-operating software, past-due agents' balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

SLIC - 14

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation (continued)

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are non-admitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

Statements of Cash Flows: Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

Reconciliation to GAAP

The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher-risk asset backed securities, which are valued using the prospective method.

SLIC - 15

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments (continued)

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/(losses) are reported in unassigned surplus along with adjustment for federal income taxes.

The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis. Management considers the length of the time and the extent to which the market value has been less than cost; the financial condition and near-term prospects of the issuer; future economic conditions and market forecasts; and the Company's intent and ability to retain the investment in the issuer for a period of time sufficient to allow for recovery in market value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred.

The Company uses interest rate swaps, caps and floors, options and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreement is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged items.

Mortgage loans are reported at amortized cost, less allowance for impairments.

Policy loans are reported at unpaid principal balances.

SLIC - 16

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments (continued)

For reverse dollar repurchase agreements, Company policies require a minimum of 95% of the fair value of securities posted as collateral under reverse agreements to be maintained. Cash received is invested in short-term investments and the offsetting liability is included in miscellaneous liabilities.

Reverse dollar repurchase agreements are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

Short-term investments are reported at amortized cost. Short-term investments include investments with maturities of less than one year at the date of acquisition.

Other invested assets are reported at amortized cost using the effective interest method. Other invested assets primarily consist of residual collateralized mortgage obligations and partnership interests.

Realized capital gains and losses are determined using the specific identification basis.

Aggregate Reserve for Life Policies and Contracts

Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2.0% to 6.0%.

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company's practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in the valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium-paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

SLIC - 17

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Aggregate Reserve for Life Policies and Contracts (continued)

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Texas Department of Insurance, is $230,502,000 at December 31, 2002. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $2,166,000 at December 31, 2002. The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with SSAP 54, Individual and Group Accident and Health Contracts.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

SLIC - 18

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Participating Insurance

Participating business approximates less than 1.0% of the Company's ordinary life insurance in force and 1.0 % of premium income. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends of $28,000 and $54,000 were incurred in 2002 and 2001, respectively.

Nonadmitted Assets

Nonadmitted assets are summarized as follows:

	December 31
	2002	2001
	(In thousands)

Amount receivable under reinsurance
contents	$ -	$16,827
Deferred federal income taxes	45,685	69,630
Agents' debit balances	3,159	2,842
Other	283	2,079
Total nonadmitted assets	$49,127	$91,378

Changes in nonadmitted assets are generally reported directly in surplus as an increase or decrease in nonadmitted assets. The change in unrealized capital gains and losses is reported directly in surplus as a change in unrealized capital gains or losses.

Claims and Claims Adjustment Expenses

Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2002. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claims payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31, 2002.

Cash Flow Information

Cash and short-term investments include cash on hand, demand deposits and short-term fixed maturity instruments (with a maturity of less than one year at date of acquisition).

SLIC - 19

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Cash Flow Information (continued)

The Company borrowed and repaid $605,590,000 in 2002 and borrowed and repaid $16,800,000 during 2001. These borrowings were on a short-term basis, at an interest rate that approximated current money market rates and excludes borrowings from dollar roll transactions. Interest paid on borrowed money was $66,000 and $25,000 during 2002 and 2001, respectively.

Separate Accounts

Separate account assets and liabilities held by the Company represent funds held for the benefit of the Company's variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders' account values. The assets and liabilities of these accounts are carried at fair value.

Reserves related to the Company's mortality risk associated with these policies are included in life and annuity reserves. The operations of the separate accounts are not included in the accompanying statements of operations.

Reclassifications

Certain prior year amounts in the Company's statutory basis financial statements have been reclassified to conform to the 2002 financial statement presentation.

2. Permitted Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the State of Texas. The Texas Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Texas for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Texas Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the state of Texas. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Texas Division of Insurance. As of December 31, 2002 and 2001, the Company had no such permitted accounting practices.

SLIC - 20

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

3. Accounting Changes

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Texas. Effective January 1, 2001, the State of Texas required that insurance companies domiciled in the State of Texas prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Texas insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased unassigned surplus, by $21,557,000 as of January 1, 2001. These changes are primarily attributed to an increase in unassigned surplus of approximately $16,738,000 related to deferred tax assets and $4,819,000 related to prepayment penalties on bonds and mortgage loans released from the IMR liability.

During 2001, the Company refined its method of estimating reinsurance reserve credits. Under the new method, the Company estimated the credits to be $41,000,000 as of December 31, 2001. For 2001, this change resulted in increased net income and surplus of $35,800,000 over the previous method.

SLIC - 21

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Investments

The amortized cost and fair value of bonds and equity securities are as follows:
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
December 31, 2002
U.S. Treasury securities and obligations of U.S. government agencies and corporations	$ 106,329	$ 1,029	$ 19	$ 107,339
States, municipalities, and political divisions	18,737	438	-	19,175
Public utilities securities	142,092	7,900	1,260	148,732
Foreign Other	74,293	3,732	2,569	75,456
Foreign Government	8,578	238	10	8,806
Corporate securities	910,070	60,947	7,505	963,512
Mortgage-backed securities	590,015	11,194	446	600,763
Other structured securities	278,708	25,183	11,401	292,490
Total fixed maturities	2,128,822	110,661	23,210	2,216,273
Preferred stocks	102	-	-	102
Common stocks	-	88	-	88
Total fixed and equity securities	$ 2,128,924	$ 110,749	$ 23,210	$ 2,126,463

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
December 31, 2001
U.S. Treasury securities and obligations of U.S. Government agencies and corporations	$ 63,077	$ 644	$ 1,011	$ 62,710
States, municipalities and political divisions	418	-	12	406
Public utilities securities	59,844	2,198	1,951	60,091
Foreign Government	66,685	1,545	4,782	63,448
Corporate securities	802,779	21,047	11,874	811,952
Mortgage backed securities	711,869	13,355	1,827	723,397
Other structured securities	357,760	13,498	10,651	360,607
Total fixed maturities	2,062,432	52,287	32,108	2,082,611
Preferred stocks	138	-	-	138
Common stocks	71	119	29	161
Total fixed and equity securities	$2,062,641	$52,406	$32,137	$2,082,910

SLIC - 22

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Investments (continued)

The amortized cost and fair value of investments in bonds at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value
December 31, 2002	(In Thousands)
Maturity:
Due in 1 year or less	$ 563	$ 566
Due after 1 year through 5 years	363,279	375,302
Due after 5 years through 10 years	571,025	604,077
Due after 10 years	325,232	343,075
	1,260,099	1,323,020
Mortgage-backed securities	590,015	600,763
Other structured securities	278,708	292,490
Total	$2,128,822	$2,216,273

At December 31, 2002 and 2001, investments in certificates of deposit and bonds, with an admitted asset value of $9,085,000 and 9,608,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Reconciliation of bonds from amortized cost to carrying value as of December 31, 2002 and 2001 is as follows:

	December 31
	2002	2001
	(In Thousands)

Amortized cost	$2,128,822	$2,062,432
Less nonadmitted bonds	5,589	1,654
Carrying value	$2,123,233	$2,060,778

Proceeds from the sale of investments in bonds and other fixed maturity interest securities were $1,723,620,000 and $706,078,000 in 2002 and 2001, respectively. Gross gains of $23,175,000 and $13,018,000 and gross losses of $39,535,000 and $7,978,000 during 2002 and 2001, respectively, were realized on those sales.

SLIC - 23

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Investments (continued)

Major categories of net investment income are summarized as follows:

	2002	2001
	(In Thousands)
Income:
Bonds	$146,536	$137,690
Mortgage loans	39,409	39,905
Policy loans	5,182	4,990
Other	365	6,314
Total investment income	191,492	188,899
Investment expenses	(10,874)	(13,312)
Net investment income	$180,618	$175,587

As part of its overall investment strategy, the Company has entered into agreements to purchase securities as follows:

	2002	2001
(In Thousands)
Investment purchase commitments	$81,676	$11,123

The Company entered into reverse dollar repurchase agreements to increase its return on investments and improve liquidity. Reverse dollar repurchase agreements involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The reverse dollar repurchase agreements are accounted for as short term collateralized financing and the repurchase obligation is reported in borrowed money. The repurchase obligation totaled $135,387,000 at December 31, 2002, The securities underlying these agreements are mortgage-backed securities with a book value and fair value of $134,246,000 at December 31, 2002. The securities have a weighted average coupon of 5.8% and have maturities ranging from December 2017 through December 2032. The primary risk associated with short-term collateralized borrowings is that the counterparty may be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments, which was not material at December 31, 2002. The Company believes the counterparties to the dollar roll agreements are financially responsible and that the counterparty risk is minimal.

SLIC - 24

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Investments (continued)

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in the near term. The proceeds are invested in new securities of intermediate durations. The terms of the reverse repurchase agreement call for payment of interest at a rate of 1.4%. The agreements mature prior to the end of January 2003. The amount due on these agreements included in borrowed money was $56,000,000 at December 31, 2002. The securities underlying these agreements are mortgage-backed securities with a book value and fair value of $68,552,000. The securities have a weighted average coupon of 6.5% and have a maturity of August 2032.

The maximum and minimum lending rates for long-term mortgage loans during 2002 were 7.7% and 4.7%. Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75.0% on commercial properties. As of December 31, 2002, the Company held no mortgages with interest more than 180 days overdue. Total interest due as of December 31, 2002, is $37,000.

5. Derivative Financial Instruments Held for Purposes Other than Trading

The Company enters into interest rate and currency contracts, including swaps, caps, floors, and options, to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows, which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

The derivatives are reported in a manner that is consistent with the hedged asset or liability. All derivatives are reported at amortized cost with the exception of the S&P Options. The S&P Options are reported at fair value since the liabilities that are being hedged are reported at fair value. The unrealized gains or losses from the S&P Options are reported in investment income. Upon termination of a derivative that qualified for hedge accounting, the gain or loss is deferred in IMR or adjusts the basis of the hedged item.

SLIC - 25

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

5. Derivative Financial Instruments Held for Purposes Other than Trading (continued)

Premiums paid for the purchase of interest rate contracts are included in other invested assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets.

Gains or losses realized as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives are recorded as investment income. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

SLIC - 26

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

5. Derivative Financial Instruments Held for Purposes Other than Trading (continued)

The table below summarizes the Company's interest rate contracts included in other invested assets at December 31, 2002 and 2001:
December 31, 2002
	Notional	Carrying	Fair
	Amount	Value	Value
(In Thousands)
Interest rate contracts:
Options owned	$ 51,000	$ 1,151	$ 1,151
Total derivatives	$ 51,000	$ 1,151	$ 1,151
December 31, 2001
	Notional	Carrying	Fair
	Amount	Value	Value
(In Thousands)
Interest rate contracts:
Swaps	$ 20,000	$ -	$ 824
Options owned	42,000	1,023	1,023
Total derivatives	$ 62,000	$ 1,023	$ 1,847
6. Concentrations of Credit Risk

The Company held less-than-investment-grade corporate bonds with an aggregate book value of $150,367,000 and $267,314,000 and an aggregate market value of $138,464,000 and $252,412,000 at December 31, 2002 and 2001, respectively. Those holdings amounted to 7.1% of the Company's investments in bonds and 4.9% of total admitted assets at December 31, 2002. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

The Company held unrated bonds of $79,044,000 and $107,617,000 with an aggregate NAIC market value of $80,614,000 and $106,401,000,000 at December 31, 2002 and 2001, respectively. The carrying value of these holdings amounted to 3.7% of the Company's investment in bonds and 2.6% of the Company's total admitted assets at December 31, 2002.

SLIC - 27

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

6. Concentrations of Credit Risk

At December 31, 2002, the Company's commercial mortgages involved a concentration of properties located in Pennsylvania (10.9%) and California (10.3%). The remaining commercial mortgages relate to properties located in 32 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $18,958,000.

7. Annuity Reserves

At December 31, 2002 and 2001, the Company's annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

December 31, 2002
Amount	Percent
(In Thousands)
Subject to discretionary withdrawal (with adjustment):
At book value less surrender charge	$ 1,521	3%
Subtotal	1,521	3
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	44,220	87
Not subject to discretionary withdrawal	5,290	10
Total annuity reserves and deposit fund liabilities before reinsurance	51,031	100%
Less reinsurance ceded	8,717
Net annuity reserves and deposit fund liabilities	$42,314

	December 31, 2001
	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
At book value less surrender charge	$ 1,882	5%
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	28,369	77
Not subject to discretionary withdrawal	6,410	18
Total annuity reserves and deposit fund liabilities before reinsurance	36,661	100%
Less reinsurance ceded	-
Net annuity reserves and deposit fund liabilities	$ 36,661

SLIC - 28

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

8. Employee Benefit Plans

The Company utilizes the employees of ING and its affiliates, primarily LOG. The benefit plan charges allocated to the Company were not significant for the years ended December 31, 2002 and 2001, respectively.

The Company has an unfunded noncontributory, nonqualified deferred compensation plan covering certain agents in the General Agency Sales Division.

9. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. All such policies are of a nonguaranteed return nature. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders. Separate account assets consist primarily of common stocks.

Premiums, deposits, and other considerations received for the years ended December 31, 2002 and 2001 were $25,219,000 and $30,061,000, respectively.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:
	2002	2001
	(In Thousands)
Transfers as reported in the summary of operations of the Separate Accounts Statement:
Transfers to separate accounts	$25,151	$31,395
Transfers from separate accounts	5,818	11,247
Net transfers to separate accounts	19,333	20,148
Reconciling adjustments:
Miscellaneous transfers	-	(60)
Transfers as reported in the Statement of Operations	$19,333	$ 20,088

SLIC - 29

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

9. Separate Accounts (continued)
	December 31
	2002	2001
	(In Thousands)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ -	$ -
At book value without market value adjustment less current surrender charge of 5% or more	51,148	59,560
At market value	-	-
At book value without market value adjustment less current surrender charge of less than 5%	10,194	13,884
Subtotal	61,342	73,444
Not subject to discretionary withdrawal	-	-
Total separate account aggregate reserves	$61,342	$73,444
10. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 2002, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $5,000,000.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Assumed premiums amounted to $22,000 and $14,000 for the years ended December 31, 2002 and 2001, respectively.

SLIC - 30

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

10. Reinsurance (continued)

The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	2002	2001
(In Thousands)
Premiums	$ 475,568	$ 32,313
Benefits paid or provided	39,335	41,989
Policy and contract liabilities at year end	639,223	167,075

Effective July 2, 2002, the Company entered into a reinsurance agreement with LOG. The Company ceded 100% of its "Home Service" life and accident and health insurance policies to LOG and LOG ceded certain life insurance policies to the Company. Both, the Texas Department of Insurance and the Georgia Department of Insurance have approved the agreement. At December 31, 2002, the Company had ceded net reserves of $438,339,000 relative to the agreement.

11. Federal Income Taxes

The Company files a consolidated federal income tax return with ING AIH, and other US affiliates. The method of tax allocation is governed by a written tax sharing agreement. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING AIH for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate.

The components of the net deferred tax asset (liability) at December 31 are as follows:

	December 31
	2002	2001
	(In Thousands)

Total gross deferred tax assets	$71,918	$84,111
Total deferred tax liabilities	(13,647)	(1,899)
Net deferred tax asset	58,271	82,212
Deferred tax asset nonadmitted	(45,685)	(69,630)
Net admitted deferred tax asset	12,586	12,582
Decrease (increase) in nonadmitted asset	$23,945	$ (17,931)

SLIC - 31

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

11. Federated Income Taxes (continued)
Significant components of income taxes incurred as of December 31 are:
	December 31
	2002	2001
	(In Thousands)
Federal tax expense on operations	$ 1,857	$ 8,169
Federal tax (benefit) expense on capital gains	(3,907)	91
Total current taxes incurred	$(2,050)	$ 8,260

The main components of deferred tax assets and deferred tax liabilities are as follows:
Deferred tax assets resulting from book/tax differences in:
	2002	2001
	(In Thousands)
Investments	$ 5,689	$ 5,162
Deferred acquisition costs	47,780	50,066
Insurance reserves	11,356	24,324
Unrealized loss on investments	2,686	1,236
Litigation reserve	2,916	3,301
Nonadmitted assets	1,205	-
Other	286	22
Total deferred tax assets	71,918	84,111
Deferred tax assets nonadmitted	(45,685)	(69,630)
Admitted deferred tax assets	$26,233	$14,481
Deferred tax liabilities resulting from book/tax differences in:
Insurance Reserves	$11,700	$ 96
Due & deferred premium	1,316	1,271
Investments	461	480
Other	170	52
Total deferred tax liabilities	13,647	1,899
Net admitted deferred tax asset	$12,586	$12,582

SLIC - 32

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

11. Federal Income Taxes (continued)

The change in net deferred income taxes is comprised of the following:

	December 31
	2002	2001	Change
	(In Thousands)
Total deferred tax assets	$71,918	$84,111	$(12,193)
Total deferred tax liabilities	13,647	1,899	11,748
Net deferred tax asset (liability)	$58,271	$82,212	(23,941)
Tax effect of items in surplus:
Unrealized gains (losses)			(1,449)
Change in nonadmitted assets			(1,205)
Change in net deferred income tax			$(26,595)

The provision for federal income tax expense and change in deferred taxes differs from the amount obtained by applying the statutory federal income tax rate to income (including capital losses) before income taxes for the following reasons:

Year Ended December 31, 2002 (In Thousands)
Ordinary income	$57,597
Capital gains (losses)	(12,313)
Total pre-tax book income	45,284
Provision computed at statutory rate	15,849
Interest maintenance reserve	(1,987)
Refinement of deferred tax balances	10,459
Other	224
Total	24,545
Federal income taxes incurred	(2,050)
Change in net deferred income taxes	26,595
Total statutory income taxes	$24,545

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $12,390,000 and $23,300,000 from 2002 and 2001, respectively.

Under the inter-company tax sharing agreement, the Company has a receivable from ING AIH of $34,632,000 and $18,689,000 for federal income taxes as of December 31, 2002 and 2001, respectively.

SLIC - 33

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

12. Capital and Surplus

Under Texas insurance regulations, the Company is required to maintain a minimum total capital and surplus of $1,500,000. Without prior approval of the Texas Insurance Commissioner ("Commissioner"), dividends to shareholders are limited by the laws of the Company's state of incorporation. Dividends, whose fair market value together with that of other dividends or distributions made within the preceding twelve months, may not exceed the greater of 10 percent of such insurer's surplus as regards policyholders as of the 31st day of December next preceding, but shall not include pro rata distributions of any class of the insurer's own securities. The Company declared regular dividends of $31,300,000 and $5,000,000 in 2002 and 2001, respectively. An extraordinary dividend of $88,700,000 was also declared in December 2002 and was recorded as dividends payable at December 31, 2002. Dividends declared in 2001 were paid in January 2002. The Company may not pay a dividend in 2003 without prior approval from the Commissioner.

The Company had no special surplus funds at December 31, 2002.

13. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

SLIC - 34

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

13. Fair Values of Financial Instruments (continued)

The carrying amounts and fair values of the Company's financial instruments are summarized as follows:
	December 31
	2002		2001
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In Thousands)
Assets:
Bonds	$2,123,233	$ 2,216,272	$2,060,778	$2,082,611
Preferred stocks	102	102	138	138
Unaffiliated common stocks	88	88	161	161
Mortgage loans	505,343	573,538	482,113	510,631
Policy loans	63,708	63,708	87,663	85,356
Derivative securities	1,151	1,151	1,023	1,847
Short -term investments	154,640	154,640	12,103	12,103
Cash	(208)	(208)	92,998	92,998
Other invested assets	17,536	17,536	37,694	37,694
Separate account assets	77,841	77,841	92,257	92,257

Liabilities:
Individual annuities	10,214	10,214	13,345	13,345
Policy holder funds	20,445	22,721	16,802	16,802
Separate account Liabilities	77,841	77,841	92,257	92,257
The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash and short-term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Fixed maturities and equity securities: The fair values for bonds, preferred stocks and common stocks, reported herein, are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 0% and 15% over the total portfolio. Fair values determined on this basis can differ from values published by the NAIC Securities Valuation Office. Fair value as determined by the NAIC as of December 31, 2002 and 2001 is $2,134,787,000 and $2,063,206,000, respectively.

SLIC - 35

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

13. Fair Values of Financial Instruments (continued)

Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk.

Derivative financial instruments: Fair values for on-balance-sheet derivative financial instruments (caps, options and floors) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.

Other investment-type insurance contracts: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender values. The carrying values of other policyholder liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies, and premium deposits, approximate their fair values.

The carrying value of all other financial instruments approximates their fair value.

14. Commitments and Contingencies

The Company is a party to threatened or pending lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of pending lawsuits, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the Company's operations or financial position.

The Company is involved in regulatory market conduct examinations regarding its historical premium practices. The Company has reached an agreement to resolve these market conduct examinations with regulators. It also has agreed to a settlement with a nationwide class of Industrial Life insurance policyholders to resolve any claims they may have regarding its historical premium setting practices. All estimated costs of settlement, including attorneys' fees, are included in current litigation reserves. This agreement is subject to court approval.

SLIC - 36

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

14. Commitments and Contingencies (continued)

The Company leases office space under various noncancelable operating lease agreements that expire through September 2003. Rental expense for 2002 and 2001 was approximately $8,000.

At December 31, 2002, the minimum aggregate rental commitments are as follows:
Operating Leases
Year	(In Thousands)

1-2003	$12
2-2004	-
3-2005	-
4-2006	-
5-2007	-
Thereafter	-

15. Financing Agreements

The Company maintains a revolving loan agreement with SunTrust Bank, Atlanta ("SunTrust Bank"). Under this agreement, which expires July 31, 2003, the Company can borrow up to $75,000,000 from SunTrust Bank. Interest on any of the Company's borrowing accrues at an annual rate equal to the cost of funds for SunTrust Bank for the period applicable for the advance plus 0.225% or a rate quoted by SunTrust Bank to the Company for the borrowing. Under this agreement, the Company incurred interest expense of $25,000 for the year ended December 31, 2002. At December 31, 2002, the Company had no amounts payable to SunTrust Bank.

The Company also maintains a revolving loan agreement with Bank of New York, New York ("Bank of NY"). Under this agreement, the Company can borrow up to $75,000,000 from the Bank of NY. Interest on any borrowing accrues at an annual rate equal to the cost of funds for the Bank of NY for the period applicable for the advance plus 0.225% or a rate quoted by the Bank of NY to the Company for the borrowing. Under this agreement, the Company incurred interest expense of $23,000 for the year ended December 31, 2002. At December 31, 2002, the Company had no amounts payable to the Bank of NY.

SLIC - 37

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

16. Related Party Transactions

Affiliates

Management and service contracts and all cost sharing arrangements with other affiliated ING US Life Insurance Companies are allocated among companies in accordance with normal, generally accepted expense and cost allocation methods.

Inter-insurer Services Agreement: The Company has entered into a services agreement with certain of its affiliated insurance companies in the United States ("affiliated insurers") whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting and other services to each other. Net amount paid under these agreements was $33,651,000 and $39,393,000 for the year ended December 31, 2002 and 2001, respectfully.

Investment Management: The Company has entered into an investment advisory agreement and an administrative services agreement with ING Investment Management, LLC ("IIM") under which IIM provides the Company with investment management and asset liability management services. Total fees under the agreement were approximately $6,089,000 and $4,345,000 for the year ended December 31, 2002 and 2001, respectfully.

Revolving Loan Agreement: The Company maintains a revolving loan agreement with ING AIH to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which expires September 1, 2007, the Company can borrow up to $14,100,000 from ING AIH. Interest on any of the Company's borrowings is charged at the rate of ING AIH's cost of funds for the interest period plus 0.15%. Under this agreement, the Company incurred interest expense of $18,000 for the year ended December 31, 2002. At December 31, 2002, the Company had no amounts payable to ING AIH.

Tax Sharing Agreements: The Company has entered into federal tax sharing agreements with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax or other tax return on a consolidated, combined or unitary basis.

SLIC - 38

Southland Life Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

16. Related Party Transactions (continued)

Reinsurance Agreement: Effective July 2, 2002, the Company entered into a reinsurance agreement with LOG. The Company ceded 100% of its "Home Service" life and accident and health insurance policies to LOG and LOG ceded certain life insurance policies to the Company. Both, the Texas Department of Insurance and the Georgia Department of Insurance have approved the agreement. At December 31, 2002, the Company had ceded net reserves of $438,339,000 relative to the agreement.

Service Agreement with ING Financial Advisers, LLC: The Company has entered into a services agreement with ING Financial Advisors, LLC ("ING FA") to provide certain administrative, management, professional advisory, consulting and other services to the Company for the benefit of its customers. Charges for these services are to be determined in accordance with fair and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company. The Company will reimburse ING FA for direct and indirect costs incurred on behalf of the Company.

17. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state.

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state. The Company has estimated this liability to be $643,000 and $1,143,000 as of December 31, 2002 and 2001, respectively, and has recorded a reserve. The Company has also recorded an asset of $337,000 and $919,000 as of December 31, 2002 and 2001, respectively, for future credits to premium taxes for assessments already paid.

18. Regulatory Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2002, the Company meets the RBC requirements.

SLIC - 39

SOUTHLAND LIFE INSURANCE COMPANY
Financial Statements - Statutory Basis
Years ended December 31, 2003 and 2002

Contents

Page
Report of Independent Auditors	SLIC - 2

Audited Financial Statements - Statutory Basis

Balance Sheets - Statutory Basis	SLIC - 4
Statements of Operations - Statutory Basis	SLIC - 6
Statements of Changes in Capital and Surplus - Statutory Basis	SLIC - 7
Statements of Cash Flows - Statutory Basis	SLIC - 8
Notes to Financial Statements - Statutory Basis	SLIC - 9

SLIC - 1

Report of Independent Auditors

Board of Directors and Stockholder
Southland Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Southland Life Insurance Company ("the Company"), a wholly owned subsidiary of ING America Insurance Holdings, Inc., as of December 31, 2003 and 2002, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Department of Regulatory Agencies of the State of Texas ("Texas Department of Insurance"), which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

SLIC - 2

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Southland Life Insurance Company at December 31, 2003 and 2002 or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southland Life Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance.

/s/ Ernst & Young

March 22, 2004

SLIC - 3

SOUTHLAND LIFE INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2003	2002
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$ 2,355,490	$ 2,123,233
Preferred stocks	102	102
Common stocks	240	88
Mortgage loans	504,137	505,343
Contract loans	64,258	63,708
Other invested assets	56,850	17,536
Cash and short-term investments	28,622	154,432
Total cash and invested assets	3,009,699	2,864,442

Deferred and uncollected premiums, less loading
(2003- $560 and 2002- $446)	3,880	4,114
Accrued investment income	32,722	28,752
Reinsurance balances recoverable	19,191	4,747
Indebtedness from related parties	-	1,167
Federal income tax recoverable (including $14,261 and $12,586 net deferred
tax assets at December 31, 2003 and 2002, respectively)	14,261	34,632
Separate account assets	100,042	77,841
Other assets	477	337
Total admitted assets	$ 3,180,272	$ 3,016,032

The accompanying notes are an integral part of these financial statements.

SLIC - 4
SOUTHLAND LIFE INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2003	2002
	(In Thousands,
	except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 2,725,954	$ 2,441,080
Deposit type contracts	20,253	20,408
Policyholders' funds	30	37
Dividends payable	12	12
Unpaid claims	11,479	9,512
Total policy and contract liabilities	2,757,728	2,471,049

Interest maintenance reserve	24,425	10,541
Accounts payable and accrued expenses	11,919	16,691
Reinsurance balances due	13,268	26,369
Federal income tax payable	2,426	-
Indebtedness to related parties	10,637	-
Contingency reserve	8,092	8,332
Asset valuation reserve	17,143	11,018
Borrowed money	110,030	191,619
Dividends payable	-	88,700
Other liabilities	(12,142)	(10,998)
Separate account liabilities	100,042	77,841
Total liabilities	3,043,568	2,891,162

Capital and surplus:
Common stock: $3.00 par value; authorized 2,550,000 shares;
issued and outstanding 2,500,000 shares	7,500	7,500
Paid-in and contributed surplus	89,900	69,900
Unassigned surplus	39,304	47,470
Total capital and surplus	136,704	124,870
Total liabilities and capital and surplus	$ 3,180,272	$ 3,016,032

The accompanying notes are an integral part of these financial statements.

SLIC - 5

Southland Life Insurance Company
Statements of Operations - Statutory Basis

	Year ended December 31
	2003	2002
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 336,089	$ 119,378
Net investment income	171,742	180,618
Amortization of interest maintenance reserve	6,312	5,677
Commissions, expense allowances and reserve adjustments on
reinsurance ceded	14,590	30,613
Other revenues	13,794	15,375
Total premiums and other revenues	542,527	351,661
Benefits paid or provided:
Death benefits	52,945	49,076
Annuity benefits	1,223	2,531
Surrender benefits	71,870	74,446
Interest on policy or contract funds	961	(874)
Accident and health benefits	249	225
Other benefits	204	1,315
Increase in life, annuity, and accident and health reserves	284,873	50,557
Net transfers to separate accounts	9,768	19,333
Total benefits paid or provided	422,093	196,609
Insurance expenses:
Commissions	47,363	48,433
General expenses	24,480	35,559
Insurance taxes, licenses and fees, excluding federal income taxes	10,445	11,472
Other expenses	-	1,963
Total insurance expenses	82,288	97,427
Gain from operations before policyholder dividends, federal income taxes
and net realized capital losses	38,146	57,625
Dividends to policyholders	11	28
Gain from operations before federal income taxes and net realized
capital losses	38,135	57,597
Federal income tax expense	25,214	1,857
Gain from operations before net realized capital losses	12,921	55,740
Net realized capital losses, net of income tax expense (benefit) 2003 - $9,868 and 2002 - ($3,907); and excluding net transfers to the interest maintenance
reserve 2003 - $20,196 and 2002- $498	(6,572)	(8,904)
Net income	$ 6,349	$ 46,836
The accompanying notes are an integral part of these financial statements.

SLIC - 6
Southland Life Insurance Company
Statements of Changes in Capital and Surplus - Statutory Basis

	Year ended December 31
	2003	2002
	(In Thousands)
Common stock:
Balance at beginning and end of year	$ 7,500	$ 7,500
Paid-in and contributed surplus:
Balance at beginning of year	69,900	69,900
Capital contribution	20,000	-
Balance at end of year	89,900	69,900
Unassigned surplus:
Balance at beginning of year	47,470	56,140
Net income	6,349	46,836
Change in net unrealized capital gains or losses	2,522	(4,143)
Change in nonadmitted assets	(20,582)	40,597
Change in liability for reinsurance in unauthorized companies	(1,700)	(45)
Change in asset valuation reserve	(6,125)	3,876
Change in net deferred income tax	16,437	(23,941)
Change in surplus as a result of reinsurance, net of tax	(5,067)	48,150
Dividends to stockholder	-	(120,000)
Balance at end of year	39,304	47,470
Total capital and surplus	$ 136,704	$ 124,870

The accompanying notes are an integral part of these financial statements.

SLIC - 7

Southland Life Insurance Company
Statements of Cash Flows - Statutory Basis
	Year ended December 31
	2003	2002
	(In Thousands)
Operations
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$ 336,450	$ 119,739
Net investment income received	174,923	179,164
Commissions, expenses paid and miscellaneous expenses	(88,943)	(92,358)
Benefits paid	(136,754)	(126,019)
Net transfers to separate accounts	(12,315)	(16,873)
Dividends paid to policyholders	(11)	(32)
Federal income taxes (paid) received	(10,611)	15,887
Other revenues	31,587	40,385
Net cash provided by operations	294,326	119,893

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	3,207,742	4,407,921
Preferred stocks	-	76
Real estate	-	2,600
Mortgage loans	64,037	56,342
Other invested assets	3,115	2,200
Miscellaneous proceeds	-	22,518
Net proceeds from sales, maturities, or repayments of investments	3,274,894	4,491,657
Cost of investments acquired:
Bonds	3,419,101	4,484,760
Mortgage loans	62,715	80,337
Real estate	-	2,475
Other invested assets	2,465	5,086
Miscellaneous applications	41,338	140,164
Total cost of investments acquired	3,525,619	4,712,822
Net change in contract loans	(550)	25,112
Net cash used in investment activities	(251,275)	(196,053)
Financing and miscellaneous activities
Cash provided:
Capital and surplus paid-in	20,000	48,150
Borrowed money, net	(81,575)	144,394
Net deposits on deposit-type contract funds	2,670
Other uses	(21,256)	(30,753)
Dividends to stockholder	(88,700)	(36,300)
Net cash (used in) provided by financing and miscellaneous activities	(168,861)	125,491
Net (decrease) increase in cash and short-term investments	(125,810)	49,331
Cash and short-term investments:
Beginning of year	154,432	105,101
End of year	$ 28,622	$ 154,432
The accompanying notes are an integral part of these financial statements.
SLIC - 8

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

1. Nature of Operations and Significant Accounting Policies

Southland Life Insurance Company (the "Company") is a wholly owned, Texas domiciled subsidiary of ING America Life Corporation (the "Parent"), which is a wholly owned subsidiary of ING America Insurance Holdings, Inc. ("ING AIH"). The Parent has another insurance subsidiary, Life Insurance Company of Georgia ("LOG"), in addition to a minor non-insurance subsidiary.

The Company's market focus is on the middle-income consumer. The life insurance products offered address retirement accumulation, wealth transfer and estate planning, and death protection needs. Products include universal life, survivorship and traditional life insurance and products with low expense loads to institutional and individual customers. Operations are conducted through independent producers. An increasing portion of the Company's business is no-load products, sold to individuals, by fee-based financial planners, businesses and institutions. The Company is presently licensed in forty-nine states (all states except New York), the District of Columbia, and Puerto Rico.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance, which practices differ from accounting principles generally accepted in the United States ("GAAP"). The most significant variances from GAAP are as follows:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in stockholder's equity for those designated as available-for-sale.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is written down to the value of the undiscounted cash flows. For GAAP, assets are re-evaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book. The asset is then written down to fair value.

SLIC - 9

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

SSAP 31 applies to derivative transactions prior to January 1, 2003. The Company also follows the newly adopted hedge accounting guidance in SSAP 86 for derivative transactions entered into or modified on or after January 1, 2003. Under this guidance, derivatives that are deemed effective hedges are accounted for in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder's equity rather than to income as required for fair value hedges.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the Securities Valuation Office of the NAIC ("SVO").

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes.

Valuation Reserves: The asset valuation reserve ("AVR") is determined by a NAIC-prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of unassigned surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed-income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets.

Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and credit impairments are charged to income when there has been a decline in value deemed other than temporary.

SLIC - 10

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. In deposit accounting, premiums are credited to an appropriate policy reserve account, without recognizing premium income.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners' Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive

SLIC - 11

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Nonadmitted Assets: Certain assets designated as "nonadmitted," principally deferred federal income tax assets, disallowed interest maintenance reserves, non-operating software, past-due agents' balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are non-admitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

SLIC - 12

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

Statements of Cash Flows: Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

Reconciliation to GAAP

The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investment instruments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher-risk asset backed securities, which are valued using the prospective method. The Company has elected to use the book value as of January 1, 1994, as the cost for applying the retrospective method to securities purchased prior to that date where historical cash flows are not readily available.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the SVO.

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes.

The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis. Management considers the length of the time and the extent to which the market value has been less than cost, the financial condition and near-term prospects of the

SLIC - 13

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

issuer, future economic conditions and market forecasts, and the Company's intent and ability to retain the investment in the issuer for a period of time sufficient to allow for recovery in market value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred.

The Company uses options as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

S&P Options are reported at fair value since the liabilities that are being hedged are reported at fair value. The unrealized gains or losses from the S&P Options are reported in investment income. Upon termination of a derivative that qualified for hedge accounting, the gain or loss is deferred in IMR or adjusts the basis of the hedged item.

Mortgage loans are reported at amortized cost, less allowance for impairments.

Contract loans are reported at unpaid principal balances.

For reverse dollar repurchase agreements, Company policies require a minimum of 95% of the fair value of securities posted as collateral under reverse agreements to be maintained. Cash collateral received is invested in short-term investments and the offsetting liability is included in miscellaneous liabilities.

Reverse dollar repurchase agreements are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

Short-term investments are reported at amortized cost. Short-term investments include investments with maturities of less than one year at the date of acquisition.

Partnership interests, which are included in other invested assets, are reported at the underlying audited GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis.

SLIC - 14

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

Cash on hand includes cash equivalents. Cash equivalents are short-term investments that are both readily convertible to cash and have an original maturity date of three months or less.

Aggregate Reserve for Life Policies and Contracts

Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2.25% to 6.00%.

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company's practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in the valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium-paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Texas Department of Insurance, is $192,115,000 at December 31, 2003. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $2,153,000 at December 31, 2003. The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with Statements of Statutory Accounting Principles ("SSAP") Number 54, Individual and Group Accident and Health Contracts.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

SLIC - 15

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Participating Insurance

Participating business approximates less than 1% of the Company's ordinary life insurance in force and 1% of premium income. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Policyholder dividends of $11,000 and $28,000 were incurred in 2003 and 2002, respectively.

Nonadmitted Assets

Nonadmitted assets are summarized as follows:

	December 31
	2003	2002
	(In Thousands)
Deferred federal income taxes	$ 59,090	$ 45,685
Debit suspense	7,220	-
Agents' debit balances	3,128	3,159
Other	68	80
Total nonadmitted assets	$ 69,506	$ 48,924

Changes in nonadmitted assets are generally reported directly in unassigned surplus as an increase or decrease in nonadmitted assets. The change in unrealized capital gains and losses is reported directly in unassigned surplus as a change in unrealized capital gains or losses.

SLIC - 16

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

Claims and Claims Adjustment Expenses

Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2003. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claims payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31, 2003.

Cash Flow Information

Cash and short-term investments include cash on hand, demand deposits and short-term fixed maturity instruments with a maturity of less than one year at date of acquisition.

The Company borrowed and repaid $259,250,000 in 2003 and borrowed and repaid $605,590,000 during 2002. These borrowings were on a short-term basis, at an interest rate that approximated current money market rates and excludes borrowings from dollar roll transactions. Interest paid on borrowed money was $15,000 and $66,000 during 2003 and 2002, respectively.

Separate Accounts

Separate account assets and liabilities held by the Company represent funds held for the benefit of the Company's variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders' account values. The assets and liabilities of these accounts are carried at fair value.

Reserves related to the Company's mortality risk associated with these policies are included in life and annuity reserves. The operations of the separate accounts are not included in the accompanying statements of operations.

Reclassifications

Certain prior year amounts in the Company's statutory basis financial statements have been reclassified to conform to the 2003 financial statement presentation.

SLIC - 17

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

2. Permitted Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the State of Texas. The Texas Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Texas for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the Texas Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the state of Texas. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Texas Department of Insurance. As of December 31, 2003 and 2002, the Company had no such permitted accounting practices.

SLIC - 18

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

3. Investments
The amortized cost and fair value of bonds and equity securities are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2003:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 9,509	$ 714	$ 49	$ 10,174
States, municipalities,
and political subdivisions	2,400	17	161	2,256
Public utilities securities	244,269	18,176	2,230	260,215
Foreign government	76,441	1,831	935	77,337
Corporate securities	1,338,666	69,767	10,368	1,398,065
Mortgage-backed securities	443,858	4,654	1,075	447,437
Commercial mortgage-backed securities	96,711	8,944	486	105,169
Other structured securities	146,514	5,357	6,154	145,717
Total fixed maturities	2,358,368	109,460	21,458	2,446,370
Preferred stocks	102	-	-	102
Common stocks	-	240	-	240
Total equity securities	102	240	-	342
Total	$ 2,358,470	$ 109,700	$ 21,458	$ 2,446,712
At December 31, 2002:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 106,329	$ 1,029	$ 19	$ 107,339
States, municipalities,
and political subdivisions	18,737	438	-	19,175
Public utilities securities	142,092	7,900	1,260	148,732
Foreign other	74,293	3,732	2,569	75,456
Foreign government	8,578	238	10	8,806
Corporate securities	910,070	60,947	7,505	963,512
Mortgage-backed securities	590,015	11,194	446	600,763
Other structured securities	278,708	25,183	11,401	292,490

Total fixed maturities	2,128,822	110,661	23,210	2,216,273
Preferred stocks	102	-	-	102
Common stocks	-	88	-	88
Total equity securities	102	88	-	190
Total	$ 2,128,924	$ 110,749	$ 23,210	$ 2,216,463

SLIC - 19

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

As of December 31, 2003, the aggregate market values of debt securities with unrealized losses and the time period that cost exceeded market value are as follows:

More than 6
months and less
	Less than 6	than 12 months	More than 12
	months below cost	below cost	months below cost	Total
(In Thousands)
Fair value	$ 279,058	$ 214,375	$ 41,985	$ 535,418
Unrealized loss	4,792	10,180	6,486	21,458

Of the losses more than 6 months and less than 12 months in duration of $10,180,000, there were $2,542,000 in unrealized losses that are primarily related to interest rate movement or spread widening for other than credit-related reasons. Business and operating fundamentals are performing as expected. The remaining unrealized losses of $7,638,000 as of December 31, 2003 included the following significant items:

$1,519,000 of unrealized losses related to mortgage-backed and structured securities reviewed for impairment under the guidance prescribed by SSAP 43 Loan-backed and Structured Securities. This category includes U.S. government-backed securities, principal protected securities and structured securities which did not have an adverse change in cash flows for which the fair value was $63,277,000.

$2,966,000 of unrealized losses related to the energy/utility industry, for which the fair value was $51,899,000. During 2003, the energy sector recovered due to a gradually improving economic picture and the lack of any material accounting irregularities similar to those experienced in the prior two years. Current analysis indicates debt will be serviced in accordance with the contractual terms.

$2,566,000 of unrealized losses related to non-domestic issues, with no unrealized loss exposure per country in excess of $1,084,000 for which the fair value was $33,425,000. Credit exposures are well diversified in these markets including banking, metals, food, and beverage companies.

$587,000 of unrealized losses related to the telecommunications/cable/media industry, for which the fair value was $7,385,000. During 2003, the sector recovered somewhat due to a gradually improving economy and reduced investor concern with management decisions even though it remains challenged by over capacity. Exposure is primarily focused in the largest and most financially secure companies in the sector.

SLIC - 20

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

Of the unrealized losses more than 12 months in duration of $6,486,000, there were $5,169,000 of unrealized losses related to mortgage-backed and structured securities reviewed for impairment under the guidance prescribed by SSAP 43 Loan-backed and Structured Securities. This category includes U.S. government-backed securities, principal protected securities and structured securities which did not have an adverse change in cash flows for which the fair value was $28,342,000. The remaining unrealized losses of $1,317,000 as of December 31, 2003 included the following significant items:

$216,000 of unrealized losses related to the airline industry, for which the fair value was $4,080,000. During 2003, the airline industry continued to suffer from decreased passenger volumes and a gradually improving economy. The majority of the airline investments are comprised of Enhanced Equipment Trust Certificates ("EETC"). Current analysis indicates the specific collateral backing EETC investments is predominantly represented by newer models that are expected to be retained as individual airlines reduce their fleets.

$855,000 of unrealized losses related to the energy/utility industry, for which the fair value was $8,169,000. During 2003, the energy sector recovered due to a gradually improving economic picture and the lack of any material accounting irregularities similar to those experienced in the prior two years. Current analysis indicates that the debt will be serviced in accordance with the contractual terms.

The remaining unrealized losses totaling $246,000 relate to a fair value of $1,394,000.

The amortized cost and fair value of investments in bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value
	(In Thousands)
Maturity:
Due in 1 year or less	$ 18,189	$ 18,447
Due after 1 year through 5 years	416,692	437,047
Due after 5 years through 10 years	794,658	833,534
Due after 10 years	441,746	459,019
Total maturities	1,671,285	1,748,047
Mortgage-backed securities	443,858	447,437
Commercial mortgage-backed securities	96,711	105,169
Other asset-backed securities	146,514	145,717
Total	$ 2,358,368	$ 2,446,370

SLIC - 21

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

At December 31, 2003 and 2002, investments in certificates of deposit and bonds, with an admitted asset value of $10,063,000 and $9,085,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Reconciliation of bonds from amortized cost to carrying value as of December 31, 2003 and 2002 is as follows:

	December 31
	2003	2002
	(In Thousands)
Amortized cost	$ 2,358,368	$ 2,128,822
Less nonadmitted bonds	2,878	5,589
Carrying value	$ 2,355,490	$ 2,123,233

Proceeds from the sale of investments in bonds and other fixed maturity interest securities were $1,993,423,000 and $2,738,471,000 in 2003 and 2002, respectively. Gross gains of $41,810,000 and $36,767,000 and gross losses of $10,021,000 and $40,154,000 during 2003 and 2002, respectively, were realized on those sales.

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2003	2002
	(In Thousands)
Income:
Bonds	$ 135,779	$ 146,536
Mortgage loans	39,859	39,409
Contract loans	3,656	5,182
Other	3,306	365
Total investment income	182,600	191,492
Investment expenses	(10,858)	(10,874)
Net investment income	$ 171,742	$ 180,618

As part of its overall investment strategy, the Company has entered into agreements to purchase securities as follows:

	December 31
	2003	2002
	(In Thousands)
Investment purchase commitments	$ 25,959	$ 81,676

SLIC - 22

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

The Company entered into reverse dollar repurchase agreements to increase its return on investments and improve liquidity. Reverse dollar repurchase agreements involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The reverse dollar repurchase agreements are accounted for as short term collateralized financing and the repurchase obligation is reported in borrowed money. The repurchase obligation totaled $89,626,000 and $135,601,000 at December 31, 2003 and 2002, respectively. The securities underlying these agreements are mortgage-backed securities with a book value of $88,908,000 and $134,246,000 and fair value of $89,840,000 and $136,380,000 at December 31, 2003 and 2002, respectively. The securities have a weighted average coupon rate of 5.8% and have maturities ranging from December 2018 through December 2033. The primary risk associated with short-term collateralized borrowings is that the counterparty may be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments, which was not material at December 31, 2003. The Company believes the counterparties to the reverse dollar repurchase agreements are financially responsible and that the counterparty risk is minimal.

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in the near term. The proceeds are invested in new securities of intermediate durations. The terms of the reverse repurchase agreement call for payment of interest at a rate of 1.07%. The agreements mature prior to the end of January 2004. The amount due on these agreements included in borrowed money was $20,400,000 and $56,000,000 at December 31, 2003 and 2002, respectively. The securities underlying these agreements are mortgage-backed securities with a book value of $20,562,000 and $58,404,000 and fair value of $20,756,000 and $59,009,000 at December 31, 2003 and 2002, respectively. The securities have a weighted average coupon of 5.0% and have a maturity of December 2033.

The maximum and minimum lending rates for long-term mortgage loans during 2003 were 7.75% and 4.74%, respectively. Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 76.0% on commercial properties. As of December 31, 2003, the Company held no mortgages with interest more than 180 days overdue. Total interest due as of December 31, 2003 and 2002, is $33,000 and $37,000, respectively.

SLIC - 23

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's return on the investment portfolio or to manage interest rate risk. The table below summarizes the number of transactions, book value, and the gain/loss of the Company's financial instruments with securities sold and reacquired within 30 days of the sale date:

			Cost of
	Number of		Securities
	Transactions	Book Value	Repurchased	Gains
NAIC 4	1	$ 1,000,000	$ 4,000,000	$ 47,500
NAIC 6	1	100,422	100,422	-

4. Derivative Financial Instruments Held for Purposes Other than Trading

The Company may utilize derivative financial instruments to reduce and manage risks, which may include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows, which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

The Company uses S&P options to hedge against an increase in the S&P Index. Such increase results in increased reserve liabilities. The change in the value of the options offsets this expense. The options are accounted for in a consistent manner with the underlying reserve liabilities. Both are carried at fair value with the change in value recorded in the statement of operations. If the options mature in the money, the amount received is recorded in income.

The Company is exposed to credit loss in the event of nonperformance by counterparties on S&P options, however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

SLIC - 24

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

The table below summarizes the Company's derivative contracts included in other invested assets at December 31, 2003 and 2002:

	Notional	Carrying	Fair
	Amount	Value	Value
(In Thousands)
December 31, 2003
S&P options owned	$ 42,000	$ 4,025	$ 4,025

Total derivatives	$ 42,000	$ 4,025	$ 4,025
December 31, 2002
S&P options owned	$ 51,000	$ 1,151	$ 1,151
Total derivatives	$ 51,000	$ 1,151	$ 1,151

5. Concentrations of Credit Risk

The Company held less-than-investment-grade corporate bonds with an aggregate book value of $238,007,000 and $150,367,000 and an aggregate market value of $249,510,000 and $138,464,000 at December 31, 2003 and 2002, respectively. Those holdings amounted to 10.1% of the Company's investments in bonds and 7.7% of total admitted assets at December 31, 2003. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

The Company held unrated bonds of $68,326,000 and $79,044,000 with an aggregate NAIC market value of $66,694,000 and $80,614,000 at December 31, 2003 and 2002, respectively. The carrying value of these holdings amounted to 2.9% of the Company's investment in bonds and 2.2% of the Company's total admitted assets at December 31, 2003.

At December 31, 2003, the Company's commercial mortgages involved a concentration of properties located in Pennsylvania (12.1%) and California (11.0%). The remaining commercial mortgages relate to properties located in 31 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $12,300,000.

SLIC - 25

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

6. Annuity Reserves

At December 31, 2003 and 2002, the Company's annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
December 31, 2003
Subject to discretionary withdrawal (with adjustment):
At book value less surrender charge	$ 54	0.1%

Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	46,857	90.9
Not subject to discretionary withdrawal	4,613	9.0
Total annuity reserves and deposit fund liabilities
before reinsurance	51,524	100.0%
Less reinsurance ceded	11,761
Net annuity reserves and deposit fund liabilities	$ 39,763
December 31, 2002
Subject to discretionary withdrawal (with adjustment):
At book value less surrender charge	$ 1,521	3.0%
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	44,220	86.6
Not subject to discretionary withdrawal	5,290	10.4
Total annuity reserves and deposit fund liabilities
before reinsurance	51,031	100.0%
Less reinsurance ceded	8,717
Net annuity reserves and deposit fund liabilities	$ 42,314

7. Employee Benefit Plans
The Company utilizes the employees of ING and its affiliates. The benefit plan charges allocated to the Company were not significant for the years ended December 31, 2003 and 2002.

The Company has an unfunded, noncontributory, nonqualified deferred compensation plan covering certain agents in the General Agency Sales Division.

SLIC - 26

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

8. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. All such policies are of a nonguaranteed return nature. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders. Separate account assets consist of investments in mutual funds.

Premiums, deposits, and other considerations received for the years ended December 31, 2003 and 2002 were $22,076,000 and $25,219,000, respectively.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year ended December 31
	2003	2002
	(In Thousands)
Transfers as reported in the Summary of Operations
of the Separate Accounts Statement:
Transfers to separate accounts	$ 22,197	$ 25,151
Transfers from separate accounts	(12,429)	(5,818)
Net transfers to separate accounts	9,768	19,333
Transfers as reported in the Statement of Operations	$ 9,768	$ 19,333

SLIC - 27

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

The general nature and characteristics of the separate accounts business follows:

Nonguaranteed
Separate
Accounts
(In Thousands)
December 31, 2003
Premium, consideration or deposits for year ended December 31, 2003	$ 22,076
Reserves for accounts with assets at:
Fair value	$ 80,843
Total reserves	$ 80,843
Reserves for separate accounts by withdrawal characteristics:
Subject to descretionary withdrawal:
At book value without market value adjustment
less current surrender charge of 5% or more	$ 71,253
At book value without market value adjustment
less current surrender charge of less than 5%	9,590
Total separate account aggregate reserves	$ 80,843
December 31, 2002
Premium, consideration or deposits for year ended December 31, 2002	$ 25,219
Reserves for accounts with assets at:
Fair value	$ 61,342
Total reserves	$ 61,342
Reserves for separate accounts by withdrawal characteristics:
Subject to descretionary withdrawal:
At book value without market value adjustment
less current surrender charge of 5% or more	$ 51,148
At book value without market value adjustment
less current surrender charge of less than 5%	10,194
Total separate account aggregate reserves	$ 61,342

9. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

SLIC - 28

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

Assumed premiums amounted to $12,000 and $22,000 for the years ended December 31, 2003 and 2002, respectively.

The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	December 31
	2003	2002
	(In Thousands)
Premiums	$ 68,133	$ 475,568
Benefits paid or provided	75,158	39,335
Policy and contract liabilities at year end	670,713	639,223

10. Federal Income Taxes

The Company files a consolidated federal income tax return with ING AIH, and other US affiliates. The method of tax allocation is governed by a written tax sharing agreement. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING AIH for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate.

The components of the net deferred tax asset (liability) are as follows:

	December 31
	2003	2002
	(In Thousands)
Total deferred tax assets	$ 85,637	$ 71,918
Total deferred tax liabilities	(12,286)	(13,647)
Net deferred tax asset	73,351	58,271
Deferred tax asset nonadmitted	(59,090)	(45,685)
Net admitted deferred tax asset	$ 14,261	$ 12,586
Increase (decrease) in nonadmitted asset	$ (13,405)	$ 23,945

SLIC - 29

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2003	2002
	(In Thousands)
Federal taxes on operations	$ 25,214	$ 1,857
Federal taxes on capial gains	9,868	(3,907)
Total current taxes incurred	$ 35,082	$ (2,050)

The main components of deferred tax assets and deferred tax liabilities are as follows:

	December 31
	2003	2002
	(In Thousands)
Deferred tax assets resulting from book/tax differences in:
Deferred acquisition costs	$ 48,391	$ 47,780
Insurance reserves	25,757	11,356
Investments	3,231	5,689
Nonadmitted assets	3,717	1,205
Unrealized loss on investments	675	2,686
Litigation accruals	2,832	2,916
Other	1,034	286
Total deferred tax assets	85,637	71,918

Deferred tax assets nonadmitted	(59,090)	(45,685)
Admitted deferred tax assets	26,547	26,233
Deferred tax liabilities resulting from book/tax differences in:
Insurance reserves	10,400	11,700
Investments	510	461
Due and deferred premium	1,180	1,316
Other	196	170
Total deferred tax liabilities	12,286	13,647
Net admitted deferred tax asset	$ 14,261	$ 12,586

SLIC - 30

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

The change in net deferred income taxes is comprised of the following:

	December 31
	2003	2002	Change
	(In Thousands)
Total deferred tax assets	$ 85,637	$ 71,918	$ 13,719
Total deferred tax liabilities	12,286	13,647	(1,361)

Net deferred tax asset	$ 73,351	$ 58,271	15,080
Remove current year change in unrealized gains			1,357
Change in net deferred income tax			16,437
Remove other items in surplus:
Current year change in non-admitted assets			(2,512)
Other			654
Change in deferred taxes for rate reconciliation			$ 14,579

The provision for federal income taxes incurred and change in deferred taxes is different from that which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes for the following reasons:

Year Ended
December 31, 2003
(In Thousands)
Ordinary income	$ 38,030
Capital gains	23,492
Total pre-tax book income	$ 61,522
Provision computed at statutory rate	$ 21,533
Refinement of deferred tax balances	3,051
Interest maintenance reserve	(2,209)
Amortization of income for reinsurance	(1,774)
Other	(98)
Total	$ 20,503
Federal income taxes incurred	$ 35,082
Change in net deferred income taxes	(14,579)
Total statutory income taxes	$ 20,503

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $25,963,000 and $23,887,000 for 2003 and 2002, respectively.

Under the inter-company tax sharing agreement, the Company had a payable to ING AIH of $2,426,000 and a receivable of $22,046,000 for federal income taxes as of December 31, 2003 and 2002, respectively.

SLIC - 31

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

11. Capital and Surplus

Under Texas insurance regulations, the Company is required to maintain a minimum total capital and surplus of $1,500,000. Without prior approval of the Texas Insurance Commissioner ("Commissioner"), dividends to shareholders are limited by the laws of the Company's state of incorporation. Dividends, whose fair market value together with that of other dividends or distributions made within the preceding twelve months, may not exceed the greater of 10% of such insurer's surplus as regards policyholders as of the 31st day of December next preceding, but shall not include pro rata distributions of any class of the insurer's own securities. The Company declared no dividends in 2003. The Company declared regular dividends of $31,300,000 in 2002. An extraordinary dividend of $88,700,000 was also declared in December 2002 and was recorded as dividends payable at December 31, 2002. Dividends declared in 2002 were paid in January 2003.

Life and health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2003, the Company meets the RBC requirements.

12. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

SLIC - 32

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

The carrying amounts and fair values of the Company's financial instruments are summarized as follows:

	December 31
	2003		2002
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In Thousands)
Assets:
Bonds	$ 2,355,490	$ 2,446,370	$ 2,123,233	$ 2,216,272
Preferred stocks	102	102	102	102
Unaffiliated common stocks	240	240	88	88
Mortgage loans	504,137	561,253	505,343	573,538
Contract loans	64,258	64,258	63,708	63,708
Derivative securities	4,025	4,025	1,151	1,151
Short-term investments	-	-	154,640	154,640
Cash	28,622	28,622	(208)	(208)
Other invested assets	52,825	52,825	16,385	16,385
Separate account assets	100,042	100,042	77,841	77,841
Liabilities:
Individual annuities	9,886	9,886	10,214	10,214
Deposit type contracts	20,253	20,253	20,408	22,721
Separate account liabilities	9,623	9,623	17,904	17,904

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash and short-term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Fixed maturities and equity securities: The fair values for bonds, preferred stocks and common stocks reported herein are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 2% and 11% over the total portfolio. Fair values determined on this basis can differ from values published by the SVO. Fair value as determined by the SVO as of December 31, 2003 and 2002 is $2,365,922,000 and $2,134,787,000, respectively.

SLIC - 33

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk.

Derivative financial instruments: Fair values for on-balance-sheet derivative financial statements (S&P options) are based on broker dealer valuations.

Other investment-type insurance contracts: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender values. The carrying values of other policyholder liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies, and premium deposits, approximate their fair values.

The carrying value of all other financial instruments approximates their fair value.

13. Commitments and Contingencies

The Company is a party to threatened or pending lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of pending lawsuits, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the Company's operations or financial position.

The Company leases office space under a noncancelable operating lease agreement that expired September 2003. Rental expense for 2003 and 2002 was approximately $6,000 and $8,000, respectively.

The Company has committed to provide additional capital contributions of $5,827,000 in partnership investments at December 31, 2003.

SLIC - 34

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

Other Matters

Like many financial services companies, certain U.S. affiliates of ING Groep N.V. ("ING"), the Company's ultimate parent, have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING has cooperated fully with each request.

In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. This internal review is being conducted by independent special counsel and auditors. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question. In each arrangement identified, ING has terminated the inappropriate trading, taken steps to discipline or terminate employees who were involved, and modified policies and procedures to deter inappropriate activity. While the review is not completed, management believes the activity identified does not represent a systemic problem in the businesses involved.

These instances included agreements (initiated in 1998) that permitted one variable life insurance customer of Reliastar Life Insurance Company ("Reliastar"), an affiliate of the Company, to engage in frequent trading, and to submit orders until 4pm Central Time, instead of 4pm Eastern Time. Reliastar was acquired by ING in 2000. The late trading arrangement was immediately terminated when current senior management became aware of it in 2002. ING believes that no profits were realized by the customer from the late trading aspect of the arrangement.

In addition, the review has identified five arrangements that allowed frequent trading of funds within variable insurance products issued by Reliastar and by ING USA Annuity & Life Insurance Company, an affiliate of the Company; and in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds.

SLIC - 35

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any profits that accrued to any person who engaged in improper frequent trading for which ING is responsible. Management believes that the total amount of such reimbursements will not be material to ING or its U.S. business.

14. Financing Agreements

The Company maintains a revolving loan agreement with SunTrust Bank, Atlanta ("SunTrust Bank"). Under this agreement, which expires July 30, 2004, the Company can borrow up to $75,000,000 from SunTrust Bank. Interest on any of the Company's borrowing accrues at an annual rate equal to the cost of funds for SunTrust Bank for the period applicable for the advance plus 0.225% or a rate quoted by SunTrust Bank to the Company for the borrowing. Under this agreement, the Company incurred interest expense of $2,000 and $25,000 for the years ended December 31, 2003 and 2002, respectively. At December 31, 2003 and 2002, the Company had no amounts payable to SunTrust Bank.

The Company also maintains a revolving loan agreement with Bank of New York, New York ("BONY"). Under this agreement, the Company can borrow up to $75,000,000 from the BONY. Interest on any borrowing accrues at an annual rate equal to the cost of funds for the BONY for the period applicable for the advance plus 0.350% or a rate quoted by the BONY to the Company for the borrowing. Under this agreement, the Company incurred no interest expense for the year ended December 31, 2003 and $23,000 for the year ended December 31, 2002. At December 31, 2003 and 2002, the Company had no amounts payable to the BONY.

15. Related Party Transactions
Affiliates

Management and service contracts and all cost sharing arrangements with other affiliated ING US Life Insurance Companies are allocated among companies in accordance with normal, generally accepted expense and cost allocation methods.

Inter-insurer Services Agreement: The Company has entered into a services agreement with certain of its affiliated insurance companies in the United States ("affiliated insurers") whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting and other services to each other. Net amounts paid under these agreements were $23,162,000 and $33,651,000 for the years ended December 31, 2003 and 2002, respectively.

SLIC - 36

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

Investment Management: The Company has entered into an investment advisory agreement and an administrative services agreement with ING Investment Management, LLC ("IIM") under which IIM provides the Company with investment management and asset liability management services. Total fees under the agreement were approximately $8,092,000 and $6,089,000 for the years ended December 31, 2003 and 2002, respectively.

Reciprocal Loan Agreement: The Company maintains a reciprocal loan agreement with ING AIH to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which expires February 1, 2006, the Companies can borrow up to $29,200,000 from one another. Interest on any of the Company's borrowings is charged at the rate of ING AIH's cost of funds for the interest period plus 0.15%. Under this agreement, the Company incurred interest expense of $13,000 for the year ended December 31, 2003, and interest income of $14,000 for the year ended December 31, 2003. At December 31, 2003, the Company had no amounts payable to ING AIH.

Tax Sharing Agreements: The Company has entered into federal tax sharing agreements with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax or other tax return on a consolidated, combined or unitary basis.

Service Agreement with ING Financial Advisors, LLC: The Company has entered into a services agreement with ING Financial Advisors, LLC ("ING FA") to provide certain administrative, management, professional advisory, consulting and other services to the Company for the benefit of its customers. Charges for these services are to be determined in accordance with fair and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company. The Company will reimburse ING FA for direct and indirect costs incurred on behalf of the Company.

Assets and liabilities, along with related revenues and expenses recorded as a result of transactions and agreements with affiliates may not be the same as those recorded if the Company was not a wholly-owned subsidiary of its parent.

SLIC - 37

Southland Life Insurance Company
Notes to Financial Statements - Statutory Basis

16. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state.

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA") and the amount of premiums written in each state. The Company has recorded $657,000 and $643,000 for this liability as of December 31, 2003 and 2002, respectively. The Company has also recorded an asset of $478,000 and $337,000 as of December 31, 2003 and 2002, respectively, for future credits to premium taxes for assessments already paid.

SLIC - 38
Security Life of Denver Insurance Company

Financial Statements - Statutory Basis

December 31, 2002 and 2001

Contents

Report of Independent Auditors	2

Audited Financial Statements - Statutory Basis

Balance Sheets - Statutory Basis	4
Statements of Operations - Statutory Basis	6
Statements of Changes in Capital and Surplus - Statutory Basis	8
Statements of Cash Flows - Statutory Basis	9
Notes to Financial Statements - Statutory Basis	11

SLD - 1

Report of Independent Auditors

Board of Directors and Stockholder
Security Life of Denver Insurance Company

We have audited the accompanying statutory basis balance sheets of Security Life of Denver Insurance Company ("the Company" and a wholly owned subsidiary of ING America Insurance Holdings, Inc.) as of December 31, 2002 and 2001, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado (Colorado Division of Insurance), which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Security Life of Denver Insurance Company at December 31, 2002 and 2001 or the results of its operations or its cash flows for the years then ended.

SLD - 2

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life of Denver Insurance Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance.

As discussed in Note 3 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Colorado Division of Insurance.

/s/ Ernst & Young

March 21, 2003

SLD - 3

Security Life of Denver Insurance Company

Balance Sheets - Statutory Basis

	December 31
	2002	2001
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$11,414,565	$10,653,637
Preferred stocks	18,915	18,863
Common stocks	72,427	38,083
Subsidiaries	73,186	84,348
Mortgage loans	2,776,223	2,434,031
Real estate, less accumulated depreciation (2002- $12,553; 2001-$11,684)	32,612	33,470
Policy loans	1,073,803	1,124,108
Other invested assets	149,642	99,912
Cash and short-term investments	290,080	567,422
Total cash and invested assets	15,901,453	15,053,874

Deferred and uncollected premiums, less loading (2002- $1,926; 2001- $2,115)	130,982	168,472
Accrued investment income	241,378	224,212
Reinsurance balances recoverable	67,177	38,388
Data processing equipment, less accumulated depreciation (2002-$1,817; 2001-$1,390)	75	55
Indebtedness from related parties	8,420	23,933
Federal income tax recoverable, including net deferred tax asset	57,059	80,024
Separate account assets	1,526,548	903,086
Other assets	12,825	13,752

Total admitted assets	$17,945,917	$16,505,796

SLD - 4

Security Life of Denver Insurance Company

Balance Sheets - Statutory Basis (continued)

	December 31
	2002	2001
	(In Thousands, except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 8,022,919	$ 7,732,109
Accident and health reserves	15	23
Deposit type contracts	6,710,709	6,104,943
Policyholders' funds	7,302	11,069
Dividends payable	3,871	4,065
Unpaid claims	191,423	208,672
Total policy and contract liabilities	14,936,239	14,060,881

Accounts payable and accrued expenses	181,324	205,507
Reinsurance balances due	35,376	15,009
Indebtedness to related parties	1,802	17,856
Contingency reserve	18,087	18,758
Asset valuation reserve	74,863	75,999
Borrowed money	168,884	289,955
Other liabilities	(13,985)	149,700
Separate account liabilities	1,512,075	903,086
Total liabilities	16,914,665	15,736,751

Capital and surplus:
Common stock, $20,000 par value; authorized - 149 shares, issued and outstanding - 144 shares	2,880	2,880
Surplus notes	165,032	165,032
Additional paid-in capital	837,378	737,378
Unassigned surplus (deficit)	25,962	(136,245)
Total capital and surplus	1,031,252	769,045

Total liabilities and capital and surplus	$17,945,917	$16,505,796

See accompanying notes - statutory basis.

SLD - 5

Security Life of Denver Insurance Company

Statements of Operations - Statutory Basis

	Year ended December 31
	2002	2001
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$2,063,758	$3,157,551
Policy proceeds and dividends left on deposit	31	15
Net investment income	858,455	847,770
Amortization of interest maintenance reserve	(13,414)	(1,626)
Commissions, expense allowances and reserve adjustments on reinsurance ceded	53,339	1,609
Other income	71,964	52,107
Total premiums and other revenue	3,034,133	4,057,426

Benefits paid or provided:
Death benefits	402,381	340,336
Annuity benefits	12,001	12,759
Surrender benefits	506,897	270,377
Interest on policy or contract funds	296,017	304,447
Other benefits Life contract withdrawals	(1,692) 769,901	3,010 2,063,355
Increase in life, annuity, and accident and health reserves	290,893	239,852
Net transfers to separate accounts	60,825	228,961
Total benefits paid or provided	2,337,223	3,463,097

Insurance expenses:
Commissions	307,117	253,687
General expenses	98,983	139,067
Insurance taxes, licenses and fees, excluding federal income taxes	18,890	18,212
Total insurance expenses	424,990	410,966

Gain from operations before policyholder dividends, federal income taxes and net realized capital losses	271,920	183,363
SLD - 6

Security Life of Denver Insurance Company

Statements of Operations - Statutory Basis (continued)

	Year ended December 31
	2002	2001
	(In Thousands)

Dividends to policyholders	2,564	2,952
Gain from operations before federal income taxes
and net realized capital losses	269,356	180,411
Federal income taxes	88,773	79,572
Gain from operations before net realized capital losses	180,583	100,839
Net realized capital losses net of income taxes 2002 - $(11,366); 2001 - $ 2,083 and excluding net transfers to the interest maintenance reserve 2002- ($20,691); 2001- $6,705	(43,391)	(38,824)
Net income	$137,192	$62,015

See accompanying notes - statutory basis.

SLD - 7

Security Life of Denver Insurance Company

Statements of Changes in Capital and Surplus-Statutory Basis

	Year ended December 31
	2002	2001
	(In Thousands)
Common stock:
Balance at beginning and end of year	$2,880	$2,880

Surplus note:
Balance at beginning of year	165,032	184,259
Decrease in surplus note	-	(19,227)
Balance at end of year	165,032	165,032

Paid-in and contributed surplus:
Balance at beginning of year	737,378	600,306
Capital contributions	100,000	137,072
Balance at end of year	837,378	737,378

Unassigned surplus (deficit):
Balance at beginning of year	(136,246)	(137,664)
Net income	137,192	62,015
Change in net unrealized capital gains or losses	(9,697)	(3,369)
Change in nonadmitted assets	42,134	(35,555)
Change in liability for reinsurance in unauthorized companies	(5,474)	1,081
Change in asset valuation reserve	1,136	(12,204)
Change in net deferred income tax	(3,083)	18,625
Change in accounting principle, net of tax Transfer of prepaid pension assets	- -	42,889 (9,010)
Dividends to stockholder	-	(55,000)
Prior period adjustments	-	(8,054)
Balance at end of year	25,962	(136,246)

Total capital and surplus	$1,031,252	$769,044

See accompanying notes - statutory basis.
SLD - 8

Security Life of Denver Insurance Company

Statements of Cash Flows-Statutory Basis
	Year ended December 31,
	2002	2001
	(In Thousands)
Operations
Premiums, policy proceeds, and other
considerations received, net of reinsurance paid	$ 2,078,429	$ 3,128,990
Net investment income received	1,018,160	839,970
Commission and expense allowances received
on reinsurance ceded	5,200	1,609
Benefits paid	(1,920,378)	(2,964,915)
Net transfers to separate accounts	(770,703)	(194,532)
Insurance expenses paid	(400,601)	(396,152)
Dividends paid to policyholders	(2,758)	(1,642)
Federal income taxes paid	(48,565)	(73,403)
Other revenues in excess of other (expenses)	21,010	(251,626)
Net cash (used in) provided by operations	(20,206)	88,299

Investments
Proceeds from sales, maturities, or repayments
of investments:
Bonds	9,417,153	4,789,576
Preferred stocks	1,393	1,489
Common stocks	21,850	27,098
Mortgage loans	452,644	195,474
Other invested assets Net gain/loss on cash & short term investment	29,086 56	13,794 14
Miscellaneous proceeds Net tax on capital gains	- -	178,987 2,083
Net proceeds from sales, maturities, or
repayments of investments	9,922,182	5,208,515
Cost of investments acquired:
Bonds	10,434,664	7,853,690
Preferred stocks	1,088	10,473
Common stocks	36,406	50,940
Mortgage loans	795,589	727,353
Real estate	-	145
Other invested assets	10,853	23,759
Miscellaneous applications	188,187	126,856
Total cost of investments acquired	11,466,787	8,793,216

Net increase in policy loans	(50,306)	131,198
Net cash used in investment activities	(1,494,299)	(3,715,899)
SLD - 9

Security Life of Denver Insurance Company

Statements of Cash Flows-Statutory Basis (continued)

	Year ended December 31,
	2002	2001
	(In Thousands)
Financing and miscellaneous activities
Cash provided:
Capital and surplus paid-in	$ 91,733	$117,844
Borrowed money Net deposits on deposit-type contract funds	(142,383) 1,770,838	161,963 3,545,292
Other sources	(483,025)	114,595
Dividends to stockholder's	-	(55,000)
Net cash provided by financing and miscellaneous activities	1,237,163	3,884,694

Net increase (decrease) in cash and
short-term investments	(277,342)	257,094
Cash and short-term investments:
Beginning of year	567,422	310,328
End of year	$290,080	$567,422

See accompanying notes - statutory basis.

SLD - 10
Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

1. Nature of Operations and Significant Accounting Policies

Security Life of Denver Insurance Company (the Company) is domiciled in Colorado and is a wholly owned subsidiary of ING America Insurance Holdings, Inc. ("ING AIH"). The Company focuses on three markets, the advanced market, reinsurance to other insurers and the investment products market. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate-owned life insurance. These products include traditional life, interest-sensitive life, universal life, and variable life. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York and Puerto Rico), the District of Columbia and the U.S. Virgin Islands. In the reinsurance market, the Company offers financial security to clients through a mix of total risk management and traditional life insurance services. In the investment products market, the Company offers guaranteed investment contracts, funding agreements, and trust notes to institutional buyers.

The Company merged with First Columbine Life Insurance Company ("First Columbine"), an affiliate, on December 31, 2002. The transaction was approved by Division of Insurance of the Department of Regulatory Agencies of the State of Colorado (Colorado Division of Insurance) and was accounted for as a statutory merger. No consideration was paid and no common stock was issued in exchange for all of the common shares of First Columbine. The accompanying financial statements have been restated as though the merger took place prior to all periods presented. Pre-merger separate company revenue, net income, and other surplus adjustments for the twelve months ended December 31, 2002 were $2,784,460,000, $116,057,000 and $107,979,000, respectively for the Company and $249,673,000, $21,137,000, and $17,035,000, respectively for First Columbine.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance, which practices differ from accounting principles generally accepted in the United States ("GAAP"). The most significant variances from GAAP are as follows:

SLD - 11
Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in stockholder's equity for those designated as available-for-sale.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is written down to the value of the undiscounted cash flows. For GAAP, assets are re-evaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book value. The asset is then written down to fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholders' equity rather than to income as required for fair value hedges.

SLD - 12

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation (continued)

In addition, the Company invests in structured securities including mortgage-backed securities/collateralized mortgage obligations, asset-backed securities, collateralized debt obligations, and commercial mortgage-backed securities. For these structured securities, management compares the undiscounted cash flows to the carrying value. An other than temporary impairment is considered to have occurred when the undiscounted cash flows are less than the carrying value.

When a decline in fair value is determined to be other than temporary, the individual security is written down to fair value and the loss accounted for as a realized loss.

Valuation Reserves: The asset valuation reserve ("AVR") is determined by a NAIC-prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed-income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral or interest maintenance reserve ("IMR") is reported as a component of other liabilities in the accompanying balance sheets.

Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines is charged to income.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

SLD - 13

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation (continued)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners' Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

SLD - 14

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation (continued)

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Nonadmitted Assets: Certain assets designated as "nonadmitted," principally deferred federal income tax assets, disallowed interest maintenance reserves, non-operating software, past-due agents' balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Employee Benefits: For purposes of calculating the Company's pension and postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently vested are also included.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

SLD - 15

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation (continued)

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are non-admitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

Surplus Notes: Surplus notes are reported as a component of surplus. Under statutory accounting practices, no interest is recorded on the surplus notes until payment has been approved by the Colorado Division of Insurance. Under GAAP, surplus notes are reported as liabilities and the related interest is reported as a charge to earnings over the term of the note.

Statements of Cash Flows: Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

SLD - 16

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

1. Nature of Operations and Significant Accounting Policies (continued)

Investments (continued)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher-risk asset backed securities, which are valued using the prospective method.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the Securities Valuation Office of the NAIC ("SVO").

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/(losses) are reported in unassigned surplus along with adjustment for federal income taxes.

The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis. Management considers the length of the time and the extent to which the market value has been less than cost; the financial condition and near-term prospects of the issuer; future economic conditions and market forecasts; and the Company's intent and ability to retain the investment in the issuer for a period of time sufficient to allow for recovery in market value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred.

The Company uses interest rate swaps, caps and floors, options and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

SLD - 17

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreement is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged items.

The Company's insurance subsidiaries are reported at their underlying statutory basis net assets plus the admitted portion of goodwill, and the Company's noninsurance subsidiary is reported at the GAAP-basis of its net assets. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses.

Mortgage loans are reported at amortized cost, less allowance for impairments.

Policy loans are reported at unpaid principal balances.

Land is reported at cost. Real estate occupied by the company is reported at depreciated cost; other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

For reverse repurchase agreements, Company policies require a minimum of 95% of the fair value of securities purchased under reverse repurchase agreements to be maintained as collateral. Cash collateral received is invested in short-term investments and the offsetting collateral liability is included in miscellaneous liabilities.

SLD - 18

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

1. Nature of Operations and Significant Accounting Policies (continued)

Investments (continued)

Reverse dollar repurchase agreements are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

The Company engages in securities lending whereby certain domestic bonds from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The Company does not have access to the collateral. The Company's policy requires a minimum of 102% of the fair value of securities loaned to be maintained as collateral. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates.

At December 31, 2002 and 2001, the Company had loaned securities (which are reflected as invested assets on the Balance Sheet) with a market value of approximately $28,903,000 and $83,278,000, respectively.

Short-term investments are reported at amortized cost. Short-term investments include investments with maturities of less than one year at the date of acquisition.

Other invested assets are reported at amortized cost using the effective interest method. Other invested assets primarily consist of residual collateralized mortgage obligations and partnership interests.

Realized capital gains and losses are determined using the specific identification basis.

Aggregate Reserve for Life Policies and Contracts

Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2% to 11.25%.

SLD - 19

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

1. Nature of Operations and Significant Accounting Policies (continued)

Aggregate Reserve for Life Policies and Contracts (continued)

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company's practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in valuation of substandard policies are as follows:

For Life, Endowment and Term policies issued substandard, the standard reserve during the premium-paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Colorado Division of Insurance, is $221,010,946,000 at December 31, 2002. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $401,233,000 at December 31, 2002. The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP 54, Individual and Group Accident and Health Contracts.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed.

SLD - 20

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Real Estate and Electronic Data Processing Equipment

Electronic data processing equipment are carried at cost less accumulated depreciation. Depreciation for major classes of assets is calculated on a straight-line basis over the estimated useful life.

Participating Insurance

Participating business approximates less than 1% of the Company's ordinary life insurance in force and .5% of premium income. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends of $2,564,000 and $2,952,000 were incurred in 2002 and 2001, respectively.

Pension Plans

The Company provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plan. The Company also provides a contributory retirement plan for substantially all employees.

Nonadmitted Assets

Nonadmitted assets are summarized as follows:

	December 31,	January 1
	2002	2002
	(In Thousands)
Deferred federal income taxes	$188,721	$204,032
Agents' debit balances	4,232	2,541
Furniture and equipment	2,217	2,592
Deferred and uncollected premium Non-operating software asset in progress	2,801 14,187	2,795 10,924
Disallowed Interest Maintenance Reserves	-	31,662
Other	5,372	5,118
Total nonadmitted assets	$217,530	$259,664

SLD - 21

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

Changes in nonadmitted assets are generally reported directly in surplus as an increase or decrease in nonadmitted assets. The change in unrealized capital gains and losses is reported directly in surplus as a change in unrealized capital gains or losses.

Claims and Claims Adjustment Expenses

Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2002. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31, 2002.

Cash Flow Information

Cash and short-term investments include cash on hand, demand deposits and short-term fixed maturity instruments (with a maturity of less than one year at date of acquisition).

The Company borrowed $6,638,185,000 and repaid $6,638,185,000 in 2002 borrowed $7,344,648,000 and repaid $7,190,001,000 during, 2001. These borrowings were on a short-term basis, at an interest rate that approximated current money market rates and excludes borrowings from reverse dollar repurchase transactions. Interest paid on borrowed money was $1,161,000 and $2,133,000, during 2002 and 2001, respectively.

Separate Accounts

Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company's variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders' account values. The assets of these accounts are carried at fair value.

Certain other separate accounts relate to experience-rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one-year only, where the guaranteed interest rate is re-established each year based on the investment experience of the separate account. In no event can the interest rate be less than zero. The assets and liabilities of these separate accounts are carried at book value.

SLD - 22

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

1. Nature of Operations and Significant Accounting Policies (continued)

Separate Accounts (continued)

Reserves related to the Company's mortality risk associated with these policies are included in life and annuity reserves. The operations of the separate accounts are not included in the accompanying financial statements.

Reclassifications

Certain prior year amounts in the Company's statutory basis financial statements have been reclassified to conform to the 2002 financial statement presentation.

2. Permitted Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the State of Colorado. The Colorado Division of Insurance recognizes only statutory accounting practices prescribed or permitted by the State of Colorado for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Colorado Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the state of Colorado. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Colorado Division of Insurance. As of December 31, 2002 and 2001, the Company had no such permitted accounting practices.

3. Accounting Changes and Corrections of Errors

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Colorado. Effective January 1, 2001, the State of Colorado required that insurance companies domiciled in the State of Colorado prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Colorado insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The

SLD - 23

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased unassigned surplus, by $42,889,000 as of January 1, 2001. These changes are primarily attributed to an increase in unassigned surplus of approximately $51,588,000 related to deferred tax assets, $4,815,000 related to prepayment penalties on bonds and mortgage loans released from the IMR liability and $686,000 related to due and deferred premiums. Offsetting this increase is a reduction of approximately $12,900,000 and $1,300,000 related to the Supplemental Employee Retirement Plan and compensated absences liabilities, respectively.

During 2001 the Company discovered an error in the reporting of surplus note interest expense. The prior year's total assets, surplus and net income were overstated by $5,301,000. An additional error was noted in the prior year's federal income tax recoverable, overstating total assets and surplus by $2,753,000. A prior period adjustment of $8,054,000 was recorded through unassigned deficit in 2001 for these items.

4. Investments

The amortized cost and fair value of bonds and equity securities are as follows:
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2002:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$546,121	$8,966	$195	$554,892
States, municipalities, and political subdivisions	19,823	293	-	20,116
Foreign government Public utilities securities	623,583 526,221	35,806 22,868	14,017 4,875	645,372 544,214
Corporate securities	4,920,736	251,230	65,077	5,106,889
Mortgage-backed securities	3,792,945	137,393	68,814	3,861,524
Other structured securities	1,006,646	21,589	62,746	965,489
Total fixed maturities	11,436,075	478,145	215,724	11,698,496

Preferred stocks	18,954	302	1,918	17,338
Common stocks	71,856	584	13	72,427
Total equity securities	90,810	886	1,931	89,765
Total	$11,526,885	$479,031	$217,655	$11,788,261
SLD - 24

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

4. Investments (continued)
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2001:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$92,854	$1,079	$1,122	$92,811
States, municipalities, and political subdivisions	5,526	72	-	5,598
Foreign government	458,896	13,963	26,606	446,253
Public utilities securities	265,525	6,238	8,131	263,632
Corporate securities	5,179,205	146,585	78,689	5,247,101
Mortgage-backed securities	3,209,161	85,540	50,874	3,243,827
Other structured securities	1,442,756	31,528	66,743	1,407,541
Total fixed maturities	10,653,923	285,005	232,165	10,706,763

Preferred stocks	22,094	293	3,231	19,156
Common stocks	37,294	1,240	451	38,083
Total equity securities	59,388	1,533	3,682	57,239
Total	$10,713,311	$286,538	$235,847	$10,764,002

SLD - 25

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

4. Investments (continued)

The amortized cost and fair value of investments in bonds at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value
December 31, 2002	(In Thousands)
Maturity:
Due in 1 year or less	$ 289,616	$ 291,243
Due after 1 year through 5 years	2,684,607	2,801,080
Due after 5 years through 10 years	2,262,452	2,330,681
Due after 10 years	1,399,809	1,448,479
	$ 6,636,484	$ 6,871,483
Mortgage-backed securities	3,792,945	3,861,524
Other structured securities	1,006,646	965,489
Total	$ 11,436,075	$ 11,698,496

At December 31, 2002, investments in certificates of deposit and bonds, with an admitted asset value of $19,054,000, were on deposit with state insurance departments to satisfy regulatory requirements.

Reconciliation of bonds from amortized cost to carrying value as of December 31, 2002 and 2001 is as follows:

	2002	2001
	(In Thousands)

Amortized cost	$11,436,075	$10,653,923
Less nonadmitted bonds	21,510	286
Carrying value	$11,414,565	$10,653,637

SLD - 26

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

4. Investments (continued)

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $3,897,661,000 and $1,516,897,000 in 2002 and 2001, respectively. Gross gains of $96,957,000 and $37,511,000 and gross losses of $91,702,000 and $50,320,000 during 2002 and 2001, respectively, were realized on those sales. A portion of the gains realized in 2002 and 2001 has been deferred to future periods in the interest maintenance reserve.

Major categories of net investment income are summarized as follows:

Year ended December 31
	2002	2001
	(In Thousands)
Income:
Bonds	$753,050	$677,995
Mortgage loans	170,803	159,194
Policy loans	72,183	77,114
Company-occupied property	4,950	2,416
Derivative Instruments	(109,067)	(28,285)
Other	17,299	16,753
Total investment income	909,218	905,187
Investment expenses	(50,763)	(57,417)
Net investment income	$858,455	$847,770

As part of its overall investment strategy, the Company has entered into agreements to purchase securities as follows:

	2002	2001
	(In Thousands)

Investment purchase commitments	$218,743	$224,197

SLD - 27

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

4. Investments (continued)

The Company entered into reverse dollar repurchase transactions to increase its return on investments and improve liquidity. Reverse dollar repurchases involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The reverse dollar repurchases are accounted for as short term collateralized financing and the repurchase obligation is reported in borrowed money. The repurchase obligation totaled $161,645,000 and $0, at December 31, 2002 and 2001, respectively. The securities underlying these agreements are mortgage-backed securities with a book value and fair value of $160,784,000 at December 31, 2002. The securities have a weighted average coupon of 5.9% and have maturities ranging from December 2017 through December 2032. The primary risk associated with short-term collateralized borrowings is that the counterparty may be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments, which was not material at December 31, 2002. The Company believes the counterparties to the reverse dollar repurchase agreements are financially responsible and that the counterpary risk is minimal.

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in the near term. The proceeds are invested in new securities of intermediate durations. The terms of the reverse repurchase agreement call for payment of interest at a rate of 1.39%. The agreements mature prior to the end of January 2003. The amount due on these agreements included in borrowed money is $7,000,000. The securities underlying these agreements are mortgage-backed securities with a book value and fair value of $8,071,000. The securities have a weighted average coupon of 6.5% and have a maturity of August 2032.

The maximum and minimum lending rates for long-term mortgage loans during 2002 were 7.7% and 2.5%. Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 74.9% on commercial properties. As of December 31, 2002, the Company held no mortgages with interest more than 180 days overdue. Total interest due on mortgages as of December 31, 2002 is $251,000.

SLD - 28

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

5. Derivative Financial Instruments Held for Purposes Other than Trading

The Company enters into interest rate and currency contracts, including swaps, caps, floors, and options, to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows, which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities. Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreements without an exchange of the underlying principal amount. Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

Premiums paid for the purchase of interest rate contracts are included in other invested assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets.

Gains or losses realized as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives are recorded as investment income. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

SLD - 29

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

5. Derivative Financial Instruments Held for Purposes Other than Trading (continued)

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

The table below summarizes the Company's interest rate contracts included in other invested assets at December 31, 2002 and 2001 (in thousands):
	December 31, 2002
	Notional	Carrying	Fair
	Amount	Value	Value
	(In Thousands)
Interest rate contracts:
Swaps	$10,995,346	$15,626	$(272,911)
Caps owned	672,372	7,313	1,920
Total derivatives	$11,667,718	$22,939	$(270,991)
	December 31, 2001
	Notional	Carrying	Fair
	Amount	Value	Value

Interest rate contracts:
Swaps	$5,471,895	$(64)	$58,265
Swaps-affiliates	3,718,026	(1)	16,268
Total swaps	9,189,921	(65)	74,533
Caps owned	1,251,654	6,704	3,454
Floors owned	189,077	327	2,661
Options owned	186,300	1,177	3,268
Currency Contracts:
Foreign currency affiliates	32,854	-	(16,268)
Total derivatives	$10,849,806	$8,143	$67,648

SLD - 30

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

6. Concentrations of Credit Risk

The Company held less-than-investment-grade corporate bonds with an aggregate book value of $679,704,000 and $791,750,000 and an aggregate market value of $633,205,000 and $761,729,000 at December 31, 2002 and 2001, respectively. Those holdings amounted to 6.0% of the Company's investments in bonds and 3.8% of total admitted assets at December 31, 2002. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

The Company held unrated bonds of $208,820,000 and $535,664,000 with an aggregate NAIC market value of $209,386,000 and $516,616,000 at December 31, 2002 and 2001, respectively. The carrying value of these holdings amounted to 1.8% of the Company's investment in bonds and 1.2% of the Company's total admitted assets at December 31, 2002.

At December 31, 2002, the Company's commercial mortgages involved a concentration of properties located in California (16.6%) and Florida (8.7%). The remaining commercial mortgages relate to properties located in 42 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $59,027,000.

SLD - 31

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

7. Annuity Reserves

At December 31, 2002 and 2001, the Company's annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2002
	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$4,035,938	39.9%
At book value less surrender charge	34,035	0.4
Subtotal	4,069,973	40.3
Subject to discretionary withdrawal (without adjustment) at book value with
minimal or no charge or adjustment	266,917	2.6
Not subject to discretionary withdrawal	5,774,312	57.1
Total annuity reserves and deposit fund liabilities-
Before reinsurance	10,111,202	100.0%
Less reinsurance ceded	-
Net annuity reserves and deposit fund liabilities	$10,111,202

SLD - 32

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

7. Annuity Reserves (continued)

	December 31, 2001
	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$6,372,196	56.7%
At book value less surrender charge	63,141	0.6%
Subtotal	6,435,337	57.3%
Subject to discretionary withdrawal (without adjustment) at book value with
minimal or no charge or adjustment	230,754	2.1%
Not subject to discretionary withdrawal	4,584,361	40.6%
Total annuity reserves and deposit fund liabilities-
Before reinsurance	11,250,452	100.0%
Less reinsurance ceded	2,622,390
Net annuity reserves and deposit fund liabilities	$8,628,062

8. Employee Benefit Plans

Pension Plan and Postretirement Benefits

Effective December 31, 2001, the qualified plan of the Company, along with certain other US subsidiaries of ING America, were merged into one plan, which will be recognized in ING America's financial statements. As a result of this plan merger, the Company transferred its qualified pension asset to ING North America Insurance Corporation, an affiliate. In addition, the Company maintains a nonqualified unfunded Supplemental Employees Retirement Plan (SERP).

The Company also provides certain health care and life insurance benefits for retired employees.

SLD - 33

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

8. Employee Benefit Plans (continued)

Pension Plan and Postretirement Benefits (continued)

A summary of assets, obligations and assumptions of the Pension and Other Postretirement Benefits Plans are as follows:
	Pension Benefits		Other Benefits
	2002	2001	2002	2001
	(In Thousands)
Change in benefit obligation
Benefit obligation at beginning of year	$14,880	$50,981	$5,742	$6,370
Service cost	26	3,253	445	261
Interest cost	1,098	4,135	451	497
Contribution by plan participants	-	-	265	109
Actuarial (loss) gain	(3,880)	5,024	844	(1,267)
Benefits paid	(691)	(2,552)	(597)	(475)
Plan amendments	-	(639)	(1,492)	-
Business combinations, divestitures, curtailments, settlements and special termination benefits	-	(45,322)	-	247
Benefit obligation at end of year	$11,433	$14,880	$5,658	$5,742

SLD - 34

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

8. Employee Benefit Plans (continued)

Pension Plan and Postretirement Benefits (continued)

	Pension Benefits		Other Benefits
	2002	2001	2002	2001
	(In Thousands)
Change in plan assets
Fair value of plan assets at beginning of year	$ -	$ 47,098	$ -	$ -
Actual return on plan assets	-	(2,656)	-	-
Employer contribution	691	513	332	366
Plan participants' contributions	-	-	265	109
Benefits paid	(691)	(2,552)	(597)	-
Business combinations, divestitures and settlements	-	(42,403)	-	(475)
Fair value of plan assets at end of year	$ -	$ -	$ -	$ -

Funded status
Unamortized prior service credit	$ 438	$ 474	$ 2,093	$ 118
Unrecognized net loss (net gain)	2,872	(1,007)	963	1,957
Remaining net obligation at initial date of application	(11,603)	(12,248)	-	(490)
Accrued liabilities	(3,140)	(2,099)	(8,714)	(7,327)
Net liability recorded	$(11,433)	$(14,880)	$ (5,658)	$ (5,742)

SLD - 35

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

8. Employee Benefit Plans (continued)

Pension Plan and Postretirement Benefits (continued)
	Pension Benefits		Other Benefits
	2002	2001	2002	2001
	(In Thousands)
Components of net periodic benefit cost
Service cost	$ 25	$ 3,253	$ 445	$ 261
Interest cost	1,098	4,135	451	497
Expected return on plan assets	-	(4,299)	-	-
Amortization of recognized transition obligation or transition asset	645	(477)	490	491
Amount of recognized gains and losses	-	-	(150)	(52)
Amount of prior service cost recognized	(36)	-	484	5
Amount of gain or loss recognized due to a settlement or curtailment	-	-	-	246
Total net periodic benefit cost	$ 1,732	$ 2,612	$ 1,720	$ 1,448

In addition, the Company has pension benefit obligation and other benefit obligation for non-vested employees as of December 31, 2002 and 2001 in the amount of $219,000 and $260,000, and $2,956,000 and $2,086,000, respectively.

SLD - 36

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

8. Employee Benefit Plans (continued)

Pension Plan and Postretirement Benefits (continued)

Assumptions used in determining the accounting for the SERP and other post-retirement benefit plans as of December 31, 2002 and 2001 were as follows:

	December 31,
	2002	2001

Weighted-average discount rate	6.75%	7.50%
Rate of increase in compensation level	3.75%	4.50%
Expected long-term rate of return on assets	9.00%	9.25%

The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 10% graded to 5% thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 2002 by $153,000. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation for the medical plan as of December 31, 2002 by $136,000.

401(k) Plan

The Savings Plan is a defined contribution plan, which is available to substantially all employees. Participants may make contributions to the plan through salary reductions up to a maximum of $11,000 for 2002 and $10,500 for 2001. Such contributions are not currently taxable to the participants. The Company matches up to 6% of pre-tax eligible pay at 100%. Company matching contributions were, $1,807,000 and $1,362,000 for 2002 and 2001, respectively.

SLD - 37

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

9. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

Premiums, deposits, and other considerations received for the years ended December 31, 2002 and 2001 were $213,479,000 and $239,490,000, respectively. In addition, $750,860,000 in deposit type contracts was received in 2002. No deposit type contracts were received in 2001.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:
	2002	2001
	(In Thousands)
Transfers as reported in the summary of operations of the Separate Accounts Statement:
Transfers to separate accounts	$ 234,907	$ 299,309
Transfers from separate accounts	(174,584)	(70,220)
Net transfers to separate accounts	60,323	229,089

Reconciling adjustments:
Miscellaneous transfers	502	(128)
Transfers as reported in the Statement of Operations	$ 60,825	$ 228,961

SLD - 38

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

9. Separate Accounts (continued)

	Nonindexed Guarantee Less than/equal to 4%	Non-guaranteed Separate Accounts	Total
	(In Thousands)
December 31, 2002

Reserves for separate accounts with assets at:
Fair value	$ -	$ 699,743	$ 699,743
Amortized costs	750,860	-	750,860
Total reserves	$750,860	$ 699,743	$1,450,603

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal	$ -	$ -	$ -
With MV adjustment	-	-	-
At book value without MV	-	363,187	363,187
At market value	-	-	-
At book value without MV adjustment and with current surrender charge less than 5%	-	336,195	336,195
Subtotal	-	699,382	699,382
Not subject to discretionary withdrawal	750,860	361	751,221
Total separate account aggregate reserves	$ 750,860	$ 699,743	$1,450,603

SLD - 39

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

9. Separate Accounts (continued)

	Nonindexed Guarantee Less than/equal to 4%	Non-guaranteed Separate Accounts	Total
	(In Thousands)
December 31, 2001

Reserves for separate accounts with assets at:
Fair value	$ -	$ 843,197	$ 843,197
Amortized costs	-	-	-
Total reserves	$ -	$ 843,197	$843,197

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal	$ -	$ -	$ -
With MV adjustment	-	-	-
At book value without MV	-	373,944	373,944
At market value	-	-	-
At book value without MV adjustment and with current surrender charge less than 5%	-	469,223	469,223
Subtotal	-	843,167	843,167
Not subject to discretionary withdrawal	-	30	30
Total separate account aggregate reserves	$ -	$ 843,197	$ 843,197

SLD - 40

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

10. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 2002, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $5,000,000.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Assumed premiums amounted to $895,515,000 and $713,221,000 for the years ended December 31, 2002 and 2001, respectively.

The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	2002	2001
	(In Thousands)

Premiums	$392,723	$1,036,485
Benefits paid or provided	$216,044	$240,909
Policy and contract liabilities at year end	$2,623,310	$3,179,438

During 2002 and 2001, the Company had ceded blocks of insurance under reinsurance treaties to provide funds for financing and other purposes. These reinsurance transactions, generally known as "financial reinsurance," represent financing arrangements. Financial reinsurance has the effect of increasing current statutory surplus while reducing future statutory surplus as the reinsurers recapture amounts.

SLD - 41

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

11. Federal Income Taxes

The Company and its subsidiaries file a consolidated federal income tax return with its parent, ING AIH, and other US affiliates and subsidiaries. The method of tax allocation is governed by a written tax sharing agreement. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING AIH for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate.

Significant components of current income taxes incurred as of December 31 were as follows:
	2002	2001
	(In Thousands)

Federal taxes on operations	$ 88,773	$ 79,572
Federal tax on capital gains	11,366	(2,083)
Total current taxes incurred	$100,139	$ 77,489

The main components of deferred tax assets and deferred tax liabilities as of December 31 were as follows:
Deferred tax assets resulting from book/tax differences in:
	2002	2001
	(In Thousands)

Deferred acquisition costs	$ 100,924	$120,704
Insurance reserves	37,406	65,573
Investments	58,691	38,518
Compensation	18,045	25,881
Due & deferred premium	11,964	-
Nonadmitted assets	9,284	8,284
Unrealized loss on investments	6,607	372
Litigation accruals	6,330	6,565
Depreciable assets	5,861	253
Other	4,423	8,072
Total deferred tax assets	259,535	274,222
Deferred tax assets nonadmitted	(188,721)	(204,032)
Admitted deferred tax assets	$ 70,814	$ 70,190
SLD - 42

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

11. Federal Income Taxes (continued)
Deferred tax liabilities resulting from book/tax differences in:
	2002	2001
	(In Thousands)
Investments	$ 10,959	$ 1,937
Due & deferred premium	-	23,447
Other	3,597	776
Total deferred tax liabilities	14,556	26,160
Net admitted deferred tax asset	$ 56,258	$ 44,030
The change in net deferred income taxes is comprised of the following:
	December 31,
	2002	2001	Change
	(In Thousands)
Total deferred tax assets	$ 259,535	$ 274,222	$ (14,687)
Total deferred tax liabilities	14,556	26,160	(11,604)
Net deferred tax asset	$ 244,979	$ 248,062	(3,083)
Tax effect of items in surplus:
Nonadmitted assets			(273)
Unrealized gains (losses)			(6,235)
Change in net deferred income tax			$ (9,591)

SLD - 43

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

11. Federal Income Taxes (continued)

The provision for federal income taxes expense and change in deferred taxes differs from the amount obtained by applying the statutory federal income tax rate to income (including capital losses) before income taxes for the following reasons:

Year Ended December 31,
2002
(In Thousands)
Ordinary income	$269,356
Capital gains (losses)	(13,197)
Total pre-tax book income	$256,160

Provision computed at statutory rate	$ 89,656
Refinement of deferred tax balances	17,950
Interest maintenance reserve	4,695
Other	(2,571)
Total	$109,730

Federal income taxes incurred	$100,139
Change in net deferred income taxes	9,591
Total statutory income taxes	$109,730

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $105,648,772 and $57,904,074 from 2002 and 2001, respectively.

Under the inter-company tax sharing agreement, the Company has a receivable from ING AIH of $57,059,000 and $80,024,000 for federal income taxes as of December 31, 2002 and 2001, respectively.

SLD - 44

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

11. Federal Income Taxes (continued)

Prior to 1984, the Company was allowed certain special deductions for federal income tax reporting purposes that were required to be accumulated in a "policyholders' surplus account" (PSA). In the event those amounts are distributed to shareholders, or the balance of the account exceeds certain limitations prescribed by the Internal Revenue Code, the excess amounts would be subject to income tax at current rates. Income taxes also would be payable at current rates if the Company ceases to qualify as a life insurance company for tax reporting purposes, or if the income tax deferral status of the PSA is modified by future tax legislation. Management does not intend to take any actions nor does management expect any events to occur that would cause income taxes to become payable on the PSA balance. Accordingly, the Company has not accrued income taxes on the PSA balance of $60,490,378 at December 31, 2002. However, if such taxes were assessed, the amount of the taxes payable would be $21,171,632. No deferred tax liabilities are recognized related to the PSA.

12. Investment in and Advances to Subsidiaries

The Company has one wholly owned insurance subsidiary at December 31, 2002, Midwestern United Life Insurance Company (Midwestern United). The Company also has three wholly owned noninsurance subsidiaries, First Secured Mortgage Deposit Corporation, Tailored Investments Notes Trust, and ING America Equities, Inc.

ING America Equities, Inc. is a wholesale broker/dealer whose business activities consist only of the distribution of variable life and annuity contracts. ING America Equities, Inc. does not hold customer funds or securities.

SLD - 45

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

12. Investment in and Advances to Subsidiaries (continued)

Amounts invested in and advanced to the Company's subsidiaries are summarized as follows:

	December 31
	2002	2001
	(In Thousands)

Common stock (cost- $40,756 in 2002 and $61,318 in 2001)	$73,186	$84,348

Summarized financial information for these subsidiaries is as follows:

	2002	2001
	(In Thousands)

Revenues	$69,254	$96,208
Income before net realized gains on investments	18,896	6,833
Net income (loss)	13,640	(2,031)
Admitted assets	255,957	293,080
Liabilities	182,771	208,732

Midwestern United paid a common stock dividend to the Company of $1,159,000 in 2002 and $1,210,000 in 2001.

13. Capital and Surplus

Under Colorado insurance regulations, the Company is required to maintain a minimum total capital and surplus of $1,500,000. Additionally, the amount of dividends which can be paid by the Company to its stockholder without prior approval of the Colorado Division of Insurance is limited to the greater of 10% of statutory surplus or the statutory net gain from operations.

The Company has two surplus notes to a related party for $65,032,000 and $100,000,000, which represent the cumulative cash draws on two $100,000,000 commitments issued by ING AIH through December 31, 2002, less principal payments. In 2001, the surplus notes were assigned by the issuer to an affiliated holding Company, Lion Connecticut Holding, Inc., and were amended and restated. The amended and restated surplus notes have the following repayment conditions.

SLD - 46

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

13. Capital and Surplus (continued)

These subordinated notes bear interest at a variable rate equal to the prevailing rate for 10-year U.S. Treasury bonds plus 1/4% adjusted annually. The principal sum plus accrued interest shall be repaid in five annual installments beginning April 15, 2017 and continuing through April 15, 2021 (Repayment Period). The repayment amount shall be determined and adjusted annually on the last day of December, commencing December 31, 2016, and shall be an amount calculated to amortize any unpaid principal plus accrued interest over the years remaining in the Repayment Period. In the event that the Commissioner of Insurance of the State of Colorado does not grant approval for repayment, then any unpaid annual installment shall be considered unpaid principal plus accrued interest for purposes of calculating subsequent annual installments. Repayment of principal and payment of interest shall be subordinated to the prior payment of, or provision for, all liabilities of the Company, but shall rank superior to the claim, interest and equity of the shares of shareholders of the Company. Such subordination shall be equally applicable in the case of any merger, consolidations, liquidation, rehabilitations, reorganization, dissolution, sale or other disposal of all, or substantially all, of the Company's assets, including the assumption, whether by reinsurance or otherwise, of the major portion of the Company's in force business pursuant to the reinsurance agreement or agreements approved by the Commissioner of Insurance of the State of Colorado

The repayment of these notes are payable only out of surplus funds of the Company and only at such time as the surplus of the Company, after payment is made, does not fall below the prescribed level. In July 2001, the Company made payments of $19,227,000 and $6,614,000 for principal and interest, respectively, after receiving approval from the Commissioner of Insurance of the State of Colorado. There were no principal or interest payments in 2002.

14. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

SLD - 47

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

14. Fair Values of Financial Instruments (continued)

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the Company's financial instruments are summarized as follows:

	December 31
	2002	2001
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In Thousands)
Assets:
Bonds	$11,414,565	$11,698,496	$10,653,637	$10,706,764
Preferred stocks	18,915	17,338	18,863	19,156
Unaffiliated common stocks	72,427	72,427	38,083	38,083
Mortgage loans	2,776,223	3,012,179	2,434,031	2,516,707
Policy loans	1,073,803	1,073,804	1,124,108	1,124,108
Residual collateralized
mortgage obligations	-	-	4,737	4,737
Derivative securities	22,939	(270,991)	8,143	67,952
Short-term investments	234,588	234,588	470,784	470,784
Cash	55,492	55,492	96,637	96,637
Investment in surplus notes	35,000	51,784	35,000	35,000
Indebtedness from related parties	8,420	8,420	23,933	23,933
Separate account assets	1,526,548	1,526,548	903,086	903,086
Receivable for securities	45,764	45,764	6,398	6,398

SLD - 48

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

14. Fair Values of Financial Instruments (continued)

	December 31
	2002		2001
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In Thousands)
Liabilities:
Individual and group annuities	2,612,948	2,596,131	1,471,714	1,519,212
Deposit type contracts	6,710,709	6,705,823	6,076,576	6,016,038
Policyholder funds	7,302	7,302	56,820	56,820
Policyholder dividends	-	-	10,033	10,033
Indebtedness to related parties	1,802	1,802	17,856	17,856
Separate account liabilities	1,512,075	1,512,075	903,086	903,086
Payable for securities	2,522	2,522	175,048	175,048

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash and short-term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Fixed maturities and equity securities: The fair values for bonds, preferred stocks and common stocks, reported herein, are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 2% and 15% over the total portfolio. Fair values determined on this basis can differ from values published by the NAIC Securities Valuation Office. Fair value as determined by the NAIC as of December 31, 2002 and 2001 is $11,605,230,000 and $7,461,342,000, respectively.

SLD - 49

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

14. Fair Values of Financial Instruments (continued)

Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk. All residential loans are valued at their outstanding principal balances, which approximate their fair values.

Residual collateralized mortgage obligations: Residual collateralized mortgage obligations are included in the other invested assets balance. Fair values are calculated using discounted cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 5% and 25% over the total portfolio.

Derivative financial instruments: Fair values for on-balance-sheet derivative financial instruments (caps, options and floors) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.

Investment in surplus notes: Estimated fair value in surplus notes were generated using a discounted cash flow approach. Cash flows were discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on surplus notes with similar characteristics.

Guaranteed investment contracts: The fair values of the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Off-balance-sheet instruments: The Company accepted additional deposits on existing synthetic guaranteed investment contracts in the amounts of $233,300,000 and $709,000,000 in 2002 and 2001, respectively, from trustees of 401(k) plans. Pursuant to the terms of these contracts, the trustees own and retain the assets related to these December 31, 2002 contracts. Such assets had a value of $1,008,456,091 and $1,077,456,000 at December 31, 2002 and 2001, respectively. Under synthetic

SLD - 50

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

guaranteed investment contracts, the synthetic issuer may assume interest rate risk on individual plan participant initiated withdrawals from stable value options of 401(k) plans. Approximately 100% of the synthetic guaranteed investment contract book values are on a participating basis and have a credited interest rate reset mechanism, which passes such interest rate risk to plan participants.

14. Fair Values of Financial Instruments (continued)

Other investment-type insurance contracts: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender values. The carrying values of other policyholder liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies, and premium deposits, approximate their fair values.

The carrying value of all other financial instruments approximates their fair value.

15. Commitments and Contingencies

The Company is a party to threatened or pending lawsuits arising from the normal conduct of business. Due to the climate in insurance and business litigation, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of pending lawsuits, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the Company's operations or financial position.

The Company guarantees certain contractual policy claims of its subsidiary, Midwestern United Life Company. In the unlikely event that Midwestern United Life Company were unable to fulfill its obligations to policyholders, the Company would be obligated to assume the guaranteed policy obligations, but any ultimate contingent losses in connection with such guarantees will not have a material adverse impact on the Company's future operations or financial position

The Company is a member of the Federal Home Loan Bank of Topeka ("FHLB").As a member of FHLB, the Company has issued non-putable funding agreements with FHLB. Assets with a book value of $1,611,858,000 collateralize these agreements. The reserves on these agreements were $1,410,725,000 at December 31, 2002.

Leases and Other Commitments

The Company leases office space under various non-cancelable operating lease agreements that expire through July 2017. During the years ended December 31, 2002 and 2001, rent expense totaled $1,082,000 and $3,118,000 respectively. At December 31, 2002, the minimum aggregate rental commitments are: 2003 - $692,000; 2004 - $487,000; 2005 - $337,000; 2006 - $173,000; 2007 - $90,000.

SLD - 51

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

15. Commitments and Contingencies (continued)

Leases and Other Commitments (continued)

Certain rental commitments have renewal options extending through the year 2007 subject to adjustments in the future periods. The Company is not involved in any material sale-leaseback transactions.

16. Financing Agreements

The Company maintains a revolving loan agreement with SunTrust Bank, Atlanta (the "Bank"). Under this agreement, which expires July 31, 2003, the Company can borrow up to $125,000,000 from the Bank. Interest on any borrowing accrues at an annual rate equal to the cost of funds for the Bank for the period applicable for the advance plus 0.225% or a rate quoted by the Bank to the Company for the borrowing. Under this agreement, the Company incurred interest expense of $71,000 for the year ended December 31, 2002. At December 31, 2002, the Company had $0 payable to the Bank.

The Company also maintains a revolving loan agreement with Bank of New York, New York (the "Bank"). Under this agreement, the Company can borrow up to $100,000,000 from the Bank. Interest on any of the Company borrowing accrues at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.225% or (2) a rate quoted by the Bank to the Company for the borrowing. Under this agreement, the Company incurred interest expense of $25,000 for the year ended December 31, 2002. At December 31, 2002, the Company had $0 payable to the Bank.

17. Related Party Transactions

Affiliates

Management and service contracts and all cost sharing arrangements with other affiliated ING US Life Insurance Companies are allocated among companies in accordance with normal, generally accepted expense and cost allocation methods.

Investment Management: The Company has entered into an investment advisory agreement and an administrative services agreement with ING Investment Management, LLC ("IIM") under which IIM provides the Company with investment management and asset liability management services. Total fees under the agreement were approximately $28,414,000 and $20,992,000 for the year ended December 31, 2002 and 2001, respectfully.

SLD - 52

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

17. Related Party Transactions (continued)

Affiliates (continued)

Inter-insurer Services Agreement: The Company has entered into a services agreement with certain of its affiliated insurance companies in the United States ("affiliated insurers") whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting and other services to each other. Net amount paid under these agreements was $40,264,000 and $42,070,000 for the year ended December 31, 2002 and 2001, respectfully.

Reciprocal Loan Agreement: The Company has entered into a reciprocal loan agreement with ING America to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which expires April 1, 2011, the Company and ING America can borrow up to $377,500,000 from one another. Interest on any of the Company's borrowing is charged at the rate of ING America cost of funds for the interest period plus 0.15%. Interest on any ING America borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, the Company incurred interest expense of $900,000 and interest income of $3,721,000 for the year ended December 31, 2002. At December 31, 2002, the Company had $0 payable to ING America and $66,700,000 receivable from ING AIH.

Tax Sharing Agreements: The Company has entered into federal tax sharing agreements with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax or other tax return on a consolidated, combined or unitary basis.

Service Agreement with ING Financial Advisers, LLC: The Company has entered into a services agreement with ING Financial Advisors, LLC. ("ING FA") to provide certain administrative, management, professional advisory, consulting and other services to the Company for the benefit of its customers. Charges for these services are to be determined in accordance with fair and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company.

SLD - 53

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2002

18. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state.

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state. The Company has estimated this liability to be $2,305,000 as of December 31, 2002 and 2001 and has recorded a liability. The Company has also recorded an asset of $3,035,000 and $3,805,000 as of December 31, 2002 and 2001, respectively, for future credits to premium taxes for assessments already paid.

19. Regulatory Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2002, the Company meets the RBC requirements.

SLD - 54
SECURITY LIFE OF DENVER INSURANCE COMPANY
Financial Statements - Statutory Basis
Years ended December 31, 2003 and 2002

Contents

Page
Report of Independent Auditors	SLD - 2

Audited Financial Statements - Statutory Basis

Balance Sheets - Statutory Basis	SLD - 4
Statements of Operations - Statutory Basis	SLD - 6
Statements of Changes in Capital and Surplus - Statutory Basis	SLD - 7
Statements of Cash Flows - Statutory Basis	SLD - 8
Notes to Financial Statements - Statutory Basis	SLD - 9

SLD - 1

Report of Independent Auditors

Board of Directors and Stockholder
Security Life of Denver Insurance Company

We have audited the accompanying statutory basis balance sheets of Security Life of Denver Insurance Company ("the Company" and an indirect, wholly-owned subsidiary of ING America Insurance Holdings, Inc.) as of December 31, 2003 and 2002, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado ("Colorado Division of Insurance"), which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Security Life of Denver Insurance Company at December 31, 2003 and 2002 or the results of its operations or its cash flows for the years then ended.

SLD - 2

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life of Denver Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance.

/s/ Ernst & Young

March 22, 2004

SLD - 3

SECURITY LIFE OF DENVER INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2003	2002
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$ 11,999,561	$ 11,414,565
Preferred stocks	12,418	18,915
Common stocks	77,957	72,427
Subsidiaries	76,187	73,186
Mortgage loans	2,856,476	2,776,223
Real estate, less accumulated depreciation (2003-$13,109; 2002-$12,553)	31,971	32,612
Contract loans	1,092,751	1,073,803
Other invested assets	128,678	149,642
Cash and short-term investments	408,212	290,080
Total cash and invested assets	16,684,211	15,901,453
Deferred and uncollected premiums, less loading (2003- $2,052; 2002- $1,926)	193,102	130,982
Accrued investment income	226,236	241,378
Reinsurance balances recoverable	(4,022)	67,177
Data processing equipment, less accumulated
depreciation (2003-$3,838; 2002-$1,817)	31	75
Indebtedness from related parties	14	8,420
Federal income tax recoverable, (including $66,660 and $56,985
net deferred tax assets at December 31, 2003 and 2002, respectively)	66,660	57,059
Separate account assets	1,730,272	1,526,548
Other assets	13,407	12,825
Total admitted assets	$ 18,909,911	$ 17,945,917

The accompanying notes are an integral part of these financial statements.

SLD - 4

SECURITY LIFE OF DENVER INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2003	2002
	(In Thousands,
	except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 7,603,507	$ 8,022,919
Accident and health reserves	8	15
Deposit type contracts	7,330,821	6,710,709
Policyholders' funds	6,493	7,302
Dividends payable	3,981	3,871
Unpaid claims	145,231	191,423
Total policy and contract liabilities	15,090,041	14,936,239
Interest maintenance reserve	19,517	2,444
Accounts payable and accrued expenses	126,551	126,479
Reinsurance balances due	515,895	43,312
Indebtedness to related parties	40,051	1,802
Contingency reserve	16,955	18,087
Asset valuation reserve	95,649	74,863
Borrowed money, net	268,245	168,884
Other liabilities	126,027	30,480
Separate account liabilities	1,711,770	1,512,075
Total liabilities	18,010,701	16,914,665
Capital and surplus:
Common stock: $20,000 par value; authorized 149 shares;
issued and outstanding 144 shares	2,880	2,880
Surplus notes	165,032	165,032
Paid-in and contributed surplus	837,378	837,378
Unassigned (deficit) surplus	(106,080)	25,962
Total capital and surplus	899,210	1,031,252
Total liabilities and capital and surplus	$ 18,909,911	$ 17,945,917

The accompanying notes are an integral part of these financial statements.

SLD - 5

Security Life of Denver Insurance Company
Statements of Operations - Statutory Basis
	Year ended December 31
	2003	2002
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 1,182,093	$ 2,063,758
Policy proceeds and dividends left on deposit	51	31
Net investment income	707,739	858,455
Amortization of interest maintenance reserve	(16,687)	(13,414)
Commissions, expense allowances and reserve adjustments
on reinsurance ceded	260,286	53,339
Other income	84,275	71,964
Total premiums and other revenues	2,217,757	3,034,133
Benefits paid or provided:
Death benefits	503,663	402,381
Annuity benefits	13,450	12,001
Surrender benefits	1,312,580	1,276,798
Interest on policy or contract funds	233,660	296,017
Other benefits	26	(1,896)
Change in life, annuity, and accident and health reserves	(419,362)	290,893
Net transfers to separate accounts	49,745	60,825
Total benefits paid or provided	1,693,762	2,337,019
Insurance expenses:
Commissions	357,779	307,117
General expenses	133,682	98,192
Insurance taxes, licenses and fees, excluding federal income taxes	21,451	18,890
Miscellaneous deductions	2,373	995
Total insurance expenses	515,285	425,194
Gain from operations before policyholder dividends,
federal income taxes and net realized capital losses	8,710	271,920
Dividends to policyholders	2,766	2,564
Gain from operations before federal income taxes and
net realized capital losses	5,944	269,356
Federal income taxes	103,127	88,773
(Loss) gain from operations before net realized capital losses	(97,183)	180,583
Net realized capital losses net of income taxes 2003 - $(14,400) and
2002 - $(11,366); and excluding net transfers to the interest maintenance
reserve 2003- $(387) and 2002- $(20,691)	(45,280)	(43,391)
Net (loss) income	$ (142,463)	$ 137,192
The accompanying notes are an integral part of these financial statements.

SLD - 6
Security Life of Denver Insurance Company
Statements of Changes in Capital and Surplus-Statutory Basis

	Year ended December 31
	2003	2002
	(In Thousands)
Common stock:
Balance at beginning and end of year	$ 2,880	$ 2,880
Surplus note:
Balance at beginning and end of year	165,032	165,032
Paid-in and contributed surplus:
Balance at beginning of year	837,378	737,378
Capital contributions	-	100,000
Balance at end of year	837,378	837,378
Unassigned (deficit) surplus:
Balance at beginning of year	25,962	(136,246)
Net income	(142,463)	137,192
Change in net unrealized capital gains or losses	12,014	(5,149)
Change in nonadmitted assets	(43,372)	42,134
Change in liability for reinsurance in unauthorized companies	1,999	(5,474)
Change in asset valuation reserve	(20,786)	1,136
Change in net deferred income tax	57,094	(7,631)
Dividends to stockholder	(136,055)	-
Deferral of gain on reinsurance transaction	139,527	-
Balance at end of year	(106,080)	25,962
Total capital and surplus	$ 899,210	$ 1,031,252

The accompanying notes are an integral part of these financial statements.

SLD - 7
Security Life of Denver Insurance Company

Statements of Cash Flows-Statutory Basis

	Year ended December 31
	2003	2002
	(In Thousands)
Operations
Premiums, policy proceeds, and other
considerations received, net of reinsurance paid	$ 1,329,758	$ 2,078,398
Net investment income received	915,235	1,018,160
Commission, expenses paid and other miscellaneous expenses	(475,494)	(393,052)
Benefits paid	(1,430,859)	(1,920,378)
Net transfers from (to) separate accounts	31,408	(770,703)
Dividends paid to policyholders	(2,656)	(2,758)
Federal income taxes paid	(105,554)	(48,565)
Other revenues	420,220	18,692
Net cash provided by (used in) operations	682,058	(20,206)
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	9,537,940	9,417,153
Stocks	10,286	23,243
Mortgage loans	523,538	452,644
Real estate	1,375	-
Other invested assets	9,622	29,086
Net gain on cash and short term investments	9,607	56
Miscellaneous proceeds	61,278	-
Net proceeds from sales, maturities, or repayments of investments	10,153,646	9,922,182

Cost of investments acquired:
Bonds	10,348,589	10,434,664
Stocks	3,954	37,494
Mortgage loans	604,826	795,589
Real estate	-	-
Other invested assets	13,237	10,853
Miscellaneous applications	-	188,187
Total cost of investments acquired	10,970,606	11,466,787

Net change in contract loans	(18,948)	50,306
Net cash used in investment activities	(835,908)	(1,494,299)
Financing and miscellaneous activities
Cash provided:
Capital and surplus paid-in	10,620	91,733
Borrowed money received (repaid)	99,364	(142,383)
Net deposits on deposit-type contract funds	47,934	1,770,838
Dividends to stockholders	(136,055)	-
Other sources (uses)	250,119	(483,025)
Net cash provided by financing and miscellaneous activities	271,982	1,237,163
Net change in cash and short-term investments	118,132	(277,342)
Cash and short-term investments
Beginning of year	290,080	567,422
End of year	$ 408,212	$ 290,080

The accompanying notes are an integral part of these financial statements.

SLD - 8

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

1. Nature of Operations and Significant Accounting Policies

Security Life of Denver Insurance Company (the "Company") is domiciled in Colorado and is a wholly owned subsidiary of Lion Connecticut Holdings Inc., which is a wholly-owned subsidiary of ING America Insurance Holdings, Inc. ("ING AIH"). The Company focuses on three markets: the advanced market, reinsurance to other insurers, and the investment products market. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate-owned life insurance. These products include traditional life, interest-sensitive life, universal life, and variable life. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York and Puerto Rico), the District of Columbia and the U.S. Virgin Islands. In the reinsurance market, the Company offers financial security to clients through a mix of total risk management and traditional life insurance services. In the investment products market, the Company offers guaranteed investment contracts, funding agreements, and trust notes to institutional buyers.

The Company merged with First Columbine Life Insurance Company ("First Columbine"), an affiliate, on December 31, 2002. The transaction was approved by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado ("Colorado Division of Insurance") and was accounted for as a statutory merger. No consideration was paid and no common stock was issued in exchange for all of the common shares of First Columbine. The accompanying financial statements have been restated as though the merger took place prior to all periods presented. Pre-merger separate company revenue, net income, and other surplus adjustments for the twelve months ended December 31, 2002 were $2,784,460,000, $116,057,000 and $107,979,000, respectively, for the Company and $249,673,000, $21,137,000, and $17,035,000, respectively, for First Columbine.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance, which practices differ from accounting principles generally accepted in the United States ("GAAP"). The most significant variances from GAAP are as follows:

SLD - 9

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in stockholder's equity for those designated as available-for-sale.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is written down to the value of the undiscounted cash flows. For GAAP, assets are re-evaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book value. The asset is then written down to fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

SSAP 31 applies to derivative transactions prior to January 1, 2003. The Company also follows the newly adopted hedge accounting guidance in SSAP 86 for derivative transactions entered into or modified on or after January 1, 2003. Under this guidance, derivatives that are deemed effective hedges are accounted for in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder's equity rather than to income as required for fair value hedges.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the Securities Valuation Office of the NAIC ("SVO").

SLD - 10

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes.

Valuation Reserves: The asset valuation reserve ("AVR") is determined by an NAIC-prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed-income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral or interest maintenance reserve ("IMR") is reported as a component of other liabilities in the accompanying balance sheets.

Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines is charged to income.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

SLD - 11

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners' Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

SLD - 12

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Nonadmitted Assets: Certain assets designated as "nonadmitted," principally deferred federal income tax assets, disallowed interest maintenance reserves, non-operating software, past-due agents' balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Employee Benefits: For purposes of calculating the Company's pension and postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently vested are also included.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits, and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are non-admitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

Surplus Notes: Surplus notes are reported as a component of surplus. Under statutory accounting practices, no interest is recorded on the surplus notes until payment has been approved by the Colorado Division of Insurance. Under GAAP, surplus notes are reported as liabilities and the related interest is reported as a charge to earnings over the term of the notes.

Statements of Cash Flows: Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

SLD - 13

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Reconciliation to GAAP: The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher-risk asset backed securities, which are valued using the prospective method. The Company has elected to use the book value as of January 1, 1994, as the cost for applying the retrospective method to securities purchased prior to that date where historical cash flows are not readily available.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the SVO.

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes.

The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis. Management considers the length of time and the extent to which the market value has been less than cost, the financial condition and near-term prospects of the issuer, future economic conditions and market forecasts, and the Company's intent and ability to retain the investment in the issuer for a period of time sufficient to allow for recovery in market value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred.

SLD - 14

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

The Company uses derivatives such as interest rate swaps, caps and floors as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreement is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged items.

The derivatives are reported in a manner that is consistent with the hedged asset or liability. All derivatives are reported at amortized cost. Upon termination of a derivative that qualified for hedge accounting, the gain or loss is deferred in IMR or adjusts the basis of the hedged item.

The Company's insurance subsidiaries are reported at their underlying statutory basis net assets plus the admitted portion of goodwill, and the Company's noninsurance subsidiary is reported at the GAAP basis of its net assets. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses.

Mortgage loans are reported at amortized cost, less allowance for impairments.

Contract loans are reported at unpaid principal balances.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost; other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

SLD - 15

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

For reverse repurchase agreements, Company policies require a minimum of 95% of the fair value of securities purchased under reverse repurchase agreements to be maintained as collateral. Cash collateral received is invested in short-term investments and the offsetting collateral liability is included in miscellaneous liabilities.

Reverse dollar repurchase agreements are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

The Company engages in securities lending whereby certain domestic bonds from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The Company does not have access to the collateral. The Company's policy requires a minimum of 102% of the fair value of securities loaned to be maintained as collateral. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates.

Short-term investments are reported at amortized cost. Short-term investments include investments with maturities of less than one year at the date of acquisition.

Partnership interests, which are included in other invested assets, are reported at the underlying audited GAAP equity of the investee.

Residual collateralized mortgage obligations, which are included in other invested assets, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are determined using the specific identification method.

Cash on hand includes cash equivalents. Cash equivalents are short-term investments that are both readily convertible to cash and have an original maturity date of three months or less. Short-term investments are carried at amortized cost, which approximates market value.

Aggregate Reserve for Life Policies and Contracts

Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2.0% to 11.25%.

SLD - 16

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company's practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium-paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Data Processing Equipment

Electronic data processing equipment is carried at cost less accumulated depreciation. Depreciation for major classes of such assets is calculated on a straight-line basis over the estimated useful life of the asset.

SLD - 17

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Participating Insurance

Participating business approximates less than 1.0% of the Company's ordinary life insurance in force and 0.8% of premium income. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales.

Pension Plans

The Company provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plan. The Company also provides a contributory retirement plan for substantially all employees.

Nonadmitted Assets

Nonadmitted assets are summarized as follows:

	December 31
	2003	2002
	(In Thousands)
Deferred federal income taxes	$ 231,293	$ 188,721
Agents' debit balances	3,335	4,232
Furniture and equipment	1,555	2,217
Deferred and uncollected premium	872	2,801
Non-operating software asset in progress	11,582	14,187
Other	12,265	5,372
Total nonadmitted assets	$ 260,902	$ 217,530

Changes in nonadmitted assets are generally reported directly in surplus as an increase or decrease in nonadmitted assets. Certain changes are reported directly in surplus as a change in unrealized capital gains or losses.

Claims and Claims Adjustment Expenses

Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2003. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31, 2003.

SLD - 18

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Cash Flow Information

Cash and short-term investments include cash on hand, demand deposits and short-term fixed maturity instruments with a maturity of less than one year at date of acquisition.

Separate Accounts

More than half of the separate account assets and liabilities held by the Company represent funds held for the benefit of the Company's variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders' account values. The assets of these accounts are carried at fair value.

Certain other separate accounts relate to experience-rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one year only, where the guaranteed interest rate is re-established each year based on the investment experience of the separate account. In no event can the interest rate be less than zero. The assets and liabilities of these separate accounts are carried at book value.

Reserves related to the Company's mortality risk associated with these policies are included in life and annuity reserves. The operations of the separate accounts are not included in the accompanying financial statements.

Reclassifications

Certain prior year amounts in the Company's statutory basis financial statements have been reclassified to conform to the 2003 financial statement presentation.

2. Permitted Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the State of Colorado. The Colorado Division of Insurance recognizes only statutory accounting practices prescribed or permitted by the State of Colorado for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Colorado Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of Colorado. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Colorado Division of Insurance. As of December 31, 2003 and 2002, the Company had no such permitted accounting practices.

SLD - 19

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

3. Investments
The amortized cost and fair value of bonds and equity securities are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2003:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 57,644	$ 4,974	$ 171	$ 62,447
States, municipalities,
and political subdivisions	4,334	173	-	4,507
Foreign government	216,521	25,015	1,302	240,234
Public utilities securities	1,002,225	57,149	3,739	1,055,635
Corporate securities	5,865,468	311,413	30,691	6,146,190
Mortgage-backed securities	3,848,729	65,627	60,488	3,853,868
Commercial mortgage-backed securities	199,516	9,520	2,711	206,325
Other asset-backed securities	813,888	7,433	39,932	781,389
Total fixed maturities	12,008,325	481,304	139,034	12,350,595
Preferred stocks	12,467	-	2,832	9,635
Common stocks	74,981	2,988	12	77,957
Total equity securities	87,448	2,988	2,844	87,592

Total	$ 12,095,773	$ 484,292	$ 141,878	$ 12,438,187
At December 31, 2002:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 546,121	$ 8,966	$ 195	$ 554,892
States, municipalities,
and political subdivisions	19,823	293	-	20,116
Foreign government	623,583	35,806	14,017	645,372
Public utilities securities	526,221	22,868	4,875	544,214
Corporate securities	4,920,736	251,230	65,077	5,106,889
Mortgage-backed securities	3,792,945	137,393	68,814	3,861,524
Commercial mortgage-backed securities	142,215	11,515	2,837	150,893
Other asset-backed securities	864,431	10,074	59,909	814,596
Total fixed maturities	11,436,075	478,145	215,724	11,698,496
Preferred stocks	18,954	302	1,918	17,338
Common stocks	71,856	584	13	72,427
Total equity securities	90,810	886	1,931	89,765
Total	$ 11,526,885	$ 479,031	$ 217,655	$ 11,788,261

SLD - 20

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31
	2003	2002
	(In Thousands)
Amortized cost	$ 12,008,325	$ 11,436,075
Less: nonadmitted bonds	(8,764)	(21,510)
Carrying value	$ 11,999,561	$ 11,414,565

As of December 31, 2003, the aggregate market value of debt securities with unrealized losses and the time period that cost exceeded fair value are as follows:

More than 6
months and less
	Less than 6	than 12 months	More than 12
	months below cost	below cost	months below cost	Total
(In Thousands)
Fair value	$ 1,298,604	$ 1,016,714	$ 466,032	$ 2,781,350
Unrealized loss	16,475	46,060	76,500	139,035

Of the unrealized losses more than 6 months and less than 12 months in duration of $46,060,000 there were $10,390,000 in unrealized losses that were primarily related to interest rate movement or spread widening for other than credit-related reasons. Business and operating fundamentals are performing as expected. The remaining unrealized losses of $35,670,000 as of December 31, 2003 included the following significant items:

$28,305,000 of unrealized losses related to mortgage-backed and structured securities reviewed for impairment under the guidance prescribed by SSAP No. 43 Loan-backed and Structured Securities. This category includes U.S. government-backed securities, principal protected securities and structured securities which did not have an adverse change in cash flows for which the fair value was $497,256,000.

$2,759,000 of unrealized losses related to the energy/utility industry, for which the fair value was $100,270,000. During 2003, the energy sector recovered due to a gradually improving economic picture. Current analysis indicates the debt will be serviced in accordance with the contractual terms.

$2,482,000 of unrealized losses related to non-domestic issues, with no unrealized loss exposure per country in excess of $873,000 for which the fair value was $50,047,000. Credit exposures are well diversified in these markets including banking, beverage, healthcare, and sovereign companies.

SLD - 21

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

$1,306,000 of unrealized losses related to the telecommunications/cable/media industry, for which the fair value was $31,220,000. During 2003, the sector recovered somewhat due to a gradually improving economy. Credit exposure is primarily focused in what Company management believes to be the largest and most financially secure companies in the sector.

The remaining unrealized losses totaling $818,000 relate to a fair value of $6,638,000.

Of the unrealized losses more than 12 months in duration of $76,500,000, there were $3,017,000 in unrealized losses that were primarily related to interest rate movement or spread widening for other than credit-related reasons. Business and operating fundamentals are performing as expected. The remaining unrealized losses of $73,483,000 as of December 31, 2003 included the following significant items:

$63,195,000 of unrealized losses related to mortgage-backed and structured securities reviewed for impairment under the guidance prescribed by SSAP No. 43 Loan-backed and Structured Securities. This category includes U.S. government-backed securities, principal protected securities and structured securities which did not have an adverse change in cash flows for which the fair value was $242,380,000.

$4,633,000 of unrealized losses related to the airline industry, for which the fair value was $35,286,000. During 2003, the airline industry continued to suffer from decreased passenger volumes offset by a gradually improving economy. The majority of the airline investments are comprised of Enhanced Equipment Trust Certificates ("EETC"). Current analysis indicates the specific collateral backing EETC investments is predominantly represented by newer models that are expected to be retained as individual airlines reduce their fleets.

$1,823,000 of unrealized losses related to the energy/utility industry, for which the fair value was $20,862,000. During 2003, the energy sector recovered due to a gradually improving economic picture. Current analysis indicates the debt will be serviced in accordance with the contractual terms.

$2,444,000 of unrealized losses related to non-domestic issues, with no unrealized loss exposure per country in excess of $1,700,000 for which the fair value was $35,813,000. Credit exposures are well diversified in these markets, including banking and other asset-backed securities.

$1,143,000 of unrealized losses related to the telecommunications/cable/media industry, for which the fair value was $39,531,000. During 2003, the sector recovered somewhat due to a gradually improving economy. Credit exposure is primarily focused in what Company management believes to be the largest and most financially secure companies in the sector.

SLD - 22

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

The remaining unrealized losses totaling $245,000 relate to a fair value of $1,394,000.

The amortized cost and fair value of investments in bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value
	(In Thousands)
December 31, 2003
Maturity:
Due in 1 year or less	$ 418,595	$ 425,646
Due after 1 year through 5 years	2,811,537	2,968,703
Due after 5 years through 10 years	2,349,746	2,468,666
Due after 10 years	1,566,314	1,645,998
	7,146,192	7,509,013
Mortgage-backed securities	3,848,729	3,853,868
Commercial mortgage-backed securities	199,516	206,325
Other structured securities	813,888	781,389
Total	$ 12,008,325	$ 12,350,595

At December 31, 2003, investments in certificates of deposit and bonds, with an admitted asset value of $23,849,000, were on deposit with state insurance departments to satisfy regulatory requirements.

The Company had loaned securities, which are reflected as invested assets on the balance sheets with a market value of approximately $22,867,000 and $28,903,000, at December 31, 2003 and 2002, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $4,985,299,000 and $5,990,714,000 in 2003 and 2002, respectively. Gross gains of $84,185,000 and $139,524,000 and gross losses of $29,923,000 and $114,222,000 during 2003 and 2002, respectively, were realized on those sales. A portion of the gains and losses realized in 2003 and 2002 has been deferred to future periods in the IMR.

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's return on the investment portfolio or to manage interest rate risk.

SLD - 23

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

The table below summarizes the number of transactions, book value, and gain/loss of the Company's financial instruments with securities sold and reacquired within 30 days of the sale date:

			Cost of
	Number of		Securities
Bonds	Transactions	Book Value	Repurchased	Gain

NAIC 3	19	$ 14,652,948	$ 15,738,289	$ 177,741
NAIC 4	5	3,726,012	3,250,881	52,369
NAIC 6	3	251,210	266,502	-

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2003	2002
	(In Thousands)
Income:
Equity securities-unaffiliated	$ 8,330	$ 4,666
Bonds	674,425	753,050
Mortgage loans	175,395	170,803
Contract loans	71,453	72,183
Real estate	4,661	4,950
Derivative investments	(176,141)	(109,067)
Other	7,080	12,633
Total investment income	765,203	909,218
Investment expenses	(57,464)	(50,763)
Net investment income	$ 707,739	$ 858,455

As part of its overall investment strategy, the Company has entered into agreements to purchase securities as follows:

	December 31
	2003	2002
	(In Thousands)

Investment purchase commitments	$ 348,720	$ 218,743

SLD - 24

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

The Company entered into reverse dollar repurchase transactions to increase its return on investments and improve liquidity. Reverse dollar repurchases involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The reverse dollar repurchases are accounted for as short-term collateralized financing and the repurchase obligation is reported in borrowed money. The repurchase obligation totaled $166,089,000 and $161,878,000 at December 31, 2003 and 2002, respectively. The securities underlying these agreements are mortgage-backed securities with a book value of $164,591,000 and $160,784,000 and fair value of $166,580,000 and $163,139,000 at December 31, 2003 and 2002, respectively. At December 31, 2003, the securities have a weighted average coupon rate of 5.8% and have maturities ranging from December 2018 through December 2033. The primary risk associated with short-term collateralized borrowings is that the counterparty may be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments, which was not material at December 31, 2003. The Company believes that the counterparties to the reverse dollar repurchase agreements are financially responsible and that counterparty risk is minimal.

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in the near term. The proceeds are invested in new securities of intermediate durations. The terms of the reverse repurchase agreements call for payment of interest at a rate of 1.07%. The agreements mature prior to the end of January 2004. As of December 31, 2003 and 2002, the amount outstanding on these agreements was $15,800,000. The securities underlying these agreements are mortgage-backed securities with a book value of $15,938,000 and $7,276,000 and fair value of $16,098,000 and $7,355,000 at December 31, 2003 and 2002, respectively. The securities have a weighted average coupon of 5.0% and have a maturity of December 2033.

The maximum and minimum lending rates for long-term mortgage loans during 2003 were 7.26% and 2.32%. Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 76.0% on commercial properties. As of December 31, 2003, the Company held no mortgages with interest more than 180 days overdue. Total interest due on mortgages is $57,000, and $251,000 as of December 31, 2003 and 2002, respectively.

SLD - 25

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

4. Derivative Financial Instruments Held for Purposes Other than Trading

The Company enters into derivatives such as swaps, caps, floors, and options to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities. Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreements without an exchange of the underlying principal amount.

Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

Premiums paid for the purchase of interest rate contracts are included in other invested assets on the balance sheets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

Amounts paid or received, if any, from such contracts are included in interest expense or income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets.

Gains or losses realized as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination. Changes in the fair value of effective hedge derivatives are recorded as investment income. Changes in the fair value of ineffective hedge derivatives are recorded as unrealized gains and losses in surplus. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives are recorded as unrealized gains and losses. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

SLD - 26

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

The table below summarizes the Company's interest rate contracts included in other invested assets at December 31, 2003 and 2002:

	Notional	Carrying	Fair
	Amount	Value	Value
(In Thousands)
December 31, 2003
Swaps	$ 9,977,615	$ 5,533	$ (233,030)
Caps owned	525,151	4,498	747

Total derivatives	$ 10,502,766	$ 10,031	$ (232,283)
December 31, 2002
Swaps	$ 10,995,346	$ 15,626	$ (272,911)
Caps owned	672,372	7,313	1,920
Total derivatives	$ 11,667,718	$ 22,939	$ (270,991)

5. Concentrations of Credit Risk

The Company held less-than-investment-grade corporate bonds with an aggregate book value of $773,297,000 and $679,704,000 and an aggregate market value of $800,996,000 and $633,205,000 at December 31, 2003 and 2002, respectively. Those holdings amounted to 6.4% of the Company's investments in bonds and 4.5% of total admitted assets at December 31, 2003. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

The Company held unrated bonds of $252,037,000 and $208,820,000 with an aggregate NAIC market value of $255,766,000 and $209,386,000 at December 31, 2003 and 2002, respectively. The carrying value of these holdings amounted to 2.1% of the Company's investment in bonds and 1.5% of the Company's total admitted assets at December 31, 2003.

At December 31, 2003, the Company's commercial mortgages involved a concentration of properties located in California (17.0%) and Florida (9.5%). The remaining commercial mortgages relate to properties located in 41 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $51,425,000.

SLD - 27

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

6. Annuity Reserves

At December 31, 2003 and 2002, the Company's annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
December 31, 2003
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 2,954,534	28.7%
At book value less surrender charge	31,416	0.3
Subtotal	2,985,950	29.0

Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	264,407	2.6
Not subject to discretionary withdrawal	7,039,545	68.4
Total annuity reserves and deposit fund liabilities
before reinsurance	10,289,902	100.0%
Less reinsurance ceded	-
Net annuity reserves and deposit fund liabilities	$ 10,289,902
December 31, 2002
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 4,035,938	39.9%
At book value less surrender charge	34,035	0.4
Subtotal	4,069,973	40.3
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	266,917	2.6
Not subject to discretionary withdrawal	5,774,312	57.1
Total annuity reserves and deposit fund liabilities
before reinsurance	10,111,202	100.0%
Less reinsurance ceded	-
Net annuity reserves and deposit fund liabilities	$ 10,111,202

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Colorado Division of Insurance, is $426,738,180,000 at December 31, 2003. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $687,716,000 at December 31, 2003. The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with Statement of Statutory Accounting Principles ("SSAP") No. 54, Individual and Group Accident and Health Contracts.

SLD - 28

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

7. Employee Benefit Plans
Pension Plan and Postretirement Benefits

The Company sponsors non-contributory defined benefit pension plans covering United States employees.

The Company also provides certain health care and life insurance benefits for retired employees.

A summary of assets, obligations and assumptions of the pension and other postretirement benefits plans are as follows:

	Pension Benefits		Other Benefits

	2003	2002	2003	2002
	(In Thousands)
Change in benefit obligation
Benefit obligation at beginning of year	$ 11,433	$ 14,880	$ 5,658	$ 5,742
Service cost	-	26	430	445
Interest cost	752	1,098	359	451
Contribution by plan participants	-	-	1,442	265
Actuarial (loss) gain	(1,002)	(3,880)	926	844
Benefits paid	(1,024)	(691)	(1,878)	(597)
Plan amendments	-	-	-	(1,492)
Benefit obligation at end of year	$ 10,159	$ 11,433	$ 6,937	$ 5,658
Change in plan assets
Fair value of plan assets at beginning of year	$ -	$ -	$ -	$ -
Actual return on plan assets	-	-	-	-
Employer contribution	1,024	691	436	332
Plan particpants' contributions	-	-	1,442	265
Benefits paid	(1,024)	(691)	(1,878)	(597)
Fair value of plan assets at end of year	$ -	$ -	$ -	$ -

SLD - 29

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

	Pension Benefits		Other Benefits

	2003	2002	2003	2002
	(In Thousands)
Funded status	$ (10,159)	$ (11,433)	$ (6,937)	$ (5,658)
Unamortizated prior service credit	(402)	(438)	(1,971)	(2,094)
Unrecognized net gain/(loss)	(3,667)	(2,872)	27	(963)
Remaining net obligation	10,959	11,603	-	-
Net amount recorded	$ (3,269)	$ (3,140)	$ (8,881)	$ (8,715)
Components of net periodic benefit cost
Service cost	$ -	$ 26	$ 430	$ 445
Interest cost	752	1,098	359	451
Amortization of unrecognized transition
obligation or transition asset	645	645	-	490
Amount of recognized gains and losses	(208)	-	(64)	(150)
Amount of prior service cost recognized	(36)	(35)	(123)	483
Total net periodic benefit cost	$ 1,153	$ 1,734	$ 602	$ 1,719

In addition, the Company has pension benefit obligation and other benefit obligation for non-vested employees as of December 31, 2003 and 2002 in the amount of $59,000 and $219,000 and $3,376,000 and $2,956,000, respectively.

Assumptions used in determining the accounting for the supplemental employees retirement plan and other post-retirement benefit plans as of December 31, 2003 and 2002 were as follows:

	2003	2002

Weighted-average discount rate	6.25%	6.75%
Rate of increase in compensation level	3.75%	3.75%
Expected long-term rate of return on assets	8.75%	9.00%

SLD - 30

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

The annual assumed rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) for the medical plan is 10%, graded to 5% thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 2003 by $88,000. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation for the medical plan as of December 31, 2003 by $85,000.

401(k) Plan

The ING Savings Plan is a defined contribution plan, which is available to substantially all employees. Participants may make contributions to the plan through salary reductions up to a maximum of $12,000 for 2003 and $11,000 for 2002. Such contributions are not currently taxable to the participants. The Company matches up to 6% of pre-tax eligible pay at 100%. Company matching contributions were $1,893,000 and $1,807,000 for 2003 and 2002, respectively.

8. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

Premiums, deposits, and other considerations received for the years ended December 31, 2003 and 2002 were $161,513,000 and $213,479,000, respectively. In addition, $0 and $750,860,000 in deposit type contracts were received in 2003 and 2002, respectively.

SLD - 31

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

The general nature and characteristics of the separate accounts business follows:

	Non-Indexed	Non-
	Guarantee	Guaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
	(In Thousands)
December 31, 2003
Premium, consideration or deposits for the year	$ -	$ 161,513	$ 161,513
Reserves for separate accounts with assets at:
Fair value	$ -	$ 960,041	$ 960,041
Amortized cost	750,901	-	750,901
Total reserves	$ 750,901	$ 960,041	$ 1,710,942
Reserves for separate accounts by
withdrawal characteristics:
Subject to descretionary withdrawal:
With market value adjustment	$ -	$ -	$ -
At book value without market value adjustment
and with current surrender charge of 5% or more	-	449,685	449,685
At market value	-	-	-
At book value without market value adjustment
and with current surrender charge less than 5%	-	510,356	510,356
Subtotal	-	960,041	960,041

Not subject to discretionary withdrawal	750,901	-	750,901
Total separate account aggregate reserves	$ 750,901	$ 960,041	$ 1,710,942
December 31, 2002
Premium, consideration or deposits for the year	$ -	$ 213,479	$ 213,479
Reserves for separate accounts with assets at:
Fair value	$ -	$ 699,743	$ 699,743
Amortized cost	750,860	-	750,860
Total reserves	$ 750,860	$ 699,743	$ 1,450,603
Reserves for separate accounts by
withdrawal characteristics:
Subject to descretionary withdrawal:
With market value adjustment	$ -	$ -	$ -
At book value without market value adjustment
and with current surrender charge of 5% or more	-	363,187	363,187
At market value	-	-	-
At book value without market value adjustment
and with current surrender charge less than 5%	-	336,195	336,195
Subtotal	-	699,382	699,382
Not subject to discretionary withdrawal	750,860	361	751,221
Total separate account aggregate reserves	$ 750,860	$ 699,743	$ 1,450,603

SLD - 32

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	December 31
	2003	2002
	(In Thousands)
Transfers as reported in the Summary of Operations
of the Separate Accounts Statement:
Transfers to separate accounts	$ 161,513	$ 234,907
Transfers from separate accounts	(111,768)	(174,584)
Net transfers to separate accounts	49,745	60,323
Reconciling adjustments:
Miscellaneous transfers	-	502
Transfers as reported in the Statement of Operations	$ 49,745	$ 60,825

9. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Assumed premiums amounted to $1,008,909,000 and $895,515,000 for the years ended December 31, 2003 and 2002, respectively.

The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	December 31
	2003	2002
	(In Thousands)
Premiums	$ 1,136,439	$ 392,723
Benefits paid or provided	373,139	216,044
Policy and contract liabilities at year end	2,140,008	2,623,310

During 2003 and 2002, the Company had ceded blocks of insurance under reinsurance treaties to provide funds for financing and other purposes. These reinsurance transactions, generally known as "financial reinsurance," represent financing arrangements. Financial reinsurance has the effect of increasing current statutory surplus while reducing future statutory surplus as the reinsurers recapture amounts.

SLD - 33

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

10. Federal Income Taxes

The Company and its subsidiaries file a consolidated federal income tax return with its parent, ING AIH, and other U.S. affiliates and subsidiaries. The method of tax allocation is governed by a written tax sharing agreement. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING AIH for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate.

The components of the net deferred tax asset (liability) are as follows:

	December 31
	2003	2002
	(In Thousands)
Total deferred tax assets	$ 325,643	$ 260,262
Total deferred tax liabilities	(27,691)	(14,556)
Net deferred tax assets	297,952	245,706
Deferred tax asset nonadmitted	(231,293)	(188,721)
Net admitted deferred tax asset	$ 66,659	$ 56,985
(Increase) decrease in nonadmitted asset	$ (42,572)	$ 15,311

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2003	2002
	(In Thousands)
Federal taxes on operations	$ 103,127	$ 88,773
Federal taxes on capital gains	14,400	11,366
Total current taxes incurred	$ 117,527	$ 100,139

SLD - 34

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

The main components of deferred tax assets and deferred tax liabilities are as follows:

	December 31
	2003	2002
	(In Thousands)
Deferred tax assets resulting from book/tax differences in:
Deferred acquisition costs	$ 128,958	$ 100,924
Insurance reserves	73,157	37,406
Investments	65,107	58,691
Compensation and employee benefits	22,431	18,045
Due and deferred premium	13,343	11,964
Nonadmitted assets	7,659	9,284
Unrealized loss on investments	3,060	6,607
Litigation accruals	5,934	6,330
Depreciable assets	4,737	5,861
Other	1,257	5,150
Total deferred tax assets	325,643	260,262
Deferred tax assets nonadmitted	(231,293)	(188,721)
Admitted deferred tax assets	94,350	71,541
Deferred tax liabilities resulting from book/tax differences in:
Investments	5,184	10,959
Due and deferred premiums	21,789	-
Other	717	3,597
Total deferred tax liabilities	27,690	14,556

Net admitted deferred tax asset	$ 66,660	$ 56,985

The change in net deferred income taxes is comprised of the following:

	December 31
	2003	2002	Change
	(In Thousands)
Total deferred tax assets	$ 325,643	$ 260,262	$ 65,381
Total deferred tax liabilities	27,691	14,556	13,135
Net deferred tax asset	$ 297,952	$ 245,706	52,246
Remove current year change in unrealized gains			4,848
Change in net deferred income tax			57,094
Remove other items in surplus:
Current year change in non-admitted assets			1,670
Other			(1,346)
Change in deferred taxes for rate reconciliation			$ 57,418

SLD - 35

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

The provision for federal income taxes expense and change in deferred taxes differs from the amount from that which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes for the following reasons:

Year Ended
December 31,
2003
(In Thousands)
Ordinary income	$ 5,943
Capital losses	(30,493)

Total pre-tax book loss	$ (24,550)
Provision computed at statutory rate	$ (8,592)
Refinement of deferred tax balances	15,221
Interest maintenance reserve	5,840
Dividend received deduction	(1,299)
Amortization of reinsurance gain	48,834
Other	105
Total	$ 60,109
Federal income taxes incurred	$ 117,526
Change in net deferred income taxes	(57,418)
Total statutory income taxes	$ 60,108

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $99,153,372 and $113,183,297 from 2003 and 2002, respectively.

Under the inter-company tax sharing agreement, the Company has a receivable from ING AIH of $21,850,000 and $9,951,000 for federal income taxes as of December 31, 2003 and 2002, respectively.

SLD - 36

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Prior to 1984, the Company was allowed certain special deductions for federal income tax reporting purposes that were required to be accumulated in a "policyholders' surplus account" ("PSA"). In the event those amounts are distributed to shareholders, or the balance of the account exceeds certain limitations prescribed by the Internal Revenue Code, the excess amounts would be subject to income tax at current rates. Income taxes also would be payable at current rates if the Company ceases to qualify as a life insurance company for tax reporting purposes, or if the income tax deferral status of the PSA is modified by future tax legislation. Management does not intend to take any actions nor does management expect any events to occur that would cause income taxes to become payable on the PSA balance. Accordingly, the Company has not accrued income taxes on the PSA balance of $60,490,000 at December 31, 2003. However, if such taxes were assessed, the amount of the taxes payable would be $21,171,000. No deferred tax liabilities are recognized related to the PSA.

11. Investment in and Advances to Subsidiaries

The Company has one wholly owned insurance subsidiary at December 31, 2003, Midwestern United Life Insurance Company ("Midwestern United"). The Company also has two wholly owned noninsurance subsidiaries, First Secured Mortgage Deposit Corporation and ING America Equities, Inc ("IAE").

IAE is a wholesale broker/dealer whose business activities consist only of the distribution of variable life and annuity contracts. IAE does not hold customer funds or securities.

Amounts invested in and advanced to the Company's subsidiaries are summarized as follows:

	December 31
	2003	2002
	(In Thousands)
Common stock (cost-$40,746 in 2003 and $40,756 in 2002)	$ 76,187	$ 73,186

Summarized financial information for these subsidiaries is as follows:

	December 31
	2003	2002
	(In Thousands)
Revenues	$ 56,962	$ 69,254
Income before net realized gains on investments	2,884	18,896
Net income	3,267	13,640
Admitted assets	258,403	255,957
Liabilities	182,216	182,771

Midwestern United paid no common stock dividend to the Company in 2003 and paid a dividend of $1,159,000 in 2002.

SLD - 37

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

12. Capital and Surplus

Under Colorado insurance regulations, the Company is required to maintain a minimum total capital and surplus of $1,500,000. Additionally, the amount of dividends which can be paid by the Company to its shareholder without prior approval of the Colorado Division of Insurance is limited to the greater of the net gain from operations or 10% of surplus at December 31 of the preceding year.

Life and health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2003, the Company meets the RBC requirements.

The Company has two surplus notes to a related party for $65,032,000 and $100,000,000, which represent the cumulative cash draws on two $100,000,000 commitments issued by ING AIH through December 31, 2003, less principal payments. The surplus notes bear interest at a variable rate equal to the prevailing rate for 10-year U.S. Treasury bonds plus 1/4%, adjusted annually. The principal sum plus accrued interest shall be repaid in five annual installments beginning April 15, 2017 and continuing through April 15, 2021 ("Repayment Period"). The repayment amount shall be determined and adjusted annually on the last day of December, commencing December 31, 2016, and shall be an amount calculated to amortize any unpaid principal plus accrued interest over the years remaining in the Repayment Period. In the event that the Commissioner of Insurance of the State of Colorado does not grant approval for repayment, any unpaid annual installments shall be considered unpaid principal plus accrued interest for purposes of calculating subsequent annual installments. Repayment of principal and payment of interest shall be subordinated to the prior payment of, or provision for, all liabilities of the Company, but shall rank superior to the claim, interest and equity of the shares held by the shareholder of the Company. Such subordination shall be equally applicable in the case of any merger, consolidations, liquidation, rehabilitations, reorganization, dissolution, sale or other disposal of all, or substantially all, of a Company's assets, including the assumption, whether by reinsurance or otherwise, of the major portion of the Company's in force business pursuant to the reinsurance agreement or agreements approved by the Commissioner of Insurance of the State of Colorado.

The repayment of these notes are payable only out of surplus funds of the Company and only at such time as the surplus of the Company, after payment is made, does not fall below the prescribed level. There were no principal or interest payments in 2003 or 2002.

SLD - 38

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

13. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the Company's financial instruments are summarized as follows:

	December 31
	2003		2002
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In Thousands)
Assets:
Bonds	$ 11,999,561	$ 12,350,595	$ 11,414,565	$ 11,698,496
Preferred stocks	12,418	9,635	18,915	17,338
Unaffiliated common stocks	77,957	77,957	72,427	72,427
Mortgage loans	2,856,476	3,046,538	2,776,223	3,012,179
Contract loans	1,092,751	1,092,751	1,073,803	1,073,804
Derivative securities	10,031	(232,283)	22,939	(270,991)
Short-term investments	278,270	278,270	234,588	234,588
Cash	129,942	129,942	55,492	55,492
Investment in surplus notes	35,000	45,677	35,000	51,784
Indebtedness from related parties	14	14	8,420	8,420
Separate account assets	1,730,272	1,730,272	1,526,548	1,526,548
Receivable for securities	45,452	45,452	45,764	45,764

Liabilities:
Individual and group annuities	2,174,633	2,255,688	2,612,948	2,596,131
Deposit type contract	7,330,821	8,096,950	6,710,709	6,705,823
Policyholder funds	6,493	6,493	7,302	7,302
Indebtedness to related parties	40,051	40,051	1,802	1,802
Separate account liabilities	1,711,770	1,711,770	1,512,075	1,512,075
Payable for securities	65,097	65,097	2,522	2,522

SLD - 39

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash and short-term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Fixed maturities and equity securities: The fair values for bonds, preferred stocks and common stocks reported herein are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 2% and 12% over the total portfolio. Fair values determined on this basis can differ from values published by the SVO. Fair value as determined by the SVO as of December 31, 2003 and 2002 is $12,210,917,000 and $11,605,230,000, respectively.

Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk. All residential loans are valued at their outstanding principal balances, which approximate their fair values.

Derivative financial instruments: Fair values for on-balance-sheet derivative financial instruments (caps and floors) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models, taking into account current cash flow assumptions and the counterparties' credit standing.

Investment in surplus notes: Estimated fair values in surplus notes were generated using a discounted cash flow approach. Cash flows were discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on surplus notes with similar characteristics.

Guaranteed investment contracts: The fair values of the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

SLD - 40

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Off-balance-sheet instruments: The Company accepted additional deposits on existing synthetic guaranteed investment contracts in the amounts of $283,806,000 and $233,300,000 in 2003 and 2002, respectively, from trustees of 401(k) plans. Pursuant to the terms of these contracts, the trustees own and retain the assets related to these December 31, 2003 contracts. Such assets had a book value of $1,086,097,000 and $1,008,456,000 at December 31, 2003 and 2002, respectively. Under synthetic guaranteed investment contracts, the synthetic issuer may assume interest rate risk on individual plan participant initiated withdrawals from stable value options of 401(k) plans. Approximately 100% of the synthetic guaranteed investment contract book values are on a participating basis and have a credited interest rate reset mechanism, which passes such interest rate risk to plan participants.

Other investment-type insurance contracts: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender values. The carrying values of other policyholder liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies, and premium deposits, approximate their fair values.

The carrying value of all other financial instruments approximates their fair value.

14. Commitments and Contingencies

The Company is a party to threatened or pending lawsuits arising from the normal conduct of business. Due to the climate in insurance and business litigation, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of pending lawsuits, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the Company's operations or financial position.

The Company guarantees certain contractual policy obligations of its subsidiary, Midwestern United. In the unlikely event that Midwestern United was unable to fulfill its obligations to policyholders, the Company would be obligated to assume the guaranteed policy obligations, but any ultimate contingent losses in connection with such guarantees will not have a material adverse impact on the Company's future operations or financial position.

The Company is a member of the Federal Home Loan Bank of Topeka ("FHLB"). As a member of the FHLB, the Company has issued non-putable funding agreements with the FHLB. Assets with a book value of $1,711,488,000 collateralize these agreements. The reserves on these agreements were $1,460,459,000 at December 31, 2003.

SLD - 41

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Guarantee Agreement

The Company, effective January 2002, entered into a Guarantee Agreement with two other ING Affiliates whereby it is jointly and severally liable for $250,000,000 obligation of another ING affiliate, Security Life of Denver International Limited ("SLDI"). The Company's Board of Directors approved this transaction on April 25, 2002. The three affiliated life insurers were ReliaStar Life Insurance Company, Security-Connecticut (subsequently merged into ReliaStar Life Insurance Company, on October 1, 2003) and the Company. The joint and several guarantees of the two insurers are capped at $250,000,000. The States of Colorado and Minnesota did not disapprove the guarantee.

Assets and liabilities, and the related revenues and expenses recorded as a result of transactions and agreements with affiliates may not be the same as those recorded if the Company was not a wholly-owned subsidiary of its parent.

Leases and Other Commitments

The Company leases office space under various non-cancelable operating lease agreements that expire July 2009. During the years ended December 31, 2003 and 2002, rent expense totaled $1,817,000 and $1,082,000, respectively. At December 31, 2003, the minimum aggregate rental commitments for the upcoming five years are: 2004 - $583,000; 2005 - $406,000; 2006 - $206,000; 2007 - $110,000; 2008 - $9,000.

Certain rental commitments have renewal options extending through the year 2009 subject to adjustments in the future periods. The Company is not involved in any material sale-leaseback transactions.

At December 2003, the Company had committed to provide additional capital contributions of $20,231,000 in partnerships reported in other invested assets on the balance sheets.

Other Matters

Like many financial services companies, certain U.S. affiliates of ING Groep N.V. ("ING"), the Company's ultimate parent, have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING has cooperated fully with each request.

SLD - 42

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. This internal review is being conducted by independent special counsel and auditors. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within the Company's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question. In each arrangement identified, ING has terminated the inappropriate trading, taken steps to discipline or terminate employees who were involved, and modified policies and procedures to deter inappropriate activity. While the review is not completed, management believes the activity identified does not represent a systemic problem in the businesses involved.

These instances included agreements (initiated in 1998) that permitted one variable life insurance customer of ReliaStar Life Insurance Company ("ReliaStar"), an affiliate of the Company, to engage in frequent trading, and to submit orders until 4pm Central Time, instead of 4pm Eastern Time. ReliaStar was acquired by ING in 2000. The late trading arrangement was immediately terminated when current senior management became aware of it in 2002. ING believes that no profits were realized by the customer from the late trading aspect of the arrangement.

In addition, the review has identified five arrangements that allowed frequent trading of funds within variable insurance products issued by ReliaStar and by ING USA Annuity & Life Insurance Company, an affiliate of the Company, and in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds.

ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any profits that accrued to any person who engaged in improper frequent trading for which ING is responsible. Management believes that the total amount of such reimbursements will not be material to ING or its U.S. business.

SLD - 43

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

15. Financing Agreements

The Company maintains a revolving loan agreement with SunTrust Bank, Atlanta (the "Bank"). Under this agreement, which expires July 30, 2004, the Company can borrow up to $125,000,000 from the Bank. Interest on any borrowing accrues at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.225% or (2) a rate quoted by the Bank to the Company for the borrowing. Under this agreement, the Company incurred interest expense of $7,000 and $71,000 for the years ended December 31, 2003 and 2002, respectively. Additionally, there were no amounts payable to the Bank at December 31, 2003 or 2002.

The Company also maintains a revolving loan agreement with Bank of New York, New York ("BONY"). Under this agreement, the Company can borrow up to $100,000,000 from BONY. Interest on any of the Company borrowing accrues at an annual rate equal to: (1) the cost of funds for BONY for the period applicable for the advance plus 0.35% or (2) a rate quoted by BONY to the Company for the borrowing. Under this agreement, the Company incurred interest expense of $10,000 and $25,000 for the years ended December 31, 2003 and 2002, respectively. Additionally, there were no amounts payable to BONY at December 31, 2003 or 2002.

The Company borrowed $3,854,865,000 and repaid $3,768,515,000 in 2003 and borrowed $6,638,185,000 and repaid $6,638,185,000 in 2002. These borrowings were on a short-term basis, at an interest rate that approximated current money market rates and excludes borrowings from reverse dollar repurchase transactions. Interest paid on borrowed money was $530,000 and $1,161,000, during 2003 and 2002, respectively.

16. Related Party Transactions
Affiliates

Management and service contracts and all cost sharing arrangements with other affiliated ING United States Life Insurance Companies are allocated among companies in accordance with normal, generally accepted expense and cost allocation methods.

Investment Management: The Company has entered into an asset management agreement and an administrative services agreement with ING Investment Management, LLC ("IIM") under which IIM provides the Company with investment management and asset/liability management services. Total fees under the agreement were approximately $47,025,000 and $37,147,000 for the years ended December 31, 2003 and 2002, respectively.

SLD - 44

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Inter-insurer Services Agreement: The Company has entered into a services agreement with certain of its affiliated insurance companies in the United States ("affiliated insurers") whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting and other services to each other. Net amount paid under these agreements was $49,500,000 and $55,054,000 for the years ended December 31, 2003 and 2002, respectively.

Reciprocal Loan Agreement: The Company has entered into a reciprocal loan agreement with ING AIH to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which expires July 1, 2011, the Company and ING AIH can borrow up to $538,400,000 from one another. Interest on any of the Company's borrowing is charged at the rate of ING AIH cost of funds for the interest period plus 0.15%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, the Company incurred interest expense of $512,000 and interest income of $2,818,000 for the year ended December 31, 2003. At December 31, 2003, the Company had $86,350,000 payable to ING AIH and $106,700,000 receivable from ING AIH. The payable balance is included in borrowed money on the accompanying balance sheets, while the receivable is recorded in cash and short-term investments.

Tax Sharing Agreements: The Company has entered into federal tax sharing agreements with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax or other tax return on a consolidated, combined or unitary basis.

Service Agreement with ING Financial Advisors, LLC: The Company has entered into a services agreement with ING Financial Advisors, LLC ("ING FA") to provide certain administrative, management, professional advisory, consulting and other services to the Company for the benefit of its customers. Charges for these services are to be determined in accordance with fair and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company.

Global Medium Term Note Program: In December 2002, the Company established a Global Medium Term Note program secured by funding agreements issued by the Company. The notes, which are offered by ING Security Life Institutional Funding, a special purpose statutory trust, are offered only to U.S. qualified institutional buyers pursuant to Rule 144A of the Securities Act or to foreign buyers pursuant to Regulation S of the Securities Act. During 2003, the program issued notes with an aggregate outstanding principal balance of $1.9 billion as of December 31, 2003.

SLD - 45

Security Life of Denver Insurance Company
Notes to Financial Statements - Statutory Basis

Assets and liabilities, along with related revenues and expenses recorded as a result of transactions and agreements with affiliates, may not be the same as those recorded if the Company was not a wholly-owned subsidiary of its parent.

17. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state.

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The Company has estimated this liability to be $1,986,000 and $2,305,000 as of December 31, 2003 and 2002, respectively, and has recorded a liability. The Company has also recorded an asset of $141,000 and $3,035,000 as of December 31, 2003 and 2002, respectively, for future credits to premium taxes for assessments already paid.

SLD - 46
Security Life of Denver Insurance Company

Unaudited Pro Forma Financial Statements in Accordance with Statutory Accounting Principles

Contents
Page
Unaudited Pro Forma Statutory-basis Balance Sheets as of June 30, 2004	SLD-PF-2
Unaudited Pro Forma Statutory-basis Statements of Operations for the six months ended June 30, 2004 and 2003, and for the years ended December 31, 2003 and December 31, 2002	SLD-PF-4
Unaudited Pro Forma Statutory-basis Statements of Changes in Capital and Surplus for the six months ended June 30, 2004, and for the years ended December 31, 2003 and December 31, 2002	SLD-PF-8
Unaudited Pro Forma Statutory-basis Statements of Cash Flows for the six months ended June 30, 2004 and the years ended December 31, 2003 and December 31, 2002	SLD-PF-11

The following unaudited pro forma statutory-basis Security Life financial information is based on the historical statutory-basis financial statements of Security Life and Southland Life, and has been prepared to illustrate the effects of the merger of Southland Life with and into Security Life. The unaudited pro forma statutory-basis financial information is presented for illustration purposes only, and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated, nor is it necessarily indicative of future operating results or financial position of the combined company.

SLD-PF-1

Unaudited Pro Forma Statutory Basis Balance Sheets as of June 30, 2004
	SLD	SLI	Pro Forma Adjustments	Pro Forma Consolidated
	(In Millions)
Admitted assets
Cash and invested assets:
Bonds	$ 11,525.5	$ 2,641.9	$ -	$ 14,167.4
Preferred stocks	13.5	0.1	-	13.6
Common stocks	77.6	0.7	-	78.3
Subsidiaries	82.1	-	-	82.1
Mortgage loans	2,798.9	494.1	-	3,293.0
Real estate, less accumulated depreciation of $13.6	31.2	1.5	-	32.7
Contract loans	1,052.4	63.4	-	1,115.8
Other invested assets	142.6	27.8	-	170.4
Cash and short-term investments	307.0	25.3	-	332.3
Total cash and invested assets	16,030.8	3,254.8	-	19,285.6

Deferred and uncollected premiums, less loading of $1.7	(33.3)	3.7	-	(29.6)
Accrued investment income	212.4	32.2	-	244.6
Reinsurance balances recoverable	172.8	9.8	-	182.6
Data processing equipment, less accumulated				-
depreciation of $6.2	-	-	-	-
Indebtedness from related parties	3.8	1.2	-	5.0
Federal income tax recoverable, (including $85.3				-
net deferred tax assets)	72.3	16.9	-	89.2
Separate account assets	1,798.9	103.2	-	1,902.1
Other assets	16.6	0.6	-	17.2
Total admitted assets	$ 18,274.3	$ 3,422.4	$ -	$ 21,696.7

SLD-PF-2

Unaudited Pro Forma Statutory Basis Balance Sheets as of June 30, 2004
	SLD	SLI	Pro Forma Adjustments		Pro Forma Consolidated
	(In Millions, except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 7,335.9	$ 2,794.8	$ -		$ 10,130.7
Accident and health reserves	-	-	-		-
Deposit type contracts	6,911.5	24.7	-		6,936.2
Policyholders' funds	6.4	-	-		6.4
Dividends payable	3.2	-	-		3.2
Unpaid claims	30.3	9.4	-		39.7
Total policy and contract liabilities	14,287.3	2,828.9	-		17,116.2

Interest maintenance reserve	17.7	24.1	-		41.8
Accounts payable and accrued expenses	48.4	9.7	-		58.1
Reinsurance balances due	571.3	2.2	-		573.5
Indebtedness to related parties	0.7	-	-		0.7
Contingency reserve	15.3	7.1	-		22.4
Asset valuation reserve	107.9	21.7	-		129.6
Borrowed money, net	333.4	247.9	-		581.3
Other liabilities	143.4	13.0	-		156.4
Separate account liabilities	1,786.1	103.2	-		1,889.3
Total liabilities	17,311.5	3,257.8	-		20,569.3

Capital and surplus:
Common stock	2.9	7.5	(7.5)	(1)	2.9
Surplus notes	165.0	-	-		165.0
Paid-in and contributed surplus	837.4	89.9	7.5	(1)	934.8
Deferral of gain on reinsurance of existing business	132.0	40.5			172.5
Unassigned (deficit) surplus	(174.5)	26.7	-		(147.8)
Total capital and surplus	962.8	164.6	-		1,127.4
Total liabilities and capital and surplus	$ 18,274.3	$ 3,422.4	$ -		$ 21,696.7

SLD-PF-3

Unaudited Pro Forma Statutory Basis Statement of Operations for the
6 Months Ended June 30, 2004
	SLD	SLI	Pro Forma Adjustments	Pro Forma Consolidated
	(In Millions)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 714.5	$ 108.7	$ -	$ 823.2
Policy proceeds and dividends left on deposit	-	-	-	-
Net investment income	329.6	90.4	-	420.0
Amortization of interest maintenance reserve	(8.9)	3.4	-	(5.5)
Commissions, expense allowances and reserve			-	-
adjustments on reinsurance ceded	155.8	6.5	-	162.3
Other income	44.1	5.6	-	49.7
Total premiums and other revenues	1,235.1	214.6	-	1,449.7

Benefits paid or provided:
Death benefits	104.2	24.8	-	129.0
Annuity benefits	6.9	0.4	-	7.3
Surrender benefits	533.2	45.6	-	578.8
Interest on policy or contract funds	141.0	-	-	141.0
Other benefits	0.6	0.2	-	0.8
Change in life, annuity, and accident and health reserves	(53.3)	68.8	-	15.5
Net transfers to separate accounts	66.4	5.4	-	71.8
Total benefits paid or provided	799.0	145.2	-	944.2

Insurance expenses:
Commissions	240.8	12.3		253.1
General expenses	59.8	10.1		69.9
Insurance taxes, licenses and fees,
excluding federal income taxes	14.5	3.8		18.3
Miscellaneous deductions	1.2	-		1.2
Total insurance expenses	316.3	26.2	-	342.5
Gain from operations before policyholder dividends,
federal income taxes and net realized capital losses	119.8	43.2	-	163.0
Dividends to policyholders	1.1	-	-	1.1
Gain from operations before federal income taxes and
net realized capital losses	118.7	43.2	-	161.9
Federal income taxes	58.4	12.7	-	71.1
Gain from operations before net realized capital losses	60.3	30.5	-	90.8
Net realized capital losses net of income taxes of $1.0 and
excluding net transfers to the interest maintenance
reserve of $(4.1)	(7.5)	(0.2)	-	(7.7)
Net income	$ 52.8	$ 30.3	$ -	$ 83.1
SLD-PF-4

Unaudited Pro Forma Statutory Basis Statement of Operations for the 6 Months Ended June 30, 2003 Statutory Basis

	SLD	SLI	Pro Forma Adjustments	Pro Forma Consolidated
	(In Millions)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 1,037.9	$ 195.9	$ -	$ 1,233.8
Policy proceeds and dividends left on deposit	-	-	-	-
Net investment income	362.1	83.4	-	445.5
Amortization of interest maintenance reserve	(7.8)	3.1	-	(4.7)
Commissions, expense allowances and reserve			-	-
adjustments on reinsurance ceded	68.8	8.4	-	77.2
Other income	38.9	9.9	-	48.8
Total premiums and other revenues	1,499.9	300.7	-	1,800.6

Benefits paid or provided:
Death benefits	289.3	28.7	-	318.0
Annuity benefits	6.9	0.4	-	7.3
Surrender benefits	846.3	25.8	-	872.1
Interest on policy or contract funds	118.2	0.6	-	118.8
Other benefits	0.2	0.5	-	0.7
Change in life, annuity, and accident and health reserves	(105.2)	180.4	-	75.2
Net transfers to separate accounts	42.8	5.3	-	48.1
Total benefits paid or provided	1,198.5	241.7	-	1,440.2

Insurance expenses:
Commissions	159.4	27.9		187.3
General expenses	66.0	9.5		75.5
Insurance taxes, licenses and fees,
excluding federal income taxes	9.1	5.5		14.6
Miscellaneous deductions	1.7	-		1.7
Total insurance expenses	236.2	42.9	-	279.1
Gain from operations before policyholder dividends,
federal income taxes and net realized capital losses	65.2	16.1	-	81.3
Dividends to policyholders	1.3	-	-	1.3
Gain from operations before federal income taxes and
net realized capital losses	63.9	16.1	-	80.0
Federal income taxes	44.0	7.0	-	51.0
Gain from operations before net realized capital losses	19.9	9.1	-	29.0
Net realized capital losses net of income taxes of (1.9) and excluding net transfers to the interest maintenance
reserve of $13.5	(52.7)	(7.4)	-	(60.1)
Net (loss) income	$ (32.8)	$ 1.7	$ -	$ (31.1)
SLD-PF-5

Unaudited Pro Forma Statutory Basis Statement of Operations for the Year Ended December 31, 2003
	SLD	SLI	Pro Forma Adjustments	Pro Forma Consolidated
	(In Millions)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 1,182.1	$ 336.1	$ -	$ 1,518.2
Net investment income	707.7	171.7	-	879.4
Amortization of interest maintenance reserve	(16.7)	6.3	-	(10.4)
Commissions, expense allowances and reserve adjustments			-	-
on reinsurance ceded	260.3	14.6	-	274.9
Other income	84.4	13.8	-	98.2
Total premiums and other revenues	2,217.8	542.5	-	2,760.3

Benefits paid or provided:
Death benefits	503.7	52.9	-	556.6
Annuity benefits	13.5	1.2	-	14.7
Surrender benefits	1,312.6	71.9	-	1,384.5
Interest on policy or contract funds	233.7	1.0	-	234.7
Other benefits	-	0.4	-	0.4
Change in life, annuity, and accident and health reserves	(419.4)	284.9	-	(134.5)
Net transfers to separate accounts	49.7	9.8	-	59.5
Total benefits paid or provided	1,693.8	422.1	-	2,115.9

Insurance expenses:
Commissions	357.8	47.4		405.2
General expenses	133.7	24.5		158.2
Insurance taxes, licenses and fees,
excluding federal income taxes	21.4	10.4		31.8
Miscellaneous deductions	2.4	-		2.4
Total insurance expenses	515.3	82.3	-	597.6
Gain from operations before policyholder dividends,
federal income taxes and net realized capital losses	8.7	38.1	-	46.8
Dividends to policyholders	2.8	-	-	2.8
Gain from operations before federal income taxes and
net realized capital losses	5.9	38.1	-	44.0
Federal income taxes	103.1	25.2	-	128.3
Gain from operations before net realized capital losses	(97.2)	12.9	-	(84.3)
Net realized capital losses net of income taxes of (1.9) and excluding net transfers to the interest maintenance
reserve of $13.5	(45.3)	(6.6)	-	(51.9)
Net (loss) income	$ (142.5)	$ 6.3	$ -	$ (136.2)

SLD-PF-6

Unaudited Pro Forma Statutory Basis Statement of Operations for the Year Ended December 31, 2002
	SLD	SLI	Pro Forma Adjustments	Pro Forma Consolidated
	(In Millions)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 2,063.8	$ 119.4	$ -	$ 2,183.2
Net investment income	858.4	180.6	-	1,039.0
Amortization of interest maintenance reserve	(13.4)	5.7	-	(7.7)
Commissions, expense allowances and reserve adjustments
on reinsurance ceded	53.3	30.6	-	83.9
Other income	72.0	15.4	-	87.4
Total premiums and other revenues	3,034.1	351.7	-	3,385.8

Benefits paid or provided:
Death benefits	402.4	49.1	-	451.5
Annuity benefits	12.0	2.5	-	14.5
Surrender benefits	1,276.8	74.5	-	1,351.3
Interest on policy or contract funds	296.0	(0.9)	-	295.1
Other benefits	(1.9)	1.5	-	(0.4)
Change in life, annuity, and accident and health reserves	290.9	50.6	-	341.5
Net transfers to separate accounts	60.8	19.3	-	80.1
Total benefits paid or provided	2,337.0	196.6	-	2,533.6

Insurance expenses:
Commissions	307.1	48.4		355.5
General expenses	98.2	35.6		133.8
Insurance taxes, licenses and fees,
excluding federal income taxes	18.9	11.5		30.4
Miscellaneous deductions	0.9	2.0		2.9
Total insurance expenses	425.1	97.5	-	522.6
Gain from operations before policyholder dividends,
federal income taxes and net realized capital losses	272.0	57.6	-	329.6
Dividends to policyholders	2.6	-	-	2.6
Gain from operations before federal income taxes and
net realized capital losses	269.4	57.6	-	327.0
Federal income taxes	88.8	1.9	-	90.7
Gain from operations before net realized capital losses	180.6	55.7	-	236.3
Net realized capital losses net of income taxes of (1.9) and excluding net transfers to the interest maintenance
reserve of $13.5	(43.4)	(8.9)	-	(52.3)
Net income	$ 137.2	$ 46.8	$ -	$ 184.0

SLD-PF-7

Unaudited Pro Forma Statutory Basis Statement of Changes in Capital and Surplus for the 6 Months Ended June 30, 2004

	SLD	SLI	Pro Forma Adjustments		Pro Forma Consolidated
	(In Millions)
Common stock:
Balance at beginning and end of year	$ 2.9	$ 7.5	$ (7.5)	(1)	$ 2.9

Surplus note:
Balance at beginning and end of year	165.0	-	-		165.0

Paid-in and contributed surplus:
Balance at beginning of year	837.4	89.9	7.5	(1)	934.8
Capital contributions	-	-	-		-
Balance at end of year	837.4	89.9	7.5		934.8

Unassigned (deficit) surplus:
Balance at beginning of year	(106.1)	39.3	-		(66.8)
Net income	52.8	30.3	-		83.1
Change in net unrealized capital gains or losses	11.8	1.7	-		13.5
Change in nonadmitted assets	(3.2)	5.4	-		2.2
Change in asset valuation reserve	(12.3)	(4.6)	-		(16.9)
Change in net deferred income tax	22.0	(2.4)	-		19.6
Deferral of gain on reinsurance transaction	(7.5)	(2.5)	-		(10.0)
Balance at end of year	(42.5)	67.2	-		24.7
Total capital and surplus	$ 962.8	$ 164.6	$ -		$ 1,127.4

SLD-PF-8

Unaudited Pro Forma Condensed Statutory Basis of Changes in Capital and Surplus for the Year ended December 31, 2003
	SLD	SLI	Pro Forma Adjustments		Pro Forma Consolidated
	(In Millions)
Common stock:
Balance at beginning and end of year	$ 2.9	$ 7.5	$ (7.5)	(1)	$ 2.9

Surplus note:
Balance at beginning and end of year	165.0	-	-		165.0

Paid-in and contributed surplus:
Balance at beginning of year	837.4	69.9	7.5	(1)	914.8
Capital contributions	-	20.0	-		20.0
Balance at end of year	837.4	89.9	7.5		934.8

Unassigned (deficit) surplus:
Balance at beginning of year	26.0	47.5	-		73.5
Net income	(142.5)	6.3	-		(136.2)
Change in net unrealized capital gains or losses	12.0	2.5	-		14.5
Change in nonadmitted assets	(43.4)	(20.6)	-		(64.0)
Change in liability for reinsurance in
unauthorized companies	2.0	(1.7)	-		0.3
Change in asset valuation reserve	(20.8)	(6.1)	-		(26.9)
Change in net deferred income tax	57.1	16.4	-		73.5
Change in surplus as a result of reinsurance, net of tax	-	(5.0)	-		(5.0)
Dividends to stockholder	(136.1)	-	-		(136.1)
Deferral of gain on reinsurance transaction	139.6	-	-		139.6
Balance at end of year	(106.1)	39.3	-		(66.8)
Total capital and surplus	$ 899.2	$ 136.7	$ -		$ 1,035.9

SLD-PF-9

Unaudited Pro Forma Statutory Basis Statement of Changes in Capital and Surplus for the
Year Ended December 31, 2002
	SLD	SLI	Pro Forma Adjustments		Pro Forma Consolidated
	(In Millions)
Common stock:
Balance at beginning and end of year	$ 2.9	$ 7.5	$ (7.5)	(1)	$ 2.9

Surplus note:
Balance at beginning and end of year	165.0	-	-		165.0

Paid-in and contributed surplus:
Balance at beginning of year	737.4	69.9	7.5	(1)	814.8
Capital contributions	100.0	-	-		100.0
Balance at end of year	837.4	69.9	7.5		914.8

Unassigned (deficit) surplus:
Balance at beginning of year	(136.2)	56.1	-		(80.1)
Net income	137.2	46.8	-		184.0
Change in net unrealized capital gains or losses	(5.1)	(4.1)	-		(9.2)
Change in nonadmitted assets	42.1	40.6	-		82.7
Change in liability for reinsurance in
unauthorized companies	(5.5)	-	-		(5.5)
Change in asset valuation reserve	1.1	3.9	-		5.0
Change in net deferred income tax	(7.6)	(23.9)	-		(31.5)
Change in surplus as a result of reinsurance, net of tax	-	48.1	-		48.1
Dividends to stockholder	-	(120.0)	-		(120.0)
Balance at end of year	26.0	47.5	-		73.5
Total capital and surplus	$ 1,031.3	$ 124.9	$ -		$ 1,156.2

SLD-PF-10

Unaudited Pro Forma Statutory Basis Statement of Cash Flows for the 6 Months Ended June 30, 2004
	SLD	SLI	Pro Forma Adjustments	Pro Forma Consolidated
	(In Millions)
Operations
Premiums, policy proceeds, and other
considerations received, net of reinsurance paid	$ 752.7	$ 108.9	$ -	$ 861.6
Net investment income received	407.6	90.5	-	498.1
Commission, expenses paid and other miscellaneous expenses	(308.3)	(34.2)	-	(342.5)
Benefits paid	(1,624.4)	(68.8)	-	(1,693.2)
Net transfers from (to) separate accounts	(126.2)	(5.1)	-	(131.3)
Dividends paid to policyholders	(1.8)	-	-	(1.8)
Federal income taxes paid	(75.3)	(20.6)	-	(95.9)
Other revenues	173.2	10.6	-	183.8
Net cash (used in) provided by operations	(802.5)	81.3	-	(721.2)

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	4,188.0	1,888.5	-	6,076.5
Stocks	0.2	-	-	0.2
Mortgage loans	287.9	25.5	-	313.4
Real estate	3.1	-	-	3.1
Other invested assets	4.8	1.1	-	5.9
Net gain on cash and short term investments	-	-	-	-
Miscellaneous proceeds	-	51.6	-	51.6
Net proceeds from sales, maturities, or repayments of investments	4,484.0	1,966.7	-	6,450.7
Cost of investments acquired:
Bonds	3,787.5	2,168.9	-	5,956.4
Stocks	2.5	-	-	2.5
Mortgage loans	231.7	15.9	-	247.6
Real estate	-	1.5	-	1.5
Other invested assets	4.7	1.6	-	6.3
Miscellaneous applications	22.8	-	-	22.8
Total cost of investments acquired	4,049.2	2,187.9	-	6,237.1
Net change in contract loans	40.3	0.9		41.2
Net cash provided by (used in) investment activities	475.1	(220.3)	-	254.8

Financing and miscellaneous activities
Cash provided:
Capital and surplus paid-in	-	-	-	-
Borrowed money received (repaid)	65.1	137.9	-	203.0
Net deposits on deposit-type contract funds	6.9	4.4	-	11.3
Dividends to stockholders	-	-	-	-
Other sources (uses)	154.1	(6.5)	-	147.6
Net cash provided by financing and miscellaneous activities	226.1	135.8	-	361.9
Net change in cash and short-term investments	(101.3)	(3.2)	-	(104.5)
Cash and short-term investments
Beginning of year	408.2	28.6	-	436.8
End of year	$ 306.9	$ 25.4	$ -	$ 332.3

SLD-PF-11

Unaudited Pro Forma Statutory Basis Statement of Cash Flows for the Year Ended
December 31, 2003
	SLD	SLI	Pro Forma Adjustments	Pro Forma Consolidated
	(In Millions)
Operations
Premiums, policy proceeds, and other
considerations received, net of reinsurance paid	$ 1,329.8	$ 336.4	$ -	$ 1,666.2
Net investment income received	915.2	174.9	-	1,090.1
Commission, expenses paid and other miscellaneous expenses	(475.5)	(88.9)	-	(564.4)
Benefits paid	(1,430.9)	(136.8)	-	(1,567.7)
Net transfers from (to) separate accounts	31.4	(12.3)	-	19.1
Dividends paid to policyholders	(2.6)	-	-	(2.6)
Federal income taxes paid	(105.6)	(10.6)	-	(116.2)
Other revenues	420.2	31.6	-	451.8
Net cash provided by (used in) operations	682.0	294.3	-	976.3

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	9,537.9	3,207.8	-	12,745.7
Stocks	10.3	-	-	10.3
Mortgage loans	523.5	64.0	-	587.5
Real estate	1.4	-	-	1.4
Other invested assets	9.6	3.1	-	12.7
Net gain on cash and short term investments	9.6	-	-	9.6
Miscellaneous proceeds	61.3	-	-	61.3
Net proceeds from sales, maturities, or repayments of investments	10,153.6	3,274.9	-	13,428.5
Cost of investments acquired:
Bonds	10,348.6	3,419.1	-	13,767.7
Stocks	4.0	62.7	-	66.7
Mortgage loans	604.8	-	-	604.8
Real estate	-	-	-	-
Other invested assets	13.2	2.5	-	15.7
Miscellaneous applications	-	41.3	-	41.3
Total cost of investments acquired	10,970.6	3,525.6	-	14,496.2
Net change in contract loans	(18.9)	(0.6)		(19.5)
Net cash used in investment activities	(835.9)	(251.3)	-	(1,087.2)

Financing and miscellaneous activities
Cash provided:
Capital and surplus paid-in	10.6	20.0	-	30.6
Borrowed money received (repaid)	99.4	(81.6)	-	17.8
Net deposits on deposit-type contract funds	47.9	2.7	-	50.6
Dividends to stockholders	(136.1)	(88.7)	-	(224.8)
Other sources (uses)	250.2	(21.2)	-	229.0
Net cash provided by (used in) financing and miscellaneous activities	272.0	(168.8)	-	103.2
Net change in cash and short-term investments	118.1	(125.8)	-	(7.7)
Cash and short-term investments
Beginning of year	290.1	154.4	-	444.5
End of year	$ 408.2	$ 28.6	$ -	$ 436.8
SLD-PF-12

Unaudited Pro Forma Statutory Basis Statement of Cash Flows for the Year Ended
December 31, 2002
	SLD	SLI	Pro Forma Adjustments	Pro Forma Consolidated
	(In Millions)
Operations
Premiums, policy proceeds, and other
considerations received, net of reinsurance paid	$ 2,078.4	$ 119.7	$ -	$ 2,198.1
Net investment income received	1,018.2	179.2	-	1,197.4
Commission, expenses paid and other miscellaneous expenses	(393.0)	(92.4)	-	(485.4)
Benefits paid	(1,920.4)	(126.0)	-	(2,046.4)
Net transfers from (to) separate accounts	(770.7)	(16.9)	-	(787.6)
Dividends paid to policyholders	(2.8)	-	-	(2.8)
Federal income taxes paid	(48.6)	15.9	-	(32.7)
Other revenues	18.7	40.4	-	59.1
Net cash provided by (used in) operations	(20.2)	119.9	-	99.7

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	9,417.2	4,407.9	-	13,825.1
Stocks	23.2	0.1	-	23.3
Mortgage loans	452.6	56.3	-	508.9
Real estate	-	2.6	-	2.6
Other invested assets	29.1	2.2	-	31.3
Net gain on cash and short term investments	0.1	-	-	0.1
Miscellaneous proceeds	-	22.5	-	22.5
Net proceeds from sales, maturities, or repayments of investments	9,922.2	4,491.6	-	14,413.8
Cost of investments acquired:
Bonds	10,434.7	4,484.8	-	14,919.5
Stocks	37.5	-	-	37.5
Mortgage loans	795.6	80.3	-	875.9
Real estate	-	2.5	-	2.5
Other invested assets	10.8	5.1	-	15.9
Miscellaneous applications	188.2	140.1	-	328.3
Total cost of investments acquired	11,466.8	4,712.8	-	16,179.6
Net change in contract loans	50.3	25.1		75.4
Net cash used in investment activities	(1,494.3)	(196.1)	-	(1,690.4)

Financing and miscellaneous activities
Cash provided:
Capital and surplus paid-in	91.7	48.2	-	139.9
Borrowed money (repaid) received	(142.4)	144.4	-	2.0
Net deposits on deposit-type contract funds	1,770.8	-	-	1,770.8
Dividends to stockholders	-	(36.3)	-	(36.3)
Other uses	(483.0)	(30.8)	-	(513.8)
Net cash provided by financing and miscellaneous activities	1,237.1	125.5	-	1,362.6
Net change in cash and short-term investments	(277.4)	49.3	-	(228.1)
Cash and short-term investments
Beginning of year	567.4	105.1	-	672.5
End of year	$ 290.0	$ 154.4	$ -	$ 444.4
SLD-PF-13

Note to Unaudited Pro Forma Statutory Basis Financial Statements as of
June 30, 2004 and June 30, 2003, and for the periods ended December 31, 2003 and 2002

1. Pro Forma Consolidation

The unaudited pro forma condensed consolidated financial statements have been prepared as a statutory merger, in accordance with the provisions of SSAP No. 68 - Business Combinations and Goodwill in order to present the condensed financial position and results of operations of SLD and SLI, as if the entities had previously been combined. The unaudited pro forma condensed consolidated balance sheets, income statements, statements of changes in capital and surplus and statements of cash flows give effect to the consolidation transaction as if it had occurred on January 1, 2002.

Following is a description of the pro forma adjustments that were made to the financial statements.

(1)	All of the shares of capital stock of SLI will be canceled and retired, and will cease to exist, as of the merger with and into SLD.

SLD-PF-14

333-119438	October 2004